UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
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Securities Exchange Act of 1934

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DBV Technologies S.A.
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Dear Fellow DBV Shareholders,

Each year, I begin my letter to you with the reminder that DBV was founded upon the belief that children with food allergies, their families, and the allergists who treat them need, and deserve, multiple treatment options. That belief remains the core tenet of DBV today – it guides our corporate strategy and drives our employees each day.

In recapping what was a very eventful 2024 for DBV, I must start by addressing the longer than expected time needed to initiate the COMFORT Toddlers pivotal safety study in peanut allergic children ages 1 – 3-years-old. In early 2024, the U.S. Food and Drug Administration (FDA) added significant and unexpected requirements for data to be generated in the Comfort Toddlers trial, requirements which would have made the execution of that trial very difficult. Thus, much of 2024 was focused on dialogue and data sharing with FDA, and, through that process, securing alignment with the Agency on a reasonable path forward for the Viaskin® Peanut patch in the 1 – 3-year-old age group. During this time, the Company’s cash runway was depleted, which put pressure on the stock price. Although the time we invested in securing that alignment was significant, it was critical to best explain epicutaneous immunotherapy and the Viaskin Peanut patch, not only for the toddlers program but, just as essential, to the whole Viaskin platform going forward. In this dialogue, we wish to acknowledge the constructive role played by senior management at FDA’s reviewing division for the Viaskin Peanut patch, the Office of Vaccine Research and Review, in aiding this alignment. Such constructive FDA exchanges around food allergy immunotherapy, an area of breakthrough science, were a model for FDA-industry partnerships. We certainly wish to continue this type of dialogue with the Agency in the future.

Having navigated and resolved these issues, DBV is now well-positioned for success. Doing so required patience, dedication, and exceptional leadership from DBV’s executive team and colleagues. I am pleased that the Company met and addressed these challenges thanks to the strong voice of patients, investigators and medical experts, a focus on good regulatory science to satisfy the Agency, and yes, perseverance – resulting in FDA granting an Accelerated Approval pathway for the Viaskin Peanut patch in 1 – 3-year-olds. This clear, expedited alignment means that toddlers with peanut allergy may have the potential to receive an FDA approved product faster, with robust safety and efficacy data. Moreover, this solid foundation will serve DBV well as the Company progresses regulatory pathways for the Viaskin Peanut patch in both 1 – 3 and 4 – 7-year olds. On behalf of the Board of Directors, we are grateful for this work and to see the Viaskin peanut patch progress expeditiously towards potential approval for those who are so eagerly awaiting its arrival.

DBV continues to expand a substantial clinical dataset, with more than 1,800 children on active treatment across age groups and programs when we combine data from our prior Phase 3 trials, including more than 380 toddlers aged 1 through 3 years and 745 children aged 4 through 7. The Company is accumulating the largest ever cumulative exposure to an investigational product candidate in pediatric food allergy. More than one million Viaskin Peanut patches have been applied to peanut-allergic children in our trials to date, which is equivalent to more than one million days of therapy. We are pleased to have completed recruitment of the VITESSE Phase 3 pivotal study in children 4 – 7 years-old in August 2024 and are on-track for topline results to read-out in the fourth quarter 2025. In parallel, clinical work to initiate the COMFORT Toddlers supplemental safety study in 1 – 3 year olds progressed and is on-track for the first patient to be screened in the second quarter of 2025.

In addition to DBV’s clinical trials to support the Viaskin Peanut patch regulatory pathway, there continues to be growing interest in the academic medical field in learning more about epicutaneous immunotherapy with the Viaskin Peanut patch. Three different high-quality journals invited top experts to contribute review manuscripts on this topic and the DBV Product Theater at the American Academy of Allergy, Asthma, and Immunology (AAAAI) meeting resulted in record-breaking attendance. Further, based on available data from DBV clinical trials, epicutaneous immunotherapy was included in the European Academy of Allergy and Clinical Immunology (EAACI) guidelines as a recommended treatment option for peanut allergy, if available.

In 2024, DBV continued to exercise careful expense management and remained highly disciplined in our cash usage. The Company closed the year with $32.5 million in cash reserves. Prudently, resources were directed to support the VITESSE Phase 3 pivotal study and preparations for the COMFORT Toddlers supplemental safety study. In 2024, not only did DBV achieve alignment with FDA on the 1 – 3 year-old Biologics License Application (BLA), but this constructive dialogue extended into the first quarter of 2025 and led to the agreement by FDA that the safety data generated in the VITESSE trial in 4 – 7-year-olds will be sufficient to support a separate BLA, allowing DBV to accelerate the potential launch of Viaskin Peanut in this age group by as much as a year. These regulatory alignments laid the groundwork for a transformational financing of up to $306.9 million, including $125.5 million upfront, that was successfully completed in March 2025. Participants in the financing included a mix of existing and new highly regarded healthcare institutional investors who share our vision for the potential of the Viaskin Peanut patch. Without the thoughtful planning and hard work conducted in 2024, the Company’s successes in the early months of 2025 would not have been possible. We are pleased to say that DBV is now fully funded through the commercial launch of the Viaskin Peanut patch, if approved by FDA.

In the fourth quarter of 2024, a new federal administration was elected to office in the United States, resulting in sweeping policy changes and reductions in the federal workforce. At the same time, worldwide conflict and growing geopolitical tensions contribute to instability across financial markets. DBV is not immune to these events, but we are steadfast in our commitment to our patients, the broader food allergy community who believes in what we do, and our shareholders. With conviction, DBV remains a champion of superb clinical science and to addressing the urgent unmet medical need that exists for food allergic patients and their families. The work we do matters and has impact. DBV is committed to bringing the Viaskin Peanut patch to potential approval in the United States and European Union. As I have stated before, I state again: Our confidence in the significant therapeutic and commercial potential of Viaskin Peanut, and the broader Viaskin technology platform, is unwavering.

Sincerely,

/s/ Michel de Rosen
Michel de Rosen

May 15, 2025

DBV Technologies S.A.

107 avenue de la République

92320 Châtillon France

NOTICE OF ANNUAL COMBINED GENERAL MEETING OF SHAREHOLDERS

To Be Held at 2:00 PM Paris Time on June 11, 2025

To Shareholders of DBV Technologies S.A.:

The 2025 Annual Combined General Meeting of Shareholders of DBV Technologies S.A. (the “Company”), a French société anonyme, will be held on June 11, 2025, at 2:00 PM Paris time at the Company’s headquarters located at 107 avenue de la République 92320 Châtillon, France (the “2025 Annual General Meeting” or, more generally, the “Annual General Meeting”, the “General Meeting” or the “Meeting”).

On June 11, 2025, starting at 2:00 PM Paris time, the 2025 Annual General Meeting will be webcast with live audio on our website https://www.dbv-technologies.com. The recorded webcast of the 2025 Annual General Meeting will remain accessible on the Company’s website for at least the minimum legal and regulatory period from its publication online, following the date of the 2025 Annual General Meeting.

Within the authority of the ordinary shareholders’ meeting:

1.	Approval of the annual financial statements for the year ended December 31, 2024

2.	Approval of the consolidated financial statements for the year ended December 31, 2024

3.	Allocation of income for the year ended December 31, 2024

4.	Allocation of the accumulated deficit to the “Additional paid-in capital”

5.

Approval of the agreement relating to the subscription of pre-funded warrants issued by the Company signed on March 27, 2025 between the Company and Baker Bros Advisors LP in accordance with Articles L.225-38 and seq. of the French Commercial Code

6.

Approval of the agreement relating to the subscription of pre-funded warrants issued by the Company signed on March 27, 2025 between the Company and Bpifrance Participations S.A. in accordance with Articles L.225-38 and seq. of the French Commercial Code

7.

Approval of the Registration Right Agreement signed on March 27, 2025, in particular between the Company, Baker Bros Advisors and Bpifrance Participations S.A. in accordance with Articles L.225-38 and seq. of the French Commercial Code

8.	Renewal of Mr. Michel de Rosen, as director

9.	Renewal of Mr. Timothy Morris, as director

10.	Renewal of Mr. Daniel Soland, as director

11.	Approval of the information set out in section I of Article L.22-10-9 of the French Commercial Code on the compensation of corporate officers for the year ended December 31, 2024

12.

Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended December 31, 2024, to Mr. Michel de Rosen, Chairman of the Board of Directors

13.

Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended December 31, 2024, to Mr. Daniel Tassé, Chief Executive Officer

14.	Advisory opinion on the compensation of named executive officers other than the Chief Executive Officer

15.	Increase of the total remuneration (annual budget) allocated to Directors

16.	Approval of the compensation policy for the Chairman of the Board of Directors for the year ending December 31, 2025

17.	Approval of the compensation policy for the Directors for the year ending December 31, 2025

18.	Approval of the compensation policy for the Chief Executive Officer and Deputy Chief Executive Officer for the year ending December 31, 2025

19.	Authorization to be granted to the Board of Directors to buy back company shares on the Company’s behalf pursuant to Article L.22-10-62 of the French Commercial Code

Within the authority of the extraordinary shareholders’ meeting:

20.	Delegation to be granted to the Board of Directors to reduce the share capital by cancellation of shares pursuant to Article L.22-10-62 of the French Commercial Code

21.

Delegation of authority to be granted to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities and/or securities giving access to ordinary shares with preferential subscription rights

22.

Delegation of authority to be granted to the Board of Directors to issue ordinary shares and/ or equity securities giving access to other equity securities or to the allocation of debt securities, and/or securities giving access to equity securities to be issued, without preferential subscription rights by means of a public offer excluding the offers set out in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code, and/or as consideration for securities in the context of a public exchange offer

23.

Delegation of authority to be granted to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities, and/or securities giving access to equity securities to be issued, without preferential subscription rights by means of a public offer referred to in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code

24.

Delegation of powers to be granted to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities and/or securities giving access to ordinary shares, without preferential subscription rights in favor of one or more persons to be designated by the Board of Directors

25.

Delegation of authority to be granted to the Board of Directors to issue ordinary shares, giving, as the case may be, access to ordinary shares or the allocation of debt securities (of the Company or a group company) and/or securities giving access to ordinary shares (of the Company or a group company), without preferential subscription rights in favor of a category of persons satisfying determined characteristics

26.

Delegation of authority to be granted to the Board of Directors to decide on the issue of ordinary shares to be issued immediately or in the future by the Company, without preferential subscription rights in favor of a category of persons satisfying determined characteristics within the framework of an equity financing agreement on the United States stock market known as “At-The-Market” or “ATM Program”

27.

Delegation of authority to be granted to the Board of Directors to increase the number of securities to be issued in the event of a capital increase with or without preferential subscription rights, in the event of excess demand

28.

Delegation to be granted to the Board of Directors to increase the share capital by issuance of ordinary shares and/or securities giving access to the share capital within the limits set by the applicable legal and regulatory provisions on the date of the capital increase in consideration for contributions in kind of securities or securities giving access to the share capital

29.	Delegation of authority to be granted to the Board of Directors to decide on any merger-absorption, spin-off or partial contribution of assets

30.

Delegation of authority to be granted to the Board of Directors to issue ordinary shares giving, as the case may be, access to ordinary shares or to the allocation of debt securities (of the Company or of a group company), and/or securities giving access to ordinary shares (of the Company or of a group company), in the context of a merger, spin-off or partial contribution of assets decided by the Board of Directors pursuant to the delegation referred to in the twenty-ninth resolution

31.	Overall limit on the maximum authorized amounts set under the resolutions twenty-second, twenty-third, twenty-fourth, twenty-fifth, twenty-sixth, twenty-eighth and thirtieth resolutions

32.	Delegation of authority to be granted to the Board of Directors to increase the capital by means of the incorporation of reserves, profits and/or premiums

33.

Delegation of authority to be granted to the Board of Directors to increase the capital by the issue of ordinary shares and/or securities giving access to the share capital, without preferential subscription rights in favor of the members of a company savings plan pursuant to Articles L.3332-18 and seq. of the French Labor Code

34.

Delegation of authority to be granted to the Board of Directors to issue warrants (BSA), subscription and/or acquisition of new and/or existing warrants (BSAANE) and/or subscription and/or acquisition of new and/or existing redeemable warrants (BSAAR) without preferential subscription rights in favor of a category of persons

35.

Authorization to be granted to the Board of Directors to allocate for free existing and/or to be issued shares to employees and/or certain corporate officers of the company or related companies or economic interest groups

36.	Authorization to be granted to the Board of Directors to grant stock options to employees and/or certain officers of the Company or related companies or economic interest groups

37.	Ratification of the amendment to Article 11 of the bylaws

38.	Amendment of Article 13 of the Company’s bylaw to set the age limit for the Chairman of the Board of Directors at 80 years

Within the authority of the Ordinary Shareholders’ Meeting:

39.	Powers to complete formalities

These items of business are more fully described in the proxy statement accompanying this Notice.

These proxy materials will be mailed by Citibank, N.A. (the “Depositary”) commencing on May 19, 2025, to all holders of the Company’s American Depositary Shares (“ADSs”), each representing five ordinary share of the Company, having a nominal value of €0.10 per share (the “Ordinary Shares” or “Shares”). Our registrar, Société Générale Securities Services, will commence mailing proxy materials to all holders of the Company’s Ordinary Shares on May 19, 2025.

In accordance with Article R. 22-10-28 of the French Commercial Code, if you are holder of Ordinary Shares that are registered in your name or in the name of an intermediary duly registered on your behalf as of June 9, 2025 at zero hour Paris time, which is the second business day prior to the meeting (the “Ordinary Share Record Date”), either in the registered share accounts or in the bearer share accounts held by their authorized intermediary, you will be eligible to vote your Ordinary Shares. You may (i) vote in person at the Annual General Meeting (ii) grant your voting proxy directly to the Chairman of the Board of Directors (iii) grant your voting proxy to another shareholder or to any other person namely appointed, (iv) vote by submitting your proxy card by mail or (v) vote by electronic mail via the secured platform Votaccess. Any shareholder who has already requested an admission card, sent a proxy, or cast a postal vote, may no longer choose another means of participating in the Annual General Meeting.

If you hold ADSs, you may instruct the Depositary, either directly or through your broker, bank or other nominee, how to vote the Ordinary Shares underlying your ADSs. Please note that only holders of Ordinary Shares, and not ADS holders, are entitled to vote directly at the Annual General Meeting. The Depositary has fixed a record date for the determination of holders of ADSs who shall be entitled to give such voting instructions. We have been informed by the Depositary that it has set the ADS record date for the 2025 Annual General Meeting as May 12, 2025 (the “ADS Record Date”). If you wish to have your votes cast at the meeting, you must obtain, complete and timely return at or prior to 10:00 AM Eastern Time on June 5, 2025, a voting instruction form from the Depositary, if you are a registered holder of ADSs, or from your broker, bank or other nominee in accordance with any instructions provided therefrom.

We appreciate your continued support of DBV Technologies S.A. and look forward to receiving your vote.

By order of the Board of Directors,

/s/ Daniel Tassé
Daniel Tassé
Chief Executive Officer

YOUR VOTE IS IMPORTANT. Please read the proxy statement and the accompanying materials. Whether or not you expect to attend the meeting, no matter how many Ordinary Shares or ADSs you own, please submit your proxy card or voting instruction form, as applicable, in accordance with the procedures described above.

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on June 11, 2025:

The proxy statement and annual report are available on the Investors section of our website https://www.dbv-technologies.com/investor-overview/sec-filings/

Our Depositary, Citibank, N.A., will commence mailing the proxy materials to all ADS holders on May 19, 2025. Our registrar, Société Générale Securities Services, will commence mailing the proxy materials to all holders of our Ordinary Shares on May 19, 2025.

Along with this proxy statement, we are also providing our 2024 annual report on Form 10-K (the “Annual Report”, as amended on April 28, 2025, which includes our financial statements prepared in accordance with U.S. GAAP for the fiscal year ended December 31, 2024.

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IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	8

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	19

REPORT OF AUDIT COMMITTEE	32

INFORMATION ABOUT OUR EXECUTIVE OFFICERS	33

EXECUTIVE COMPENSATION	34

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	44

DELINQUENT SECTION 16(a) REPORTS	50

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	51

AUDIT FEES AND SERVICES	55

PROPOSALS NOS. 1 TO 4: APPROVAL OF THE ANNUAL FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2024, APPROVAL OF THE CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2024, ALLOCATION OF INCOME FOR THE YEAR ENDED DECEMBER 31, 2024 AND ALLOCATION OF ACCUMULATED DEFICIT TO SHARE PREMIUM ACCOUNT	57

PROPOSALS NOS. 5 TO 7 APPROVAL OF THE AGREEMENT RELATING TO THE SUBSCRIPTION OF PRE-FUNDED WARRANTS ISSUED BY THE COMPANY SIGNED ON MARCH 27, 2025 BETWEEN THE COMPANY AND BAKER BROS ADVISORS LP IN ACCORDANCE WITH ARTICLES L.225-38 AND SEQ. OF THE FRENCH COMMERCIAL CODE, APPROVAL OF THE AGREEMENT RELATING TO THE SUBSCRIPTION OF PRE-FUNDED WARRANTS ISSUED BY THE COMPANY SIGNED ON MARCH 27, 2025 BETWEEN THE COMPANY AND BPIFRANCE PARTICIPATIONS S.A. IN ACCORDANCE WITH ARTICLES L.225-38 AND SEQ. OF THE FRENCH COMMERCIAL CODE, APPROVAL OF THE REGISTRATION RIGHT AGREEMENT SIGNED ON MARCH 27, 2025, IN PARTICULAR BETWEEN THE COMPANY, BAKER BROS ADVISORS AND BPIFRANCE PARTICIPATIONS S.A. IN ACCORDANCE WITH ARTICLES L.225-38 AND SEQ. OF THE FRENCH COMMERCIAL CODE	58

PROPOSALS NOS. 8 TO 10: RENEWAL OF MR. MICHEL DE ROSEN, RENEWAL OF MR. TIMOTHY E. MORRIS, RENEWAL OF MR. DANIEL SOLAND, AS DIRECTORS . . . . . .	59

PROPOSAL NO. 11: APPROVAL OF THE INFORMATION SET OUT IN SECTION I OF THE ARTICLE L.22.10-9 OF THE FRENCH COMMERCIAL CODE ON THE COMPENSATION OF CORPORATE OFFICERS FOR THE YEAR 2024	61

PROPOSAL NO. 12: APPROVAL OF THE FIXED, VARIABLE AND NON-RECURRING COMPONENTS OF OVERALL COMPENSATION AND BENEFITS OF ALL TYPES PAID OR ASSIGNED DURING THE YEAR ENDED TO MICHEL DE ROSEN, CHAIRMAN OF THE BOARD OF DIRECTORS	62

PROPOSAL NO. 13: APPROVAL OF THE FIXED, VARIABLE AND NON-RECURRING COMPONENTS OF OVERALL COMPENSATION AND BENEFITS OF ALL TYPES PAID OR ASSIGNED DURING THE YEAR ENDED TO DANIEL TASSÉ, CHIEF EXECUTIVE OFFICER	63

PROPOSAL NO. 14: ADVISORY OPINION ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS OTHER THAN THE CHIEF EXECUTIVE OFFICER	64

PROPOSAL NO. 15: INCREASE OF THE TOTAL REMUNERATION (ANNUAL BUDGET) ALLOCATED TO DIRECTORS	65

i

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PROPOSALS NOS. 16 TO 18: APPROVAL OF THE COMPENSATION POLICY FOR THE CHAIRMAN FOR CHAIRMAN OF THE BOARD OF DIRECTORS FOR THE FINANCIAL YEAR ENDING DECEMBER 31, 2025, APPROVAL OF THE COMPENSATION POLICY FOR THE DIRECTORS OF THE FINANCIAL YEAR ENDING DECEMBER 31, 2025 AND APPROVAL OF THE COMPENSATION POLICY FOR THE CHIEF EXECUTIVE OFFICER FOR THE FINANCIAL YEAR ENDING DECEMBER 31, 2025	66

PROPOSAL NO. 19: AUTHORIZATION TO BE GRANTED TO THE BOARD OF DIRECTORS TO BUY BACK COMPANY SHARES ON THE COMPANY’S BEHALF PURSUANT TO ARTICLE L.22-10-62 OF THE FRENCH COMMERCIAL CODE	67

PROPOSAL NO. 20: DELEGATION TO BE GRANTED TO THE BOARD OF DIRECTORS FOR THE COMPANY TO CANCEL THE SHARES BOUGHT BACK PURSUANT TO ARTICLE L.22-10-62 OF THE FRENCH COMMERCIAL CODE	69

PROPOSAL NO. 21: DELEGATION OF AUTHORITY TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES AND/OR EQUITY SECURITIES GIVING ACCESS TO OTHER EQUITY SECURITIES OR TO THE ALLOCATION OF DEBT SECURITIES AND/OR SECURITIES GIVING ACCESS TO ORDINARY SHARES WITH PRE-EMPTIVE RIGHTS	72

PROPOSAL NO. 22: DELEGATION OF AUTHORITY TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES AND/ OR EQUITY SECURITIES GIVING ACCESS TO OTHER EQUITY SECURITIES OR TO THE ALLOCATION OF DEBT SECURITIES, AND/OR SECURITIES GIVING ACCESS TO EQUITY SECURITIES TO BE ISSUED, WITHOUT PRE- EMPTIVE RIGHTS, BY MEANS OF A PUBLIC OFFER (EXCLUDING THE OFFERS SET OUT IN PARAGRAPH 1 OF ARTICLE L.411-2 OF THE FRENCH MONETARY AND FINANCIAL CODE), AND/OR AS CONSIDERATION FOR SECURITIES IN THE CONTEXT OF A PUBLIC EXCHANGE OFFER	74

PROPOSAL NO. 23: DELEGATION OF AUTHORITY TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES AND/OR EQUITY SECURITIES GIVING ACCESS, AS THE CASE MAY BE, TO EQUITY SECURITIES OR TO THE ALLOCATION OF DEBT SECURITIES (OF THE COMPANY OR A GROUP COMPANY), AND/OR SECURITIES GIVING ACCESS TO ORDINARY SHARES (OF THE COMPANY OR A GROUP COMPANY), WITHOUT PRE-EMPTIVE RIGHTS, BY MEANS OF A PUBLIC OFFER REFERRED TO IN PARAGRAPH 1 OF ARTICLE L.411-2 OF THE FRENCH MONETARY AND FINANCIAL CODE	76

PROPOSAL NO. 24: DELEGATION OF POWERS TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES AND/OR EQUITY SECURITIES GIVING ACCESS TO OTHER EQUITY SECURITIES OR TO THE ALLOCATION OF DEBT SECURITIES AND/OR SECURITIES GIVING ACCESS TO ORDINARY SHARES, WITHOUT PREFERENTIAL SUBSCRIPTION RIGHTS IN FAVOR OF ONE OR MORE PERSONS TO BE DESIGNATED BY THE BOARD OF DIRECTORS	78

PROPOSAL NO. 25: DELEGATION OF AUTHORITY TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES, GIVING, IF APPLICABLE, ACCESS TO ORDINARY SHARES OR THE ALLOCATION OF DEBT SECURITIES (OF THE COMPANY OR A GROUP COMPANY) AND/OR SECURITIES GIVING ACCESS TO ORDINARY SHARES (OF THE COMPANY OR A GROUP COMPANY), WITH PRE-EMPTIVE SUBSCRIPTION RIGHTS WAIVED IN FAVOR OF CATEGORIES OF PERSONS MEETING SPECIFIED CHARACTERISTICS	79

PROPOSAL NO 26: DELEGATION OF AUTHORITY TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES TO BE ISSUED IMMEDIATELY OR IN THE FUTURE BY THE COMPANY, WITH PRE-EMPTIVE SUBSCRIPTION RIGHTS WAIVED IN FAVOR OF A CATEGORY OF PERSONS MEETING SPECIFIED CHARACTERISTICS WITHIN THE FRAMEWORK OF AN EQUITY FINANCING AGREEMENT ON THE UNITED STATES STOCK MARKET KNOWN AS “AT-THE-MARKET OFFERING” OR “ATM PROGRAM”	81

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PROPOSAL NO. 27: DELEGATION OF AUTHORITY TO BE GRANTED TO THE BOARD OF DIRECTORS, IN THE CASE OF A CAPITAL INCREASE WITH EXISTING SHAREHOLDERS’ PREFERENTIAL SUBSCRIPTION RIGHTS MAINTAINED OR WAIVED, TO INCREASE THE NUMBER OF SHARES TO BE ISSUED IN THE EVENT OF EXCESS DEMAND FOR SUBSCRIPTIONS	83

PROPOSAL NO. 28: DELEGATION TO BE GRANTED TO THE BOARD OF DIRECTORS TO INCREASE THE CAPITAL BY MEANS OF THE ISSUE OF ORDINARY SHARES AND/OR SECURITIES GIVING ACCESS TO THE CAPITAL, UP TO THE LIMIT DETERMINED BY APPLICABLE LAWS AND REGULATIONS AT THE TIME OF THE IMPLEMENTATION OF THIS DELEGATION (ON AN INDICATIVE BASIS, CURRENTLY 10% OF THE CAPITAL), IN CONSIDERATION FOR CONTRIBUTIONS IN KIND OF EQUITY SECURITIES OR SECURITIES GIVING ACCESS TO THE CAPITAL	84

PROPOSAL NO. 29: DELEGATION OF AUTHORITY TO BE GRANTED TO THE BOARD OF DIRECTORS FOR THE PURPOSE OF DECIDING ON ANY OPERATION OF MERGER- ABSORPTION, DEMERGER, OR PARTIAL CONTRIBUTION OF ASSETS.	85

PROPOSAL NO. 30: DELEGATION OF AUTHORITY TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES GIVING, AS THE CASE MAY BE, ACCESS TO ORDINARY SHARES OR TO THE ALLOCATION OF DEBT SECURITIES (OF THE COMPANY OR OF A GROUP COMPANY), AND/OR SECURITIES GIVING ACCESS TO ORDINARY SHARES (OF THE COMPANY OR OF A GROUP COMPANY), IN THE CONTEXT OF AN OPERATION OF MERGER, DEMERGER OR PARTIAL CONTRIBUTION OF ASSETS DECIDED BY THE BOARD OF DIRECTORS PURSUANT TO THE DELEGATION REFERRED TO IN THE TWENTY-NINTH RESOLUTION	86

PROPOSAL NO. 31: OVERALL LIMIT ON THE MAXIMUM AUTHORIZED AMOUNTS SET UNDER THE 22ND, 23RD, 24TH, 25TH, 26TH, 28TH AND 30TH RESOLUTIONS	88

PROPOSAL NO. 32: DELEGATION OF AUTHORITY TO BE GRANTED TO THE BOARD OF DIRECTORS TO INCREASE THE CAPITAL BY MEANS OF THE INCORPORATION OF RESERVES, PROFITS AND/OR PREMIUMS	89

PROPOSAL NO. 33: DELEGATION OF AUTHORITY TO BE GRANTED TO THE BOARD OF DIRECTORS TO INCREASE THE SHARE CAPITAL BY THE ISSUE OF ORDINARY SHARES AND/OR SECURITIES GRANTING ACCESS TO THE CAPITAL, WITH PRE-EMPTIVE SUBSCRIPTION RIGHTS WAIVED IN FAVOR OF THE MEMBERS OF A COMPANY SAVINGS PLAN PURSUANT TO ARTICLES L. 3332-18 ET SEQ. OF THE FRENCH LABOR CODE	90

PROPOSAL NO. 34: DELEGATION OF AUTHORITY TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE STOCK WARRANTS (BSA), SUBSCRIPTION AND/OR ACQUISITION OF NEW AND/OR EXISTING STOCK WARRANTS (BSAANE) AND/OR SUBSCRIPTION AND/OR ACQUISITION OF NEW AND/OR EXISTING REDEEMABLE STOCK WARRANTS (BSAAR) WITH PRE-EMPTIVE SUBSCRIPTION RIGHTS WAIVED IN FAVOR OF A CATEGORY OF PERSONS	92

PROPOSAL NO. 35: AUTHORIZATION TO BE GRANTED TO THE BOARD OF DIRECTORS TO ALLOCATE FOR FREE SHARES TO MEMBERS OF STAFF AND/OR CERTAIN CORPORATE OFFICERS OF THE COMPANY	95

PROPOSAL NO. 36: AUTHORIZATION TO BE GRANTED TO THE BOARD OF DIRECTORS TO GRANT SHARE SUBSCRIPTION AND/OR PURCHASE OPTIONS (STOCK OPTIONS) TO MEMBERS OF STAFF AND/OR CERTAIN CORPORATE OFFICERS OF THE COMPANY OR RELATED COMPANIES OR ECONOMIC INTEREST GROUPS	98

PROPOSAL NO. 37: RATIFICATION OF AMENDMENT TO ARTICLE 11 OF THE BYLAWS	102

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PROPOSAL NO 38: AMENDMENT OF ARTICLE 13 ON THE COMPANY’S BYLAWS TO SET THE AGE LIMIT FOR THE CHAIRMAN OF THE BOARD OF DIRECTORS AT 80 YEARS	103

PROPOSAL NO 39: POWERS TO COMPLETE FORMALITIES	104

UPDATE REGARDING PREVIOUSLY APPROVED REVERSE STOCK SPLIT	105

CODE OF BUSINESS CONDUCT AND ETHICS	105

OTHER MATTERS	105

PREPARATORY DOCUMENTS - PROPOSALS OF SHAREHOLDERS - QUESTIONS IN WRITING	105

ANNEX A: ENGLISH TRANSLATION OF FULL TEXT OF RESOLUTIONS TO BE VOTED ON AT THE ANNUAL GENERAL MEETING	A-1

ANNEX B: COMPENSATION POLICY FOR CORPORATE OFFICERS (SAY ON PAY EX ANTE)	B-1

ANNEX C – Part 1: APPROVAL OF INFORMATION REFERRED TO IN ARTICLE L.22-10-9 OF THE FRENCH COMMERCIAL CODE	C-1

ANNEX C – Part 2: APPROVAL OF FIXED, VARIABLE AND EXCEPTIONAL ITEMS COMPRISING THE TOTAL COMPENSATION AND BENEFITS OF ANY KIND PAID DURING THE PREVIOUS FINANCIAL YEAR OR AWARDED FOR SAID FINANCIAL YEAR TO THE CORPORATE OFFICERS	C-2

ANNEX D: ACHIEVEMENT AGAINST ANNUAL CORPORATE OBJECTIVES	D-1

ANNEX E: MANDATES AND EMPLOYMENT AND SERVICE CONTRACTS OF CORPORATE OFFICERS	E-1

DBV Technologies S.A.

107 avenue de la République

92320 Châtillon France

PROXY STATEMENT

FOR THE 2025 ANNUAL COMBINED GENERAL MEETING OF SHAREHOLDERS

To Be Held at 2:00 PM Paris Time June 11, 2025

This proxy statement and the enclosed form of proxy are furnished to holders of Ordinary Shares and ADSs in connection with the solicitation of proxies by our board of directors (the “Board of Directors,” or the “Board”) for use at the 2025 Annual General Meeting of the Company, and any postponements, adjournments or continuations thereof. The Annual General Meeting will be held on June 11, 2025, at 2:00 PM Paris time at its headquarters on 107, avenue de la République 92320 Châtillon, France. On June 11, 2025, at 2:00 PM Paris time, the 2025 Annual General Meeting will be webcast with live audio on our website https://www.dbv-technologies.com.

Shareholders will also be able to access the recorded webcast of the 2025 Annual General Meeting on the Company’s website for at least the minimum legal and regulatory period from its publication online, following the date of the 2025 Annual General Meeting. The inclusion of our website address here and elsewhere in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

Please monitor the Investor section of our website at https://www.dbv-technologies.com/ for updated information and if you intend to view the webcast of the meeting, please check the website in advance of the meeting. In this proxy statement references to “DBV,” “we,” “us” and “our” refer to the Company and our consolidated subsidiaries.

MEETING AGENDA

Proposals	Voting Standard	Board Recommendation
Approval of the annual financial statements for the year ended December 31, 2024	“FOR” vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Approval of the consolidated financial statements for the year ended December 31, 2024	“FOR” vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Allocation of income for the year ended December 31, 2024	“FOR” vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Allocation of the accumulated deficit to the “Additional paid-in capital”	“FOR” vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Proposals	Voting Standard	Board Recommendation
Approval of the agreement relating to the subscription of pre-funded warrants issued by the Company signed on March 27, 2025 between the Company and Baker Bros Advisors LP in accordance with Articles L.225-38 and seq. of the French Commercial Code	“FOR” vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Approval of the agreement relating to the subscription of pre-funded warrants issued by the Company signed on March 27, 2025 between the Company and Bpifrance Participations S.A. in accordance with Articles L.225-38 and seq. of the French Commercial Code	“FOR” vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Approval of the Registration Right Agreement signed on March 27, 2025, in particular between the Company, Baker Bros Advisors and Bpifrance Participations S.A. in accordance with Articles L.225-38 and seq. of the French Commercial Code	“FOR” vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Renewal of Mr. Michel de Rosen, as director	“FOR” vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Renewal of Mr. Timothy E. Morris, as director	“FOR” vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Renewal of Mr. Daniel Soland, as director	“FOR” vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Approval of the information set out in section I of Article L.22-10-9 of the French Commercial Code on the compensation of corporate officers for the year ended December 31, 2024	“FOR” vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Proposals	Voting Standard	Board Recommendation

Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended December 31, 2024, to Mr. Michel de Rosen, Chairman of the Board of Directors	“FOR” vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended December 31, 2024, to Mr. Daniel Tassé, Chief Executive Officer	“FOR” vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Advisory opinion on the compensation of named executive officers other than the Chief Executive Officer	“FOR” vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Increase of the total remuneration (annual budget) allocated to Directors	“FOR” vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Approval of the compensation policy for the Chairman of the Board of Directors for the year ending December 31, 2025	“FOR” vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Approval of the compensation policy for the Directors for the year ending December 31, 2025	“FOR” vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Approval of the compensation policy for the Chief Executive Officer and Deputy Chief Executive Officer for the year ending December 31, 2025	“FOR” vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Authorization to be granted to the Board of Directors to buy back company shares on the Company’s behalf pursuant to Article L.22-10-62 of the French Commercial Code	“FOR” vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Proposals	Voting Standard	Board Recommendation

Delegation to be granted to the Board of Directors for the company to cancel the shares bought back pursuant to Article L.22-10-62 of the French Commercial Code	“FOR” vote of 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Delegation of authority to be granted to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities and/or securities giving access to ordinary shares with pre-emptive rights	“FOR” vote of 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Delegation of authority to be granted to the Board of Directors to issue ordinary shares and/ or equity securities giving access to other equity securities or to the allocation of debt securities, and/or securities giving access to equity securities to be issued, without pre-emptive rights, by means of a public offer (excluding the offers set out in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code), and/ or as consideration for securities in the context of a public exchange offer	“FOR” vote of 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Delegation of authority to be granted to the Board of Directors to issue ordinary shares and/ or equity securities giving access, as the case may be, to equity securities or to the allocation of debt securities (of the Company or a group company), and/or securities giving access to ordinary shares (of the Company or a group company), without pre-emptive rights, by means of a public offer referred to in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code	“FOR” vote of 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Delegation of powers to be granted to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities and/or securities giving access to ordinary shares, without preferential subscription rights in favor of one or more persons to be designated by the Board of Directors	“FOR” vote of 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Proposals	Voting Standard	Board Recommendation

Delegation of authority to be granted to the Board of Directors to issue ordinary shares, giving, as the case may be, access to ordinary shares or the allocation of debt securities (of the Company or a group company) and/or securities giving access to ordinary shares (of the Company or a group company), with pre-emptive subscription rights waived in favor of a category of persons meeting specified characteristics	“FOR” vote of 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Delegation of authority to be granted to the Board of Directors to decide on the issue of ordinary shares to be issued immediately or in the future by the Company, with pre-emptive subscription rights waived in favor of a category of persons meeting specified characteristics within the framework of an equity financing agreement on the United States stock market known as “At-The-Market” or “ATM Program”	“FOR” vote of 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Delegation of authority to be granted to the Board of Directors, in the case of a capital increase with existing shareholders’ preferential subscription rights maintained or waived, to increase the number of shares to be issued in the event of excess demand for subscriptions	“FOR” vote of 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Delegation to be granted to the Board of Directors to increase the capital by means of the issue of ordinary shares and/or securities giving access to the capital, up to the limit determined by applicable laws and regulations at the time of the capital increase, in consideration for contributions in kind of securities or securities giving access to the capital	“FOR” vote of 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Delegation of authority to be granted to the Board of Directors for the purpose of deciding on any operation of merger-absorption, demerger, or partial contribution of assets	“FOR” vote of 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Proposals	Voting Standard	Board Recommendation

Delegation of authority to be granted to the Board of Directors to issue ordinary shares giving, as the case may be, access to ordinary shares or to the allocation of debt securities (of the Company or of a Group company), and/or securities giving access to ordinary shares (of the Company or of a Group company), in the context of an operation of merger, demerger or partial contribution of assets decided by the Board of Directors pursuant to the delegation referred to in the twenty-ninth resolution	“FOR” vote of 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Overall limit on the maximum authorized amounts set under the resolutions twenty-second, twenty-third, twenty-fourth, twenty-fifth, twenty-sixth, twenty-eighth and thirtieth resolutions	“FOR” vote of 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Delegation of authority to be granted to the Board of Directors to increase the capital by means of the incorporation of reserves, profits and/or premiums	“FOR” vote of 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Delegation of authority to be granted to the Board of Directors to increase the capital by the issue of ordinary shares and/or securities giving access to the capital, with pre-emptive subscription rights waived in favor of the members of a company savings plan pursuant to Articles L.3332-18 and seq. of the French Labor Code	“FOR” vote of 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Delegation of authority to be granted to the Board of Directors to issue stock warrants (BSA), subscription and/or acquisition of new and/or existing stock warrants (BSAANE) and/or subscription and/or acquisition of new and/or existing redeemable stock warrants (BSAAR) with pre-emptive subscription rights waived in favor of a category of persons	“FOR” vote of 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Authorization to be granted to the Board of Directors to allocate for free existing and/or to be issued shares to employees and/or certain corporate officers of the company or related companies or economic interest groups	“FOR” vote of 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Proposals	Voting Standard	Board Recommendation

Authorization to be granted to the Board of Directors to grant options to subscribe and/or purchase shares (stock options) to employees and/or certain officers of the Company or related companies or economic interest groups	“FOR” vote of 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Ratification of amendment to article 11 of the Bylaws	“FOR” vote of 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Amendment of Article 13 of the Company’s bylaw to set the age limit for the Chairman of the Board of Directors at 80 years	“FOR” vote of 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

Powers to complete formalities	“FOR” vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon.	FOR

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.

What matters will be voted at the 2025 Annual General Meeting?

There are 39 proposed resolutions (the “Proposals”) scheduled to be considered and voted on at the 2025 Annual General Meeting:

Within the authority of the ordinary shareholders’ meeting:

1.	Approval of the annual financial statements for the year ended December 31, 2024

2.	Approval of the consolidated financial statements for the year ended December 31, 2024

3.	Allocation of income for the year ended December 31, 2024

4.	Allocation of the accumulated deficit to the “Additional paid-in capital”

5.

Approval of the agreement relating to the subscription of pre-funded warrants issued by the Company signed on March 27, 2025 between the Company and Baker Bros Advisors LP in accordance with Articles L.225-38 and seq. of the French Commercial Code

6.

Approval of the agreement relating to the subscription of pre-funded warrants issued by the Company signed on March 27, 2025 between the Company and Bpifrance Participations S.A. in accordance with Articles L.225-38 and seq. of the French Commercial Code

7.

Approval of the Registration Right Agreement signed on March 27, 2025, in particular between the Company, Baker Bros Advisors and Bpifrance Participations S.A. in accordance with Articles L.225-38 and seq. of the French Commercial Code

8.	Renewal of Mr. Michel de Rosen, as director

9.	Renewal of Mr. Timothy E. Morris, as director

10.	Renewal of Mr. Daniel Soland, as director

11.	Approval of the information set out in section I of Article L.22-10-9 of the French Commercial Code on the compensation of corporate officers for the year ended December 31, 2024

12.

Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended December 31, 2024, to Mr. Michel de Rosen, Chairman of the Board of Directors

13.

Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended December 31, 2024, to Mr. Daniel Tassé, Chief Executive Officer

14.	Advisory opinion on the compensation of named executive officers other than the Chief Executive Officer

15.	Increase of the total remuneration (annual budget) allocated to Directors

16.	Approval of the compensation policy for the Chairman of the Board of Directors for the year ending December 31, 2025

17.	Approval of the compensation policy for the Directors for the year ending December 31, 2025

18.	Approval of the compensation policy for the Chief Executive Officer and Deputy Chief Executive Officer for the year ending December 31, 2025

19.	Authorization to be granted to the Board of Directors to buy back company shares on the Company’s behalf pursuant to Article L.22-10-62 of the French Commercial Code

Within the authority of the extraordinary shareholders’ meeting:

20.	Delegation to be granted to the Board of Directors to reduce the share capital by cancellation of shares pursuant to Article L.22-10-62 of the French Commercial Code

21.

Delegation of authority to be granted to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities and/or securities giving access to ordinary shares with preferential subscription rights

22.

Delegation of authority to be granted to the Board of Directors to issue ordinary shares and/ or equity securities giving access to other equity securities or to the allocation of debt securities, and/or securities giving access to equity securities to be issued, without preferential subscription rights by means of a public offer excluding the offers set out in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code, and/or as consideration for securities in the context of a public exchange offer

23.

Delegation of authority to be granted to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities, and/or securities giving access to equity securities to be issued, without preferential subscription rights by means of a public offer referred to in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code

24.

Delegation of powers to be granted to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities and/or securities giving access to ordinary shares, without preferential subscription rights in favor of one or more persons to be designated by the Board of Directors

25.

Delegation of authority to be granted to the Board of Directors to issue ordinary shares, giving, as the case may be, access to ordinary shares or the allocation of debt securities (of the Company or a group company) and/or securities giving access to ordinary shares (of the Company or a group company), without preferential subscription rights in favor of a category of persons satisfying determined characteristics

26.

Delegation of authority to be granted to the Board of Directors to decide on the issue of ordinary shares to be issued immediately or in the future by the Company, without preferential subscription rights in favor of a category of persons satisfying determined characteristics within the framework of an equity financing agreement on the United States stock market known as “At-The-Market” or “ATM Program”

27.

Delegation of authority to be granted to the Board of Directors to increase the number of securities to be issued in the event of a capital increase with or without preferential subscription rights, in the event of excess demand

28.

Delegation to be granted to the Board of Directors to increase the share capital by issuance of ordinary shares and/or securities giving access to the share capital within the limits set by the applicable legal and regulatory provisions on the date of the capital increase in consideration for contributions in kind of securities or securities giving access to the share capital

29.	Delegation of authority to be granted to the Board of Directors to decide on any merger-absorption, spin-off or partial contribution of assets

30.

Delegation of authority to be granted to the Board of Directors to issue ordinary shares giving, as the case may be, access to ordinary shares or to the allocation of debt securities (of the Company or of a group company), and/or securities giving access to ordinary shares (of the Company or of a group company), in the context of a merger, spin-off or partial contribution of assets decided by the Board of Directors pursuant to the delegation referred to in the twenty-ninth resolution

31.	Overall limit on the maximum authorized amounts set under the resolutions twenty-second, twenty-third, twenty-fourth, twenty-fifth, twenty-sixth, twenty-eighth and thirtieth resolutions

32.	Delegation of authority to be granted to the Board of Directors to increase the capital by means of the incorporation of reserves, profits and/or premiums

33.

Delegation of authority to be granted to the Board of Directors to increase the capital by the issue of ordinary shares and/or securities giving access to the share capital, without preferential subscription rights in favor of the members of a company savings plan pursuant to Articles L.3332-18 and seq. of the French Labor Code

34.

Delegation of authority to be granted to the Board of Directors to issue warrants (BSA), subscription and/or acquisition of new and/or existing warrants (BSAANE) and/or subscription and/or acquisition of new and/or existing redeemable warrants (BSAAR) without preferential subscription rights in favor of a category of persons

35.

Authorization to be granted to the Board of Directors to allocate for free existing and/or to be issued shares to employees and/or certain corporate officers of the company or related companies or economic interest groups

36.	Authorization to be granted to the Board of Directors to grant stock options to employees and/or certain officers of the Company or related companies or economic interest groups

37.	Ratification of the amendment to Article 11 of the bylaws

38.	Amendment of Article 13 of the Company’s bylaw to set the age limit for the Chairman of the Board of Directors at 80 years

Within the authority of the ordinary shareholders’ meeting:

39.	Powers to complete formalities.

What does a DBV ADS represent?

Each ADS represents five Ordinary Shares of the Company. Each Ordinary Share is entitled to one vote.

As of April 15, 2025, 136,948,872 Ordinary Shares were outstanding, of which 17,147,390 were represented by 3,429,478 ADSs.

What if another matter is properly brought before the meeting?

At this time, the Board of Directors is unaware of any matters to be presented at the Annual General Meeting, other than as set forth above and the possible additional shareholder resolutions that may properly be submitted before the Annual General Meeting in accordance with applicable French law.

Holders of Ordinary Shares: to address the possibility of another matter being presented at the Annual General Meeting, holders of Ordinary Shares may use their proxy card to (i) abstain from voting on such matters, (ii) vote “AGAINST” on such matters, or (iii) grant a proxy to the Chairman of the Board of Directors to vote on any new matters that are proposed during the meeting, or (iv) grant a voting proxy to another shareholder, or to any other person namely appointed. If no instructions are given with respect to matters about which we are currently unaware, holder’s Ordinary Shares will not be voted on such matters.

If a holder of Ordinary Shares chooses to grant a proxy to the Chairman of the Board of Directors, with respect to either all matters or only any additional matters not disclosed in this proxy statement, the Chairman of the Board of Directors shall issue a vote in favor of adopting such undisclosed resolutions submitted or approved by the Board of Directors and a vote against adopting any other such undisclosed resolutions.

Holders of ADSs: Ordinary Shares underlying ADSs will not be voted on any matter not disclosed in the proxy statement.

Why is the Company soliciting my proxy?

Our Board of Directors is soliciting your proxy to vote at the 2025 Annual General Meeting to be held at the Company’s headquarters located at 107 avenue de la République 92320 Châtillon, France, on June 11, 2025, at 2:00 PM Paris time. This proxy statement, along with the accompanying notice of 2025 Annual General Meeting, summarizes the purposes of the meeting and the information you need to know to vote at the 2025 Annual General Meeting.

We have sent you this proxy statement, the notice of the 2025 Annual General Meeting, the proxy card and a copy of our annual report on Form 10-K for the fiscal year ended December 31, 2024, as amended on April 28, 2025, because you owned our Ordinary Shares or ADSs on May 12, 2025. Our Depositary, Citibank, N.A., intends to commence mailing the proxy materials to holders of our ADSs on May 19, 2025. Our registrar, Société Générale Securities Services intends to commence distribution of the proxy materials to shareholders of Ordinary Shares on May 19, 2025.

Who may vote?

Ordinary shareholders of record and bearer shareholders

If you are a holder of Ordinary Shares at zero hour Paris time on June 9, 2025 you will be eligible to vote at the 2025 Annual General Meeting. In deciding all matters at the 2025 Annual General Meeting, each shareholder will be entitled to one vote for each share of our Ordinary Shares held by them on the record date.

In accordance with article R. 22-10-28 of the French Commercial Code, only those holders of Ordinary Shares who can prove their status by having their shares registered in their name, or in the name of an intermediary duly registered on their behalf, on the second business day prior to the meeting, i.e. June 9, 2025 at zero hour Paris time (the “Ordinary Share Record Date”), either in the registered share accounts or in the bearer share accounts held by their authorized intermediary, will be eligible to vote.

For registered shareholders, this registration in the registered share accounts on the Ordinary Share Record Date is sufficient to enable them to vote their Ordinary Shares.

For bearer shareholders, it is the authorized intermediaries who maintain the bearer share accounts who directly prove their clients’ status as shareholders to Société Générale Securities Services (the centralizing institution for the meeting mandated by the Company) by producing a certificate of participation which they attach to the single postal voting or proxy form drawn up in the name of the shareholder or on behalf of the shareholder represented by the registered intermediary.

Holders of American Depositary Shares

If you are a registered holder of ADSs on the books of the Depositary on May 12, 2025 (the “ADS Record Date”), then at or prior to 10:00 AM Eastern Time on June 5, 2025, you may provide instructions to the Depositary as to how to vote the Ordinary Shares underlying your ADSs on the issues set forth in this proxy statement. The Depositary will mail you a voting instruction card if you hold ADSs in your own name on the

Depositary’s share register (“Registered Holders”). If, however, on the ADS Record Date you held your ADSs through a bank, broker, custodian or other nominee/agent (“Beneficial Holders”), it is anticipated that such bank, broker, custodian or nominee/agent will forward voting instruction forms to you.

•	Registered Holders. Registered Holders of ADSs must complete, sign and return a voting instruction form to be actually received by the Depositary on or prior to 10:00 AM Eastern Time on June 5, 2025.

•

Beneficial Holders. If our ADSs are held on your behalf in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of those ADSs held in “street name,” and this proxy statement was forwarded to you by your broker or nominee. A holder of ADSs held through a broker, bank or other nominee should follow the instructions that its broker, bank or other nominee provides to vote the Ordinary Shares underlying its ADSs.

As an ADS holder, you will not be entitled to vote in person at the Annual General Meeting. To the extent you provide the Depositary or your broker, bank or other nominee, as applicable, with voting instructions, the Depositary will, to the extent practicable and subject to French law and the terms of the deposit agreement, vote the Ordinary Shares underlying your ADSs in accordance with your instructions.

How many votes do I have?

Each share of our Ordinary Shares that you own entitles you to one vote. Each ADS represents five Ordinary Shares. Voting instructions with respect to ADSs may be given only in respect of a number of ADSs representing an integral number of Ordinary Shares.

How will my Ordinary Shares be voted if I do not vote?

If you hold Ordinary Shares and do not (i) grant your voting proxy directly to the Chairman of the Board of Directors, (ii) vote in person at the Annual General Meeting, (iii) grant your voting proxy to another shareholder, or to any other person namely appointed, (iv) vote by submitting your proxy card by mail or (v) vote electronically via Votaccess, your Ordinary Shares will not be counted as votes cast and will have no effect on the outcome of the vote with respect to any matter.

If you hold Ordinary Shares and grant your voting proxy directly to the Chairman of the Board of Directors without specifying how you wish to vote with respect to a particular matter, your Ordinary Shares will be voted in accordance with the Board of Directors’ recommendations.

If you own Ordinary Shares in “street name” through a broker, bank or other nominee and you do not direct your broker how to vote your shares on the proposals, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is referred to as a broker non-vote. We believe that all of our proposals are non-routine matters and your broker cannot vote your shares for which you have not provided voting instructions. Broker non-votes on a particular proposal will not be counted as votes cast and will have no effect on the outcome of the vote with respect to such matter.

How will the Ordinary Shares underlying my ADSs be voted if I do not provide voting instructions to the Depositary or my broker, bank or other nominee?

With respect to Ordinary Shares represented by ADSs for which no timely voting instructions are received by the Depositary from a holder of ADSs, the Depositary shall not vote such Ordinary Shares. The Depositary will not itself exercise any voting discretion in respect of any Ordinary Shares.

If you own ADSs in “street name” through a broker, bank or other nominee and you do not direct your broker how to instruct the Depositary how to vote the Ordinary Shares represented by your ADSs on the proposals, your shares will not be voted on any proposal on which the broker does not have discretionary authority to provide voting instructions to the Depositary. This is referred to as a broker non-vote. We believe that all of our proposals are non-routine matters and your broker cannot provide voting instructions to the Depositary with respect to how to vote the Ordinary Shares represented by your ADSs for which you have not provided voting instructions. Broker non-votes on a particular proposal will not be counted as votes cast and will have no effect on the outcome of the vote with respect to such matter.

How will my Ordinary Shares be voted if I grant my proxy to the Chairman of the Board of Directors?

If you are a holder of Ordinary Shares and you grant your proxy to the Chairman of the Board of Directors, the Chairman of the Board of Directors will vote your Ordinary Shares in accordance with the Board of Directors’ recommendations. As a result, your Ordinary Shares would be voted “FOR” the nominees of the Board of Directors in Proposals Nos. 8 to 10 and “FOR” each of Proposals Nos. 1 to 7 and 11 to 39.

How many votes are needed for approval of each proposed resolution?

•

Proposals Nos. 1 to 19 and Proposal 39: The affirmative vote of a majority of the total number of votes cast is required for the election of each director nominee in Proposals Nos. 8 to 10 and for the approval of each matter described in Proposals Nos. 1 to 7, 11 to 19, and 39.

•	Proposals Nos. 20 to 38: For approval of Proposals Nos. 20 to 38, the affirmative vote of two-thirds of the total number of votes cast is required.

What is an “abstention” and how would it affect the vote?

With respect to Ordinary Shares, an “abstention” occurs when a shareholder votes by mail with instructions to abstain from voting regarding a particular matter or without making a selection with respect to a particular matter.

With respect to ADSs, an abstention occurs when a holder of ADSs sends proxy instructions to the Depositary to abstain from voting regarding a particular matter.

Abstentions by holders of Ordinary Shares or by holders of ADSs will not be counted toward a quorum and will not be counted as votes cast and will have no effect on the outcome of the vote on matters on which a holder has abstained.

Who will count the votes at the Annual General Meeting?

Representatives of Société Générale Securities Services and our legal department will tabulate the votes and act as inspectors of election.

What constitutes a quorum for the Annual General Meeting?

Consistent with French law, our by-laws provide that a quorum requires the presence of shareholders having at least:

(1)

20% of the shares entitled to vote in the case of an ordinary shareholders’ general meeting or at an extraordinary shareholders’ general meeting where shareholders are voting on a capital increase by capitalization of reserves, profits or share premium, or

(2)	25% of the shares entitled to vote in the case of any other extraordinary shareholders’ general meeting.

How can I vote my Ordinary Shares or ADSs?

If you hold Ordinary Shares

In order to facilitate their participation in the Annual General Meeting, the Company offers its holders of Ordinary Shares the possibility of voting via Votaccess.

The Votaccess website will be open from May 22, 2025, at 9:00 AM Paris time to June 10, 2025, at 3:00 PM Paris time.

In order to avoid any possible bottleneck on the Votaccess platform, shareholders are strongly recommended not to wait until the end of the opening period of Votaccess to enter their instructions.

Only holders of bearer shares whose account-holding institution has subscribed to the Votaccess system and offers them this service for this General Meeting will be able to access it. The securities account holder of the bearer shareholder, who does not subscribe to Votaccess or who makes access to the site subject to conditions of use, will indicate to the shareholder how to proceed.

Shareholders wishing to participate in the Annual General Meeting may choose one of the following options:

•	vote in person at the Annual General Meeting;

•	give your voting proxy to the Chairman of the Board of Directors;

•	grant your voting proxy to another shareholder, or to any other person namely appointed; or

•	vote by mail or via Votaccess.

You may vote in person at the Annual General Meeting so long as you do not submit your proxy card by mail or appoint a proxy in advance of the meeting.

Shareholders who have chosen to vote by mail using the single form or via Votaccess may:

•

in the case of registered shareholders: by mail, return the single form for voting by mail that will be sent to you with the notice of meeting using the enclosed envelope no later than June 8, 2025, 11:59 PM Paris Time; or via Votaccess, log on to https://sharinbox.societegenerale.com/en/shareholders no later than June 10, 2025, 3:00 PM Paris Time;

•

in the case of bearer shareholders: by post, request this form from the financial intermediary with which their shares are registered, as of the date of the meeting, which request must be received at least six days prior to the date of the meeting, at the following address Société Générale, Service des Assemblées (CS 30812 – 44308 Nantes Cedex 3) no later than June 5, 2025, 11:59 PM., Paris Time; or via Internet, log on to the portal of its securities account holder to access the Votaccess site in accordance with the terms and conditions set out below, no later than June 10, 2025, 3:00 PM Paris time.

Postal votes cast by paper means will only be taken into account if the duly completed and signed forms (and accompanied by the certificate of participation for bearer shares) reach the aforementioned meetings department of Société Générale, Service des Assemblées at least three days before the date of the Annual General Meeting, i.e., no later than June 8, 2025, 11:59 PM Paris time.

In accordance with the provisions of Article R. 225-79 of the French Commercial Code, notification of the appointment and revocation of a proxy to the Chairman, to another shareholder or to any other person namely appointed, may also be made in the following manner:

•	by post, using the voting form sent either directly for registered shareholders, using the prepaid reply envelope attached to the notice of meeting, or by the holder of the share account for bearer shareholders and received by the Société Générale, Service des Assemblées (CS 30812 – 44 308 Nantes Cedex 3) no later than June 8, 2025, 11:59 p.m. Paris time;

•

by electronic means, by connecting, for registered shareholders to the https://sharinbox.societegenerale.com website, for bearer shareholders to the portal of their securities account holder to access the Votaccess website, in accordance with the terms and conditions described below, no later than June 10, 2025, 3:00 PM Paris time.

In addition, if you give a proxy vote to another shareholder or to any other person namely appointed, the voting proxy needs to address its voting instructions to Société Générale, Service des Assemblées for the exercise of its mandates in the form of a scanned copy of the single form, by e-mail to the following address: service.assemblee-generale@sgss.socgen.com. The form must bear the surname, first name and address of the person being named as proxy, the words “In the capacity of proxy”, and must be dated and signed. The direction of the vote must be indicated in the “I vote by mail” box of the form. The proxy must attach a copy of his or her identity card and, if applicable, a power of attorney from the legal entity he/she represents. To this end, the authorized intermediary holding the account shall notify the Company or its agent of the transfer of ownership and provide it with the necessary information. No transfer of ownership made after Ordinary Share Record Date, regardless of the means used, shall be notified by the authorized intermediary holding the account or taken into consideration by the Company, notwithstanding any agreement to the contrary. It should be noted that for any proxy given by a shareholder without indication of a proxy holder, the Chairman of the Board of Directors shall cast a vote in favor of the adoption of draft resolutions presented or approved by the Board of Directors, and a vote against the adoption of all other draft resolutions.

Please also note that shareholders who wish to ask questions may submit these in writing, accompanied by the shareholder’s certificate of registration, to investors@dbv-technologies.com. Questions must be submitted by June 4, 2025, at 11:59 PM Paris time.

If you hold ADSs:

If you are a holder of ADSs, you may give voting instructions to the Depositary or your broker, bank, or other nominee, as applicable, with respect to the Ordinary Shares underlying your ADSs. If you held ADSs as of the ADS Record Date, you have the right to instruct the Depositary - if you held your ADSs directly - or the right to instruct your broker, bank, or other nominee - if you held your ADSs through such intermediary - how to vote.

If you are a registered holder of ADSs on the books of the Depositary as of the ADS Record Date, the Depositary will mail you a voting instruction form. So long as the Depositary receives your voting instruction form on or prior to 10:00 AM Eastern Time on June 5, 2025, it will, to the extent practicable and subject to French law and the terms of the deposit agreement, vote the underlying Ordinary Shares as you instruct.

If your ADSs are held through a broker, bank, or other nominee as of the ADS Record Date, such intermediary will provide you with instructions on how you may give voting instructions with respect to the Ordinary Shares underlying your ADSs. Please check with your broker, bank, or other nominee, as applicable, and carefully follow the voting instructions provided to you.

As an ADS holder, you will not be entitled to vote in person at the Annual General Meeting. To the extent you provide the Depositary or your broker, bank, or other nominee, as applicable, with voting instructions, the Depositary will, to the extent practicable and subject to French law and the terms of the deposit agreement, vote the Ordinary Shares underlying your ADSs in accordance with your instructions.

How does the Board of Directors recommend that I vote on the proposals?

Our Board of Directors recommends that you vote “FOR” the nominees to the Board of Directors in Proposals Nos. 8 to 10 and “FOR” each of Proposals Nos. 1 to 7 and 11 to 39.

What if I receive more than one proxy card?

You may receive more than one proxy card if you hold shares in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How can I vote my Ordinary Shares or ADSs?” for each account to ensure that all of your shares are voted.

Is voting confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our inspectors of election examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or that you otherwise provide.

Where can I find the voting results of the Annual General Meeting?

The preliminary voting results will be announced at the Annual General Meeting, and we will publish preliminary results, or final results if available, in a current report on Form 8-K (the “Current Report”) within four business days of the Annual General Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended Current Report on Form 8-K to disclose the final voting results within four business days after the final voting results are known. The final voting results will also be published under the section General Meeting of Company’s website within fifteen days following the 2025 Annual General Meeting.

What are the costs of soliciting these proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

Where is the Annual General Meeting?

The Annual General Meeting will be held at 2:00 PM, Paris time, on June 11, 2025 at the Company’s headquarters located at 107, avenue de la République, 92320 Châtillon, France.

On June 11, 2025, starting at 2:00 PM Paris time, the Annual General Meeting will be webcast with live audio on the Company’s website http://www.dbv-technologies.com, including the presentation of the results of the votes on the resolutions received by Société Générale Securities Services. Shareholders will also be able to access the recorded webcast of the Annual General Meeting on the Company’s website for at least the minimum legal and regulatory period from its publication online.

Who may attend the Annual General Meeting?

Holders of record of Ordinary Shares as of zero hour Paris time, on June 9, 2025 or their duly appointed proxies, may attend the Annual General Meeting. Holders of Ordinary Shares may request an admission card for the Annual General Meeting by checking the appropriate box on the proxy form, dating and signing it, and returning the proxy form by regular mail or may present evidence of their status as a shareholder at the Annual General Meeting as of zero hour Paris time, on June 9, 2025.

Holders of ADSs will not be able to attend the Annual General Meeting.

Can I vote in person at the Annual General Meeting?

If you hold Ordinary Shares as of zero hour, Paris time, on June 9, 2025, you may vote in person at the Annual General Meeting unless you submit your proxy or voting instructions prior to the Annual General Meeting.

If you hold ADSs, you will not be able to vote the Ordinary Shares underlying your ADSs in person at the Annual General Meeting.

I share an address with another holder of ADSs, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single set of our proxy materials to any household at which two or more of our ADS holders of record reside, if we or your broker believe that the ADS holders of record are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. ADS holders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If a broker or other nominee holds your ADSs and (1) your household received a single set of proxy materials this year, but you would prefer to receive your own copy or you do not wish to participate in householding and would like to receive your own set of our proxy materials in future years or (2) you share an address with another ADS holder and together both of you would like to receive only a single set of proxy materials, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Can I receive Company shareholder communications by electronic delivery?

Most shareholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail. You can choose this option and save us the cost of producing and mailing these documents by following the instructions provided on your proxy card or by following the instructions provided when you vote over the Internet.

Where can I find documents referenced in this proxy statement?

An English translation of the full text of the resolutions to be submitted to shareholders at the Annual General Meeting is included in Annex A of this proxy statement and this proxy statement will be accompanied by the Company’s Annual Report on Form 10-K, which includes the consolidated financial statements of the Company for the fiscal year ended December 31, 2024 presented in accordance with generally accepted accounting principles in the United States. The Company’s Annual Report on Form 10-K was filed with the SEC on April 11, 2025, as supplemented by an amendment to the Form 10-K filed on April 28, 2025, and is available on our website at https://www.dbv-technologies.com. In addition, the following documents are included in our Universal Registration Document which is available on our website at https://www.dbv-technologies.com: (i) the statutory financial statements of the Company for the fiscal year ended December 31, 2024 prepared in accordance with generally accepted accounting principles as applied to companies in France; (ii) the consolidated financial statements of the Company for the fiscal year ended December 31, 2024 prepared in accordance with International Financial Reporting Standards as adopted by the European Union; (iii) the Board of Directors’ corporate governance report and management report; and (iv) the report of the statutory auditors concerning the statutory and consolidated financial statements of the Company for the fiscal year ended December 31, 2024, as well as the special report of the statutory auditors concerning the regulated agreements presented to shareholders for approval in Proposals Nos. 5 to 7.

You may obtain additional information, which we make available in accordance with French law, by contacting the Company at DBV Technologies S.A., 107 avenue de la République 92320 Châtillon, France, or by emailing investors@dbv-technologies.com. Such additional information includes, but is not limited to, the statutory auditors’ reports referenced in the resolutions described below.

What is the deadline to propose actions for consideration at next year’s Annual General Meeting of shareholders or to nominate individuals to serve as directors?

Shareholder proposals

Any holder of ADSs and/or Ordinary Shares desiring to present a resolution for inclusion in the Company’s proxy statement for the 2026 Annual General Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) must deliver such resolution to the Board of Directors at the address below no later than January 15, 2026.

In addition, under French law, holders of Ordinary Shares are permitted to submit a resolution for consideration so long as such matter is received by the Company no later than 25 days prior to the date of the meeting. Holders of Ordinary Shares wishing to present resolutions at the 2026 Annual General Meeting made outside of Rule 14a-8 under the Exchange Act must comply with the procedures specified under French law. A shareholder who meets the requirements set forth in Articles L. 225-105 and R. 225-71 of the French Commercial Code may submit a resolution by sending such resolution to the address below by registered letter with acknowledgment of receipt or via e-mail. The resolution must include the text of the proposed resolution, a brief explanation of the reason for such resolution and an affidavit to evidence the shareholder’s holdings. Any holder of Ordinary Shares who meets the requirements set forth in Articles L. 225-105 and R. 225-71 of the French Commercial Code may submit a resolution for the appointment of a director to be considered by the 2026 Annual General Meeting by following the same procedure as described above and by including in his proposal the information on the candidate for the office of director provided for in Article R. 225-83 5° of the French Commercial Code.

In addition to satisfying the requirements under French law and our by-laws, to comply with the universal proxy rules, any holder of ADSs and/or Ordinary Shares who intends to solicit proxies in support of director nominees other than the Company’s nominees, must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than twenty-five (25) days before the 2026 Annual General Meeting.

All submissions to the Company should be made:

To DBV Technologies S.A.

107 avenue de la République 92320 Châtillon, France

Attention: Legal Department

Email: legal@dbv-technologies.com

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board of Directors

Our business affairs are managed under the direction of our Board of Directors, which is currently composed of ten members. Nine of our directors are independent within the meaning of the listing standards of Nasdaq. In accordance with article L.225-18-1 of the French Commercial Code, the number of directors of each gender may not be less than 40%.

The following table sets forth the names, ages as of April 15, 2025, and certain other information for each of the nominees for director, each of the continuing members of our Board of Directors:

Name	Age	Position	Term Expires
Nominees for director
Michel de Rosen (2) (3)	74	Non-Executive Chairman of the Board	2025
Timothy E. Morris (1) (4)	63	Director	2025
Daniel B. Soland (2)	67	Director	2025
Continuing directors
Daniele Guyot-Caparros (1) (2)	66	Director	2027
Adora Ndu (1)	44	Director	2027
Julie O’Neill (2) (5)	59	Director	2027
Ravi M. Rao (3)	57	Director	2027
Daniel Tassé	65	Chief Executive Officer and Director	2026
Maïlys Ferrère (3)	62	Director	2026
Michael J. Goller (3) (6)	50	Director	2026

(1)	Member of our audit committee (the “Audit Committee”)
(2)	Member of our compensation committee (the “Compensation Committee”)
(3)	Member of our nominating and governance committee (the “Nominating and Governance Committee”).
(4)	Chairman of our Audit Committee
(5)	Chairman of our Compensation Committee
(6)	Chairman of our Nominating and Governance Committee

As previously announced in a press release issued on March 27, 2025, the Company had intended to propose the nomination of Ms. Christiana Bardon, as a new director to the Board of Directors at the 2025 Annual General Meeting. On the recommendation of Ms. Bardon, the Nominating and Governance Committee and the Board of Directors agreed that it would be in the best interest of the Company to appoint an independent director to the Board. Therefore, the nomination of Ms. Christiana Bardon, as a new director to the Board of Directors, will not be submitted to the 2025 Annual General Meeting.

Nominees for director:

Michel de Rosen has served as a member of our Board of Directors since May 2018 and as Non-Executive Chairman of our Board of Directors since March 2019. Mr. de Rosen also serves on the board of directors of Forvia, a publicly traded French global automotive supplier, and previously served on the board of Pharnext SA, a publicly traded French biopharmaceutical company until 2022. Mr. de Rosen previously served on the board of directors of Idorsia Pharmaceuticals Ltd., a publicly traded Swiss biopharmaceutical company, from 2020 to 2021. Mr. de Rosen served as Chairman and Chief Executive Officer of Eutelsat, a publicly traded French satellite operator, from 2009 until his retirement in November 2017, Chairman and Chief Executive Officer of ViroPharma Incorporated, a U.S. biopharmaceutical company that was publicly traded prior to its acquisition by Shire plc, from 2000 to 2008, and Chairman and Chief Executive Officer of Rhone-Poulenc Santé, a French chemical and pharmaceutical company, from 1993 to 1999. He has also held numerous positions at the French

Ministries of Finance, Defense, Industry and Telecommunication. Mr. de Rosen holds an M.B.A. from HEC and an M.B.A. from Ecole Nationale d’Administration. The Board of Directors believes that Mr. de Rosen’s extensive business experience in the biopharmaceutical industry and over 15 years’ experience in the United States will be instrumental to the success of our objectives.

Timothy E. Morris has served as a member of our Board of Directors since March 2021. Mr. Morris served as Chief Financial Officer of Opthea Limited from October 2022 to October 2023. Previously he served as Chief Operating Officer and Chief Financial Officer of Humanigen, Inc, a publicly traded U.S. biopharmaceutical company, since August 2020. He previously served as the Chief Financial Officer of Iovance Biotherapeutics, Inc., a publicly traded U.S. biopharmaceutical company, from August 2017 to June 2020 and as the Chief Financial Officer and Head of Business Development of AcelRx Pharmaceuticals, Inc., a publicly traded U.S. specialty pharmaceutical company, from March 2014 to June 2017. Mr. Morris serves on the board of directors of Aquestive Therapeutics, Inc. (NASDAQ: AQST), Univercells SA, a Belgian biomanufacturing company, and Humanetics Corporation, a U.S. pharmaceutical company, and he previously served as a member of the board of directors of Humanigen, Inc. from June 2016 to August 2020. Mr. Morris is the sole member of Aacolade Pharma LLC. Mr. Morris previously served on the board of directors of PAION Inc., a subsidiary of PAION AG, a German publicly traded specialty pharmaceutical company. Mr. Morris received his BS in Business with an emphasis in Accounting from California State University, Chico, and is a Certified Public Accountant (Inactive). The Board of Directors believes that Mr. Morris’ extensive operational experience with public companies in the biopharmaceutical industry, particularly in the areas of finance and corporate development, allows him to make valuable contributions to the Board of Directors.

Daniel B. Soland has served as a member of our Board of Directors since March 2015. Mr. Soland previously served as Senior Vice President and Chief Operating Officer of Idera Pharmaceuticals, Inc., a publicly traded U.S. biopharmaceutical company until October 2022. Mr. Soland also previously served as Senior Vice President and Chief Operating Officer of ViroPharma Incorporated from March 2008 to December 2014, a U.S. biopharmaceutical company that was publicly traded prior to its acquisition by Shire plc, and currently serves on the board of directors of Acadia Pharmaceuticals Inc., a publicly traded U.S. biopharmaceutical company. He previously served on the board of directors of Kalvista Pharmaceuticals, Inc., a publicly traded U.S. pharmaceutical company. In addition to his role at ViroPharma Incorporated, where he helped build the organizational and commercial infrastructure that resulted in an 11-fold increase in ViroPharma Incorporated’s share price during his tenure, Mr. Soland previously served as President of Chiron Vaccines, a pharmaceutical company, from 2005 to 2006 and helped engineer a turnaround that contributed to Chiron’s acquisition by Novartis. Prior to then, he served as President and Chief Executive Officer of EpiGenesis Pharmaceuticals. At GlaxoSmithKline Biologicals, a subsidiary of GlaxoSmithKline plc, a British global healthcare company, Mr. Soland served as Vice President and Director, Worldwide Marketing Operations from 1993 to 2002. Earlier in his career, Mr. Soland held positions of increasing responsibility in sales and product management at Pasteur-Merieux’s Connaught Laboratories. He holds a B.S. in Pharmacy from the University of Iowa. The Board of Directors believes that Mr. Soland’s extensive executive and management experience in the pharmaceutical industry worldwide, notably at various senior commercial operations positions, allow him to make valuable contributions to the Board of Directors.

Continuing directors:

Daniele Guyot-Caparros has served as a member of our Board of Directors since October 2022. Ms. Guyot-Caparros has thorough experience in the fields of finance and operations. She began her career at PricewaterhouseCoopers (PwC), a multinational professional services and audit firm, as an auditor, also acquiring extensive experience in corporate finance with a focus on the chemical and pharmaceutical industries. In 1992, she joined the financial department of the Rhône-Poulenc-Rorer group, a French chemical and pharmaceutical company (which became Aventis and then Sanofi), within which she held important international responsibilities (CFO R&D worldwide, CFO Europe, Head of the Pharmaceutical Operations plan). She also developed expertise in business development and optimization of product portfolios.

In 2008, she became Senior Advisor for Deloitte Conseil in France, a multinational professional services and audit firm, in order to support the development of the pharmaceutical industry and the health sector. To this end, she has performed numerous missions with a wide variety of clients (large and medium-sized pharma, biotech/medtech companies, scientific foundations, etc.) with a focus on issues of business transformation, governance and M&A.

Ms. Guyot-Caparros has held independent director responsibilities in several biotechs/medtechs. From 2015 to 2017, she was a member of the supervisory board and the audit committee of Diaxonhit, a publicly traded French biotechnology company (which became Eurobio Scientific-listed on Euronext Growth). She chaired the audit committee of Supersonic Imagine, a French biotechnology company, until its takeover by the US Ho-logic group, a U.S. medical technology company, in 2019. Finally, from 2013 to June 2023, she was on the board of directors of ONXEO, a clinical-stage biotechnology company, (listed on Euronext, OMS Copenhagen and then Euronext Growth), where she chaired the audit committee and the board from May 2019 to July 2021.

Ms. Guyot-Caparros joined the board of directors of Valneva SE (listed on NASDSAQ and Euronext Partis) for a three-year term from June 2024 to June 2027. Since October 2024, Ms. Guyot-Caparros is also the chair of the audit committee of Valneva SE. Ms. Guyot-Caparros is a graduate of ICN (Institut Commercial de Nancy) specializing in finance/accounting and also has a higher accounting degree.

She also holds an independent director certificate issued by IFA-Sciences-Po. The Board of Directors believes that Ms. Guyot-Caparros’ profound experience in corporate finance allows her to make valuable contributions to the Board of Directors.

Adora Ndu has served as a member of our Board of Directors since May 2021. Dr. Ndu has served at BridgeBio Pharma Inc., a publicly traded U.S. biotechnology company, since January 2022, and is currently the Chief Regulatory Officer and Executive Vice President of Portfolio Strategy & Management. From January 2021 to January 2022, Dr. Ndu served as the Group Vice President and Head of Worldwide Research & Development, Strategy, Scientific Collaborations and Policy at BioMarin Pharmaceutical, Inc. (“BioMarin”), a publicly traded U.S. biotechnology company. She previously served in positions of increasing responsibility at BioMarin, as the Vice President, Regulatory Affairs, Policy, Research, Engagement & International from August 2019 to January 2021, Executive Director from September 2017 to July 2019 and Senior Director from February 2017 to September 2019. Prior to joining BioMarin, Dr. Ndu served in various roles at the U.S. Food and Drug Administration from 2008 to 2016, most recently as a Division Director in the Division of Medical Policy Development. Dr. Ndu has served as an adjunct lecturer with the Johns Hopkins University Masters in Biotechnology Enterprise and Entrepreneurship program since 2019. Dr. Ndu received a Doctor of Pharmacy from Howard University and a Juris Doctor from the University of Maryland Francis King Carey School of Law. Dr Ndu serves on the Board of Directors for Acadia Pharmaceuticals. The Board of Directors believes that Dr. Ndu’s extensive experience in the biopharmaceutical industry allows her to make valuable contributions to the Board of Directors.

Julie O’Neill has served as a member of our Board of Directors since June 2017. From January 2015 to September 2018, Ms. O’Neill served as the Executive Vice President, Global Operations for Alexion Pharmaceuticals Inc. (“Alexion”), a U.S. pharmaceutical subsidiary of AstraZeneca. From 2014 to 2015, Ms. O’Neill was Senior Vice President of Global Manufacturing Operations and General Manager of Alexion Pharma International Trading, a subsidiary of Alexion. Prior to joining Alexion, Ms. O’Neill served in various leadership positions at Gilead Sciences, Inc., a U.S. publicly traded biopharmaceutical company, from 1997 to 2014 including Vice President of Operations and General Manager of Ireland from 2011 to 2014. Prior to Gilead Sciences, Ms. O’Neill held leadership positions at Burnil Pharmacies and Helsinn Birex Pharmaceuticals, Inc., an Irish pharmaceutical company. She is a member of the boards of the National Institute for Bioprocessing Research & Training, ICON plc, an Irish publicly traded clinical research organization, Hookipa Pharma Inc., a U.S. publicly traded biotechnology company, and Advancion Sciences (formerly Angus Chemical Company), a U.S. global specialty and fine chemical company. From January 2019 to October 2019, Ms. O’Neill was engaged by us to serve as a consultant to support CMC activities, including our BLA resubmission for Viaskin Peanut. Ms. O’Neill received a Bachelor of Science in Pharmacy from University of Dublin, Trinity College and a Masters of Business Administration from University College Dublin Smurfit School of Business. The Board of Directors believes that Ms. O’Neill’s experience in the life sciences industry and her knowledge of corporate development matters allow her to make valuable contributions to the Board of Directors.

Ravi M. Rao has served as a member of our Board of Directors since May 2021. Dr. Rao also serves as the Chief Medical Officer at Sitryx Therapeutics (since 2022) and is a Venture Partner at SV Health Investors. He previously served as Chief Medical Officer at Oxford Biomedica from March 2022 to November 2023, and Head of R&D at Swedish Orphan Biovitrum AB, a global biopharmaceutical specialty company, from August 2020 to January 2022. From October 2019 to August 2020, Dr. Rao served as Chief Medical Officer of Aeglea Biotherapeutics Inc., a U.S. publicly traded clinical-stage company developing enzyme therapies for rare metabolic disease. Prior to that, from 2012 to October 2019, Dr. Rao was a Vice President at GlaxoSmithKline plc, a publicly traded British multinational pharmaceutical company. Dr. Rao received a Bachelor of Arts with Honors from the University of Cambridge, Gonville and Caius College, an MB.BCHir from the University of Cambridge, a MRCP from the Royal College of Physicians, London, a CCST in Rheumatology from the General Medical Council, and a Ph.D. from Imperial College London. Dr. Rao was appointed as a director of Autolus Therapeutics PLC (listed on NASDAQ Global Select Market: AUTL) on April 1, 2024, and is also a member of the research and development committee. The Board of Directors believes that Dr. Rao’s experience in clinical development and medical affairs allows him to make valuable contributions to the Board of Directors.

Daniel Tassé has served as Chief Executive Officer since November 2018 and as a member of our Board of Directors since March 2019. Mr. Tassé has served on the board of directors of Regenxbio Inc., a U.S. publicly traded biotechnology company, since 2016 and currently is Chair of Regenxbio Inc.’s compensation committee. From 2014 to 2021, Mr. Tassé served on the board of directors of Indivior plc, a British (London Stock Exchange) publicly traded specialty pharmaceutical company. While on the board of Indivior, Mr. Tasse served as Lead Independent Director, Interim Chair and Chair of the Audit Committee. From 2018 to 2019, Mr. Tassé served on the board of directors of HLS Therapeutics, a Canadian publicly traded pharmaceutical company. From 2014 to 2019, Mr. Tassé served on the board of directors of Bellerophon Therapeutics, Inc., a U.S. publicly traded biotherapeutics company. From March 2016 to November 2018, Mr. Tassé served as the Chairman and Chief Executive Officer of Alcresta Therapeutics, Inc., a U.S. pediatric-focused rare disease biotechnology company. From January 2008 to April 2015, Mr. Tassé served as the Chairman and Chief Executive Officer of Ikaria, Inc., a U.S. company that develops drugs and devices for critically ill patients. In April 2015, Ikaria, Inc. was acquired by Mallinckrodt Pharmaceuticals. Mr. Tassé holds a B.Sc. in Biochemistry from Université de Montréal. Mr. Tasse is fluent in French and English. The Board of Directors believes that Mr. Tassé’s leadership and extensive experience in the pharmaceutical industry will allow him to drive us to the success of our objectives.

Maïlys Ferrère has served as a member of our Board of Directors since June 2016 and previously served as a non-voting observer of our Board of Directors since our initial public offering on Euronext Paris in March 2012. Ms. Ferrère has served as a Director, Head of the Large Venture Investment Activity at Bpifrance, France’s public investment bank, since October 2013 and is affiliated with one of our significant shareholders. Ms. Ferrère serves as chief executive officer of Cornovum S.A. (holding company). Ms. Ferrère served on the board of directors of Sequans Communications S.A., a publicly traded French designer, developer and supplier of cellular semiconductor solutions from June 2017 and June 2023. Ms. Ferrère served on the board of directors of Innate Pharma S.A., a French global oncology-focused biotech company, from 2017 to 2021. Ms Ferrère served on the board of directors of Valneva S.A., a publicly traded French biotech company, from 2016 to 2019 and then again since May 2022. She graduated from Institut d’Etudes Politiques Paris and began her career with the General Internal Audit of Société Générale before working for multiple French banks in the equity capital markets origination department. The Board of Directors believes that Ms. Ferrère’s experience in the banking industry and her knowledge of capital markets allow her to make valuable contributions to the Board of Directors.

Michael J. Goller has served as a member of our Board of Directors since October 2015. Mr. Goller is a Partner at Baker Bros. Advisor LP. Prior to joining Baker Brothers in 2005, Mr. Goller was an Associate at JPMorgan Partners, LLC where he focused on venture investments in the life sciences sector from 1999 to 2003. Mr. Goller began his career as an investment banker with Merrill Lynch and Co. from 1997 to 1999. Mr. Goller holds a B.S. in Molecular and Cell Biology from The Pennsylvania State University, and a Master’s in both Biotechnology (School of Engineered Applied Sciences) and Business Administration (Wharton School) from the University of Pennsylvania. He serves on the boards of DBV Technologies S.A., BeiGene, Ltd., and Terremoto Biosciences, Inc. The Board of Directors believes that Mr. Goller’s experience in the life sciences industry and his knowledge of corporate development matters allow him to make valuable contributions to the Board of Directors.

There are no family relationships between or among any of our continuing directors or director nominees. The principal occupation and employment during the past five years of each of our directors and nominee was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors or nominee and any other person or persons pursuant to which he or she is to be selected as a director or nominee.

There are no legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or any of our subsidiaries.

Directors compensation

Please refer to Annex B and Annex C for information regarding directors compensation.

Corporate governance

Board independence

As required under the Nasdaq listing standards, a majority of the members of a listed company’s Board must qualify as “independent,” as affirmatively determined by the Board. The Board consults with our counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent auditors, the Board has affirmatively determined all of our directors, other than Mr. Tassé, are independent directors within the meaning of the applicable Nasdaq listing standards. In accordance with the Nasdaq Listing Rules, a director shall be considered independent if she/he does not have any relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, in accordance with Nasdaq Listing Rules, to be considered independent, a director shall not be subject to any of the mandatory bars to independence set forth in Rule 5605(a) of the Nasdaq Listing Rules. However, pursuant to French law requirements, only Daniel Tassé, Michael J. Goller and Maïlys Ferrère are considered to be “non-independent directors.” In making such determination, our Board of Directors considered the relationships that each non-employee director has with us and all other facts and circumstances our Board of Directors deemed relevant in determining the director’s independence, including the number of Ordinary Shares beneficially owned by the director and his or her affiliated entities (if any).

Board structure and Director election

We currently have ten directors, half of whom are citizens or residents of the United States. Under French law and our by-laws, our Board of Directors must be composed of between three and eighteen members. Within this limit, the number of directors is determined by our shareholders. Since January 1, 2017, the number of directors of each gender may not be less than 40%. Any appointment made in violation of this limit that is not remedied will be null and void. Directors are elected, re-elected and may be removed at an annual general meeting with a simple majority vote of our shareholders.

Pursuant to our by-laws, the term of a director is three years, subject to a lesser period which could either be one or two year(s) for the purpose of a staggered board. In accordance with French law, our by-laws also provide that our directors may be removed with or without cause by the affirmative vote of the holders of at least a majority of the votes of the shareholders present, represented by a proxy or voting by mail at the relevant annual general meeting, and that any vacancy on our Board of Directors resulting from the death or resignation of a director, provided there are at least three directors remaining, may be filled by vote of a majority of our directors then in office provided that there has been no shareholders meeting since such death or resignation. Directors chosen or appointed to fill a vacancy shall be elected by the Board of Directors for the remaining duration of the current term of the replaced director. The appointment must then be ratified at the next shareholders’ general meeting. In the event the Board of Directors would be composed of less than three directors as a result of a vacancy, the remaining directors shall immediately convene a shareholders’ meeting to elect one or several new directors so there are at least three directors serving on the Board of Directors, in accordance with French law.

We believe that the structure of our Board of Directors and its committees provides strong overall governance of our Company. The Chairman of our Board of Directors monitors the content, quality and timeliness of information sent to our Board of Directors and is available for consultation with our Board of Directors regarding the oversight of our business affairs. Mr. de Rosen has served as Chairman of the Board of Directors since March 4, 2019. He is an independent director under the listing standards of Nasdaq. Our Board of Directors believes that, given his perspective and experience in matters of the board and his ability to liaise between our non-independent directors and our independent directors, Mr. de Rosen’s service as our Chairman is appropriate and is in the best interests of our Board of Directors, our Company and our shareholders.

Board Leadership Structure

In accordance with article L225-51-1 of the French Commercial Code, our Board is empowered to determine whether the roles of Chairman and Chief Executive Officer should be combined or separated, based on what it believes is in the best interests of the Company at a given point in time.

At this time, our Board is led by Michel de Rosen, an independent, non-executive Chairman. Our Board believes that it is in the best interest of the Company and its shareholders for Michel de Rosen to continue to serve as Chairman of the Board of Directors. Michel de Rosen is recognized for his significant knowledge and experience in our industry and a deep understanding of our strategic objectives, all of which will continue to benefit the Company during the year ahead. In light of the above, the Board proposes to renew the term as Director of Mr. Michel de Rosen at the 2025 Annual General Meeting.

The Company believes that separation of the positions of the Chairman and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of the Company. In addition, the Company believes that having an independent Chairman creates an environment that is more conducive to the Board’s objective evaluation and oversight of management’s performance, increasing management accountability, and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its shareholders, including with respect to evaluating whether the steps taken by management to manage risks are appropriate for the Company. Michel de Rosen’s responsibility is to ensure that our Board functions properly and to work with our Chief Executive Officer to set the Board’s agenda. Accordingly, he has substantial ability to shape the work of the Board. We expect the Chairman to facilitate communications among our directors and between the Board and senior management. While Michel de Rosen provides independent leadership, he also works closely with our Chief Executive Officer to ensure that our directors receive the information that they need to perform their responsibilities, including discussing and providing critical review of the matters that come before the Board and assessing management’s performance. As a result, we believe that such separation can enhance the effectiveness of our Board as a whole. We believe that the leadership structure of our Board is appropriate and enhances its ability to effectively carry out its roles and responsibilities on behalf of our shareholders.

Board meetings and committees

During our fiscal year ended December 31, 2024, the Board of Directors held 22 meetings (including regularly scheduled, special meetings and written consultations), and each director attended at least (i) 94% of the total number of meetings of our Board of Directors held during the period for which he or she has been a director and (ii) 100% of the total number of meetings held by all committees of our Board of Directors on which he or she served during the periods that he or she served as required under the charter of our Board of Directors.

We encourage, but do not require, members of our Board of Directors to attend our Annual General Meetings. All of our directors attended the Annual General Meeting of May 16, 2024.

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. The composition and functioning of all of our committees comply with all applicable requirements of the French Commercial Code, the Middlenext Code, the Exchange Act, and Nasdaq and SEC rules and regulations. In accordance with French law, committees of our Board of Directors only have an advisory role on matters requiring approval of the Board of Directors under French law and can only make recommendations to our Board of Directors on such matters. As a result, decisions are made by our Board of Directors taking into account non-binding recommendations of the relevant board committee. The composition and responsibilities of each of the committees of our Board of Directors is described below. Members will serve on these committees until their resignation or until as otherwise determined by our Board of Directors.

Role of the Board in risk oversight

Our Board of Directors is primarily responsible for the oversight of our risk management activities and has delegated to the Audit Committee the responsibility to assist our board in this task. While our board oversees our risk management, our management is responsible for day-to-day risk management processes, including, without limitation, management of cybersecurity, data privacy, and information technology risks and procedures. Our Board of Directors expects our management to consider risk and risk management in each business decision, to proactively develop and monitor risk management strategies and processes for day-to-day activities and to effectively implement risk management strategies adopted by the Board of Directors. We believe this division of responsibilities is the most effective approach for addressing the risks we face.

Board of Directors and Audit Committee cybersecurity oversight

Cybersecurity management is an important focus of our Board of Directors and the Audit Committee. As part of its oversight of risk management, the Audit Committee is briefed regularly by our Chief Financial Officer regarding cybersecurity and information technology risks, controls, and procedures, including the Company’s plans to mitigate cybersecurity and business continuity risks and respond to data breaches and other cybersecurity incidents and any cybersecurity issue that could affect the adequacy and effectiveness of the Company’s internal controls. From time to time, the Audit Committee may receive updates on efforts regarding data loss prevention, regulatory compliance, data privacy, threat and vulnerability management, cyber-crisis management, or other topics, as applicable. The Audit Committee reports such updates to the Board of Directors, as appropriate.

Committees of the Board of Directors

The Board of Directors has established an Audit Committee, a Nominating and Governance Committee and a Compensation Committee, each of which operate pursuant to a written charter adopted by our Board of

Directors that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. The composition and functioning of all of our committees complies with all applicable requirements of the French Commercial Code, the Middlenext Code, the Exchange Act, Nasdaq, and SEC rules and regulations.

Subject to the following paragraph concerning the Audit Committee, in accordance with French law, committees of our Board of Directors only have an advisory role on matters requiring approval of the Board of Directors under French law and can only make recommendations to our Board of Directors on such matters. As a result, decisions are made by our Board of Directors taking into account non-binding recommendations of the relevant board committee.

Name	Audit	Compensation	Nominating and Governance
Daniel Tassé
Michel de Rosen		X	X
Maïlys Ferrère			X
Michael J. Goller			Chair
Timothy E. Morris	Chair
Adora Ndu	X
Julie O’Neill		Chair
Daniel B. Soland		X
Ravi M. Rao			X
Daniele Guyot-Caparros	X	X

Below is a description of each committee of the Board.

Audit Committee. In accordance with French law, the Audit Committee has the following responsibilities: (i) it monitors the process of preparing the Company’s financial information and, where appropriate, makes recommendations to ensure its integrity, (ii) it monitors the efficiency of risk management and internal control systems, as well as that of internal audits if applicable, with regard to the preparation and processing of financial and accounting information, without prejudice to its independence, (iii) it issues a recommendations on the statutory auditors to be proposed for appointment at the general meeting, (iv) it monitors implementation by the statutory auditors of their mission, (v) it ensures that the statutory auditors comply with independence criteria, (vi) it approves the provision of services other than the auditing of accounts referred to in Article L.822-11-2 of the French Commercial Code, and (vii) it reports regularly to the Board on the performance of its tasks. It also reports on the outcome of the accounts auditing task, how this task contributed to the integrity of the financial information, and the role it played in that process. It immediately informs the Board about any difficulties encountered.

The Audit Committee is composed entirely of independent directors in accordance with applicable law, including the French Commercial Code, the Middlenext Code and Nasdaq Listing Rules. All members of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. In addition, at least one (1) of the directors who is independent must qualify as an “audit committee financial expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K under the U.S. Securities Act of 1933, as amended, and shall be a member of the Audit Committee as described below. A person who satisfies the definition of “audit committee financial expert” will also be presumed to have financial sophistication. In order to comply with article L.823-19 of the French Commercial Code, such person shall also have an outstanding knowledge in the field of finance, accounting and audit of accounts (compétences particulières en matière financière, comptable ou de contrôle légal des comptes).

Mr. Morris, Ms. Ndu, and Ms. Guyot-Caparros currently serve on our Audit Committee. Mr. Morris is the chairman of our Audit Committee since October 3, 2022. Our board has determined that each of Mr. Morris, Ms. Ndu, and Ms. Guyot-Caparros is independent within the meaning of the applicable listing rules and the independence requirements contemplated by Rule 10A-3 under the Exchange Act. Our Board of Directors has further determined that Mr. Morris is an “audit committee financial expert” as defined by SEC rules and regulations and that Mr. Morris qualifies as financially sophisticated under the applicable exchange listing rules.

Our Audit Committee has the following responsibilities:

•	monitoring the process of preparing the financial information and, where appropriate, make recommendations to ensure its integrity;

•

monitoring the efficiency of risk management and internal control systems, as well as that of internal audits if applicable, with regard to the preparation and processing of financial and accounting information, without prejudice to its independence;

•

issuing a recommendation on the statutory auditors to be proposed for appointment at the general meeting. This recommendation to our Board of Directors is prepared in accordance with the provisions of Article 16 of (EU) Regulation no. 537/2014; it also issues a recommendation to this body when the renewal of the mandate of the auditor(s) is considered. Except for renewal, the recommendation must be justified and contain at least two choices while stating a reasoned preference. This recommendation is prepared following a selection procedure led by our Audit Committee. The recommendations and preferences of our Audit Committee are presented at our general meeting held to determine the appointment of the statutory auditor;

•

monitoring implementation by the statutory auditors of their mission and taking account of any findings and conclusions made by the French High Council of Statutory Auditors following controls carried out pursuant to Articles L. 821-9 et seq. of the French Commercial Code;

•

ensuring that the statutory auditors comply with independence criteria; where applicable, our Audit Committee takes the required measures for application of the provisions relating to financial independence set out in Article 4 section 3 of (EU) Regulation no. 537/2014 and ensures compliance with the conditions specified in Article 6 of the same regulation;

•	approving the provision of services other than the auditing of accounts referred to in Article L. 822-11-2 of the French Commercial Code;

•

regularly reporting to our Board of Directors on the performance of its tasks. Our Audit Committee also reports on the outcome of the accounts auditing task, how this task contributed to the integrity of the financial information and the role it played in that process. Our Audit Committee immediately informs our Board of Directors about any difficulties encountered; and

•	reviewing and discussing the oversight of cybersecurity and data privacy matters.

In addition to the functions referred to above, our Board of Directors entrusts the following specific missions to our Audit Committee:

With regard to our financial statements:

•	to examine and verify our draft budgets and draft annual and interim financial statements before they are sent to the Board of Directors;

•	to examine the draft comments, announcements and financial communication concerning our financial statements; and

•	to provide a timely opinion to our administrative and financial management upon the latter’s request.

With regard to our cash flow:

•	to examine and verify our general cash flow policy (investments and loans, risk hedging tools) and our cash flow situation.

With regard to risk management:

•	to establish and oversee procedures for the treatment of complaints or submissions identifying concerns regarding accounting, internal accounting controls or auditing matters;

•	to examine the state of significant disputes;

•	to examine off-balance sheet risks and commitments;

•	to examine the relevance of risk monitoring procedures;

•	to review and oversee all related-party transactions in accordance with our internal policy; and

Our Audit Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. A copy of the charter of our Audit Committee is available on the Corporate Governance section of our website at https://www.dbv-technologies.com. During our fiscal year ended December 31, 2024, our Audit Committee held 7 meetings.

Nasdaq rules require that the Audit Committee have the specific Audit Committee responsibilities and authority necessary to comply with Rule 10A-3(b)(2), (3), (4) and (5) under the Exchange Act, which requires, among other things, that the Audit Committee have direct responsibility for the appointment, determination of compensation, retention and oversight of our auditors. However, Rule 10A-3 provides that if the laws of a company’s home country prohibit the full board of directors from delegating such responsibilities to the Audit Committee, the Audit Committee’s powers with respect to such matters may instead be advisory. As indicated above, under French law, our Audit Committee may only have an advisory role on matters requiring approval of the Board of Directors under French law and can only make recommendations to our Board of Directors on such matters. Moreover, Rule 10A-3 also provides that its Audit Committee requirements do not conflict with any laws of a company’s home country that require shareholder approval of such matters. Under French law, our shareholders must appoint, or renew the appointment of, the statutory auditors once every six fiscal years. In accordance with the applicable requirements of the French Commercial Code, we have two statutory auditors.

Our shareholders renewed Deloitte & Associés S.A, as our independent registered public accounting firm, at the 2023 Annual General Meeting, for a term of six years ending on the date of the 2029 Annual General Meeting, and KPMG S.A, as our other independent registered public accounting firms, at the 2020 Annual General Meeting for a term of six years ending on the date of the 2026 Annual General Meeting.

KPMG S.A. and Deloitte & Associés will remain our statutory auditors for purposes of complying with legal requirements and consistent with the six-year term.

Compensation Committee. Our Compensation Committee assists our Board of Directors in reviewing and making recommendations to our Board of Directors with respect to the compensation of our executive officers and directors. Mr. de Rosen, Ms. O’Neill, Mr. Soland, and Ms. Guyot-Caparros currently serve on the Compensation Committee. Ms. O’Neill is the chairperson of our Compensation Committee. The principal duties and responsibilities of our Compensation Committee include:

•

proposing all elements of the total compensation, including retirement and provident plans, supplemental retirement plans, benefits in kind, and miscellaneous equity compensation for our executive officers and executive committee members;

•

being informed by the company on a regular basis of the recruitment of the principal members of the management of the company other than the Chief Executive Officer, as well as review of the initial offer of and all subsequent changes to the elements of management’s proposed compensation;

•	providing its opinion on the company’s broad strategy in terms of compensation policies;

•	as applicable, proposing directors’ compensation to be submitted to the general shareholders’ meeting, as well as their appropriate distribution among board members;

•	providing its opinion on the principles set by us with regard to profit sharing and shareholding; and

•	providing its opinion on funds allocated to board members elected by the employees, if applicable.

Our Compensation Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. A copy of the charter of our Compensation Committee is available on the Corporate Governance section of our website at https://www.dbv-technologies.com. During our fiscal year ended December 31, 2024, our Compensation Committee held 7 meetings.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee is or has been an officer or employee of our Company. None of our executive officers currently serves, or in the past year has served, as a member of the Board of Directors or Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board) of any entity that has one or more of its executive officers serving on our Board of Directors or Compensation Committee.

Nominating and Governance Committee. The principal responsibilities of our Nominating and Governance Committee include (i) preparing proposals for the renewal, replacement or appointment of new directors, in consultation with the Chairman of our Board of Directors, (ii) providing an opinion, with the support of the Chairman of our Board of Directors, on the appointment or replacement of the Chief Executive Officer and/or the Executive Vice Presidents, as the case may be, as well as the members of the executive committee and (iii) establishing, when appropriate, with the agreement of the Chairman of our Board of Directors, a succession plan for executive corporate officers. Ms. Ferrère, Mr. Goller, Mr. Rao, and Mr. de Rosen currently serve on the Nominating and Governance Committee. Mr. Goller is the chairperson of our Nominating and Governance Committee.

Our Nominating and Governance Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. A copy of the charter of our Nominating and Governance Committee is available on the Corporate Governance section of our website at https://www.dbv-technologies.com. During our fiscal year ended December 31, 2024, our Nominating and Governance Committee held 1 meeting.

Considerations in evaluating director nominees

As set out in the charter of the Board of Directors, the Nominating and Governance Committee works with the Board of Directors to determine periodically, as appropriate, to the extent permitted or required under applicable laws, the qualifications, expertise and characteristics of the Board of Directors, including such factors as business experience and differences in professional background, education, skill, and other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on the Board of Directors. The Nominating and Governance Committee evaluates each individual in the context of the membership of the Board of Directors as a group, with the objective of having a board that can best perpetuate the success of the business and represent shareholder interests through the exercise of sound judgment using its diversity of background and experience across various areas. Each director should be an individual of high character and integrity. In determining whether to recommend a director for re-election, the Nominating and Governance Committee also considers the director’s past attendance at meetings, participation in and contributions to the activities of the Board of Directors and the Company and other relevant qualifications and characteristics.

Each director must ensure that other existing and anticipated future commitments do not materially interfere with the members’ service as a director.

Code of Ethics and Business Conduct

We have adopted a code of ethics and business conduct (the “Code of Ethics and Business Conduct”) applicable to all of our directors, officers and employees. The Code of Ethics and Business Conduct is available on the Corporate Governance section of our website at https://www.dbv-technologies.com. We expect that in the event of any amendments to this code or any waivers of its requirements to our principal executive officer, principal financial officer, principal accounting officer or any person performing similar functions any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website rather than by filing a Current Report on Form 8-K. In the case of a waiver for an executive officer or a director, the disclosure required under applicable Nasdaq listing standards also will be made available on our website.

Communications with the Board of Directors

Communications addressed to the Board or to a Board member are distributed to the Board or to any individual director or directors as appropriate. Any such communication is distributed to the director or directors named therein unless such communication is considered, either presumptively or in the reasonable judgment of the Company’s corporate secretary, to be improper for submission to the intended recipient or recipients. Examples of communications that would presumptively be deemed improper for submission include, without limitation, solicitations, communications that raise grievances that are personal to the sender, communications that relate to the pricing of the Company’s products or services, communications that do not relate directly or indirectly to the Company and communications that are frivolous in nature.

Executive sessions

Executive sessions, which are meetings of the Board at which only independent directors are present, are regularly scheduled throughout the year, typically at the time of each regular Board meeting and as frequently as the Chairman of the Board of Directors deems appropriate.

Shareholder communication with the Board of Directors

Generally, shareholders who have questions or concerns should contact our investor relations department at +1 857-529-2563 or investors@dbv-technologies.com. Any shareholders who wish to address questions directly with our Board of Directors, should direct his or her questions in writing to the Chairman of our Board of Directors at the above-mentioned email address.

Communications will be distributed to our Board of Directors, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of our Board of Directors may be excluded, such as:

•	junk mail and mass mailings;

•	resumes and other forms of job inquiries;

•	surveys; and

•	solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, in which case it will be made available to any outside director upon request.

Securities Trading Policy
We have adopted a securities trading policy (the “Securities Trading Policy”) governing the purchase, sale, and/or other dispositions of the Company’s securities by directors, officers and employees that is designed to promote compliance with insider trading laws, rules and regulations, as well as procedures designed to further the foregoing purposes. This Securities Trading Policy has been prepared on the basis of the EU Regulation and in compliance with the French Autorité des marchés financiers (“
AMF
”) Position-Recommendation
No. 2016-08
of October 26, 2016 (Guide to Permanent Information and the Management of Inside Information) and the US Regulations implemented and enforced by the U.S. Securities and Exchange Commission (“
SEC
”). This Policy also reflects best practices for dual-listed public companies. A copy of our Securities Trading Policy is filed as an exhibit to our Annual Report on Form
10-K
for our fiscal year ended December 31, 2024.
Our Securities Trading Policy prohibits our employees and directors who are insiders from engaging in “hedging” with respect to Company securities.

REPORT OF AUDIT COMMITTEE
The Audit Committee of our Board of Directors, which consists entirely of directors who meet the independence and experience requirements of Nasdaq, has furnished the following report:
The Audit Committee assists our Board of Directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by our Board of Directors, which is available on the Corporate Governance section of our website at
https://www.dbv-technologies.com.
This committee reviews and reassesses our charter annually and recommends any changes to our Board of Directors for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for recommending the appointment, compensation, retention, and oversight of the work of KPMG S.A. and Deloitte & Associés, which is ultimately determined by, respectively, the Board of Directors or the shareholders. In fulfilling its responsibilities for the Company financial statements for the fiscal year ended December 31, 2024, the Audit Committee of the Company took the following actions:

•
reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024 with management and KPMG S.A. and Deloitte & Associés, our independent registered public accounting firms;

•	discussed with KPMG S.A. and Deloitte & Associés the matters required to be discussed in accordance with Auditing Standard No. 1301— Communications with audit committees; and

•
received written disclosures and the letter from KPMG S.A. and Deloitte & Associés regarding their independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG S.A.’s and Deloitte & Associés’ communications with the Audit Committee. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and KPMG S.A. and Deloitte & Associés, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company Annual Report on Form
10-K
for the fiscal year ended December 31, 2024, for filing with the SEC.
Members of the Audit Committee of the Company.
Timothy Morris
Adora Ndu
Daniele Guyot-Caparros
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS
Below is a list of our current executive officers and their ages as of April 15, 2025. Officers are elected by our Board of Directors to hold office until their successors are elected and qualified. There is no arrangement or understanding between any executive officer and any other person pursuant to which the executive officer was selected.

Name	Age	Position
Daniel Tassé	65	Chief Executive Officer and Director
Virginie Boucinha	55	Chief Financial Officer
Dr. Pharis Mohideen	60	Chief Medical Officer
Virginie Boucinha
 has served as our Chief Financial Officer since November 2023. She oversees Finance and Information Systems at the Group level and is a member of the executive committee. She previously served as Head of Group Performance at Pierre Fabre, a pharmaceutical company, from February 2022 until August 2023. From 1991 to July 2021, Ms. Boucinha worked at Sanofi, a global healthcare and pharmaceutical company, in Finance where she held various positions in Industrial Affairs and Commercial Operations Controlling, Corporate Audit, Corporate Treasury, as well as Chief Financial Officer (Morocco, India & South East Asia). She complemented her Finance experience taking several operational roles in Commercial Operations in Sales, Marketing, and Business Excellence and led several strategic projects. She spent most of her career on international assignments and abroad. Ms. Boucinha received her Masters from the Paris School of Business.
Dr.
 Pharis Mohideen
 has served as our Chief Medical Officer since July 2019 and is responsible for continuing development efforts of our pipeline and bringing potentially innovative new treatments to patients, if approved. Dr. Mohideen is a member of our executive committee. Prior to joining us, from October 2014 to July 2019, Dr. Mohideen served as Chief Medical Officer for Millendo Therapeutics, Inc., a U.S. publicly traded biopharmaceutical company prior to its merger with Tempest Therapeutics, Inc. From June 2012 to October 2014, he served as Vice President of Clinical Development at Shionogi Inc., a Japanese publicly traded pharmaceutical company. Dr. Mohideen received his M.D., M.S. in human physiology and B.A. in biology from the University of Hawaii, as well as his M.S. in clinical investigation from Vanderbilt University.
Mr. Tassé’s biography is set forth above under “Board of Directors and Corporate Governance—Board of Directors.”
Family Relationships
There are no family relationships among any of our executive officers or directors.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth information for each of the last two completed fiscal years regarding compensation awarded to or earned by (i) our Chief Executive Officer (principal executive officer, PEO), and (ii) the two most highly compensated named executive officers other than the PEO for the year ended December 31, 2024.
For the year ended December 31, 2024, our named executive officers were:
Daniel Tassé, our Chief Executive Officer and Director;
Virginie Boucinha, our Chief Financial Officer; and
Dr. Pharis Mohideen, our Chief Medical Officer.

Name and Principal Position	Year	Salary $		Bonus $	Stock Awards (1) $	Option Awards (1) ($)		Non-Equity Incentive Plan Compensation $	All Other Compensation $		Total $
Daniel Tassé	2024	600,000		348,000	—	488,126		—	36,020	(5)	1,472,146
Chief Executive Officer and Director	2023	600,000		636,000	—	1,084,802		—	119,703	(6)	2,440,486
Virginie Boucinha (2)	2024	319,308		85,119	10,165	43,858		—	—		458,450
Chief Financial Officer	2023	49,539	(3)	—	33,693	151,398	(4)	—	—		234,630
Pharis Mohideen	2024	567,787		150,804	18,724	83,447		—	—		820,762
Chief Medical Officer	2023	540,750		222,356	62,067	288,058		—	166,293	(7)	1,279,518

(1)
The amounts reported in the “Stock Awards” and “Option Awards” columns reflect the aggregate grant date fair value of each award computed in accordance with ASC Topic 718. For information regarding the assumptions used in determining the fair value of an award, please refer to Note 12 of our Annual Report on Form
10-K
as filed with the SEC on April 11, 2025, and amended on April 28, 2025.

(2)
Amounts relating to base salary in 2023 and 2024 have been converted from euros to U.S. dollars at a rate of €1.00 = $1.0813 and €1.00 = $1.0824, which represent the average exchange rates for the year ended December 31, 2023 and December 31, 2024 respectively. Amounts relating to the bonus in 2024 have been converted from euros to U.S. dollars at a rate of €1.00 = $1.08637, which represents the ECB fixing exchange rate on March 13, 2024 (date of approval by the Board meeting of this compensation).

(3)
Ms. Boucinha joined the Company on November 6, 2023. While her base salary is €295,000, representing $318,983 converted using the average exchange rate of €1.00 = $1.0813 for the year ended December 31, 2023, she only received a total of $49,539 for the duration of her employment in 2023. She did not receive any bonus for 2023.

(4)	This value was previously reported as $151,395 due to administrative error.
(5)	Includes $36,020 in tax gross-up payments or reimbursements.
(6)	Includes $50,750 in Company contributions to benefit plans, $37,457 in life insurance premiums, $30,512 in tax gross-up payments or reimbursements, and $984 in commuting expenses.
(7)	Includes $45,643 in Company contributions to benefit plans, $38,897 in life insurance premiums, and $81,753 in commuting expenses.

Outstanding Equity Awards at Fiscal Year End 2024

		Option Awards (1)						Stock Awards (1)
Name	Grant Date	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable		Option exercise price (2)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested (3)
Daniel Tassé	11/29/18	350,000	(4)	—		30.02	€11/29/28	—	—
	05/24/19	150,000	(4)	—		16.99	€05/24/29	—	—
	11/24/20	274,000		—		4.16	€11/24/30	—	—
	11/22/21	205,000		68,500		5.87	€11/22/31	—	—
	11/21/22	382,193		382,193		3.00	€11/21/32	—	—
	11/20/23	202,418		607,254		2.00	€11/20/33	—	—
	12/04/24	813,200				0.85	€12/04/34	—	—
Virginie Boucinha	11/20/23	28,250		84,750		2.00	€11/20/33	14,250	$9,326.7
	11/21/24	—		113,000		0.71	€11/21/34	19,000	$12,435.6
Pharis Mohideen	07/22/19	—		75,000	(4)	17.90	€07/22/29	—	—
	11/24/20	95,400		—		4.16	€11/24/30	—	—
	11/22/21	71,550		23,850		5.87	€11/22/31	2,177	$1424.9
	07/29/22	62,500		37,500		4.72	€07/29/32	3,750	$2454.4
	11/21/22	57,500		57,500		3.00	€11/21/32	8,750	$—
	11/20/23	53,750		161,250		2.00	€11/20/33	26,250	$17,180.8
	11/21/24	215,000				0.71	€11/21/34	35,000	$22,907.7

(1)
The staggered vesting for the stock and option awards until November 2022 is as follows: 25% of the shares subject to each option vest 12 months after grant, with the remaining shares vesting in six equal semi-annual installments thereafter, subject to each option holder’s continued service through each such vesting date. As of November 2022, the staggered vesting of stock and option awards has changed, with a
4-year
grant, and 25% vested each year.

(2)	Exercise prices, grant date share fair values and fair value per equity instruments are provided in euros, as the Company is incorporated in France and the euro is the currency used for the grants.
(3)
Determined by reference to €0.63, the closing price per Ordinary Share on Euronext Paris on December 31, 2024, and an applicable exchange rate of €1.00 = $1.0389, which represents the exchange rate as of December 31, 2024.

(4)	The vesting of these options is not similar to the vesting described in footnote (1), but subject to the achievement of clinical development-related performance conditions.
Narrative disclosure to summary compensation table
Compensation philosophy and strategy of our employees and named executive officers
At DBV we have a competitive and innovative way to reward our employees. Our reward system builds on the foundations of our company culture, what we refer to as the 4C’s – Courage, Curiosity, Collaboration and Credibility. We incentivize our employees for value creation and align our activities to the benefits of our stakeholders: patients, shareholders and broad society.
As we navigate a competitive market environment, we benchmark against similarly sized U.S. and French biopharmaceutical companies to offer the best possible compensation elements to meet our goals. We refer to this approach as total rewards. Moreover, we not only use competitive financial rewards but also prioritize internal talent development as foundational to our future success. Our total rewards strive to ensure we are and remain attractive to current and prospective talent in the biopharmaceutical market. We foster a culture of performance to reward contribution to the company’s achievements, as well as behaviors that reflect our culture, our 4C’s (the “Total Rewards Policy”).

Our Total Rewards Policy, reviewed annually, consists of:

•	base salary, pegged to local compensation market;

•	annual incentive, paid in cash, subject to Company and individual achievement against annual corporate objectives;

•	long-term incentive, using a mix of restricted share units and stock options;

•	benefits, aligned with local market practices; and

•	talent management and development programs and opportunities, supporting our talent’s professional development.
The overall objectives of the compensation policies and programs of our executive officers are to:

•	attract, retain and motivate superior executive talent;

•	provide incentives that reward the achievement of performance goals that directly correlate to the enhancement of stockholder value, as well as to facilitate executive retention;

•	align our executives’ interests with those of our stockholders;

•	link pay to company performance; and

•
offer pay opportunities that are competitive with the biopharmaceutical market in which we compete in order to recruit and retain top talent, while maintaining reasonable cost and dilution to our shareholders.

In establishing specific compensation levels for our executive officers, we consider benchmarking information provided from our independent compensation consultant.
Our executive compensation program generally consists of, and is intended to strike a balance among, the following three principal components: base salary, annual performance-based incentives and long-term incentive compensation. Our compensation philosophy with respect to these elements is as follows:

•	Base salary (fixed cash) :

•
Base salary reflects level of expertise and competencies. It is aligned and competitive with local and country standards. Salary increases are managed annually, based on merit budget envelopes. Merit increase aims at rewarding our employees for the execution of their mission, specified in their job description.

•	Annual incentive :

•
All employees are eligible for an annual incentive plan rewarding personal contribution towards Company and individual goals, as well as how they are delivered. As such, our annual performance management process encompasses assessment of behavioral competencies tied to our 4C’s. Targets are expressed in percentage of based salary and benchmarked with industry local market practices and peers.

•
For 2024, the Board of Directors, on the recommendation of the Compensation Committee, determined that our Company had achieved 58% of the corporate objectives established by the Board. See Annex D for further information about our 2024 corporate objectives.

•	Long-term incentives (at-risk equity) :

•
Value in the biotechnology industry is often created over a few years. We seek to align employee’s compensation with long term company value creation. We believe that our ability to grant equity awards is a credible and effective compensation tool.

•	Equity incentives aim at attracting and retaining talent at all levels of the organization by providing an extra layer of incentives to employees and promoting our growth as a collective achievement.

•
Includes a mix of Stock-Options (“SOs”) and RSUs in line with market practice in some comparable US peer companies. The size of the award is a percentage of the capital share outstanding (CSO) which may vary depending on where the role is based.

•
Annual equity opportunities are generally reviewed and determined annually or as appropriate during the year for new hires, promotions, or other special circumstances, such as to encourage retention, or as an incentive for significant achievement. Individual grants are determined based on a number of factors, including current corporate and individual performance, outstanding equity holdings and their retention value and total ownership, historical value of our stock, internal equity among executives and market data provided by our independent compensation consultant.

•
We focus on time-vesting awards. Time based vesting allows for retention that is aligned to the biotechnology industry’s longer time horizon for value creation and is competitive with market practices. Further, our focus on time-vesting awards allows us to most optimally allocate our resources by enabling us to shift resources towards the most promising opportunities for shareholder value creation.

The Compensation Committee aims to structure a significant portion of the named executive officers’ total target compensation to be comprised of performance-based bonus opportunities and LTIs, in order to align the named executive officers’ incentives with the interests of our stockholders and our corporate objectives. In evaluating our executive compensation policies and programs, as well as the short-term and long-term value of our executive compensation plans, we consider both the performance and skills of each of our executives, as well as the compensation paid to executives at similar companies with similar responsibilities. We focus on providing a competitive compensation package which provides significant short- term and long-term incentives for the achievement of measurable corporate objectives. We believe this approach provides an appropriate blend of short-term and long-term incentives to maximize stockholder value.
Chief Executive Officer compensation
Please refer to Annex B for information regarding Chief Executive Officer compensation.
Claw back policy
As a public company, if we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws as a result of misconduct, the Chief Executive Officer and Chief Financial Officer may be legally required to reimburse the Company for any bonus or other incentive- based or equity-based compensation they receive in accordance with the provisions of section 304 of the Sarbanes-Oxley Act of 2002, as amended. Additionally, we have implemented a Dodd-FrankAct-compliant clawback policy, as required by SEC rules.
This new provision of the compensation policy for the Chief Executive Officer was approved by a decision of the Board of Directors on November 20, 2023, in accordance with the Nasdaq rules, which required this provision to be adopted December 1, 2023, at the latest.
Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information
From time to time, the Company grants stock options to its employees, including the named executive officers. Historically, the Company has granted new-hire option awards on or soon after a new hire’s employment start date and annual employee option grants in the last quarter of each fiscal year, which grants are typically approved at the regularly scheduled meeting of the Compensation Committee occurring in such quarter. The Company’s typical practice is to grant annual employee stock options on the same day in which the options are approved. The Company does not otherwise maintain any written policies on the timing of awards of stock options, stock appreciation rights, or similar instruments with option-like features. Because the Compensation Committee has a practice of generally granting stock options within the last quarter of the fiscal year, the Compensation Committee generally does not take material non-public information (“MNPI”) into account when determining the timing of awards and it does not seek to time the award of stock options in relation to the Company’s public disclosure of MNPI. The Company has not timed the release of MNPI for the purpose of affecting the value of executive compensation.
Executive
Compensation Arrangements
For a discussion of our employment arrangements with our executive officers, see “Certain Relationships And Related Person Transactions—Related-Party Transactions—Agreements with Our Directors and Executive Officers.” Except as disclosed therein, there are no arrangements or understanding between us and any of our other executive officers providing for benefits upon termination of their employment, other than as required by applicable law.
French Law requirements related to corporate officers’ compensation
Ex-ante
and
ex-post
votes of the Annual General Meeting
French laws applicable to our Company require that all type of compensation granted to certain corporate officers be presented and approved by the shareholders at our Annual General Meeting, on one hand for the compensation policy applicable to these corporate officers for the coming year
(ex-ante
vote) and on the other hand the compensation that was granted to these named executive officers for the past year
(ex-post
vote).
Decision making process for the determination of the corporate officers’ compensation policy
The determination, review and implementation of the compensation policy for each of the corporate officers (Chairman of the Board, directors, chief executive officers, deputy chief executive officers, if any) is carried out by the Board on the recommendation of the Compensation Committee.
The Compensation Committee and the Board of Directors systematically meet in the absence of the Chief Executive Officer and the management team to discuss the establishment of the compensation policy for corporate officers. When the Board decides on a compensation component or a commitment in favor of the Chairman of the Board or the Chief Executive Officer, the interested party may not take part in the deliberations or vote on the component or commitment concerned.
Such compensation policy is submitted to the vote of our Annual General Meeting
(ex-ante
vote). No compensation component, of any nature whatsoever, may be determined, allocated or paid by our Company, nor any commitment made by our Company if it is not in accordance with the approved compensation policy.
In the event of a change in governance, the compensation policy will be applied to the Company’s new corporate officers, with necessary adjustments where applicable.
Compensation policy principles and objectives
When setting the compensation policy, the Compensation Committee and the Board of Directors ensure that it complies with the Company’s corporate interests, contributes to its long-term viability and is in line with its business strategy, notably through variable remuneration targets and, where applicable, performance conditions. The Compensation Committee and the Board of Directors seek to ensure consistency with market and industry practices, in order to ensure (i) competitive levels of remuneration, (ii) a close link between the Company’s performance and the remuneration of its officers, and in particular the maintenance of a balance between short- term and medium/long-term performance, and (iii) compliance with the principles of the Middlenext Code on which the level and terms of the officers remunerations are based.
The governance standards taken into account by the Board of Directors in determining the total compensation of corporate officers are those set out in recommendation R16 of the Middlenext Code:

•
Completeness: each company is free to determine the components of executive directors’ compensation. Disclosure of executive directors’ compensation to shareholders must be exhaustive: fixed portion, variable portion (bonus), stock options, free shares, compensation for Board member duties, exceptional compensation, retirement conditions and special benefits, other... In the case of variable compensation, the assessment of performance takes into account quantitative criteria— financial and non-financial—as
well as qualitative criteria;

•	Balance between remuneration components: each component of remuneration must be justified and in the Company’s interest;

•
Benchmark: as far as possible, remuneration should be assessed in the context of a business line and the reference market, and be proportionate to the Company’s situation, while taking care to avoid inflationary effects;

•	Consistency: the remuneration of executive directors must be consistent with that of the Company’s other directors and employees;

•
Rules must be simple and transparent. The performance criteria used to establish the variable portion of compensation or, where applicable, for the granting of stock options or free shares, must be linked to the Company’s performance, correspond to its objectives, be demanding, explainable and, as far as possible, sustainable. They must be detailed, without however calling into question the confidentiality that may be justified for certain elements;

•
Measure: the determination of remuneration and the granting of stock options or free shares must strike a fair balance, taking into account the company’s general interest, market practices and the performance of senior executives;

•
Transparency: in accordance with the law, companies whose shares are listed on a regulated market must publish all the components of executive compensation in their corporate governance report. In the case of variable compensation, the weighting of the various criteria is communicated to shareholders.

The Compensation Committee and the Board of Directors also take into account the votes cast at previous Annual General Meetings on the remuneration policy for corporate officers.
In accordance with French rules, shareholders at the Annual General Meeting of June 11, 2025 will be asked to approve the Chief Executive Officer, Chairman and directors’ compensation policy for 2025.
The proposed compensation policy of the Chief Executive Officer, the named executive officers, the Chairman and the directors for 2025 is described in our annual corporate governance report in chapter 3.4 of our 2024 Universal Registration Document. For reference, an English translation of our proposed compensation policy is set forth in Annex B to this proxy statement.
Ex post vote
The Annual General Meeting must decide each year on the remuneration awarded or paid during the financial year to the corporate officers. This
“ex-post”
vote concerns two sets of resolutions, one concerning all corporate officers (Chief Executive Officer, Chairman and directors), the others concerning only some of them (Chief Executive Officer and Chairman).

With regard to the vote on the information concerning all corporate officers, and in the event that the proposed resolution is rejected, the Board of Directors must convene a meeting and submit a revised remuneration policy for approval at the next Annual General Meeting; the payment of sums allocated for the current financial year to the directors as remuneration for their activity is suspended until this approval. A further negative vote on the resolution on the new remuneration policy will result in a permanent ban on the payment of the suspended remuneration.
With regard to the vote on the fixed, variable, and exceptional components of the total compensation and benefits of any kind paid or granted during the past financial year to the Chairman of the Board of Directors and the Chief Executive Officer, and if the proposed resolution is rejected by the general meeting, the remuneration components remain in place, but the variable and exceptional remuneration components may not be paid to the said corporate officer.
In accordance with French rules, the Annual General Meeting of June 11, 2025, will be asked to approve the Chief Executive Officer, Chairman and directors’ compensations for 2025.
A description of our Chief Executive Officer, Chairman and directors’ compensations for 2025 is included in Annex C to this proxy statement.
US requirements related to named executive officers compensation
In accordance with US regulations, the 2025 Annual General Meeting will be asked to issue an advisory opinion on the 2025 compensation policy applicable to the corporate officers and members of the Comex qualified as “named executive officers” (“NEO”) within the meaning of US regulations.
Pay vs. Performance
The amounts set forth below under the headings “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to
Non-PEO
NEOs” have been calculated in a manner consistent with Item 402(v) of Regulation
S-K.
Use of the term “compensation actually paid” (“CAP”) is required by the SEC’s rules and as a result of the calculation methodology required by the SEC, such amounts differ from compensation actually received by the individuals and the compensation decisions described in the “Executive Compensation” section of this proxy filing. The information provided below was not considered by the Compensation Committee in structuring or determining compensation for our NEOs.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO NEOs (3)	Average Compensation Actually Paid to Non-PEO NEOs (4)	Total Shareholder Return	Net Income
2024	$1,472,146	($656,084)	$639,606	$271,330	$19.31	($113,918,000)
2023 (5)	$2,440,486	$978,122	$631,145	$391,144	$59.55	($72,710,000)
2022	$2,787,640	$2,948,035	$789,218	$905,323	$95.63	($96,274,000)

(1)
The dollar amounts reported in this column are the amounts of total compensation reported for Daniel Tasse (our Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation—Summary Compensation Table.”

(2)
The dollar amounts reported in this column represent the amount of CAP to Daniel Tasse, as computed in accordance with Item 402(v) of Regulation
S-K.
The dollar amounts do not reflect the actual amount of compensation earned by or paid to Daniel Tasse during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments summarized in the table below were made to Daniel Tasse’s total compensation for each year to determine the compensation actually paid:

Year	Fair Value at Fiscal Year End of Outstanding and Unvested Equity Awards Granted in the Fiscal Year	Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	Fair Value at Vesting of Equity Awards Granted and Vested in the Fiscal Year	Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year	Fair Value as of the Prior Fiscal Year End Of Equity Awards Granted in Prior Fiscal Years That Failed to Meet Vesting Conditions in the Year	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Reflected in Total Compensation	Total Equity Award Adjustments
2024	$412,578	($1,458,802)	$0	($593,879)	$0	$0	($1,640,104)
2023	$1,289,764	($1,363,237)	$0	($304,108)	$0	$0	($377,581)
2022	$1,994,291	($51,754)	$0	($64,306)	$0	$0	($1,878,230)

(3)
The dollar amounts reported in column (c) represent the average of the amounts reported for the NEOs as a group (excluding our PEO) in the “Total” column of the Summary Compensation Table in each applicable year. The NEOs (excluding our PEO) included for purposes of calculating the average amounts in 2022 and 2021 are Pharis Mohideen. The NEOs (excluding our PEO) included for purposes of calculating the average amounts in 2023 are Virginie Boucinha and Pharis Mohideen.

(4)
“The dollar amounts reported in column (d) represent the average amount of CAP to the NEOs as a group (excluding our PEO), as computed in accordance with Item 402(v) of Regulation
S-K.
The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding our PEO) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation
S-K,
the following adjustments were made to average total compensation for the NEOs as a group (excluding our PEO) for each year to determine the CAP:

Year	Fair Value at Fiscal Year End of Outstanding and Unvested Equity Awards Granted in the Fiscal Year	Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	Fair Value at Vesting of Equity Awards Granted and Vested in the Fiscal Year	Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year	Fair Value as of the Prior Fiscal Year End Of Equity Awards Granted in Prior Fiscal Years that Failed to Meet Vesting Conditions in the Year	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Reflected in Total Compensation	Total Equity Award Adjustments
2024	$100,353	($281,374)	$0	($109,158)	$0	$0	($290,179)
2023	$210,150	($118,195)	$0	($29,431)	($112,455)	$0	($49,930)
2022	$418,543	($22,770)	$0	($20,593)	$0	$0	$375,180

(5)
As noted above in the Summary Compensation Table, the value of the 2023 Option Awards paid to our Chief Financial Officer, Virginie Boucinha, was updated from $151,395 to $151,398 due to administrative error in the amount reported last year. The 2023 values reflected here have been updated accordingly.

The below charts
present
the CAP over the three-year period ended December 31, 2024, against trends in the Company’s total shareholder return (“TSR”) and net income results over the same period.

Limitations on liability and indemnification matters
Under French law, provisions of
by-laws
that limit the liability of directors are prohibited. However, French law allows sociétés anonymes to contract for and maintain liability insurance against civil liabilities incurred by any of their directors and officers involved in a third-party action, provided that they acted in good faith and within their capacities as directors or officers of the company. Criminal liability cannot be indemnified under French law, whether directly by the company or through liability insurance.
We maintain liability insurance for our directors and officers, including insurance against liability under the Securities Act and we intend to enter into agreements with our directors and executive officers to provide contractual indemnification. With certain exceptions and subject to limitations on indemnification under French law, these agreements will provide for indemnification for damages and expenses including, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding arising out of his or her actions in that capacity. We believe that this insurance and these agreements are necessary to attract qualified directors and executive officers.
These agreements may discourage shareholders from bringing a lawsuit against our directors and executive officers for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against directors and executive officers, even though such an action, if successful, might otherwise benefit us and our shareholders. Furthermore, a shareholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these insurance agreements.
Certain of our
non-employee
directors may, through their relationships with their employers or partnerships, be insured against certain liabilities in their capacity as members of our Board of Directors.
Equity compensation plan information
Shares authorized for delivery under equity compensation plans—
The following table provides information about our Ordinary Shares that may be issued (or transferred) under our equity compensation plans at December 31, 2024:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights (1)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)
	(a)	(b)	(c)
Equity compensation plans approved by Security holders:
Non-Employee Warrants (BSA)	244,693	€24.08	—
Stock options (OSA)	2,496,803	€33.99	4,633,062
Restricted Stock Units	2,883,082	N/A	876,250
Equity compensation plans not approved by security holders:
None

(1)	Exercise prices, grant date share fair values and fair value per equity instruments are provided in Euros, as the Company is incorporated in France and the Euro is the currency used for the grants.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of Ordinary Shares as of April 15, 2025, for:

•	each beneficial owner of more than 5% of our Ordinary Shares;

•	each of our named executive officers and directors; and

•	all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. In computing the number of Ordinary Shares beneficially owned by a person and the percentage ownership of that person, Ordinary Shares subject to options, warrants, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 15, 2025, are considered outstanding. These Ordinary Shares, however, are not included in the computation of the percentage of ownership of any other person. Applicable percentage ownership is based on 136,948,872 Ordinary Shares outstanding plus 73,981,125 shares exercisable upon exercise of warrants and pre-funded warrants as of June 14, 2025.

Unless otherwise indicated, the address for each of the shareholders listed in the table below is c/o DBV Technologies S.A., 107 avenue de la République 92320 Châtillon, France.

	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Shareholders
Entities affiliated with Baker Bros. Advisors LP (1)	23,468,163	17.14%
Entities affiliated with Bpifrance Participations S.A. (2)	17,455,376	12.16%
Entities affiliated with Suvretta (3)	15,176,304	9.99%
Entities affiliated with Vivo Opportunity Fund (4)	14,614,449	9.99%
Entities affiliated with MPM BioImpact LLC (5)	14,614,449	9.99%
Adage Capital Partners, L.P. (6)	14,614,449	9.99%
Janus (7)	14,614,449	9.99%
Octagon Opportunities Fund II LP. (8)	13,997,797	9.60%
Entities affiliated with VR Advisor, LLC (9)	9,654,655	7.03%
Citadel CEMF Investments Ltd. (10)	9,158,677	6.41%

Named Executive Officers, Directors and Director Nominees
Daniel Tassé (11)	1,361,693	*
Virginie Boucinha(12)	34,500	*
Pharis Mohideen (13)	441,533	*
Michel de Rosen (14)	39,407	*
Maïlys Ferrère	—	—
Michael J. Goller (15)	21,500
Daniele Guyot-Caparros	—	—
Timothy E. Morris (16)	18,837	*
Adora Ndu (17)	8,662	*
Julie O’Neill (18)	16,000	*
Ravi M. Rao (19)	6,837	*
Daniel B. Soland (20)	48,337	*
All current directors and current executive officers as a group (12 persons) (21)	1,997,306	1.44%

*	Represents beneficial ownership of less than 1% of our outstanding Ordinary Shares.
(1)

Based in part on information provided in the Schedule 13D/A filed by Baker Bros. Advisors LP on March 27, 2025 and other information provided to the Issuer. Consists of (a) 2,185,234 ordinary shares (including 120,036 ADSs representing 600,180 ordinary shares) held by 667, L.P. (“667”) and (b) 21,282,929 ordinary shares (including 1,341,389 ADSs representing 6,706,945 ordinary shares) held by Baker Brothers Life Sciences, L.P (“Baker Life Sciences” and together with 667, the “Baker Funds”). In addition, (a) 667 has (i) 1,383,352 pre-funded warrants exercisable into 1,383,352 ordinary shares, (ii) 2,299,656 First Pre-Funded Warrants exercisable into 2,299,656 First PFW Shares, and (iii) 2,299,656 BS Warrants exercisable into 2,299,656 Second Pre-Funded Warrants, that are exercisable into 4,024,398 Second PFW Shares and (b) Baker Life Sciences has (i) 11,732,979 pre-funded warrants exercisable into 11,732,979 ordinary shares, (ii) 25,005,240 First Pre-Funded Warrants exercisable into 25,005,240 First PFW Shares, and (iii) 25,005,240 BS Warrants exercisable into 25,005,240 Second Pre-Funded Warrants, that are exercisable into 43,759,170 Second PFW Shares (together, the “Baker Warrants”). The Baker Warrants are subject to the Beneficial Ownership Limitation, and the amounts and percentages in the table give effect to the Beneficial Ownership Limitation, reflecting no shares issuable upon exercise of the Baker Warrants. Baker Bros. Advisors LP (the “Adviser”) serves as the investment adviser to the Baker Funds. In connection with the services provided by the Adviser, the Adviser receives an asset-based management fee that does not confer any pecuniary interest in the securities held by the Baker Funds. Baker Bros. Advisors (GP) LLC (the “Adviser GP”) is the Adviser’s sole general partner. Julian C. Baker and Felix J. Baker are managing members of the Adviser GP. The Adviser has complete and unlimited discretion and authority with respect to the investment and voting power of the securities held by the Funds. The general partners of the Baker Funds relinquished to the Adviser all discretion and authority with respect to the investment and voting power of the securities held by the Baker Funds. Julian C. Baker, Felix J. Baker, the Adviser GP and the Adviser disclaim beneficial ownership of the securities held directly by the Baker Funds except to the extent of their pecuniary interest therein. Michael Goller, a full-time employee of the Adviser currently serves on DBV’s Board of directors as a representative of the Baker Funds. The policy of the Baker Funds and the Adviser does not permit full-time employees of the Adviser to receive compensation for serving as directors of any issuer, and the Baker Funds are instead entitled to the pecuniary interest in the Baker Warrants. Michael Goller has no voting power, dispositive power or pecuniary interest in the Baker Warrants. Other than through their control of the Adviser, Felix J. Baker and Julian C. Baker have neither voting nor dispositive power and have no direct pecuniary interest in the Baker Warrants held by Michael Goller. The Baker Funds are instead entitled to the pecuniary interest in the Baker Warrants held by Michael Goller. The Adviser has voting and investment power over the Baker Warrants held by Michael Goller. The address for each of these entities is 860 Washington Street, 3rd Floor, New York, New York 10014.

(2)

Based in part, on information provided in Schedule 13D/A filed jointly by (i) Bpifrance Participations S.A., a société anonyme incorporated under the laws of the Republic of France (“BpiP”), (ii) Innobio FPCI, a fonds professionnel de capital investissement (“Innobio”), (iii) Bpifrance Investissement S.A.S., a French management company (société de gestion) (“BpiI”), (iv) the Caisse des Dépôts, a French special public entity (établissement spécial) (“CDC”), (v) EPIC Bpifrance, a French public institution of industrial and commercial nature (“EPIC”), and (vi) Bpifrance S.A. (“BPI”), a société anonyme incorporated under the laws of the Republic of France, on April 7, 2025. Consists of (i) 10,672,462 ordinary shares held by BPIp, (ii) 6,556,781 ABSA Warrant Shares issuable upon exercise of 3,746,732 ABSA Warrants held by BPIp, and (iii) 226,133 ordinary shares held by Innobio. BpiI may be deemed to be the beneficial owner of the 226,133 ordinary shares held by Innobio, through its management of Innobio. BPI may be deemed to be the beneficial owner of all of these securities, indirectly through its sole ownership of BPIp, which is the parent company of BpiI. CDC and EPIC Bpifrance may be deemed to be the beneficial owners of all of these securities indirectly through their joint ownership and control of BPI. The principal address for CDC is 56, rue de Lille, 75007 Paris, France. The principal address for Innobio, BpiI, EPIC Bpifrance and BPI is 27-31, avenue du Général Leclerc, 94710 Maisons-Alfort Cedex, France. The principal address for BPIp is 6/8 boulevard Haussmann, 75009 Paris, France.

(3)

Based in part, on information provided in Schedule 13G filed on April 11, 2025. Consists of (a) 185,020 ordinary shares held by Averill Master Fund, Ltd. (“Averill Master Fund”), (b) 25,201 ordinary shares held by Averill Madison Master Fund, Ltd. (“Averill Madison Fund” and, together with Averill Master Fund, the “Averill Funds”), (c) 18,157,252 First PFW Shares issuable upon the exercise of the 18,157,252 First Pre-Funded Warrants held by Averill Master Fund, (ii) 2,429,200 First PFW Shares issuable upon the exercise of the 2,429,200 First Pre-Funded Warrants held by Averill Madison Master Fund, (d) 31,775,191 Second PFW Shares issuable upon the exercise of the 18,157,252 Second Pre-Funded Warrants held by Averill Master Fund and (iv) 4,251,100 Second PFW Shares issuable upon the exercise of the 2,429,200 Second Pre-Funded Warrants held by Averill Madison Master Fund. The First Pre-Funded Warrants and Second Pre-Funded Warrants are subject to the Beneficial Ownership Limitation, and the amounts and percentages in the table give effect to the Beneficial Ownership Limitation, reflecting an aggregate of 14,966,083 shares issuable upon exercise of the First Pre-Funded Warrants and Second Pre-Funded Warrants. Suvretta Capital Management, LLC is the investment manager of the Averill Funds. Aaron Cowen is a control person of Suvretta Capital Management, LLC and as such may be deemed to beneficially own these shares. Mr. Cowen disclaims beneficial ownership of all ordinary shares held by the Averill Funds, other than, to the extent of any pecuniary interest therein. The principal address of the Averill Funds, Suvretta Capital Management, LLC and Mr. Cowen is 540 Madison Avenue, 7th Floor, New York, NY 10022.
(4)

Based in part, on information provided in Schedule 13G filed jointly by Vivo Opportunity Fund Holdings, L.P, Vivo Opportunity, LLC, Vivo Opportunity Cayman Fund, L.P and Vivo Opportunity Cayman, LLC on April 8, 2025. Consists of (i) 4,672,520 ordinary shares, (ii) 8,176,910 ABSA Warrant Shares issuable upon exercise of 4,672,520 ABSA Warrants, (iii) 2,730,560 First PFW Shares issuable upon exercise of 2,730,560 First Pre-Funded Warrants, and (iv) 4,778,480 Second PFW Shares issuable upon the exercise of the 2,730,560 Second Pre-Funded Warrants underlying the 2,730,560 BS Warrants held by Vivo Opportunity Fund Holdings, L.P. and (v) 600,012 Ordinary Shares, (v) 1,050,021 ABSA Warrant Shares issuable upon exercise of 600,012 ABSA Warrants, (vii) 350,640 First PFW Shares issuable upon exercise of 350,640 First Pre-Funded Warrants, and (viii) 613,620 Second PFW Shares issuable upon the exercise of the 350,640 Second Pre-Funded Warrants underlying the 350,640 BS Warrants, held by Vivo Opportunity Cayman Fund, L.P.. The Pre-Funded Warrants are subject to the Beneficial Ownership Limitation, and the amounts and percentages in the table give effect to the Beneficial Ownership Limitation, reflecting an aggregate of 114,986 shares issuable upon exercise of the Pre-Funded Warrants held by Vivo Opportunity Fund Holdings and Vivo Opportunity Cayman Fund, L.P. Vivo Opportunity, LLC is the general partner of Vivo Opportunity Fund Holdings, L.P. and Vivo Opportunity Cayman, LLC is the general partner of Vivo Opportunity Cayman Fund, L.P. Vivo Opportunity, LLC and Vivo Opportunity Cayman, LLC may be deemed to share voting, investment and dispositive power over the shares held by the Vivo Funds. The principal business address of the Vivo Funds, Vivo Opportunity, LLC and Vivo Opportunity Cayman, LLC is 192 Lytton Avenue, Palo Alto, California 94301.

(5)

Based on information provided to the Issuer. Consists of (a) 1,835,344 ordinary shares held by BioImpact Equities Fund, LP (“BioImpact Equities Fund”), (b) 725,484 ordinary shares held by GTM Capital Healthcare Fund, L.P. (“GTM Fund”), (c) 1,252,216 ordinary shares held by MPM BioImpact Innovations Equities Master, LP (“MPM Innovations Fund”), (d) 495,712 ordinary shares held by BioImpact Equities Master Fund, LP (“BioImpact Master Fund”), (e) 773,796 ordinary shares held by Oncology Impact Fund 2, L.P. (“Oncology Impact Fund”), and (f) 189,980 ordinary shares held by New Technologies and Virology Fund, L.P. (“NTV Fund” and, together with BioImpact Equities Fund, GTM Fund, MPM Innovations Fund, BioImpact Master Fund and Oncology Impact Fund, the “MPM Funds”). In addition, (a) BioImpact Equities Fund has (i) 1,835,344 ABSA Warrants exercisable into 3,211,852 Warrant Shares, (ii) 3,518,816 First Pre-Funded Warrants exercisable into 3,518,816 First PFW Shares, and (iii) 3,518,816 BS Warrants exercisable into 3,518,816 Second Pre-Funded Warrants, that are exercisable into 6,157,928 Second PFW Shares, (b) GTM Fund has (i) 725,484 ABSA Warrants exercisable into 1,269,597 ABSA Warrant Shares, (ii) 1,390,936 First Pre-Funded Warrants exercisable into 1,390,936 First PFW Shares, and (iii) 1,390,936 BS Warrants exercisable into 1,390,936 Second Pre-Funded Warrants, that are exercisable into 2,434,138 Second PFW Shares, (c) MPM Innovations Fund has (i) 1,252,216 ABSA Warrants exercisable into 2,191,378 ABSA Warrant Shares, (ii) 2,400,816 First Pre-Funded Warrants exercisable into 2,400,816 First PFW Shares, and (iii) 2,400,816 BS Warrants exercisable into 2,400,816 Second Pre-Funded Warrants, that are exercisable into 4,201,428 Second PFW Shares, (d) BioImpact Master Fund has (i) 495,712 ABSA Warrants exercisable into 867,496 ABSA Warrant Shares, (ii) 950,408 First Pre-Funded Warrants exercisable into 950,408 First PFW Shares, and (iii) 950,408 BS Warrants exercisable into 950,408 Second Pre-Funded Warrants, that are exercisable into 1,663,214 Second PFW Shares, (e) Oncology Impact Fund has (i) 773,796 ABSA Warrants exercisable into 1,354,143 ABSA Warrant Shares, (ii) 1,483,564 First Pre-Funded Warrants exercisable into 1,483,564 First PFW Shares, and (iii) 1,483,564 BS Warrants exercisable into 1,483,564 Second Pre-Funded Warrants, that are exercisable into 2,596,237 Second PFW Shares, and (f) NTV Fund has (i) 189,980 ABSA Warrants exercisable into 332,465 ABSA Warrant Shares, (ii) 364,240 First Pre-Funded Warrants exercisable into 364,240 First PFW Shares, and (iii) 364,240 BS Warrants exercisable into 364,240 Second Pre-Funded Warrants, that are exercisable into 637,420 Second PFW Shares. The Pre-Funded Warrants are subject to the Beneficial Ownership Limitation, and the amounts and percentages in the table give effect to the Beneficial Ownership Limitation, reflecting an aggregate of 114,986 shares issuable upon exercise of the First Pre-Funded Warrants and Second Pre-funded Warrants. MPM BioImpact LLC serves as the investment adviser to the MPM Funds. Christiana Bardon is a control person of the MPM Funds and as such may be deemed to beneficially own these shares. Ms. Bardon disclaims beneficial ownership of all ordinary shares held by the MPM Funds, other than, to the extent of any pecuniary interest therein. The principal address of the MPM Funds, MPM BioImpact LLC and Ms. Bardon is 399 Boylston Street, Suite 1100, Boston, MA 02116.
(6)

Based on information provided to the Issuer. Consists of (a) 5,272,532 ordinary shares, (b) 9,226,931 ABSA Warrant Shares issuable upon exercise of 5,272,532 ABSA Warrants, (c) 4,962,164 First PFW Shares issuable upon the exercise of 4,962,164 First Pre-Funded Warrants, (d) 8,683,787 Second PFW Shares issuable upon the exercise of the 4,962,164 Second Pre-Funded Warrants underlying the 4,962,164 BS Warrants held by Adage Capital Partners, L.P. (“Adage”). The Pre-Funded Warrants are subject to the Beneficial Ownership Limitation, and the amounts and percentages in the table give effect to the Beneficial Ownership Limitation, reflecting an aggregate of 114,986 shares issuable upon exercise of the First Pre-Funded Warrants and Second Pre-funded Warrants. Bob Atchinson and Phillip Gross are the managing members of Adage Capital Advisors, L.L.C., which is the managing member of Adage Capital Partners GP, L.L.C., which is the general partner of Adage, and each such person or entity, as the case may be, has shared voting and/or investment power over the securities held by Adage Capital Partners, LP and may be deemed the beneficial owner of such shares, and each such person or entity, as the case may be, disclaims beneficial ownership of such securities except to the extent of their respective pecuniary interest therein. The principal address of Adage, Mr. Atchinson , Mr. Gross, Adage Capital Advisors, L.L.C., and Adage Capital Partners GP, L.L.C. is 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02116.

(7)

Based on information provided to the Issuer. Consists of (a) 4,666,192 ordinary shares held by Janus Henderson Biotech Innovation Master Fund Limited (“Janus Master Fund”), (b) 8,165,836 ABSA Warrant Shares held by Janus Master Fund issuable upon exercise of 4,666,192 ABSA Warrants, (c) 4,391,516 First Pre-Funded Warrants held by Janus Master Fund exercisable into 4,391,516 First PFW Shares, (d) 4,391,516 BS Warrants held by Janus Master Fund exercisable into 4,391,516 Second Pre-Funded Warrants, that are exercisable into 7,685,153 Second PFW Shares, (e) 606,340 ordinary shares held by Janus Henderson Biotech Innovation Master Fund II Limited (“Janus Master Fund II” and, together with Janus Master Fund, the “Janus Funds”), (f) 1,061,095 ABSA Warrant Shares held by Janus Master Fund II issuable upon exercise of 606,340 ABSA Warrants, (g) 570,648 First Pre-Funded Warrants held by Janus Master Fund II exercisable into 570,648 First PFW Shares, (h) 570,648 BS Warrants held by Janus Master Fund II exercisable into 570,648 Second Pre-Funded Warrants, that are exercisable into 998,634 Second PFW Shares. The Pre-Funded Warrants are subject to the Beneficial Ownership Limitation, and the amounts and percentages in the table give effect to the Beneficial Ownership Limitation, reflecting an aggregate of 114,986 shares issuable upon exercise of the First Pre-Funded Warrants and Second Pre-funded Warrants. The shares may be deemed to be beneficially owned by Janus Henderson Investors US LLC (“Janus”), an investment adviser registered under the Investment Advisers Act of 1940, who acts as investment adviser for the Janus Funds and has the ability to make decisions with respect to the voting and disposition of the shares subject to the oversight of the board of directors of the Janus Funds. Under the terms of its management contract with the Janus Funds, Janus has overall responsibility for directing the investments of the Janus Funds in accordance with the Janus Funds’ investment objective, policies and limitations. The Janus Funds have one or more portfolio managers appointed by and serving at the pleasure of Janus whom makes decisions with respect to the disposition of the Resale Shares offered hereby. The address for Janus is 151 Detroit Street, Denver, CO 80206. The portfolio managers for the Janus Funds are: Andrew Acker, Daniel S. Lyons and Agustin Mohedas.
(8)

Based on information provided to the Issuer. Consists of (a) 5,090,108 ordinary shares and (b) 8,907,689 ABSA Warrant Shares issuable upon exercise of 5,090,108 ABSA Warrants held by Octagon Private Opportunities Fund II LP (“Octagon Fund”). Octagon Capital Advisors LP (“Octagon Capital”) serves as the investment manager of Octagon Fund. Ting Jia is the managing member of Octagon Capital. By virtue of these relationships each of Octagon Capital and Mr. Jia may be deemed to beneficially own the securities directly owned by Octagon Fund. The principal business address of each of the foregoing persons is 654 Madison Avenue, 21st Floor, New York, New York 10065.

(9)

Based on information provided to the Issuer. Consists of (i) 951,439 shares and 36,283 shares issuable upon the exercise of immediately exercisable Warrants held by Venrock Healthcare Capital Partners II, L.P., (ii) 385,717 shares and 14,709 shares issuable upon the exercise of Warrants held by VHCP Co-Investment Holdings II, LLC, (iii) 2,093,431 shares and 79,833 shares issuable upon the exercise of Warrants held by Venrock Healthcare Capital Partners III, L.P., (iv) 209,422 shares and 7,986 shares issuable upon the exercise of Warrants held by VHCP Co-Investment Holdings III, LLC and (v) 5,659,991 shares and 215,844 shares issuable upon the exercise of Warrants held by Venrock Healthcare Capital Partners EG, L.P.

(10)

Based in part, on information provided in Schedule 13G filed by Citadel Advisors LLC (“Citadel Advisors”), Citadel Advisors Holdings LP (“CAH”), Citadel GP LLC (“CGP”), Citadel Securities LLC (“Citadel Securities”), Citadel Securities Group LP (“CALC4”), Citadel Securities GP LLC (“CSGP”) and Mr. Kenneth Griffin on April 14, 2025. Consists of (i) 3,330,428 ordinary shares and (ii) 5,828,249 ABSA Warrant Shares issuable upon exercise of 3,330,428 ABSA Warrants held by Citadel CEMF Investments Ltd. Citadel Advisors LLC is the portfolio manager of Citadel CEMF Investments Ltd. CAH is the sole member of Citadel Advisors LLC. CGP is the general partner of CAH. Kenneth Griffin owns a controlling interest in CGP. Mr. Griffin, as the owner of a controlling interest in CGP, may be deemed to have shared power to vote or direct the vote of, and/or shared power to dispose or to direct the disposition over the securities held by Citadel CEMF Investments Ltd. This disclosure is not and shall not be construed as an admission that Mr. Griffin or any of the Citadel-related entities listed above is the beneficial owner of any of our securities other than the securities actually owned by such person (if any). The address of Citadel CEMF Investments Ltd. is c/o Citadel Enterprise Americas LLC, Southeast Financial Center, 200 S. Biscayne Blvd., Suite 3300, Miami, FL 33131.

(11)	Consists of 1,361,693 shares issuable upon the exercise of options that are exercisable within 60 days of April 15, 2025.
(12)	Consists of (a) 4,750 shares and (b) 29,750 shares issuable upon the exercise of options that are exercisable within 60 days of April 15, 2025.
(13)	Consists of (a) 25,833 shares and (b) 415,700 shares issuable upon the exercise of options that are exercisable within 60 days of April 15, 2025.
(14)	Consists of (a) 23,570 shares and (b) 15,837 shares issuable upon the exercise of warrants that are exercisable within 60 days of April 15, 2025, subject to French law.
(15)

Consists of 21,500 shares issuable upon the exercise of warrants that are exercisable within 60 days of April 15, 2025, subject to French law. Mr. Goller has neither voting nor dispositive power and has no direct pecuniary interest in these securities. He has entered into an agreement with Baker Bros. Advisors LP related to his beneficial ownership of our securities, as disclosed in a Schedule 13D/A filed by Baker Bros. Advisors LP, Baker Bros. Advisors (GP) LLC, Felix J. Baker and Julian C. Baker on October 11, 2019.

(16)	Consists of (a) 12,000 shares and (b) 6,837 shares issuable upon the exercise of warrants that are exercisable within 60 days of April 15, 2025, subject to French law.
(17)	Consists of (a) 1,825 shares and (b) 6,837 shares issuable upon the exercise of warrants that are exercisable within 60 days of April 15, 2025, subject to French law.
(18)	Consists of 16,000 shares issuable upon the exercise of warrants that are exercisable within 60 days of April 15, 2025, subject to French law.

(19)	Consists of 6,837 shares issuable upon the exercise of warrants that are exercisable within 60 days of April 15, 2025, subject to French law.
(20)	Consists of (a) 20,000 shares and (b) 28,337 shares issuable upon the exercise of warrants that are exercisable within 60 days of April 15, 2025, subject to French law.
(21)

Consists of (a) 87,978 shares, (b) 1,807,143 shares issuable upon the exercise of options that are exercisable within 60 days of April 15, 2025, and (c) 102,185 shares issuable upon the exercise of warrants that are exercisable within 60 days of April 15, 2025.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based on a review of the copies of such reports filed on the SEC’s EDGAR system and written representations that no other reports were required, during the fiscal year ended December 31, 2024, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with except for the following: on May 29, 2024, a late Form 4 was filed for Pharis Mohideen related to a transaction on May 22, 2024, and on November 27, 2024, a late Form 4 was filed for Pharis Mohideen related to a transaction on November 22, 2024.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and procedures for related person transactions

We have adopted a related-party transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related-party transactions. Under French law, a related-party transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related parties are, were or will be participants, which are not (1) in the ordinary course of business, and (2) at arms’ length. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. For purposes of this policy, a related party is any executive officer, director (or nominee for director) or beneficial owner of more than ten percent (10%) of any class of our voting securities, including any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related-party transaction, including any transaction that was not a related-party transaction when originally consummated or any transaction that was not initially identified as a related-party transaction prior to consummation, our management must present information regarding the related-party transaction to our Board of Directors for review, consideration and approval. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related parties, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third-party or to or from employees generally.

Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant shareholder to enable us to identify any existing or potential related-party transactions and to effectuate the terms of the policy. In addition, under our Code of Business Conduct and Ethics, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest.

Transactions concluded under “normal terms and conditions” are those agreed by the Company under the same terms and conditions as those that it habitually applies in its relationships with third parties, such that they do not allow the contracting party to obtain a benefit that a third party would not have obtained.

To determine whether these terms and conditions are “normal”, the terms and conditions under which the agreements concerned are habitually agreed by other companies in the same business sector are also taken into account.

The normalness of the terms and conditions are primarily assessed by reference to:

•	the economic data of the agreement: the price must correspond to a market price or a price generally applied by companies in the same business sector;
•	the notion of “balance of mutual benefits” which takes into consideration all the terms and conditions under which the transaction is concluded (payment deadline, guarantees, etc.);
•	in general, the legal terms and conditions of the agreement which must be balanced and standard for the type of transaction in question.

If our management believes that the agreement in question is an ordinary agreement entered into under normal terms and conditions, they will bring to the attention of the Audit Committee a report of their review including the essential terms of that agreement and their conclusions, for the latter to judge whether it is advisable to bring it to the immediate attention of the Board of Directors.

The assessment of the criteria is reexamined whenever a previously concluded agreement is amended, renewed, extended, or terminated.

In determining whether to approve, ratify or reject a related-party transaction, our Board of Directors, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests, as our Board of Directors determines in the good faith exercise of its discretion.

Related-party transactions

Since January 1, 2023, we have engaged in the following transactions with our directors, executive officers and holders of more than ten percent (10%) of our outstanding voting securities and their affiliates, which we refer to as our related parties.

Participation in April 2025 PIPE Financing

In April 2025, we completed a $307 million PIPE financing from the sale of (i) in a share capital increase without preferential subscription rights reserved to categories of persons satisfying determined characteristics pursuant to the 24th resolution of the Annual General Meeting of May 16, 2024 for an amount of approximately €38 million, (a) 34,090,004 new shares at a par value of €0.10 (the “New Shares”), each with warrants of the Company attached (the “ABSA Warrants”, and together with the New Shares, the “ABSA”) at a subscription price of €1.1136 per ABSA and (b) up to 59,657,507 additional new shares, if all the ABSA Warrants attached to the New Shares are exercised (the “ABSA Warrant Shares”), and (ii) the issue through an offering reserved to categories of persons satisfying determined characteristics of 71,005,656 units (the “PFW-BS-PFW”) for an amount of circa €79 million at a subscription price of €1.1136 per PFW-BS-PFW (of which €1.1036 will have been prefunded on the issue date), each PFW-BS-PFW consisting of one pre-funded warrant to subscribe for one share of the Company (the “First PFW”) and one warrant (the “BS Warrants”) to subscribe to one pre-funded warrants (the “Second PFW”) allowing to issue up to 71,005,656 additional new shares if all the First PFWs are exercised (the “First PFW Shares”) and up to 124,259,898 additional new shares if all the Second PFWs are exercised (the “Second PFW Shares”, together with the ABSA Warrant Shares and the First PFW Shares, the “Warrant Shares”, and together with the New Shares, the “Offered Shares”).

The following table sets forth the aggregate number of Offered Shares that two of our holders of more than 5% of our outstanding voting securities and their affiliates purchased:

Related Party	First PFW	ABSA
Entities affiliated with Baker Bros. Advisors LP	27,304,896	0
Bpifrance Participations S.A.	0	3,746,732

Registration rights

In March 2018, we entered into a registration rights agreement (the “Registration Rights Agreement”), with entities affiliated with Baker Bros. Advisors LP, or Baker Brothers, pursuant to which Baker Brothers is entitled to rights with respect to the registration under the Securities Act of Ordinary Shares and ADSs, including Ordinary Shares or ADSs issuable upon the exercise or conversion of any other securities (whether equity, debt or otherwise) owned or subsequently acquired by Baker Brothers. These rights include demand registration rights and piggyback registration rights. All fees, costs and expenses of underwritten registrations will be borne by us and all selling expenses, including underwriting commissions, will be borne by Baker Brothers. Under the terms of the Registration Rights Agreement, we are required, upon the request of Baker Brothers, to file a registration statement covering, and use our reasonable best efforts to effect, the registration of the Ordinary Shares, including in the form of ADSs, requested to be registered for public resale. In addition, if we register our securities either for our own account or for the account of other security holders under certain circumstances more than six months following the completion of our March 2018 underwritten global offering, Baker Brothers is entitled to include its Ordinary Shares or ADSs in such registration. Subject to certain exceptions, we and the underwriters may limit the number of Ordinary Shares or ADSs included in an underwritten offering conducted pursuant to the terms of the Registration Rights Agreement if the underwriters believe that including such securities would adversely affect the offering. The registration rights granted under the Registration Rights Agreement will terminate ten years after the date of the Registration Rights Agreement.

In connection with the 2025 PIPE Financing, pursuant to a registration rights agreement, or the 2025 Registration Rights Agreement, with the investors, the Company anticipates filing a registration statement with the SEC registering the resale of up to 289,013,065 ordinary shares issued in the 2025 PIPE financing, including (i) up to 34,090,004 issued and outstanding ordinary shares, (ii) up to 59,657,507 ABSA Warrant Shares issuable upon the exercise of the ABSA Warrants, (iii) up to 71,005,656 First PFW Shares issuable upon the exercise of the First Pre-Funded Warrants and (iv) up to 124,259,898 Second PFW Shares. As a result, subject to certain beneficial ownership limitations contained in the pre-funded warrants, these shares would become freely tradable, without restriction, in the public market. In addition, the exercise of some or all of the pre-funded warrants would increase the number of our outstanding ordinary shares, which may dilute the ownership percentage or voting power of our shareholders.

Agreements with our directors and executive officers

Employment and consulting arrangements

Daniel Tassé. In November 2018, we entered into an executive agreement (as French “mandataire social”) with Mr. Daniel Tassé, our current Chief Executive Officer. He is entitled to an annual base salary. Mr. Tassé is also eligible to receive equity grants as our Board of Directors may determine and to participate in our bonus plan.

In December 2018, our Board of Directors fixed the performance criteria in the event of termination of Mr. Daniel Tassé’s duties as our Chief Executive Officer. He will benefit from a severance package if all the following objectives are achieved: (i) Viaskin Peanut is approved in a major market; (ii) an EPIT pipeline with three ongoing clinical trials is built; and (iii) six months cash runway is achieved, as defined by the last quarter of spend on the day of severance. Compliance with these performance conditions will be established by our Board of Directors prior to any payment.

In the event of termination “without cause” or for “good reason,” we will pay an amount equal to the sum of: (i) 18 months of Mr. Tassé’s base salary and (ii) the target bonus at a 100% achievement level.

In case of termination without “cause” or for “good reason” outside of a change of control, the severance benefits will get paid out over a 12-month period. In case of termination without “cause” or for “good reason” in connection with a change of control, those same amounts will be paid in a lump sum.

Virginie Boucinha. In November 2023, we entered into an employment agreement with Ms. Boucinha, our current Chief Financial Officer (the “Boucinha Employment Agreement”). Ms. Boucinha is entitled to an annual base salary. Ms. Boucinha is also eligible to receive equity grants as our board may determine and to participate in our bonus plan. On December 16, 2024, the Company entered into an agreement with Ms. Boucinha which amends the Boucinha Employment Agreement to provide certain enhanced severance benefits upon a Change in Control, as defined therein. This agreement terminates on December 4, 2025.

Dr. Pharis Mohideen. In July 2019, we entered into an employment agreement with Dr. Mohideen, our Chief Medical Officer. Dr. Mohideen is entitled to an annual base salary (the “Mohideen Employment Agreement”). Dr. Mohideen is also eligible to receive equity grants as our board may determine and to participate in our bonus plan. In the event of termination “without cause” or for “good reason,” we will pay an amount equal to the sum of 12 months of Dr. Mohideen’s base salary. In case of termination without “cause” or for “good reason” outside of a change of control, the severance benefits will get paid out over a 12-month period. In case of termination without “cause” or for “good reason” in connection with a change of control, Dr. Mohideen will be paid in an amount equal to the sum of: (i) 12 months of Dr. Mohideen’s base salary and

(ii) the target bonus at a 100% achievement level. On December 16, 2024, we entered into an agreement with Dr. Mohideen which amends the Mohideen Employment Agreement to provide certain enhanced severance benefits upon a Change in Control, as defined therein.

Director and executive officer compensation

See “Board of Directors and Corporate Governance” and “Executive Compensation” for information regarding compensation of directors and executive officers.

Equity awards

See “Board of Directors and Corporate Governance” and “Executive Compensation” for further information regarding equity awards to directors and executive officers.

Bonus plans

All our executive officers are entitled to a bonus ranging between 40% and 150% based on yearly objectives determined by our Board of Directors upon recommendation of our Compensation Committee.

Indemnification agreements

We intend to enter into indemnification agreements with each of our directors and executive officers. See “Executive Compensation—Limitations on Liability and Indemnification Matters” above.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Director independence

See “Board of Directors And Corporate Governance—Corporate Governance—Board Independence”

AUDIT FEES AND SERVICES

The following tables present fees for professional audit services rendered by KPMG S.A. and Deloitte & Associés for the audit of the Company’s annual financial statements for the years ended December 31, 2023, and December 31, 2024, as well as fees billed for other services rendered by KPMG S.A. and Deloitte & Associés during those periods.

The amounts relating to audit fees and services in 2024 have been converted from euros to U.S. dollars at a rate of €1.00 = $1.0824 which represents the average exchange rate for the year ended December 31, 2024, and those relating to audit fees and services in 2023 have been converted from euros to U.S. dollars at a rate of €1.00 = $1.0813, which represents the average exchange rate for the year ended December 31, 2023.

The following table presents aggregate fees billed to the Company for the years ended December 31, 2024, and December 31, 2023, by Deloitte & Associés:

	Fiscal Year Ended December 31,
(in thousands of dollars)	2024		2023
Audit Fees		$496	$523
Audit-related Fees		$226	$240
Tax Fees	$		$—
All Other Fees	$		$—
Total Fees		$722	$763

The following table presents aggregate fees billed to the Company for the years ended December 31, 2024 and December 31, 2023 by KPMG S.A.

	Fiscal Year Ended December 31,
(in thousands of dollars)	2024		2023
Audit Fees		$680	$441
Audit-related Fees		$182	$240
Tax Fees	$		$—
All Other Fees	$		$—
Total Fees		$862	$680

There were no “Tax Fees” or “All Other Fees” billed or paid during 2023 or 2024.

Audit and Non-Audit Services Pre-Approval Policy

The Audit Committee has responsibility for appointing, setting compensation of and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has adopted a policy, approved by the Board of Directors on December 3, 2020, applicable since January 1, 2021 governing the pre-approval of all audit and permitted non-audit services performed by our independent registered public accounting firm to ensure that the provision of such services does not impair the independent registered public accounting firm’s independence from us and our management. Unless a type of service to be provided by our independent registered public accounting firm has received general pre-approval from the Audit Committee, it requires specific pre-approval by the Audit Committee. The payment for any proposed services in excess of pre-approved cost levels requires specific pre-approval by the Audit Committee.

Pursuant to its pre-approval policy, the Audit Committee may delegate its authority to pre-approve services to the chairperson of the Audit Committee. The decisions of the chairperson to grant pre-approvals must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee may not delegate its responsibilities to pre-approve services to the management.

The Audit Committee has considered the non-audit services provided by KPMG S.A. and Deloitte & Associés as described above and believes that they are compatible with maintaining KPMG S.A.’s and Deloitte & Associés’s independence as our independent registered public accounting firm.

PROPOSALS NOS. 1 TO 4:

APPROVAL OF THE ANNUAL FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2024, APPROVAL OF THE CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2024, ALLOCATION OF INCOME FOR THE YEAR ENDED DECEMBER 31, 2024 AND ALLOCATION OF ACCUMULATED DEFICIT TO THE SHARE PREMIUM ACCOUNT

Proposal No. 1

The Board of Directors proposes an ordinary resolution to receive and adopt the statutory financial statements for the year ended December 31, 2024, showing a loss of EUR (102,284,799.30).

The 2024 statutory financial statements may be found in the Annual Reports and General Meetings section of our website at https://www.dbv-technologies.com/investor-relations/financial-information/annual-reports/.

Proposal No. 2

The Board of Directors proposes an ordinary resolution to receive and adopt the consolidated financial statements for the year ended December 31, 2024, showing a loss of USD (114,123,369.34 72,710,490).

The 2024 consolidated financial statements may be found in the Annual Reports and General Meetings section of our website at https://www.dbv-technologies.com/investor-relations/financial-information/annual- reports/.

Proposal No. 3

The Board of Directors proposes an ordinary resolution to fully allocate the whole of the loss for the financial year ended December 31, 2024, totaling € (102,284,799.30), to the “losses brought forward” line, which would result in a negative balance of € (102,284,799.30).

No distribution of dividends or income has occurred in the past three financial years.

Proposal No. 4

The Board proposes to charge € 35,195,434.45 of the retained earnings account for the financial year ended December 31, 2024, of the total amount of € (102,284,799.30), to the “share premium” account, which would consequently be liquidated.

The retained earnings account would remain in a negative balance of € (67,129,938.05).

The retained earnings account would be completely cleared. For the full text of Proposals Nos. 1 to 4, please see Annex A.

Vote Required

Proposals Nos. 1 to 4 require the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

EACH OF THE PROPOSALS NOS. 1 TO 4

PROPOSALS NOS. 5 to 7:

APPROVAL OF THE AGREEMENT RELATING TO THE SUBSCRIPTION OF PRE-FUNDED WARRANTS ISSUED BY THE COMPANY SIGNED ON MARCH 27, 2025 BETWEEN THE COMPANY AND BAKER BROS ADVISORS LP IN ACCORDANCE WITH ARTICLES L.225-38 AND SEQ. OF THE FRENCH COMMERCIAL CODE,

APPROVAL OF THE AGREEMENT RELATING TO THE SUBSCRIPTION OF PRE-FUNDED WARRANTS ISSUED BY THE COMPANY SIGNED ON MARCH 27, 2025 BETWEEN THE COMPANY AND BPIFRANCE PARTICIPATIONS S.A. IN ACCORDANCE WITH ARTICLES L.225-38 AND SEQ. OF THE FRENCH COMMERCIAL CODE,

APPROVAL OF THE REGISTRATION RIGHT AGREEMENT SIGNED ON MARCH 27, 2025, IN PARTICULAR BETWEEN THE COMPANY, BAKER BROS ADVISORS AND BPIFRANCE PARTICIPATIONS S.A. IN ACCORDANCE WITH ARTICLES L.225-38 AND SEQ. OF THE FRENCH COMMERCIAL CODE

Proposal 5

The Board proposes to approve the agreement relating to the subscription of pre-financed share subscription warrants issued by the Company signed on 27 March 2025 between the Company and Baker Bros Advisors LP as described in the statutory auditors’ report on new related party transactions referred to in Article L. 225-38 of the French Commercial Code.

Proposal 6

The Board proposes to approve the agreement relating to the subscription of shares issued by the Company signed on 27 March 2025 between the Company and BPIfrance Participations S.A. as described in the statutory auditors’ report on new related party transactions referred to in Article L. 225-38 of the French Commercial Code.

Proposal 7

The Board proposes to approve the Registration Right Agreement signed on 27 March 2025 between, among others, the Company, Baker Bros Advisors LP and BPIfrance Participations S.A. as described in the statutory auditors’ report on new related party transactions referred to in Article L. 225-38 of the French Commercial Code.

For the full text of Proposals Nos. 5 to 7, please see Annex A.

Vote Required

Proposals Nos. 5 to 7 require the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

EACH OF THE PROPOSALS NOS. 5 to 7.

PROPOSALS NOS. 8 TO 10:

RENEWAL OF MR. MICHEL DE ROSEN AS DIRECTOR, RENEWAL OF MR. TIMOTHY E. MORRIS AS DIRECTOR, RENEWAL OF MR. DANIEL SOLAND AS DIRECTOR

As previously announced in a press release issued on March 27, 2025, the Company had intended to propose the nomination of Ms. Christiana Bardon, as a new director to the Board of Directors at the 2025 Annual General Meeting. On the recommendation of Ms. Bardon, the Nominating and Governance Committee and the Board of Directors agreed that it would be in the best interest of the Company to appoint an independent director to the Board. Therefore, the nomination of Ms. Christiana Bardon, as a new director to the Board of Directors, will not be submitted to the 2025 Annual General Meeting.

Proposal 8

The Board proposes to renew the term as Director of Mr. Michel de Rosen.

Mr. Michel de Rosen is currently the chairman of our Board and has been nominated for re-election as director on the recommendation of the Nominating and Governance Committee. If re-elected, he will hold office from the date of his re-election for a period of three years, to expire at the end of the Annual General Meeting occurring in 2028, where he must retire by rotation and offer herself for re-election, or until her earlier death, resignation, or removal. Mr. Michel de Rosen has agreed to serve if re-elected, and we have no reason to believe that he will be unable to serve.

Mr. Michel de Rosen’s biography is provided above under “Board of Directors and Corporate Governance—Board of Directors.”

Proposal 9

The Board proposes to renew the term as Director of Mr. Timothy E. Morris.

Mr. Timothy E. Morris is currently a member of our Board and has been nominated for re-election as director on the recommendation of the Nominating and Governance Committee. If re-elected, he will hold office from the date of her re-election for a period of three years, to expire at the end of the Annual General Meeting occurring in 2028, where he must retire by rotation and offer herself for re-election, or until her earlier death, resignation, or removal. Mr. Timothy E. Morris has agreed to serve if re-elected, and we have no reason to believe that he will be unable to serve.

Mr. Timothy E. Morris’s biography is provided above under “Board of Directors and Corporate Governance—Board of Directors.”

Proposal 10

The Board proposes to renew the term as Director of Mr. Daniel Soland.

Mr. Daniel Soland is currently a member of our Board and has been nominated for re-election as director on the recommendation of the Nominating and Governance Committee. If re-elected, he will hold office from the date of her re-election for a period of three years, to expire at the end of the Annual General Meeting occurring in 2028, where he must retire by rotation and offer herself for re-election, or until her earlier death, resignation, or removal. Mr. Daniel Soland has agreed to serve if re-elected, and we have no reason to believe that he will be unable to serve.

Mr. Daniel Soland’s biography is provided above under “Board of Directors and Corporate Governance—Board of Directors.”

Vote Required

Proposals Nos. 8 to 10 require the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS NOS. 8 TO 10

PROPOSAL NO. 11:

APPROVAL OF THE INFORMATION SET OUT IN SECTION I OF THE ARTICLE L.22-10-9 OF THE FRENCH COMMERCIAL CODE ON THE COMPENSATION OF CORPORATE OFFICERS FOR THE YEAR 2024

In accordance with Article L.22-10-34 of the French Commercial Code, our Board is required to present to shareholders the information referred to in Article L.22-10-9 I of the French Commercial Code mentioned in the corporate governance report included in the 2024 Universal Registration Document and in the Board of Directors’ report on the resolutions.

For a description of such information referred to in I of article L.22-10-9 of the French Commercial Code, please refer to Annex C, Part 1 and Part 2.

For the full text of Proposal No. 11, please see Annex A.

Vote Required

Proposal No. 11 requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 11.

PROPOSAL NO. 12

APPROVAL OF THE FIXED, VARIABLE AND NON-RECURRING COMPONENTS OF OVERALL COMPENSATION AND BENEFITS OF ALL TYPES PAID OR ASSIGNED DURING THE YEAR ENDED DECEMBER 31, 2024, TO MICHEL DE ROSEN, CHAIRMAN OF THE BOARD OF DIRECTORS

In accordance with Article L. 22-10-34 II of the French Commercial Code, our Board is required to present to shareholders the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended to Michel de Rosen, Chairman of the Board of Directors.

For a description of such information relating to Michel de Rosen, please refer to Annex C, Part 2.

For the full text of Proposal No. 12, please see Annex A.

Vote Required

Proposal No. 12 requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 12.

PROPOSAL NO. 13:

APPROVAL OF THE FIXED, VARIABLE AND NON-RECURRING COMPONENTS OF OVERALL COMPENSATION AND BENEFITS OF ALL TYPES PAID OR ASSIGNED DURING THE YEAR ENDED DECEMBER 31, 2024 TO DANIEL TASSÉ, CHIEF EXECUTIVE OFFICER

In accordance with Article L. 22-10-34 II of the French Commercial Code, our Board is required to present to shareholders the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended to Daniel Tassé, Chief Executive Officer.

For a description of such information relating to Daniel Tassé, please refer to Annex C, Part 2.

For the full text of Proposal No. 13, please see Annex A.

Vote Required

Proposal No. 13 requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 13.

PROPOSAL NO. 14

ADVISORY OPINION ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS OTHER THAN THE CHIEF EXECUTIVE OFFICER

In accordance with the requirements of Section 14A of the Exchange Act, we are including in this proxy statement a proposal, subject to shareholder vote, to approve, on a non-binding advisory basis, the compensation of our named executive officers other than the Chief Executive Officer (as disclosed under “Executive Compensation” and the tables that follow). Shareholder approval of the compensation of our Chief Executive Officer is required as a matter of French law and is addressed by Proposal No. 18.

We believe that our compensation programs for our named executive officers have been effective at promoting the achievement of positive results, appropriately aligning pay and performance and enabling us to attract and retain very talented executives within our industry, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

We are asking our shareholders to indicate their support for the compensation of our named executive officers as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives you as a shareholder the opportunity to express your views on our 2024 compensation for our named executive officers. This vote is not intended to address any specific item of compensation; rather, the vote relates to the overall compensation of our named executive officers as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.

Although this is an advisory vote which will not be binding on our Compensation Committee or Board of Directors, our Compensation Committee and Board of Directors will carefully review the results of the shareholder vote. Our Compensation Committee and Board of Directors will consider potential shareholders’ concerns and take them into account in future determinations concerning compensation of our named executive officers. Our Board of Directors therefore recommends that you indicate your support for the compensation of our named executive officers in 2024 as outlined in this proxy statement, by voting “FOR” Proposal No. 14.

For the full text of Proposal No. 14, please see Annex A.

Vote Required

Proposal No. 14 requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 14

PROPOSAL NO. 15

INCREASE OF THE TOTAL REMUNERATION (ANNUAL BUDGET) ALLOCATED TO DIRECTORS

In accordance with Article L. 225-45 of the French Commercial Code, the shareholders vote on the annual budget allocated to directors.

We are asking our shareholders to increase the amount allocated to directors from EUR 800,000 to EUR 900,000.

This increase is intended for the purpose of compensating a new member of the Board of Directors, and will only be used if such new member is subsequently appointed.

For the full text of Proposal No. 15, please see Annex A.

Vote Required

Proposal No. 15 requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 15

PROPOSALS NOS. 16 TO 18:

APPROVAL OF THE COMPENSATION POLICY FOR THE CHAIRMAN OF THE BOARD OF DIRECTORS FOR THE YEAR ENDING DECEMBER 31, 2025

APPROVAL OF THE COMPENSATION POLICY FOR THE DIRECTORS FOR THE YEAR ENDING DECEMBER 31, 2025

APPROVAL OF THE COMPENSATION POLICY FOR THE CHIEF EXECUTIVE OFFICER FOR THE YEAR ENDING DECEMBER 31, 2025

Proposal 16

In accordance with Article L. 22-10-8 of the French Commercial Code, our Board is required to present to shareholders the proposed compensation policy to be allocated to the Chairman of the Board of Directors for their approval at the Annual General Meeting.

For reference, an English translation of our proposed compensation policy is set forth in Annex B.

Proposal 17

In accordance with Article L. 22-10-8 of the French Commercial Code, our Board is required to present to shareholders the proposed compensation policy to be allocated to the Directors for their approval at the Annual General Meeting.

For reference, an English translation of our proposed compensation policy is set forth in Annex B.

Proposal 18

In accordance with Article L. 22-10-8 of the French Commercial Code, our Board is required to present to shareholders the proposed compensation policy to be allocated to the Chief Executive Officer for their approval at the Annual General Meeting.

For reference, an English translation of our proposed compensation policy is set forth in Annex B. For the full text of Proposals Nos. 16 to 18, please see Annex A.

Vote Required

Proposals Nos. 16 to 18 require the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS NOS. 16 TO 18

PROPOSAL NO. 19:

AUTHORIZATION TO BE GRANTED TO THE BOARD OF DIRECTORS TO BUY BACK COMPANY SHARES ON THE COMPANY’S BEHALF PURSUANT TO ARTICLE L.22-10-62 OF THE FRENCH COMMERCIAL CODE

Pursuant to the following resolution, shareholders are asked to approve a delegation of authority to buy back the Company’s shares to use as acquisition consideration and/or to underlie incentive instruments granted to the employees and executive officers of the Company and its subsidiaries.

The Board proposes the shareholders authorize it, for a period of 18 months, pursuant to Articles L. 225-209 et seq. of the French Commercial Code, to buy back, on one or more occasions and at the times of its choosing, company shares up to the limit of 5% of the number of shares comprising the share capital at the date of purchase, adjusted, if necessary, to take into account any increase or reduction in capital that may have taken place during the course of the program.

The shares may be bought back in order to:

•

support the secondary market for or the liquidity of the Company’s shares through a liquidity agreement with an investment service provider, in accordance with the standard practice accepted by the regulations, in which context, the number of shares taken into account for the calculation of the aforementioned limit corresponds to the number of shares purchased, after deduction of the number of shares resold;

•

provide coverage to meet obligations arising from stock option plans and/or free share allocation plans (or similar plans) for the group’s employees and/or corporate officers, as well as all share allocations arising under company or group employee savings plans (or similar plans), employee profit-sharing plans and/or any other form of share allocation arrangement for the group’s employees and/or corporate officers;

•	hedge the securities giving access to the company’s shares, pursuant to current regulations;

•	hold the purchased shares and ultimately return them for future exchange or as payment under external growth transactions;

•	where applicable, cancel all or part of the shares acquired; or

•

more generally, operate for any purpose that may be authorized by law or any market practice that may be permitted by the market authorities, it being specified that, in such a case, the Company would inform its shareholders by way of a press release.

The acquisition, sale, exchange or transfer of these shares may be executed by any means, including through the purchase of share blocks, at the time deemed appropriate by the Board of Directors. The Board may not, without the prior authorization of the shareholders’ meeting, use this authorization during a public offer period initiated by a third party for the shares of the Company until the end of the offer period.

The Company does not intend to use options or derivatives.

The maximum purchase price is set at €25 per share (excluding charges). In the event of a capital transaction, in particular a stock split or reverse split, or the allocation of free shares to shareholders, the abovementioned amount will be adjusted in the same proportions (multiplier coefficient equal to the ratio between the number of shares comprising the capital before the transaction and the number of shares after the transaction).

The overall ceiling is set at €342,000,000.

The Annual General Meeting hereby authorizes the Board of Directors to carry out these transactions, set the terms and methods thereof, finalize all agreements and complete all formalities when necessary.

If approved, this authorization would cancel the authorization granted to the Board of Directors under the seventeenth ordinary resolution of the Annual General Meeting of May 16, 2024.

For the full text of Proposal No. 19, please see Annex A.

Vote Required

Proposal No. 19 requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 19.

PROPOSAL NO. 20:

DELEGATION TO BE GRANTED TO THE BOARD OF DIRECTORS FOR THE COMPANY TO CANCEL THE SHARES BOUGHT BACK PURSUANT TO ARTICLE L.22-10-62 OF THE FRENCH COMMERCIAL CODE

The shareholders are asked to grant all powers to the Board of Directors for the purpose of canceling, on one or more occasions, all or part of the Company shares acquired as a result of the share repurchases authorized by the shareholders pursuant to Proposal No. 19. The shares to be canceled pursuant to this authorization shall not exceed 10% of our share capital in any 24-month period.

The Board proposes the shareholders authorize the Board of Directors to, for a period of 18 months, pursuant to Article L. 22-10-62 of the French Commercial Code:

•

cancel, at its discretion, on one or more occasions, up to 10% of the capital calculated on the date of the decision to cancel, less any shares canceled during the last 24 months, shares the company holds or may hold following buy-backs performed pursuant to Article L. 22-10-62 of the French Commercial Code and to reduce the share capital accordingly in compliance with legal and regulatory provisions in force; and

•	carry out all necessary operations to perform such cancellations and the resulting reductions of the share capital, accordingly amending the company’s Bylaws and fulfilling all formalities required.

If approved, this authorization would cancel the authorization granted to the Board of Directors under the eighteenth ordinary resolution of the Annual General Meeting of May 16, 2024.

For the full text of Proposal No. 20, please see Annex A.

Vote Required

Proposal No. 20 requires the affirmative vote of 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 20.

PROPOSALS NOS. 21 TO 32:

FINANCIAL AUTHORIZATIONS

We are a clinical-stage specialty biopharmaceutical company focused on changing the field of immunotherapy by developing our novel Viaskin technology platform. Developing, seeking regulatory approval of, and commercializing product candidates requires significant resources. Given our historical operating losses and reliance on external financings, we may seek additional capital as we prepare for the launch of Viaskin Peanut, if approved.

We may also need to secure capital to accelerate development of a promising new product candidate, to expand the geographical reach of our commercialization, or to pursue a promising business development opportunity.

A range of financing options are available in the marketplace, and we wish to be able to pursue the most appropriate financing for our company. We understand the need to be good stewards of our investors’ money and will continue to seek financing with a reasonable risk profile and attention to investor dilution. We also need to have resolutions that ensure consistency between U.S. (SEC) and French (AMF) market practices and regulatory standards.

That is why we ask for:

•

the delegation of authority to increase the share capital with cancellation of preferential subscription rights in favors of on or more persons to be designated by the Board of Directors (24th resolution). This is a new financial delegation submitted for shareholder approval for the first time, based on a recent option introduced under French law aimed at enhancing corporate flexibility.

•

an applicable discount of up to 15% for the delegation of authority to increase the share capital with cancellation of subscription rights in favor of categories of persons meeting specified characteristics (25th resolution)

•

the delegation of authority to increase the share capital with cancellation of subscription rights in favor of categories of persons meeting specified characteristics within the framework of an equity financing agreement on the United States stock market known as “At-The-Market” or “ATM Program” (26th resolution)

•	a total ceiling set at EUR13,694,887, which corresponds to the amount of the Company’s share capital on April 15, 2025.

We are therefore seeking approval at the 2025 Annual General Meeting of the following resolutions that would allow raising capital even in adverse situations, to best ensure the continuity of our operations. These resolutions will be suspended in case of a hostile takeover attempt.

Unlike most companies incorporated under U.S. state law, which traditionally have a specified amount of authorized shares available for issuance with limited restriction on the purpose of such issuance, in accordance with French law, in order for our Board of Directors to increase our share capital, it must have a specific delegation of authority authorizing it to increase the share capital for each specific purpose.

The proposed financial authorizations would provide our Board of Directors with additional flexibility to respond quickly to changes in market conditions and thereby be able to obtain financing under the best possible conditions.

The financial delegations of authority presented for your approval at the 2025 Annual General Meeting are subject to the following important limitations:

•

the maximum global nominal amount of the share capital increases which may be completed pursuant to Resolutions 22, 23, 24, 25, 26, 28 and 30 cannot exceed EUR 13,694,887, i.e. approximately 100% of our share capital on the date of the 2025 Annual General Meeting;

•

any share capital increase pursuant to Resolution 27, which grants a customary over-allotment option for any issuance pursuant to Resolutions 21, 22, 23, 24, 25 and 26 would be at the same price as, and limited to a maximum of 15% of, the initial issuance;

•	the aggregate amount of share capital increases pursuant to Resolution 32 cannot exceed EUR6,847,443, i.e. approximately 50% of our share capital on the date of the 2025 Annual General Meeting.

Our Board of Directors will continue to use these authorizations in accordance with our corporate and strategic needs, and, in any case, does not intend to use these authorizations in the context of an unsolicited tender offer by a third party our shares.

Under French law, in the case of issuance of additional shares or other securities for cash or set-off against cash debts, our existing shareholders have preferential subscription rights to these securities on a pro-rata basis, unless such rights are waived by a two-thirds majority of the votes held by the shareholders present at the extraordinary meeting deciding or authorizing the capital increase, represented by proxy or voting by mail. In case such rights are not waived by the extraordinary general meeting, each shareholder may individually either exercise, assign or not exercise its preferential rights. Such rights would be waived pursuant to Resolutions 22, 23, 24, 25, 26, 28 and 30, if approved. Accordingly, the issuance of additional Ordinary Shares or other securities pursuant to such resolutions might, under certain circumstances, dilute the ownership and voting rights of shareholders.

Vote Required

Proposals Nos. 21 to 32 require the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the 2025 Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSALS NOS. 21 TO 32.

PROPOSAL NO. 21:

DELEGATION OF AUTHORITY TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES AND/OR EQUITY SECURITIES GIVING ACCESS TO OTHER EQUITY SECURITIES OR TO THE ALLOCATION OF DEBT SECURITIES AND/OR SECURITIES GIVING ACCESS TO ORDINARY SHARES WITH PRE-EMPTIVE RIGHTS

The purpose of this delegation of authority is to enable the Company to obtain financing any time through the issuance of ordinary shares and any type of securities giving, by any means, immediately and/or in the future, access to ordinary shares, by calling on the Company’s shareholders. The Company’s shareholders will be awarded, under the applicable legal provision and in proportion to their ownership interest in the Company’s share capital, a preferential right to subscribe for new shares or securities. This detachable and negotiable right will make it possible, if the holder does not wish to subscribe to the capital increase, to financially offset the dilution resulting from the non-subscription to the capital increase.

The Company intends to use this delegation of authority to raise the funds and have the financial flexibility necessary to enable it to execute its strategic objectives, including, but not limited to, with respect to financing potential external growth. In particular, the implementation of this authorization could provide us quick access to a source of financing and allow us to respond quickly to changes in market conditions.

The share capital increases carried out pursuant to this authorization cannot exceed EUR13,694,887 i.e. approximately 100% of our share capital on the date of the 2025 Annual General Meeting. In the case of issuances of debt securities, the nominal amount of any issuances will be limited to EUR200,000,000.

The terms of the securities to be authorized, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters would be determined by the board of directors. Any transaction where the Company sells such securities will be reviewed and approved by the board of directors at the time of issuance.

This delegation of authority would be granted for a 26-month period.

The Board of Directors shall be granted, within the limits set above, the powers required to set the terms for the issues and determine the issue price, and if applicable, record the execution of the resulting capital increases, amend the Bylaws accordingly, impute, as it sees fit, the costs of the capital increase to the amount of the related premiums and deduct the necessary sums from this amount to bring the statutory reserve to one tenth of the new share capital after each increase and more generally, perform all tasks required in similar matters.

The Board cannot, unless authorized in advance by the General Meeting, make use of this delegation in a period public offering initiated by a third party targeting the securities of the Company until the end of the offering period.

This delegation supersedes, as from the date hereof, the unused portion, if applicable, of the delegation of authority granted by the General Meeting of May 16, 2024, in its twentieth resolution.

For the full text of Proposal No. 21, please see Annex A.

Vote Required

Proposal No. 21 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the 2025 Annual General Meeting and entitled to vote thereon.

The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 21.

PROPOSAL NO. 22:

DELEGATION OF AUTHORITY TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES AND/ OR EQUITY SECURITIES GIVING ACCESS TO OTHER EQUITY SECURITIES OR TO THE ALLOCATION OF DEBT SECURITIES, AND/OR SECURITIES GIVING ACCESS TO EQUITY SECURITIES TO BE ISSUED, WITHOUT PRE-EMPTIVE RIGHTS, BY MEANS OF A PUBLIC OFFER (EXCLUDING THE OFFERS SET OUT IN PARAGRAPH 1 OF ARTICLE L.411-2 OF THE FRENCH MONETARY AND FINANCIAL CODE), AND/OR AS CONSIDERATION FOR SECURITIES IN THE CONTEXT OF A PUBLIC EXCHANGE OFFER

The Board of directors is requesting the necessary authority to issue through a public offering ordinary shares and/or any type of securities giving access, by any means, immediately or in the future, to ordinary shares.

Resolution 22 is intended:

•

To comply with the approach currently promoted by French regulatory authorities, pursuant to which, irrespective of whether a public offering is underwritten, this Resolution should be used to complete any such public offering because it is grounded on provisions of the French commerce code meant precisely for public offerings. In particular, if the end result of the planned transaction is a public offering of securities in France, Resolution 23 should be approved in order to ensure that the French regulatory authorities would view the financial delegations being granted at the 2025 Annual General Meeting as sufficient for all potential market participants; and

•	To allow for a direct public offering, without the involvement of underwriters.

Any issuance pursuant to this delegation would be carried out without shareholders’ preferential subscription rights. However, shareholders could be granted a priority subscription period in accordance with applicable French law.

Pursuant to the French Commercial Code, the issue price to be determined by the Board pursuant to this Resolution 22 shall be at least equal to, at the Board of Director discretion,:

•

the weighted average of the prices of the last trading sessions chosen by the Board of Directors, or the Chief Executive Officer, between one and five consecutive trading sessions among the last thirty trading sessions, possibly reduced by a maximum discount of 15%, or

•	the last closing price of the Company’s share on the day preceding the determination of the issue price, possibly reduced by a maximum discount of 15%.

The Company intends to use this delegation of authority to raise the funds and have the financial flexibility necessary to enable it to execute its strategic objectives. We do not intend to use it in the context of an unsolicited tender offer by a third party for DBV shares.

As a result, we believe that a share capital increase in an amount not to exceed EUR13,694,887, i.e. approximately 100% of our share capital on the date of the 2025 Annual General Meeting, will provide us with sufficient flexibility in pursuing our strategic objectives. In particular, the implementation of this authorization could provide us quick access to sources of financing, in a similar manner to U.S. companies, and allow us to respond quickly to changes in market conditions.

In the case of issuances of debt securities, the nominal amount of any issuances will be limited to EUR200,000,000. The amount of any debt securities issued will be subject to (and deducted from) the global limit of 200,000,000, and the amount of any share capital increase will be subject to the global limit of EUR13,694,887, i.e. approximately 100% of our share capital on the date of the 2025 Annual General Meeting, in each case as approved pursuant to Resolution 31.

This delegation of authority would be granted for a 26-month period.

The Board of Directors shall be granted, within the limits set above, the powers required to set the terms for the issues and determine the issue price, and if applicable, record the execution of the resulting capital increases, amend the Bylaws accordingly, impute, as it sees fit, the costs of the capital increase to the amount of the related premiums and deduct the necessary sums from this amount to bring the statutory reserve to one tenth of the new share capital after each increase and more generally, perform all tasks required in similar matters.

The Board cannot, unless authorized in advance by the General Meeting, make use of this delegation in a period public offering initiated by a third party targeting the securities of the Company until the end of the offering period.

This delegation supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of May 16, 2024, in its twenty-first resolution.

For the full text of Proposal No. 22, please see Annex A.

Vote Required

Proposal No. 22 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the 2025 Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 22.

PROPOSAL NO. 23:

DELEGATION OF AUTHORITY TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES AND/OR EQUITY SECURITIES GIVING ACCESS, AS THE CASE MAY BE, TO EQUITY SECURITIES OR TO THE ALLOCATION OF DEBT SECURITIES (OF THE COMPANY OR A GROUP COMPANY), AND/OR SECURITIES GIVING ACCESS TO ORDINARY SHARES (OF THE COMPANY OR A GROUP COMPANY), WITHOUT PRE-EMPTIVE RIGHTS, BY MEANS OF A PUBLIC OFFER REFERRED TO IN PARAGRAPH 1 OF ARTICLE L.411-2 OF THE FRENCH MONETARY AND FINANCIAL CODE

The goal of this delegation of authority is to allow the Company to issue ordinary shares and any type of securities giving access, by any means, immediately and/or in the future, to ordinary shares, in one or more private placements to qualified investors or to a limited circle or investors (less than 150) as described in paragraph 1° of Article L. 411-2 of the French Monetary and Financial Code.

Furthermore, the terms of this Resolution 23 set important limits on the amount of potential dilution. While our stock may vary, we believe that a share capital increase in an amount not to exceed EUR13,694,887 and not to exceed the limit determined by applicable laws and regulations at the time of the implementation of this delegation (on an indicative basis, currently 30% of the Company’s share capital per year), which would be subject to and deducted from the global limit provided in Resolution 31, will provide us with sufficient flexibility in pursuing our plan.

In the case of issuances of debt securities, the nominal amount of any issuances will be limited to EUR200,000,000. The amount of any securities issued under Resolution 23 will be subject to (and deducted from) the global limits pursuant to Resolution 31.

Pursuant to the French Commercial Code, the issue price to be determined by the Board under this Resolution 23 shall be at least equal to, at the Board of Director discretion,:

•

the weighted average of the prices of the last trading sessions chosen by the Board of Directors, or the Chief Executive Officer, between one and five consecutive trading sessions among the last thirty trading sessions, possibly reduced by a maximum discount of 15%, or

•	the last closing price of the Company’s share on the day preceding the determination of the issue price, possibly reduced by a maximum discount of 15%.

This delegation of authority would be granted for a 26-month period.

The Board of Directors shall be granted, within the limits set above, the powers required to set the terms for the issues and determine the issue price, and if applicable, record the execution of the resulting capital increases, amend the Bylaws accordingly, impute, as it sees fit, the costs of the capital increase to the amount of the related premiums and deduct the necessary sums from this amount to bring the statutory reserve to one tenth of the new share capital after each increase and more generally, perform all tasks required in similar matters.

The Board cannot, unless authorized in advance by the General Meeting, make use of this delegation in a period public offering initiated by a third party targeting the securities of the Company until the end of the offering period.

This delegation supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of May 16, 2024, in its twenty-second resolution.

For the full text of Proposal No. 23, please see Annex A.

Vote Required

Proposal No. 23 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the 2025 Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 23.

PROPOSAL NO. 24:

DELEGATION OF POWERS TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES AND/OR EQUITY SECURITIES GIVING ACCESS TO OTHER EQUITY SECURITIES OR TO THE ALLOCATION OF DEBT SECURITIES AND/OR SECURITIES GIVING ACCESS TO ORDINARY SHARES, WITHOUT PREFERENTIAL SUBSCRIPTION RIGHTS IN FAVOR OF ONE OR MORE PERSONS TO BE DESIGNATED BY THE BOARD OF DIRECTORS

The goal of this delegation of authority is to allow the Company to issue ordinary shares and any type of securities giving access, by any means, immediately and/or in the future, to ordinary shares, to one or more persons to be designated by the Board of Directors.

Furthermore, the terms of this Resolution 24 set important limits on the amount of potential dilution. While our stock may vary, we believe that a share capital increase in an amount not to exceed EUR13,694,887 to and not to exceed the limit determined by applicable laws and regulations at the time of the implementation of this delegation (on an indicative basis, currently 30% of the Company’s share capital per year), which would be subject to and deducted from the global limit provided in Resolution 31, will provide us with sufficient flexibility in pursuing our plan.

In the case of issuances of debt securities, the nominal amount of any issuances will be limited to EUR200,000,000. The amount of any securities issued under Resolution 24 will be subject to (and deducted from) the global limits pursuant to Resolution 31.

Pursuant to the French Commercial Code, the Board will determine the issue price in accordance with applicable laws and regulations at the time of the implementation of this delegation.

This delegation of authority would be granted for a 18-month period.

The Board of Directors shall be granted, within the limits set above, the powers required to set the terms for the issues and determine the issue price, designate the person or persons for whom the issue is reserved, and if applicable, record the execution of the resulting capital increases, amend the Bylaws accordingly, impute, as it sees fit, the costs of the capital increase to the amount of the related premiums and deduct the necessary sums from this amount to bring the statutory reserve to one tenth of the new share capital after each increase and more generally, perform all tasks required in similar matters.

The Board cannot, unless authorized in advance by the General Meeting, make use of this delegation in a period public offering initiated by a third party targeting the securities of the Company until the end of the offering period.

For the full text of Proposal No. 24, please see Annex A.

Vote Required

Proposal No. 24 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the 2025 Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 24.

PROPOSAL NO. 25:

DELEGATION OF AUTHORITY TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES, GIVING, IF APPLICABLE, ACCESS TO ORDINARY SHARES OR THE ALLOCATION OF DEBT SECURITIES (OF THE COMPANY OR A GROUP COMPANY) AND/OR SECURITIES GIVING ACCESS TO ORDINARY SHARES (OF THE COMPANY OR A GROUP COMPANY), WITH PRE-EMPTIVE SUBSCRIPTION RIGHTS WAIVED IN FAVOR OF CATEGORIES OF PERSONS MEETING SPECIFIED CHARACTERISTICS

In addition to Resolution 22 and Resolution 23, which are intended to enable the Board of Directors to increase the Company’s share capital through a public offering or a private placement, the Board of Directors also is requesting the necessary authority to issue through a reserved offering Ordinary Shares or any type of securities giving access, by any means, immediately and/or in the future, to our share capital (including, without limitation, any bonds redeemable or convertible for Ordinary Shares and any warrants attached or not to Ordinary Shares or other types of securities).

The Company intends to use this delegation of authority to raise the funds and have the financial flexibility necessary to enable it to execute its strategic objectives. We do not intend to use it in the context of an unsolicited tender offer by a third party for DBV shares. As a result, we believe that a share capital increase in an amount not to exceed EUR 13,694,887, i.e. approximately 100% of our share capital on the date of the 2025 Annual General Meeting, will provide us with sufficient flexibility in pursuing our strategic objectives. In particular, the implementation of this authorization could provide us quick access to sources of financing, in a similar manner to our U.S. competitors, and allow us to respond quickly to changes in market conditions.

The issue price of Ordinary Shares that may be issued under the scope of this delegation of powers will be set by the Board of Directors and must be at least equal to at the discretion of the Board of Directors or the Chief Executive Officer:

•	the last closing price of the Company’s shares on the regulated market Euronext Paris prior to the date on which the issue price is set, possibly reduced by a maximum discount of 15%, or

•

the volume-weighted average of the Company’s share price on the Euronext Paris regulated market over a period determined by the Board of Directors of between one to five consecutive trading days, chosen from the 30 trading days preceding the pricing date which may be reduced by a maximum discount of 15%.

The shareholders are asked to waive shareholders’ preferential subscription rights to the Ordinary Shares and securities that would be issued by virtue of this delegation, and to reserve this subscription for the following category of persons:

•

natural person(s) or legal entity(ies), including companies, trusts, investment funds or other investment vehicle(s), regardless of their form, under French or foreign law, investing on a regular basis in the pharmaceutical, biotechnological or medical technology sector ; and/or

•

French or foreign companies, institutions or entities of any form, carrying out a significant portion of their business in these sectors or in the pharmaceutical chemical sector or in the field of medical devices or technologies or research in these areas ; and/or

•

French or foreign investment service provider(s), or any foreign establishment(s) with equivalent status, likely to guarantee the completion of an issue intended to be placed with the persons referred to in (a) and/or (b) above or within the framework of the implementation of an equity or bond financing line and, in this context, to subscribe to the securities issued.

The Board of Directors shall be granted the power to determine the precise list of beneficiaries of such issues reserved within such category or categories of persons and the number of securities to be allocated to each of them.

In the case of issuances of debt securities, the nominal amount of any issuances will be limited to EUR200,000,000.

The amount of any debt securities issued will be subject to (and deducted from) the global limit of EUR200,000,000, and the amount of any share capital increase will be subject to the global limit of EUR 13,694,887, i.e. approximately 100% of our share capital on the date of the 2025 Annual General Meeting, in each case as approved pursuant to Resolution 31.

This delegation of authority would be granted for an 18-month period.

The Board cannot, unless authorized in advance by a shareholder’s general meeting, make use of this delegation in a period public offering initiated by a third party targeting the securities of the Company until the end of the offering period.

This delegation supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of May 16, 2024, in its twenty-fourth resolution.

For the full text of Proposal No. 25, please see Annex A.

Vote Required

Proposal No. 25 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the 2025 Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 25.

PROPOSAL NO. 26:

DELEGATION OF AUTHORITY TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE

ORDINARY SHARES TO BE ISSUED IMMEDIATELY OR IN THE FUTURE BY THE COMPANY, WITH PRE-EMPTIVE SUBSCRIPTION RIGHTS WAIVED IN FAVOR OF A CATEGORY OF

PERSONS MEETING SPECIFIED CHARACTERISTICS WITHIN THE FRAMEWORK OF AN

EQUITY FINANCING AGREEMENT ON THE UNITED STATES STOCK MARKET KNOWN AS

“AT-THE-MARKET OFFERING” OR “ATM PROGRAM”

On recommendation of the management of the Company, the Board of Directors is requesting the necessary authority to issue Ordinary Shares in the form of American Depositary Shares or American Depositary Receipts

of the Company within the framework of an equity financing agreement on the United States stock market known as “At-The-Market” or “ATM Program”. Any ATM Program implemented by the Company would be strictly limited to the issuance of ordinary shares in the form of in the form of American Depositary Shares or American Depositary Receipts of the Company which would be sold on the Nasdaq Stock Market LLC or any other ADS trading market, without any public offering in France or in Europe.

The Company intends to use this delegation of authority to raise the funds and have the financial flexibility necessary to enable it to execute its strategic objectives.

As a result, we believe that a share capital increase in an amount not to exceed EUR 13,694,887, i.e. approximately 100% of our share capital on the date of the 2025 Annual General Meeting, will provide us with sufficient flexibility in pursuing our strategic objectives. In particular, the implementation of this authorization could provide us quick access to sources of financing, in a similar manner to our U.S. competitors, and allow us to respond quickly to changes in market conditions.

The issue price of Ordinary Shares that may be issued under the scope of this delegation of powers will be set by the Board of Directors and must be at least equal to at the discretion of the Board of Directors or the Chief Executive Officer either:

•

the closing price of the Company’s shares on the regulated market Euronext Paris during the last trading session prior to the date on which the issue price is set, possibly reduced by a maximum discount of 15%, or

•

the volume-weighted average of the Company’s share price on the regulated market of Euronext Paris over a period determined by the Board of Directors of between one to five consecutive trading sessions chosen from among the last 30 trading sessions preceding the setting of the issue price, possibly reduced by a maximum discount of 15%.

The shareholders are asked to waive shareholders’ preferential subscription rights to the Ordinary Shares and securities that would be issued by virtue of this delegation, and to reserve this subscription for the following category of persons:

•

any credit institution, any investment service provider, French or foreign, or any foreign institution with an equivalent status, intervening within the framework of an ATM Program set up by the Company (or any equity financing program of the same nature which would replace it) and providing, within this framework, for the subscription of securities issued by the Company.

The Board of Directors shall be granted the power to determine the precise list of beneficiaries of such issues reserved within such category or categories of persons and the number of securities to be allocated to each of them.

The Board of Directors would not, without the prior authorization of the General Meeting, make use of this delegation as from the filing by a third party of a draft public offer for the Company’s shares until the end of the offer period.

This delegation of authority would be granted for an 18-month period.

This delegation supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of May 16, 2024, in its twenty-fifth resolution.

For the full text of Proposal No. 26, please see Annex A.

Vote Required

Proposal No. 26 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the 2025 Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 26.

PROPOSAL NO. 27:

DELEGATION OF AUTHORITY TO BE GRANTED TO THE BOARD OF DIRECTORS, IN THE CASE OF A CAPITAL INCREASE WITH EXISTING SHAREHOLDERS’ PREFERENTIAL SUBSCRIPTION RIGHTS MAINTAINED OR WAIVED, TO INCREASE THE NUMBER OF SHARES TO BE ISSUED IN THE EVENT OF EXCESS DEMAND FOR SUBSCRIPTIONS

The purpose of this Resolution 27 is to allow the Board of Directors to grant a customary over-allotment option for any issuance pursuant to the twenty-first, twenty-second, twenty-third, twenty-fourth, twenty-fifth and twenty-sixth resolutions above. Any share capital increase pursuant to this delegation would be at the same price as, and limited to a maximum of 15% of, the initial issuance, which is a standard level for over-allotment options, as per market practice.

For the full text of Proposal No. 27, please see Annex A.

This delegation of authority would be granted for a 26-month period (except for the 24th, 25th and 26th resolutions, for which this delegation is valid for an 18-months period).

This delegation supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of May 16, 2024, in its twenty-sixth resolution.

Vote Required

Proposal No. 27 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the 2025 Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 27.

PROPOSAL NO. 28:

DELEGATION TO BE GRANTED TO THE BOARD OF DIRECTORS TO INCREASE THE CAPITAL BY MEANS OF THE ISSUE OF ORDINARY SHARES AND/OR SECURITIES GIVING ACCESS TO THE CAPITAL, UP TO THE LIMIT DETERMINED BY APPLICABLE LAWS AND REGULATIONS, IN CONSIDERATION FOR CONTRIBUTIONS IN KIND OF EQUITY SECURITIES OR SECURITIES GIVING ACCESS TO THE CAPITAL

The purpose of Resolution 28 is to allow the Board of Directors to increase the share capital in consideration for contributions in kind of equity securities or securities giving access to the capital.

The maximum nominal amount of share capital increases to be completed, immediately or in the future, may not exceed 20% of the share capital of the Company on the date of the decision to increase the share capital by the Board. This limit is set without taking into account the par value of the ordinary shares to be issued, if applicable, in relation to adjustments carried out in order to protect the rights of holders of securities and other rights giving access to capital, in accordance with legal and regulatory requirements as well as applicable contractual provisions.

The nominal amount of any share capital increase that may be carried out in application of this resolution will be deducted from the overall limit set forth in Resolution 31 below.

This delegation of authority would be granted for a 26-month period.

This delegation supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of May 16, 2024, in its twenty-seventh resolution.

For the full text of Proposal No. 28, please see Annex A.

Vote Required

Proposal No. 28 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the 2025 Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 28.

PROPOSAL NO. 29:

DELEGATION OF AUTHORITY TO BE GRANTED TO THE BOARD OF DIRECTORS FOR THE PURPOSE OF DECIDING ON ANY OPERATION OF MERGER-ABSORPTION, DEMERGER, OR PARTIAL CONTRIBUTION OF ASSETS

Article L. 236-9 of the French Commercial Code provides that (i) the extraordinary shareholders meeting of the acquiring company may delegate to the board of directors its competence in making decisions relating to a merger for a period that cannot exceed 26 months and (ii) the extraordinary shareholders meeting of the acquiring company may determine the merger and grant to the board of directors the power to set definitive terms and conditions of such merger for a period that cannot exceed five years.

Pursuant to Resolution 29 and in accordance with the amended Article L. 236-9 of the French Commercial Code, we are asking shareholders to (i) delegate authority to the board of directors of the Company to decide on any merger-absorption, split or partial contribution of assets and (ii) grant to the board of directors full powers to implement this delegation, in accordance with the provisions set forth in French Laws and the by-laws of the Company, for the purpose of deciding all terms of any transaction that would be decided under this delegation.

If an operation by the board of directors pursuant to this delegation requires an increase in the Company’s share capital, it must be carried out within the limits set forth in Resolution 29 (i.e., the maximum nominal amount of share capital increases to be completed pursuant to Resolution 29, immediately or in the future, may not exceed 5% of the share capital of the Company on the date of the decision to increase the share capital by the Board).

We are asking shareholders to approve Resolution 29 because this authorization granted to the Board would facilitate any potential external growth by paying all or part of the price with our securities, and we believe that shareholders’ approval in these circumstances is often a cumbersome process and could create uncertainty with respect to the ability to consummate such a transaction. Additionally, we believe that the process of submitting such a transaction for shareholders’ approval could prevent us from seizing opportunities in a timely manner. The delegation provided for in Resolution 29 is intended to simplify the merger-absorption process.

This delegation of authority would be granted for a 26-month period.

This delegation supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of May 16, 2024, in its twenty-eighth resolution.

For the full text of Proposal No. 29, please see Annex A.

Vote Required

Proposal No. 29 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the 2025 Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 29.

PROPOSAL NO. 30:

DELEGATION OF AUTHORITY TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES GIVING, AS THE CASE MAY BE, ACCESS TO ORDINARY SHARES OR TO THE ALLOCATION OF DEBT SECURITIES (OF THE COMPANY OR OF A GROUP COMPANY), AND/OR SECURITIES GIVING ACCESS TO ORDINARY SHARES (OF THE COMPANY OR OF A GROUP COMPANY), IN THE CONTEXT OF AN OPERATION OF MERGER, DEMERGER OR PARTIAL CONTRIBUTION OF ASSETS DECIDED BY THE BOARD OF DIRECTORS PURSUANT TO THE DELEGATION REFERRED TO IN THE TWENTHY-NINTH RESOLUTION

Subject to the adoption by shareholders of Resolution 29, we are asking our shareholders to adopt Resolution 30 and in accordance with Articles L. 225-129 to L. 225-129-5 and L. 228-91 of the French Commercial Code, we are asking our shareholders to delegate to the Board of Directors the authority to decide to issue, on one or more occasions, ordinary shares of the Company and/or any type of securities giving access, by any means, immediately and/or in the future, to ordinary shares of the Company, in compensation for contributions in kind granted to the Company as part of any merger, demerger or partial contribution of assets decided by the board of directors pursuant of the delegation granted under Resolution 31, such shares conferring the same rights as existing shares said shares conferring the same rights as old shares subject to their date of use.

The securities issued pursuant to this delegation may consist of debt securities or be related to the issue of such debt securities or permit the issue as intermediate securities.

We are also asking our shareholders to waive, to the benefit of the shareholders of the absorbed company or the contributing company, any preferential subscription right attached to the ordinary shares or securities to be issued.

The maximum nominal amount of share capital increases to be completed, immediately or in the future, may not exceed 10% of the share capital of the Company on the date of the decision to increase the share capital by the Board. This limit is set without taking into account the par value of the ordinary shares to be issued, if applicable, in relation to adjustments carried out in order to protect the rights of holders of securities and other rights giving access to capital, in accordance with legal and regulatory requirements as well as applicable contractual provisions.

The nominal amount of any share capital increase that may be carried out in application of this resolution will be deducted from the overall limit set forth in Resolution 31 below.

The nominal amount of all issuances of debt securities to be completed giving access to the Company’s share capital will not exceed EUR 200,000,000 (or the corresponding value of this amount for an issuance in a foreign currency). This amount will be increased, if applicable, for any redemption premium above nominal value and will be deducted from the overall limit set forth in Resolution 31 below. This limit does not apply to securities the issuance of which is decided or authorized by the board of directors in accordance with Article L. 228-40 of the French Commercial Code.

We are asking that the board of directors be granted all powers to decide and acknowledge completion of the share capital remunerating the transaction, charge on the premium, as the case may be, the fees and charges generated by the share capital increase, to deduct on the premium, if it deems it useful, the necessary amounts for the allocation of the legal reserve, to amend the Company’s by-laws, to take any decision in relation to the admission of the securities issued hereby to trading to Euronext, and, do everything that is required.

This delegation of authority would be granted for a 26-month period.

This delegation supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of May 16, 2024, in its twenty-ninth resolution.

For the full text of Proposal No. 30, please see Annex A.

Vote Required

Proposal No. 30 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the 2025 Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 30.

PROPOSAL NO. 31:

OVERALL LIMIT ON THE MAXIMUM AUTHORIZED AMOUNTS SET UNDER THE 22ND, 23RD, 24TH, 25TH, 26TH, 28TH AND 30TH RESOLUTIONS

The Board proposes that the shareholders set the total par value of any shares that may be issued under the 22nd, 23rd, 24th, 25th, 26th, 28th and 30th Resolutions, at EUR13.694.887, i.e. approximately 100% of our share capital on the date of the 2025 Annual General Meeting. To this limit will be added, if applicable, the par value of any capital increase required to preserve, in accordance with the law and, if applicable, any contractual stipulations providing for other adjustments, the rights of the holders of rights or transferable securities giving access to the Company’s capital. The maximum nominal amount of debt securities that may be issued pursuant to this authorization is EUR200,000,000 (or the equivalent of this amount in the event of an issue in another currency).

We believe that this amount strikes the correct balance between protecting our existing shareholders and providing the Company with the financial flexibility necessary to accomplish its strategic goals, and in line with the flexibility available to comparable U.S. companies.

For the full text of Proposal No. 31 please see Annex A.

Vote Required

Proposal No. 31 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the 2025 Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 31.

PROPOSAL NO. 32:

DELEGATION OF AUTHORITY TO BE GRANTED TO THE BOARD OF DIRECTORS TO INCREASE THE CAPITAL BY MEANS OF THE INCORPORATION OF RESERVES, PROFITS AND/OR PREMIUMS

The purpose of resolution 32 is to allow the Board of Directors to increase the share by means of the incorporation into capital of reserves, profits, premiums or other amounts admitted for capitalization, by the issue and free share allocation or by raising the face value of existing Ordinary Shares or combining these two methods.

The total par value of any Ordinary Shares or securities giving access to Ordinary Shares that may be issued under this delegation may not exceed EUR6,847,443, i.e. approximately 50% of our share capital on the date of the 2025 Annual General Meeting.

This delegation of authority would be granted for a 26-month period.

This delegation supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of May 16, 2024, in its thirty-first resolution.

For the full text of Proposal No. 32, please see Annex A.

Vote Required

Proposal No. 32 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the 2025 Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 32.

PROPOSAL NO. 33:

DELEGATION OF AUTHORITY TO BE GRANTED TO THE BOARD OF DIRECTORS TO INCREASE THE SHARE CAPITAL BY THE ISSUE OF ORDINARY SHARES AND/OR SECURITIES GRANTING ACCESS TO THE CAPITAL, WITH PRE-EMPTIVE SUBSCRIPTION RIGHTS WAIVED IN FAVOR OF THE MEMBERS OF A COMPANY SAVINGS PLAN PURSUANT TO ARTICLES L. 3332-18 ET SEQ. OF THE FRENCH LABOR CODE

Under the provisions of Articles L. 225-129 et seq. and L. 225-138-1 of the French Commercial Code and the provisions of Articles L. 3332-1 et seq. of the French Labor Code, the Board of Directors is required to submit for approval by the shareholders a resolution to authorize the Board of Directors to increase the share capital through the issuance of shares and securities for the benefit of employees who are members of a Company savings plan (plan d’épargne groupe).

The aggregate nominal amount of share capital increases that would be carried out pursuant to this delegation of authority would not exceed 2% of the share capital at the date of this Annual General Meeting (this amount is separate to any other maximum amounts set by other authorizations relating to capital increases).

The price of any shares to be issued under this delegation may not be more than 30% (or 40% if the vesting period stipulated by the scheme pursuant to Articles L. 3332-25 and L. 3332-26 of the French Labor Code is greater than or equal to ten years) below the average opening price of our Ordinary Shares for the 20 trading days prior to the decision setting the date for the opening of subscriptions, nor may it be higher than this average.

Under the conditions set forth in Articles L. 3332-18 to L. 3332-23 of the French Labor Code, the Board of Directors would determine the issue price of the newly created shares or securities granting access to the share capital. For the benefit of the members of a company savings plan (plan d’épargne entreprise), the shareholders’ preferential subscription right to the shares or securities would be eliminated.

However, approving this resolution will enable our Board of Directors to adopt such a company savings plan if it determines in the future that such a plan is appropriate to strengthen employee retention and further align employee and shareholder interests.

This delegation of authority would be granted for a 26-month period.

This delegation supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of May 16, 2024, in its thirty-second resolution.

For the full text of Proposal No. 33, please see Annex A.

Vote Required

Proposal No. 33 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the 2025 Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 33.

PROPOSALS NOS. 34 TO 36:

EQUITY RESOLUTIONS

The following is an overview of the equity plan-related proposals being submitted for the approval of our shareholders, which are described in more detail below.

Pursuant to Resolution 33 of the General Meeting of May 16, 2024, our shareholders authorized the Board of Directors to grant share warrants. As such authorization shall expire on November 16, 2025, in order to continue our equity compensation program beyond such date, pursuant to Resolution 34 below, we are requesting that our shareholders renew their prior authorization to the Board of Directors to grant, share warrants for the 18-month period following the date of the 2025 Annual General Meeting.

Pursuant to Resolutions 34 and 35 of the General Meeting of May 16, 2024, our shareholders authorized the Board of Directors to grant, respectively, (i) stock options to subscribe for or purchase Ordinary Shares, and (ii) free Ordinary Shares. As such authorizations will expire on November 16, 2025, in order to continue our equity compensation program beyond such date, pursuant to Resolutions 35 and 36 below, we are requesting that our shareholders renew their prior authorization to the Board of Directors to grant, respectively, stock options, and free Ordinary Shares for the 18-month period following the date of the 2025 Annual General Meeting.

PROPOSAL NO. 34:

DELEGATION OF AUTHORITY TO BE GRANTED TO THE BOARD OF DIRECTORS TO ISSUE STOCK WARRANTS (BSA), SUBSCRIPTION AND/OR ACQUISITION OF NEW AND/OR EXISTING STOCK WARRANTS (BSAANE) AND/OR SUBSCRIPTION AND/OR ACQUISITION OF NEW AND/ OR EXISTING REDEEMABLE STOCK WARRANTS (BSAAR) WITH PRE-EMPTIVE SUBSCRIPTION RIGHTS WAIVED IN FAVOR OF A CATEGORY OF PERSONS

Our Board of Directors recommends the approval of this delegation of authority to grant warrants in order to ensure the Company can attract, recruit and compensate independent directors and consultants competitively by providing for customary compensatory grants to our existing and future non-employee directors.

To continue to attract and retain highly talented directors with deep industry knowledge and experience, we must be able to offer our directors compensation in line with market standards, which include an equity-based component. However, pursuant to French law, non-employee directors may not be granted stock options or free shares. As a result, the right to subscribe for BSAs is a key element of our current non-employee directors compensation.

This delegation of authority is critical to our business strategy because it enables us to continue issuing BSAs, which is vital to our ability to attract and retain highly talented directors, compete with compensation arrangements provided by our U.S.-based peers and strengthen the alignment of our directors’ interests with those of our shareholders.

We are also seeking authorization to grant BSAs to persons bound to the Company or one of its subsidiaries by a consultancy agreement who, pursuant to French law, cannot be granted stock options or free shares. In certain circumstances, it is important for the Company to be able to offer a long-term compensation element to such persons in order to engender loyalty in our highly competitive industry and align their incentives with the long-term interests of our shareholders.

The Board proposes the shareholders delegate to the Board of Directors, for a period of 18 months its competence to proceed, on one or more occasions, in the proportions and at the time it deems appropriate, both in France and abroad, with the issue of new stock warrants (BSA), subscription and/or acquisition of new and/or existing stock warrants (BSAANE) and/or subscription and/or acquisition of new and/or existing redeemable stock warrants (BSAAR) with cancellation of preferential subscription rights reserved for the categories of persons defined below.

The total nominal amount of shares to which the warrants issued pursuant to this delegation give entitlement may not exceed 0.5% of the share capital on the date of the allocation decision. To this maximum amount will be added, as necessary, the nominal amount of the capital increase necessary to preserve the rights of the holders of rights or securities giving access to the Company’s capital, pursuant to the law, and where applicable, the contractual stipulations providing for other forms of preservation. This maximum amount is separate from all maximum amounts set by the other resolutions of this Annual General Meeting.

The issue price of the warrant will be fixed by the Board of Directors. In the event of assignment to non-executive directors, the warrant issue price will coincide with its market value.

The subscription and/or acquisition price of the shares acquired by exercising the warrants shall be at least equal to the average closing price of DBV Technologies’ shares for the 20 trading sessions preceding the decision to issue the warrants, if applicable, less the warrant issue price.

Approval of this proposal eliminates the preferential subscription rights of shareholders to the BSAs, BSAANEs and BSAARs to be issued, to the benefit of the following categories of persons: corporate officers, scientific committee members, employees of the company and persons associated with the company and the French or foreign companies related to the company, via a service agreement or as a consultant, in accordance with Article L.225-180 of the French Commercial Code.

This delegation means that the shareholders waive their pre-emptive rights to shares that may be issued by the exercising of warrants to the holders of BSAs, BSAANEs and/or BSAARs.

The Board cannot, unless authorized in advance by the Annual General Meeting, make use of this delegation in a period public offering initiated by a third party targeting the securities of the Company until the end of the offering period.

The Board of Directors shall be granted all necessary powers, under the terms set by the law and stipulated above, to issue BSAs, BSAANEs and/or BSAARs and in particular to:

•

set the specific list of beneficiaries within the categories of persons defined above, the nature and number of warrants to be allocated to each beneficiary, the number of shares to which each warrant shall give entitlement, the issue price of the warrants and the subscription and/or acquisition price of the shares to which the warrants give entitlement under the terms outlined above, the terms and deadlines for the subscription and exercise of the warrants, the associated adjustment mechanisms and more generally, all terms and conditions with respect to the issue;

•	prepare an additional report describing the final terms and conditions of the transaction;

•	conduct the necessary share acquisitions within the framework of the share buyback program and to allocate them via the allocation plan;

•	record the completion of the capital increase resulting from the exercising of the BSAs, BSAANEs and/or BSAARs and to amend the Bylaws accordingly;

•

at its sole discretion, impute the cost of the capital increase to the amount of the associated premiums and deduct the necessary sums from this amount to bring the statutory reserve to one tenth of the new share capital after each increase;

•

delegate, under the conditions provided for by law, the powers required to enact the capital increase, and to delay the capital increase, within the limits and according to the terms and conditions previously set by the Board of Directors;

•	and more generally, perform all tasks required in similar matters.

The validity of this delegation is set at 18 months from the date of the 2025 Annual General Meeting.

Description of Principle Features of the BSAs

Pursuant to SEC rules, we are providing the following description of the material terms of the BSA awards we expect to be included in our BSA award agreement letters.

Type of Awards. BSAs are granted at fair market value and entitle a holder to exercise the warrant for the underlying vested Ordinary Shares at an exercise price per share determined by the Board of Directors based and shall be at least equal to the average closing price of our Ordinary Shares for the 20 trading days preceding the decision to issue the warrants, if applicable, less the warrant issue price. We use BSAs as part of our compensation for non-employee directors and consultants.

Administration. Subject to shareholder approval of this Proposal No. 34, the Board of Directors will determine the recipients, dates of grant and exercise price of BSAs, the number of BSAs to be granted and the terms and conditions of the BSAs, including the period of their exercisability and their vesting schedule.

Governing Law. The BSAs are governed by the laws of France.

Certain Federal Income Tax Consequences for U.S. holders. In general, no taxable income is realized by a participant upon the grant of a BSA. Rather, at the time of exercise of the BSA, the participant will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of the Ordinary Shares purchased over the sum of (a) the exercise price and (b) the subscription price paid at grant. The participant’s tax basis in any Ordinary Shares received upon exercise of a BSA will be the fair market value of the Ordinary Share on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

New Plan Benefits

The benefits or amounts that will be awarded or allocated under the delegation of authority to grant BSAs are not determinable at this time because the number of shares underlying BSA awards depends on the Company’s stock price, which cannot be predicted, the fair market value, the decision of directors of whether to subscribe for the BSA awards and the exercise of discretion by our Board of Directors.

This delegation supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of May 16, 2024, in its thirty-third resolution.

For the full text of Proposal No. 34 please see Annex A.

Vote Required

Proposal No. 34 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the 2025 Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 34.

PROPOSAL NO. 35:

AUTHORIZATION TO BE GRANTED TO THE BOARD OF DIRECTORS TO ALLOCATE FOR FREE SHARES TO MEMBERS OF STAFF AND/OR CERTAIN CORPORATE OFFICERS OF THE COMPANY

Under French law, our Board of Directors must have a specific delegation of authority from shareholders to increase the Company’s share capital by issuing free Ordinary Shares.

If approved, the new authorization to grant free shares options will supersede the authorization to grant free shares. The renewal of this authority is fundamental to our business strategy because it enables us to continue issuing free shares as necessary to attract and retain the high-quality executives and key employees that are critical to our success, while aligning employee interests with those of shareholders. For a detailed discussion of our executive compensation policy and objectives, see “Executive Compensation” elsewhere in this proxy statement.

Because we are a Nasdaq-listed company and considered a U.S. domestic registrant under SEC rules, our shareholders continue to benefit from the protections afforded to them under the rules and regulations of the Nasdaq and SEC, including those rules that limit our ability to issue shares in specified circumstances. In addition, we follow U.S. capital markets and governance standards to the extent permitted by French law and emphasize that this authorization is required as a matter of French law and is not otherwise required for other U.S. companies listed on the Nasdaq with which we compete.

The Board then proposes the shareholders authorize the Board of Directors, for a period of 18 months, to allocate existing or future Ordinary Shares in the Company, reserved for:

•	members of staff of the company or companies or economic interest groups that are directly or indirectly related to it as defined by Article L. 225-197-2 of the French Commercial Code;

•	and/or corporate officers who meet the conditions set out in Article L. 225-197-1 of the French Commercial Code.

The total number of shares that can be assigned free of charge pursuant to this authorization will not exceed 2% of the share capital on the date of the allocation decision. This limit will exclude, if applicable, the par value of any capital increase required to preserve the rights of the beneficiaries of bonus share awards in the event of transactions involving the Company’s capital during the vesting period.

The allocation of shares to beneficiaries will become definitive after a vesting period to be determined by the Board of Directors, which may not be less than one year.

Beneficiaries shall, where applicable, be required to hold these shares for a period, set by the Board of Directors, at least equal to that necessary to ensure that the cumulative duration of the vesting and, where applicable, holding periods cannot be less than two years.

By way of exception, final allocation will take place before the end of the vesting period in the event that the beneficiary is classified as disabled under the second and third categories set out in Article L. 341-4 of the French Social Security Code.

All powers are granted to the Board of Directors:

•

to decide to issue shares and/or securities and to determine their characteristics, determine the amount to be issued, the issue price and the amount of the premium that can, if applicable, be demanded at issue, the terms and conditions of their subscription and payment and their date of entitlement to dividends, and to determine the dates and terms of issue, the nature, number and characteristics of the shares and/or securities to be created and issued;

•

in the event of the issue of stock warrants, to determine the number and characteristics of such warrants and to decide, if it deems appropriate, on terms and conditions to be determined by it, that the warrants may be redeemed or repurchased, or that they shall be allocated free of charge to the shareholders in proportion to their interest in the share capital;

•

more generally, to determine the characteristics of all securities and, in particular, the terms and conditions for the allotment of shares, the duration of loans that may be issued in the form of bonds, whether they are subordinated or not, the currency of issue, the terms of repayment of the principal, with or without premium, the terms and conditions of redemption and, where applicable, of purchase, exchange or early redemption, the interest rate, whether fixed or variable, and the date of payment ; the remuneration may include a variable portion calculated by reference to factors relating to the Company’s business and results and a deferred payment in the absence of distributable profits;

•	if applicable, to suspend the exercise of rights attached to the securities issued, for up to three months in accordance with legal and regulatory provisions;

•	at its sole discretion, to charge the costs of the capital increase against the amount of the related premiums and deduct the necessary sums from this amount to fund the legal reserve;

•	to determine and make all adjustments to take into account the impact of transactions on the Company’s capital or shareholders’ equity;

•	to record each share capital increase and make the corresponding amendments to the by-laws;

•

generally, to enter into any agreements, take all measures and complete any formalities required for the issue and for the financial administration of the securities issued pursuant to this delegation and for the exercise of any attached rights and, more generally, perform all tasks required in this regard.

This authorization shall imply that shareholders waive their pre-emptive rights to subscribe to newly issued shares through the capitalization of reserves, share premium and profits.

Description of Principle Features of the Free Shares

Pursuant to SEC rules, we are providing the following description of the material terms of the free shares awards we expect to be included in our free shares award agreement letters.

Type of Awards. The 2025 free share plan is expected to provide for the grant of free shares to our employees and employees of any company or group in which we hold, directly or indirectly, 10% or more of the share capital or voting rights as of the date of grant. Participants in the 2025 free share plan are determined at the discretion of the Board of Directors subject to the terms of the 2025 free share plan.

Shares available. The total number of shares that can be assigned free of charge pursuant to this authorization will not exceed 2% of the share capital on the date of the allocation decision.

Administration. Subject to shareholder approval of this Proposal No. 35, the Board of Directors is expected to have the authority, in its discretion, to determine (i) the terms, conditions and restrictions applicable to free shares (which need not be identical) to any participant and any shares acquired pursuant to such grant and (ii) whether, to what extent, and under what circumstances an award of free shares may be settled, canceled, forfeited, exchanged or surrendered.

Vesting; Holding Period. Free shares are expected to vest at the times and upon the conditions that our Board of Directors may determine, as reflected in an applicable award grant letters and the 2025 free share plan, subject to waiver and release by our Board of Directors in its sole discretion. Awards of free shares granted under the 2025 free share plan generally are expected to vest on the basis of continued employment through the end of the vesting period and may require the satisfaction of performance conditions to be determined by the Board of Directors.

Equitable Adjustments. In the event certain changes occur our capitalization such as (i) an amortization or reduction of our share capital, (ii) a change to the allocation of our profits, (iii) a distribution of our free shares, (iv) the capitalization of reserves, profits, issuance premiums or (v) an issuance of shares or securities giving right to shares to be subscribed for in cash or by set-off of existing indebtedness offered exclusively to all our then-existing shareholders, the Board of Directors is expected to have the ability to adjust the maximum number of shares or take other such action as may be provided in Article L. 228-99 of the French Commercial Code.

Governing Law. The free shares are governed by the laws of France.

Certain Federal Income Tax Consequences For U.S. Taxpayers

The following is a summary of certain U.S. federal income tax consequences of an award of free shares granted under the 2025 free share plan, the material terms of which are discussed above. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change. The summary discusses only U.S. federal income tax laws and does not discuss any state or local or non-U.S. tax laws that may be applicable.

In general, the grant of an award of free shares will not result in U.S. taxable income for a U.S. taxpayer- recipient or in a U.S. tax deduction for DBV Technologies. Upon the vesting of the shares (or, if earlier, upon the timely filing of an election under Section 83(b) of the U.S. Internal Revenue Code of 1986, as amended), the U.S. participant will recognize ordinary income equal to the fair market value of the shares on the vesting date, subject to withholding for employees or former employees, and DBV Technologies (or the surviving corporation following a change in control) generally will be entitled to a tax deduction at the same time and in the same amount. If the shares are later sold or exchanged, then the difference between the amount recognized upon vesting and the sale or exchange value of such shares will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

New Plan Benefits

Awards of free shares are within the discretion of our Board of Directors. As a result, the benefits or amounts that will be awarded or allocated thereunder are not determinable at this time.

This delegation, for the part not used, if applicable, supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of May 16, 2024, in its thirty-fourth resolution.

For the full text of Proposal No. 35, please see Annex A.

Vote Required

Proposal No. 35 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the 2025 Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 35.

PROPOSAL NO. 36:

AUTHORIZATION TO BE GRANTED TO THE BOARD OF DIRECTORS TO GRANT SHARE SUBSCRIPTION AND/OR PURCHASE OPTIONS (STOCK OPTIONS) TO MEMBERS OF STAFF AND/OR CERTAIN CORPORATE OFFICERS OF THE COMPANY OR RELATED COMPANIES OR ECONOMIC INTEREST GROUPS

Under French law, our Board of Directors must have a specific delegation of authority from shareholders to increase the Company’s share capital by issuing Ordinary Shares in the form of stock options.

As a result, the shareholders are asked to grant the Board of Directors the authority to issue and grant stock options, each representing a right to receive one Ordinary Share.

The renewal of this authority is fundamental to our business strategy because it enables us to continue granting options as necessary to attract and retain the high-quality executives and key employees that are critical to our success, while aligning executive and employee interests with those of shareholders. For a detailed discussion of our executive compensation policy and objectives, see “Executive Compensation” elsewhere in this proxy statement.

Because we are a Nasdaq-listed company and considered a U.S. domestic registrant under SEC rules, our shareholders continue to benefit from the protections afforded to them under the rules and regulations of the Nasdaq and SEC, including those rules that limit our ability to issue shares in specified circumstances. In addition, we follow U.S. capital markets and governance standards to the extent permitted by French law and emphasize that this authorization is required as a matter of French law and is not otherwise required for other U.S. companies listed on the Nasdaq with which we compete.

The Board then proposes the shareholders authorize the Board of Directors, for a period of 18 months, to grant the beneficiaries indicated below, on one or more occasions, options giving access to new shares in the company to be issued in respect of a capital increase or to the purchase of existing shares in the company as a result of buybacks carried out under the terms set by law.

The beneficiaries of these options may only be:

•

firstly, some or all members of staff, or certain categories of staff and where appropriate, those companies or economic interest groups related to it under the conditions of Article L. 225-180 of the French Commercial Code; or

•	secondly, corporate officers who meet the conditions set out in Articles L22-10-58 and L. 225-185 of the French Commercial Code.

The total number of options that may be granted by the Board of Directors under this authorization may not grant entitlement to subscribe to or purchase more than 7.5% of the share capital on the date of the allocation decision. To this amount will be added, as necessary, the par value of any capital increase necessary to preserve the rights of the beneficiaries of the options in the event of transactions involving the Company’s capital, pursuant to the law and, if applicable, any contractual stipulations providing for other forms of preservation.

The subscription and/or acquisition price of the shares to be paid by the beneficiaries will be set on the day the options are granted by the Board of Directors in accordance with the regulations in effect and must not be less than the average opening price of the shares for the twenty trading days prior to the grant decision.

No options may be granted during the blackout periods set out in the regulations.

This authorization includes, in favor of the beneficiaries of options giving access to shares, an express waiver by shareholders of their pre-emptive rights to subscribe to the shares that will be issued as and when the options are exercised.

Approval of this proposal delegates all powers to the Board of Directors to set the other terms and conditions for the granting of options and their exercise, in particular to:

•

determine the conditions under which the options shall be granted and to draft the list or categories of beneficiaries as scheduled above; to determine, where appropriate, the seniority and performance conditions that must be met by these beneficiaries; to determine the conditions under which the price and number of shares must be adjusted, particularly in the presumptions set out under Articles R. 225-137 to R. 225-142 of the French Commercial Code;

•	define the exercise period(s) for the options granted, with the understanding that the term of the options may not exceed a period of ten years from the grant date;

•

provide the option to temporarily suspend the exercise of options for a maximum period of three months in the event that financial transactions are performed involving the exercise of a right attached to shares;

•	if applicable, conduct the necessary share acquisitions within the framework of the share buyback program and to allocate them via the option plan;

•

proceed with all acts and formalities required to make final those capital increases that may, if necessary, be performed pursuant to the authorization granted by this resolution; amend the by-laws accordingly and generally to do whatever is necessary; or

•

at its own discretion and if it sees fit, impute the cost of increases in share capital to the amount of the associated premiums and deduct the necessary sums from this amount to bring the statutory reserve to one tenth of the new share capital after each increase.

Description of Principle Features of the Stock Options

Pursuant to SEC rules, we are providing the following description of the material terms of the stock option awards we expect to be included in our stock options award agreement letters.

Type of Awards. Stock options may be granted to any individual employed by us or by any affiliated company under the terms and conditions of an employment contract. Employee share options may also be granted to the chairman of our Board of Directors, our chief executive officer and our deputy chief executive officers, if any. Participants in the 2025 stock option plan are determined at the discretion of the Board of Directors subject to the terms of the 2025 stock option plan.

Stock Options are granted at fair market value and entitle a holder to exercise the option for the underlying vested Ordinary Shares at an exercise price per share determined by the Board of Directors based and shall be not less than the average opening price of DBV Technologies shares for the 20 trading days preceding the decision to issue the stock options (or, for U.S. taxpayers, at no less than the fair market value of DBV Technologies shares on the date of grant).

Shares available. The total number of options that may be granted by the Board of Directors under this authorization may not grant entitlement to subscribe to or to purchase more than 7.5% of the share capital on the date of the allocation decision. Under French law, the maximum number of shares issuable upon the exercise of outstanding stock options may not exceed one-third of the outstanding share capital on a non-diluted basis as of the date of grant.

Administration. Our Board of Directors has the authority to administer the 2025 stock option plan. Subject to the expected terms and conditions of the 2023 stock option plan, our Board of Directors determines the recipients, dates of grant, exercise prices, number of Ordinary Shares underlying and the terms and conditions of the stock options, including their periods of exercisability and their vesting schedules.

The Board of Directors has the authority to amend or modify employee share options outstanding under the delegation under this Proposal No. 36, including in particular the authority to extend the post-termination exercise period of the options, subject to the written consent of the optionees holding such options, if such amendments or modifications impair the rights of the optionees.

Vesting; Holding Period. Stock options are expected to vest at the times and upon the conditions that our Board of Directors may determine, as reflected in an applicable award grant letters and the 2025 stock option plan, subject to waiver and release by our Board of Directors in its sole discretion. Awards of stock options granted under the 2025 stock option plan generally are expected to vest on the basis of continued employment or presence through the end of the vesting period and may require the satisfaction of performance conditions to be determined by the Board of Directors.

Equitable Adjustments. In the event of the carrying out by the company of any of the financial operations pursuant to Article L. 225-181 of the French Commercial Code as follows: (i) amortization or reduction of share capital, (ii) a change to the allocation of profits, (iii) a distribution of free shares, (iv) capitalization of reserves, profits or issuance premiums, (v) a distribution of reserves, or (vi) an issuance of shares or securities giving right to shares to be subscribed for in cash or by set-off of existing indebtedness offered exclusively to shareholders, the Board of Directors will take the required measures to protect the interest of the optionees in the conditions set forth in Article L. 228-99 of the French Commercial Code.

Governing Law. The stock options are governed by the laws of France.

U.S. Tax Limitations on incentive stock options. The aggregate fair market value, determined at the time of grant, of our Ordinary Shares issuable under incentive stock options that are exercisable for the first time by an optionee during any calendar year under all of our Stock Option Plans may not exceed $100,000. Stock options, or portions thereof, that exceed such limit will generally be treated as non-statutory share options. No incentive stock option may be granted to any person who, at the time of the grant, owns or is deemed to own shares possessing more than 10% of our total combined voting power or that of any of our affiliates unless (1) the exercise price is at least 110% of the fair market value of the shares subject to the stock options on the date of grant and (2) the term of the incentive stock option does not exceed five years from the date of grant.

Certain Federal Income Tax Consequences for U.S. Taxpayers

The following is a summary of certain U.S. federal income tax consequences of an award of employee share options granted under the delegation under this Proposal No. 36, the material terms of which are discussed above. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change. The summary discusses only U.S. federal income tax laws and does not discuss any state or local or non-U.S. tax laws that may be applicable.

Incentive Stock Options

An optionee does not recognize income for regular income tax purposes as a result of the grant or exercise of a stock option that qualifies as an incentive stock option under Section 422 of the Code. However, the exercise of an incentive stock option may result in the recognition of income for purposes of the alternative minimum tax imposed under the Code, as described below. If an optionee exercises the option and then later sells or otherwise disposes of the ordinary Shares acquired through the exercise of the option after both the two-year anniversary of the date the option was granted and the one-year anniversary of the date of exercise, the optionee will recognize a capital gain or loss equal to the difference between the sale price of the ordinary Shares and the exercise price, and we will not be entitled to any deduction for federal income tax purposes.

However, if the optionee disposes of such ordinary Shares on or before either the two-year anniversary of the date of grant or on or the one-year anniversary of the date of exercise (a “disqualifying disposition”), any gain up to the excess of the fair market value of the Ordinary Shares on the date of exercise over the exercise price generally will be taxed as ordinary income, unless the Ordinary Shares are disposed of in a transaction in which the participant would not recognize a loss (such as a gift). Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the Ordinary Shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

For purposes of the alternative minimum tax, the difference between the option exercise price and the fair market value of the ordinary Shares on the exercise date is treated as an adjustment item in computing the optionee’s alternative minimum taxable income in the year of exercise. In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the Ordinary Shares or provide certain basis adjustments or tax credits.

Non-Statutory Stock Options

An optionee generally recognizes no taxable income as the result of the grant of a non-statutory employee share option. However, upon exercising the option, the optionee normally recognizes ordinary income equal to the amount that the fair market value of the ordinary Shares on such date exceeds the exercise price. If the optionee is or was an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of the Ordinary Shares acquired by the exercise of a non-statutory stock option, any gain or loss (based on the difference between the sale price and the fair market value on the exercise date) will be taxed as capital gain or loss.

New Plan Benefits

Awards of stock options are within the discretion of our Board of Directors. As a result, the benefits or amounts that will be awarded or allocated thereunder are not determinable at this time.

This delegation supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of May 16, 2024, in its thirty-fifth resolution.

For the full text of Proposal No. 36, please see Annex A.

Vote Required

Proposal No. 36 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the 2025 Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 36.

PROPOSAL NO. 37:

RATIFICATION OF THE AMENDMENT TO ARTICLE 11 OF THE BYLAWS

The Board has amended the bylaws of the Company, at its meeting held on October 18, 2024, in order to align them with the new legislative provisions in force.

The article 11 of the bylaws has been modified in order to allow the Board of Directors to take decisions by written consultation.

We propose the shareholders ratify this amendment of the bylaws, in accordance with the legal provision in force.

For the full text of Proposal No. 37 please see Annex A.

Vote Required

Proposal No. 37 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the 2025 Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 37

PROPOSAL NO. 38:

AMENDMENT OF ARTICLE 13 OF THE COMPANY’S BYLAW TO SET THE AGE LIMIT FOR THE CHAIRMAN OF THE BOARD OF DIRECTORS AT 80 YEARS

The Board proposes that the shareholders amend article 13 of the bylaws to set the age limit for the chairman of the Board of Directors at 80 years, which shall henceforth read as follows :

“The Board of Directors elects a Chairman, who must be a private individual, from among its members, and determines their remuneration, in accordance with applicable law. The Chairman is appointed for a period that may not exceed the length of their term of office as a Director. They are eligible for re-election. The Board of Directors may dismiss the Chairman at any time. Any provisions to the contrary will be considered void.

No one aged 80 or over may be appointed as Chairman. If the incumbent Chairman reaches this age during a financial year, their duties will automatically end following the Ordinary General Meeting of Shareholders convened to approve the financial statements for that financial year.

The Chairman organizes and directs the work undertaken by the Board, and accounts for it at the General Meeting of Shareholders. They ensure that the Company’s bodies operate properly, and especially that the Directors are in a position to fulfill their assignment.”

For the full text of Proposal No. 38 please see Annex A.

Vote Required

Proposal No. 38 requires the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the 2025 Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 38

PROPOSAL NO. 39:

POWERS TO COMPLETE FORMALITIES

The Board proposes the shareholders grant all powers to the bearer of an original, a copy or an excerpt of the minutes of the 2025 Annual General Meeting to carry out all mandatory formalities with respect to registration and publication.

For the full text of Proposal No. 39 please see Annex A.

Vote Required

Proposal No. 39 requires the affirmative vote of a majority of the votes cast by the shareholders present in person, represented by proxy, or voting by mail at the 2025 Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL NO. 39.

UPDATE REGARDING PREVIOUSLY APPROVED REVERSE STOCK SPLIT

2024 ANNUAL GENERAL MEETING - 19TH RESOLUTION

At the 2024 Annual General Meeting, the Company’s shareholders approved the 19th resolution, which granted all powers to the Board of Directors, for a period of twelve month from the date of the 2024 Annual General Meeting, to implement a reverse split of the ordinary shares comprising the Company’s share capital so that ten (10) ordinary shares with a par value of €0.10 each shall be exchanged for one (1) new share with a par value of €1.00.

The reverse stock split was not implemented during the timeline given by the authorization, as the Company prioritized other strategic initiatives, including the capital raise announced in a press release issued on March 27, 2025. Given the structure of the financing and the potential of new securities to be issued in accordance with the terms of the financing, the Board of Directors does not anticipate contemplating a reverse stock split within 12 months following the 2025 Annual General Meeting, this matter is not being resubmitted for shareholder approval at this time.

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a Code of Business Conduct and Ethics, or the Code of Ethics, that is applicable to all of our employees, executive officers and directors. A copy of the Code of Ethics is available on our website at https://www.dbv-technologies.com/investor-relations/corporate-governance. Disclosure regarding any amendments to, or waivers from, provisions of the code of business conduct and ethics that apply to our directors, principal executive officer or principal financial officer will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of Nasdaq.

OTHER MATTERS

Fiscal Year 2024 Annual Report and SEC Filings

Our financial statements prepared in accordance with generally accepted accounting principles in the United States for our fiscal year ended December 31, 2024, are included in our Annual Report on Form 10-K, which we will mail to shareholders at the same time as this proxy statement. This proxy statement and our Annual Report are posted on the Investors section of our website at https://www.dbv-technologies.com/investor-overview/sec-filings/ and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report without charge by sending a written request to DBV Technologies S.A., Attention: Legal Department, 107 avenue de la République 92320 Châtillon, France.

*    *    *

Our Board of Directors knows of no other business which will be presented to the 2025 Annual General Meeting. If any other business is properly brought before the 2025 Annual General Meeting, proxies will be voted in accordance with the judgment of the persons named therein.

PREPARATORY DOCUMENTS - PROPOSALS OF SHAREHOLDERS -

QUESTIONS IN WRITING

The preparatory documents for the 2025 Annual General Meeting specified in Article R. 22-10-23 of the French Commercial Code are available online on the Company’s website (https://www.dbv-technologies.com) at the latest on the twenty-first day prior to the 2025 Annual General Meeting.

In addition, shareholders may ask the Company to send them the documents and information mentioned in Articles R. 225-81 and R. 225-83 of the French Commercial Code, up to and including the fifth day before the 2025 Annual General Meeting Annual General Meeting, preferably by e-mail to the following address: investors@dbv-technologies.com. The shareholders are invited to indicate in their request the e-mail address to which these documents may be sent to them so that the company may validly send the said documents by e-mail. Holders of bearer shares must provide proof of such status by sending a certificate of registration in an account.

Shareholders who requested that items or draft resolutions be included on the agenda must send to the Company, marked for the attention of legal department, a new certificate of ownership for the same accounts, by zero hour Paris time, of the second business day preceding the Annual General Meeting.

In accordance with Article R. 225-84 of the French Commercial Code, any shareholder may submit, to the Chairman of the Company’s Board of Directors, questions in writing until the fourth business day preceding the date of the 2025 Annual General Meeting, in this case until June 4, 2025, 11:59 p.m. Paris time. Such written questions must be preferably sent by electronic telecommunication to investors@dbv-technologies.com or by registered mail including a receipt confirmation form, addressed to the registered office. They must be accompanied by a certificate of account registration.

THE BOARD OF DIRECTORS

Châtillon, France,

May 15, 2025

Annex A

ENGLISH TRANSLATION OF FULL TEXT OF RESOLUTIONS TO BE VOTED ON AT THE 2025 ANNUAL GENERAL MEETING

Please note that because we are a French company, the full text of the resolutions included in this Annex A has been translated from French. In the case of any discrepancy between this version and the French version, the French version will prevail.

RESOLUTIONS SUBMITTED TO THE COMBINED SHAREHOLDERS’ MEETING OF JUNE 11, 2025

Within the authority of the Ordinary Shareholders’ Meeting:

First Resolution (Approval of the annual financial statements for the year ended December 31, 2024). – The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report on the financial year ended December 31, 2024, approves these annual financial statements as they were presented, which record a loss of 102,284,799.30 euros, as well as the transactions reflected in these accounts and summarized in these reports.

Second Resolution (Approval of the consolidated financial statements for the year ended December 31, 2024). – The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report on the consolidated financial statements as of December 31, 2024, approves these financial statements as they were presented, which record a loss (group share) of 114,123,369.34 dollars, as well as the transactions reflected in these accounts and summarized in these reports.

Third Resolution (Allocation of income for the year ended December 31, 2024). – The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, and having reviewed the Board of Directors’ report, decides to fully allocate the whole of the loss for the financial year ended December 31, 2024, totaling of 102,284,799.30 euros, to the “losses brought forward” line, which would result in a negative balance of 102,284,799.30 euros and notes pursuant to Article 243 of the French General Tax Code, that no distribution of dividends or income has occurred in the past three financial years.

Fourth Resolution (Allocation of the accumulated deficit to the “Additional paid-in capital”). – The General Meeting, acting in accordance with the quorum and majority requirements for ordinary meetings, and having considered the report of the Board of Directors:

•	notes that the retained earnings account show a debit balance of 102,284,799.30 euros after allocation of the result of the financial year ended December 31, 2024,

•

decides to charge 35,154,861.25 euros to the share premium account, which, before this charge, amounts to 35,154,861.25 euros, and consequently leaving a debit balance of 67,129,938.05 euros in the retained earnings account,

•	notes that, as a result of this charge, the share premium account has been cleared, and that the retained earnings account shows a debit balance of 67,129,938.05 euros.

Fifth Resolution (Approval of the agreement relating to the subscription of pre-funded warrants issued by the Company signed on March 27, 2025 between the Company and Baker Bros Advisors LP in accordance with Articles L.225-38 and seq. of the French Commercial Code). – The General Meeting acting in accordance with the quorum and majority requirements for ordinary meetings, and having reviewed the Board of Directors’ report the Statutory Auditors’ special report on regulated-party agreements, approves the agreement relating to the subscription of pre-funded warrants issued by the Company signed on March 27, 2025 between the Company and Baker Bros Advisors LP (acting on behalf of the funds and entities it manages) (Baker Bros Advisors) in accordance with Article L.225-38 and seq. of the French Commercial Code.

Sixth Resolution (Approval of the agreement relating to the subscription of pre-funded warrants issued by the Company signed on March 27, 2025 between the Company and Bpifrance Participations S.A. in accordance with Articles L.225-38 and seq. of the French Commercial Code). – The General Meeting acting in accordance with the quorum and majority requirements for ordinary meetings, and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report on regulated-party agreements, approves the agreement relating to the subscription of pre-funded warrants issued by the Company signed on March 27, 2025 between the Company and Bpifrance Participations S.A. in accordance with Article L.225-38 and seq. of the French Commercial Code.

Seventh Resolution (Approval of the Registration Right Agreement signed on March 27, 2025, in particular between the Company, Baker Bros Advisors and Bpifrance Participations S.A. in accordance with Articles L.225-38 and seq. of the French Commercial Code). – The General Meeting acting in accordance with the quorum and majority requirements for ordinary meetings, and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report on regulated-party agreements, approves the Registration Right Agreement entered into, in particular, between the Company, Baker Bros Advisors and Bpifrance Participations S.A. in accordance with Article L.225-38 and seq. of the French Commercial Code.

Eighth Resolution (Renewal of Mr. Michel de Rosen, as director). – The General Meeting acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings and having reviewed the report of the Board of Directors, decides to renew the term as Director of Michel de Rosen, for a period of three years, to expire at the end of the General Meeting to be held in 2028 to approve the financial statements for the previous financial year.

Ninth Resolution (Renewal of Mr. Timothy Morris, as director). – The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, and having reviewed the Board of Directors’ report, decides to renew the term as Director of Timothy Morris, for a period of three years, to expire at the end of the General Meeting to be held in 2028 to approve the financial statements for the previous financial year.

Tenth Resolution (Renewal of Mr. Daniel Soland, as director). – The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, and having reviewed the Board of Directors’ report, decides to renew the term as Director of Daniel Soland, for a period of three years, to expire at the end of the General Meeting to be held in 2028 to approve the financial statements for the previous financial year.

Eleventh Resolution (Approval of the information set out in section I of Article L.22-10-9 of the French Commercial Code on the compensation of corporate officers for the year 2024). – The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the report on corporate governance referred to in Article L.225-37 of the Commercial Code, and acting pursuant to Article L.22-10-34 of the French Commercial Code, approves the information set out in section I of Article L.22-10-9 of the French Commercial Code, as detailed in the corporate governance report, contained in paragraph 3.4 of the Universal Registration Document 2024 and in the Board of Directors’ report on the resolutions.

Twelfth Resolution (Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended December 31, 2024, to Mr. Michel de Rosen, Chairman of the Board of Directors). – The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, having reviewed the report of the Board of Directors and acting pursuant to Article L. 22-10-34 II of the French Commercial Code, approves the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended to Michel de Rosen, Chairman of the Board of Directors, as detailed in the corporate governance report, contained in paragraph 3.4 of the Universal Registration Document 2024.

Thirteenth Resolution (Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended December 31, 2024, to Mr. Daniel Tassé, Chief Executive Officer). – The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, having reviewed the report of the Board of Directors and acting pursuant to Article L. 22-10-34 II of the French Commercial Code, approves the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended to Daniel Tassé, Chief Executive Officer, as detailed in the corporate governance report, contained in paragraph 3.4 of the Universal Registration Document 2024 and in the Board of Directors’ report on the resolutions.

Fourteenth Resolution (Advisory opinion on the compensation of named executive officers other than the Chief Executive Officer) – The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, having reviewed the report of the Board of Directors, issue, pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act – Section 951, a favorable opinion on the compensation policy applicable to Virginie Boucinha and Pharis Mohideen, named executive officers and members of the Company’s executive committee for the year ending December 31, 2025, as detailed in the corporate governance report, contained in paragraph 3.4 of the Universal Registration Document 2024.

Fifteenth Resolution (Increase of the total remuneration (annual budget) allocated to Directors). – The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, decides to increase from €800,000 to €900,000 the total annual amount available to the directors for the fulfilment of their duties for the 2025 financial year and for each subsequent financial year, until a new decision is adopted by the General Meeting of Shareholders.

Sixteenth Resolution (Approval of the compensation policy for the Chairman of the Board of Directors for the year 2025) – The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, having reviewed the report of the Board of Directors and the report on corporate governance referred to in Article L.225-37 of the Commercial Code, describing the elements of the compensation policy for corporate officers, and acting pursuant to Article L. 22-10-8 II of the French Commercial Code, approves the compensation policy for the Chairman of the Board of Directors for the year ending December 31, 2025, as detailed in the corporate governance report, contained in paragraph 3.4 of the Universal Registration Document 2024.

Seventeenth Resolution (Approval of the compensation policy for the Directors for the year ending December 31, 2025). – The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, having reviewed the report of the Board of Directors and the report on corporate governance referred to in Article L.225-37 of the Commercial Code, describing the elements of the compensation policy for corporate officers, and acting pursuant to Article L. 22-10-8 II of the French Commercial Code, approves the compensation policy for the Directors for the year ending December 31, 2025, as detailed in the corporate governance report, contained in paragraph 3.4 of the Universal Registration Document 2024.

Eighteenth Resolution (Approval of the compensation policy for the Chief Executive Officer and Deputy Chief Executive Officer for the year ending December 31, 2025). – The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, having reviewed the report of the Board of Directors and the report on corporate governance referred to in Article L.225-37 of the Commercial Code, describing the elements of the compensation policy for corporate officers, and acting pursuant to Article L. 22-10-8 II of the French Commercial Code, approves the compensation policy for the Chief Executive Officer and Deputy Chief Executive Officer for the year ending December 31, 2025, as detailed in the corporate governance report, contained in paragraph 3.4 of the Universal Registration Document 2024.

Nineteenth Resolution (Authorization to be granted to the Board of Directors to buy back company shares on the Company’s behalf pursuant to Article L.22-10-62 of the French Commercial Code) – The General Meeting, acting in accordance with the quorum and majority requirements for ordinary shareholders’ meetings, having reviewed the report of the Board of Directors:

•

authorizes the Board of Directors, with the option of sub-delegation under the conditions provided for by law, for a period of eighteen (18) months from the date of this General Meeting, in accordance with the provisions of Articles L.225-210 and seq. and L.22-10-62 and seq. of the French Commercial Code, Articles 241-1 to 241-5 of the General Regulations of the Autorité des Marchés Financiers (AMF) and Regulation (EU) No. 596/2014 of the European Parliament and of the Council of April 16, 2014 on market abuse as amended, to purchase or arrange for the purchase of shares in the Company,

•

decides that acquisition, sale, exchange or transfer of these shares may be executed by any means, including through the purchase of share blocks, at the time deemed appropriate, excluding periods of public offers on the Company’s share capital, and by any means, on one or more occasions, notably on the market or over-the-counter, including by acquisition or sale of blocks or public offers, using option or derivative mechanisms, under the conditions provided for by the market authorities and in compliance with applicable regulations,

•	decides that the authorization may be used to:

•

support the secondary market or the liquidity of the Company’s shares through a liquidity agreement with an investment service provider, acting independently, in accordance with the standard practice accepted by the AMF,

•

implement all stock option plans (or similar plans), all free share allocation plans (or similar plans), all employee savings plans (or similar plans) or all other allocations of shares to employees and managers of the Company or its affiliates, as well as to carry out all hedging operations relating to these transactions under the conditions and in accordance with the provisions of the applicable laws and regulations,

•

remit shares on the exercise of rights attached to securities giving access to the capital, and to carry out all hedging operations relating to these transactions under the conditions and in accordance with the provisions of the applicable laws and regulations,

•	purchase shares to be held and subsequently exchanged or paid for in connection with any external growth, merger, demerger or contribution transactions,

•	cancel all or part of the shares acquired, or

•

more generally, to operate for any purpose that may be authorized by law or any market practice that may be permitted by the market authorities, it being specified that, in such a case, the Company would inform its shareholders by way of a press release,

•

decides to set the maximum purchase price (excluding charges) at 25 euros per share (or the equivalent of this amount on the same date in any other currency), with an overall ceiling of 342,000,000 euros, it being specified that this maximum purchase price will be subject to any necessary adjustments in order to take account of capital transactions (in particular in the event of the incorporation of reserves and the free allocation of shares, splits or consolidation of shares) which would occur during the period of validity of this authorization,

•

resolves that the maximum number of shares that may be purchased under this resolution may not, at any time, exceed five percent (5%) of the total number of shares comprising the share capital at the date of purchase, this percentage being applied to a share capital figure adjusted to take account of transactions affecting it subsequent to this General Meeting, it being specified that (i) when the shares are purchased in order to promote the liquidity of the Company’s shares the number of shares taken into account for the calculation of this limit will correspond to the number of shares purchased less the number of shares resold during the term of the authorization, and (ii) when they are purchased with a view to their retention and subsequent remittance in payment or exchange in the context of a merger, demerger or contribution, the number of shares purchased may not exceed five percent (5%) of the total number of shares,

•

grants full powers to the Board of Directors, with the option of sub-delegation under the conditions provided for by law, to implement the present authorization, in particular to judge the appropriateness of launching a share buyback program and to determine the terms and conditions thereof, to place all stock market orders, and to sign all deeds of sale or transfer enter into any agreements, liquidity contracts or option contracts, make any declarations to the Autorité des Marchés Financiers and any other body, and carry out any necessary formalities, in particular to allocate or reallocate the shares acquired for the various formalities, and, in general, to do all that is necessary,

•	notes that the Board of Directors must inform the ordinary Shareholders’ Meeting, in accordance with the law, of transactions carried out under this authorization,

•	terminates, with immediate effect, the unused portion of the authorization granted by the General Meeting of May 16, 2024 in its seventeenth resolution to purchase shares of the Company.

Within the authority of the Extraordinary Shareholders’ Meeting:

Twentieth Resolution (Delegation to be granted to the Board of Directors to reduce the share capital by cancellation of shares pursuant to Article L.22-10-62 of the French Commercial Code). – The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ report:

•

authorizes the Board of Directors, in accordance with Article L. 22-10-62 and seq. of the French Commercial Code, for a period of eighteen (18) months from the date of this meeting, to cancel, on one or more occasions, within the maximum limit of ten percent (10%) of the amount of the share capital per period of twenty-four (24) months, all or part of the shares acquired by the Company under the share repurchase program authorized by the nineteenth resolution submitted to this General Meeting or under share repurchase programs authorized previously or subsequently, and to reduce the share capital accordingly, in the proportions and at the times it deems appropriate, it being specified that this limit applies to the amount of the share capital on the date of the reduction,

•

decides that any excess of the purchase price of the shares over their nominal value shall be charged to the share, merger or contribution premiums or to any available reserve premium, including the legal reserve, subject to this not falling below ten percent (10%) of the Company’s share capital after completion of the capital reduction,

•

grants full powers to the Board of Directors, with the option to sub-delegate under the conditions provided for by law, to proceed with the capital reduction resulting from the cancellation of ordinary shares, to determine the final amount of the capital reduction, to set the terms and conditions thereof and to record the completion thereof and to carry out all acts, formalities or declarations with a view to making final the capital reductions that could be carried out under this authorization and for the purpose of amending the Company’s bylaws accordingly,

•	terminates, with immediate effect, the unused portion of the authority granted by the General Meeting of May 16, 2024 in its eighteenth resolution to cancel shares of the Company.

Twenty-first Resolution (Delegation of authority to be granted to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities and/or securities giving access to ordinary shares with preferential subscription rights). – The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report and pursuant to the French Commercial Code, in particular Articles L. 225-129, L. 225-129-2, L. 225-132 to L. 225-134, L. 228-91 and seq. and L. 22-10-49:

1)

delegates to the Board of Directors, with the option of sub-delegation under the conditions provided for by law, its authority to issue, on one or more occasions, in the proportions and at the times of its choosing, on the French and/or international market either in euros or in any other currency or in any other currency units established by reference to several currencies, with or without premium, free of charge or for a price:

•	ordinary shares, and/or

•	securities which are equity securities giving access to other equity securities or to the allocation of debt securities, and/or

•

securities, including debt securities, giving access to equity securities to be issued, it being specified that, pursuant to Article L. 228-93 of the French Commercial Code, the securities to be issued may give access to equity securities to be issued by the Company and/or any company that directly or indirectly owns over than half of its share capital or of which it directly or indirectly owns over than half of the share capital;

the subscription for which may be settled either in cash or by offsetting receivables;

2)	sets the term of validity of this authorization at twenty-six (26) months from the date of this General Meeting;

3)	decides to fix the limits to the amounts of authorized issues if the Board of Directors should use this delegation of competence:

•

the maximum nominal amount of the share capital increases that may be performed, immediately or in the future, resulting from all of the issues carried out under this delegation may not exceed 13,694,887 euros or the equivalent in any other currency, or in any other currency units established by reference to several currencies; this cap is independent from all the caps provided for in the other resolutions of this Meeting;

•

added to this cap will be, as the case may be, the nominal value of the ordinary shares to be issued to preserve, in accordance with applicable law and, as the case may be, contractual provisions that provide for other cases of adjustments, the rights of the holders securities giving access to the Company’s share capital;

•

the securities giving access to ordinary shares to be issued immediately or in the future by the Company may notably consist of debt securities or warrants, or be associated with the issue of such securities, or allow their issue as intermediate securities;

4)

decides to set the following limits on the amounts of debt securities authorized in the event of the issue of securities in the form of debt securities giving immediate or future access to the share capital of the Company or of other companies:

•

the maximum nominal amount of the debt securities that may be issued pursuant to this authorization may not exceed 200,000,000 euros or the equivalent of this amount in any other currency or currency units established by reference to several currencies;

•

this amount will be increased, as the case may be, by any redemption premium above par and is independent of the amount of debt securities whose issuance could result from the use of other resolutions submitted to this Meeting and of debt securities whose issuance would be decided or authorized by the Board of Directors in accordance with Articles L.228-36-A, L.228-40, L.228-92 paragraph 3, L.228-93 paragraph 6 and L.228-94 paragraph 3 of the French Commercial Code;

5)	if the Board of Directors decides to use this delegation of authority:

•

decides that the issue(s) of ordinary shares or securities giving access to the share capital shall be preferentially reserved to shareholders, who may subscribe them on an irrevocable basis, in proportion to the number of shares they own,

•

decides that the Board of Directors may institute a right for shareholders to subscribe for ordinary shares and securities issued pursuant to this resolution on a reducible basis, which shall be exercised in proportion to the subscription rights they hold within the limit of their requests,

•

acknowledges that this delegation of authority automatically entails, in favor of the holders of securities giving access or likely to give access to equity securities to be issued by the Company, the waiver by shareholders of their preferential subscription right to subscribe for the shares to which these securities will give immediate or future entitlement,

•

decides, in accordance with Article L.225-134 of the French Commercial Code, that if subscriptions on an irreducible basis, and as the case may be, on a reducible basis, have not absorbed the entire issue decided by virtue of the present delegation, the Board of Directors may use, under the conditions provided for by law and in the order it shall determine, the following options:

•

to limit the amount of the issue to the amount of subscriptions, it being specified that in the event of an issue of ordinary shares or securities whose primary security is a share, the amount of subscriptions must reach at least three-quarters of the issue decided upon for this limitation to be possible,

•	freely allocate all or part of the unsubscribed securities,

•	offer to the public all or part of the unsubscribed securities,

•

decides that the issuance of Company’s warrants may be performed by subscription offer as well as by allocation to the owners of the existing shares, it being specified that the Board of Directors shall have the right to decide that the allotment rights forming fractions shall not be negotiable and the corresponding securities will be sold in accordance with the applicable legal and regulatory provisions;

6)

decides that the Board of Directors may not, except with the prior authorization of the General Meeting, make use of this delegation of authority as from the filing by a third party of a proposed public offer for the Company’s securities until the end of the offer period;

7)

decides that the Board of Directors, within the limits set out above, with option of sub-delegation under the conditions provided for by law, will have full powers to implement this delegation of authority, and in particular to:

•

to decide to issue shares and/or securities and to determine their characteristics, in particular the amount of the issue, the issuance price and the amount of the premium that may be requested on issue, the terms and conditions of their subscription and payment and their date of entitlement to dividends, and to determine the dates and terms of issue, the nature, number and characteristics of the shares and/or securities to be created and issued;

•

in the event of the issue of warrants, to determine the number and characteristics of such warrants and to decide, if it deems appropriate, under the terms and conditions it shall determine, that the warrants may be redeemed or repurchased, or that they shall be allocated free of charge to the shareholders in proportion to their rights in the share capital;

•

more generally, to determine the characteristics of all securities and, in particular, the terms and conditions for the allotment of shares, the duration of loans that may be issued in the form of bonds, whether they are subordinated or not, the currency of issue, the terms of repayment of the principal, with or without premium, the terms and conditions of redemption and, as the case may be, of purchase, exchange or early redemption, the interest rate, whether fixed or variable, and the payment date the remuneration may include a variable portion calculated by reference to factors relating to the Company’s business and results and a deferred payment in the absence of distributable profits; to set the terms and conditions under which the Company will have the option, as the case may be, to purchase or exchange on the stock market, at any time or during specified periods, the securities issued or to be issued immediately or in the future with a view to cancelling them or not, taking into account the legal provisions;

•	provide the possibility to suspend the exercise of rights attached to the shares or securities issued, for up to three (3) months, in accordance with legal and regulatory provisions;

•	charge the fees related to the capital increase against the related premiums and deduct from this amount the sums necessary to increase the legal reserve;

•	determine and make all adjustments to take into account the impact of transactions on the Company’s share capital or shareholders’ equity;

•	record the completion of each capital increase and make the corresponding amendments to the by-laws;

•

generally, enter into any agreement, in particular to ensure the successful completion of the planned issues, take all measures and carry out all formalities necessary for the issue, listing and financial servicing of the securities issued pursuant to this delegation, as well as for the exercise of the rights attached thereto;

8)

acknowledges that, in the event that the Board of Directors decides to exercise the delegation of authority conferred upon it in this resolution, the Board of Directors will report to the next Ordinary General Meeting, in compliance with the law and the regulations, on the use of the delegation granted under this resolution;

9)

notes that this delegation renders ineffective, as from the date hereof, any unused portion, as the case may be, of the delegation of authority granted by the General Meeting of May 16, 2024 in its twentieth resolution.

Twenty-second Resolution (Delegation of authority to be granted to the Board of Directors to issue ordinary shares and/ or equity securities giving access to other equity securities or to the allocation of debt securities, and/or securities giving access to equity securities to be issued, without preferential subscription rights, by means of a public offer excluding the offers set out in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code, and/or as consideration for securities in the context of a public exchange offer). – The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report and pursuant to the French Commercial Code, in particular Articles L. 225-129-2 and seq., L. 22-10-49, L. 22-10-51, L.22-10-52, L. 22-10-54 and L.228-91 and seq. of said Code:

1)

delegates to the Board of Directors, with the option of sub-delegation under the conditions provided for by law, its authority to issue, without preferential subscription rights, on one or more occasions, in the proportions and at the times of its choosing, on the French and/or international market by means of a public excluding the offers set out in section 1 of Article L.411-2 of the French Monetary and Financial Code, in euros, any other currency or in any other currency units established by reference to several currencies, with or without premium, free of charge or for a price:

•	ordinary shares and/or

•	securities which are equity securities giving access to other equity securities or to the allocation of debt securities, and/or

•

securities, including debt securities, giving access to ordinary shares to be issued, it being specified that, pursuant to Article L. 228-93 of the French Commercial Code, the securities to be issued may give access to equity securities to be issued by the Company and/or any company that directly or indirectly owns over than half of its share capital or of which it directly or indirectly owns over than half of the share capital;

the subscription for which may be settled either in cash or by offsetting receivables;

these securities may be issued for the purpose of paying for securities contributed to the Company in a public exchange offer, pursuant to the conditions of Article L. 22-10-54 of the French Commercial Code;

public offerings made pursuant to this resolution, which may be combined, in the context of the same issue or of several issues made simultaneously, with public offerings referred to in 1° of Article L. 411-2 of the French Monetary and Financial Code;

2)	sets the term of validity of this authorization at twenty-six (26) months from the date of this General Meeting;

3)	decides to set the following limits on the amounts of the capital increases authorized in the event of use by the Board of Directors of the present delegation of authority:

•

the maximum nominal amount of capital increases that may be performed pursuant to this delegation may not exceed 13,694,887 euros or the equivalent in any other currency, or in any other currency units established by reference to several currencies, it being specified that this maximum amount counts toward the overall limit referred to in the thirty-first resolution of this Meeting;

•

added to this cap will be, as the case may be, the nominal value of the ordinary shares to be issued to preserve, in accordance with applicable laws and, as the case may be, contractual provisions that provide for other cases of adjustments, the rights of the holders of securities giving access to the Company’s share capital;

4)

decides to set the following limits on the amounts of debt securities authorized in the event of the issue of securities in the form of debt securities giving immediate or future access to the share capital of the Company or of other companies:

•

the maximum nominal amount of the debt securities that may be issued pursuant to this delegation may not exceed 200,000,000 euros or the equivalent in any other currency, or in any other currency units established by reference to several currencies; it being specified that this cap counts toward the overall limit provided for in the thirty-first resolution of this Meeting;

•

this amount will be increased, as the case may be, by any redemption premium above par and is independent of the amount of debt securities whose issuance would be decided or authorized by the Board of Directors in accordance with articles L.228-36-A, L.228-40, L.228-92 paragraph 3, L.228-93 paragraph 6 and L.228-94 paragraph 3 of the French Commercial Code;

5)	if the Board of Directors uses this delegation of authority

•

decides to waive the preferential subscription rights over ordinary shares and securities covered by this resolution, and to delegate to the Board of Directors the option to grant, if necessary, under the conditions provided for in Article L. 22-10-51 of the French Commercial Code, for all or part of an issue, an irreducible and/or reducible priority subscription right in favor of the shareholders;

•

acknowledges that this delegation automatically entails, favor of the holders of securities giving access to share capital, the express waiver to subscribe for the shares to which these securities will give immediate or future entitlement;

•

decides, in accordance with article L.225-134 of the French Commercial Code, that if subscriptions, including, as the case may be, those of the shareholders, have not absorbed the entire issue, the Board of Directors may use, in the order it shall determine, all or some of the following options:

•

limit the amount of the issue to the amount of subscriptions, it being specified that in the event of an issue of ordinary shares or securities whose primary security is a share, the amount of subscriptions must reach at least three-quarters of the issue decided upon for this limitation to be possible,

•	freely allocate all or part of the unsubscribed securities;

•

decides that the issuance price of the ordinary shares that may be issued under this delegation of authority shall be at least equal to, at the discretion of the Board of Directors or the Chief Executive Officer:

•	either to the last closing price of the Company’s shares on the day preceding the setting of the issue price, possibly reduced by a maximum discount of 15% ,

•

either to the volume-weighted average price of the Company’s shares on the regulated market of Euronext in Paris over a period chosen by the Board of Directors or, as the case may be, the Chief Executive Officer, comprising between one and five consecutive trading sessions among the last thirty trading sessions preceding the setting of the issue price, possibly reduced by a maximum discount of 15%,

•

decides that the issue price of the securities giving access to the share capital, as the case may be, issued pursuant to this delegation shall be equal to the amount received immediately by the Company, increased by the amount likely to be received by the Company upon the exercise or conversion of such securities, or, for each share issued as a result of the issuance of these securities, at least equal to the amount mentioned in the preceding paragraph;

6)

decides, in the event of the issuance of securities intended to remunerate securities contributed in connection with a public exchange offer, pursuant to the conditions of Article L. 22-10-54 of the French Commercial Code, and within the limits set out above, to grant the Board of Directors the power required to draft the list of securities included in the exchange, to set the terms and condition of the issue, the share-for-share basis, and, as the case may be, the amount of the equalization payment in cash and determine the terms and conditions of issue;

7)

decides that the Board of Directors may not, except with the prior authorization of the General Meeting, make use of this delegation of authority as from the filing by a third party of a proposed public offer for the Company’s securities until the end of the offer period;

8)

decides that the Board of Directors, within the limits set out above, with option of sub-delegation under the conditions provided for by law, will have full powers to implement this delegation of authority, and in particular to:

•

to decide to issue shares and/or securities and to determine their characteristics, in particular the amount of the issue, the issuance price and the amount of the premium that may be requested on issue, the terms and conditions of their subscription and payment and their date of entitlement to dividends, and to determine the dates and terms of issue, the nature, number and characteristics of the shares and/or securities to be created and issued;

•

in the event of the issue of warrants, to determine the number and characteristics of such warrants and to decide, if it deems appropriate, under the terms and conditions it shall determine, that the warrants may be redeemed or repurchased, or that they shall be allocated free of charge to the shareholders in proportion to their rights in the share capital;

•

more generally, to determine the characteristics of all securities and, in particular, the terms and conditions for the allotment of shares, the duration of loans that may be issued in the form of bonds, whether they are subordinated or not, the currency of issue, the terms of repayment of the principal, with or without premium, the terms and conditions of redemption and, as the case may be, of purchase, exchange or early redemption, the interest rate, whether fixed or variable, and the date of payment ; the remuneration may include a variable portion calculated by reference to factors relating to the Company’s business and results and a deferred payment in the absence of distributable profits; to set the terms and conditions under which the Company will have the right, as the case may be, to purchase or exchange on the stock market, at any time or during specific periods, the securities issued or to be issued immediately or in the future with a view to cancelling them or not, taking into account the legal provisions;

•	provide the possibility to suspend the exercise of rights attached to the shares or securities issued, for up to three (3) months, in accordance with legal and regulatory provisions;

•	to charge the fees related to the capital increase against the related premiums and deduct from this amount the sums necessary to increase the legal reserve;

•	to determine and make all adjustments to take into account the impact of transactions on the Company’s share capital or shareholders’ equity;

•	record the completion of each capital increase and make the corresponding amendments to the by-laws;

•

generally, enter into any agreement, in particular to ensure the successful completion of the planned issues, take all measures and carry out all formalities necessary for the issue, listing and financial servicing of the securities issued pursuant to this delegation, as well as for the exercise of the rights attached thereto;

9)

acknowledges that, in the event that the Board of Directors decides to use the delegation of authority conferred upon it in this resolution, the Board of Directors will report to the next Ordinary General Meeting, in compliance with the law and the regulations, on the use of the delegation granted under this resolution;

10)

notes that this delegation renders ineffective, as from the date hereof, any unused portion, as the case may be, of the delegation of authority granted by the General Meeting of May 16, 2024 in its twenty-first resolution.

Twenty-third Resolution (Delegation of authority to be granted to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities, and/or securities giving access to equity securities to be issued, without preferential subscription rights, by means of a public offer referred to in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code). – The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the Statutory Auditors’ special report and acting in accordance with Article L.225-129-2 and seq. of the French Commercial Code, L.22-10-49, L. 22-10-52 and L. 228-91 and seq. of said Code and Article L. 411-2 1° of the French Monetary and Financial Code:

1)

delegates to the Board of Directors, with the option of sub-delegation under the conditions provided for by law, its authority to issue, without preferential subscription rights, on one or more occasions, in the proportions and at the times of its choosing, on the French and/or international market, by means of a public offer referred to in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code, in euros, or in any other currency or in any other currency units established by reference to several currencies, with or without premium, free of charge or for a price:

•	ordinary shares, and/or

•	securities which are equity securities giving access to other equity securities or the allocation of debt securities, and/or

•

securities, including debt securities, giving access to equity securities to be issued, it being specified that, pursuant to Article L. 228-93 of the French Commercial Code, the securities to be issued may give access to equity securities to be issued by the Company and/or any company that directly or indirectly owns over than half of its share capital or of which it directly or indirectly owns over than half of the share capital;

the subscription for which may be settled either in cash or by offsetting receivables;

2)	sets the term of validity of this authorization at twenty-six (26) months from the date of this General Meeting;

3)	decides to set the following limits on the amounts of the capital increases authorized in the event of use by the Board of Directors of the present delegation of authority:

•

the maximum nominal amount of capital increases that may be performed under this delegation may not exceed 13,694,887 euros or the equivalent in any other currency, or in any other currency units established by reference to several currencies, it being specified that, in any event, the nominal amount of the capital increases performed pursuant to this resolution may not exceed the limit set by applicable laws and regulations at the time of implementation of this delegation (on an indicative basis, currently 30% of the share capital per year in accordance with the provisions of Article L.225-136 and Article

L.22-10-52 of the French Commercial Code) and counts toward the overall limit provided for in the thirty-first resolution of this Meeting;

•

added to this cap will be, as the case may be, the nominal value of the ordinary shares to be issued to preserve, in accordance with applicable law and, as the case may be, contractual provisions that provide for other cases of adjustments, the rights of the holders of securities giving access to the Company’s share capital;

4)

decides to set the following limits on the amounts of debt securities authorized in the event of the issue of securities in the form of debt securities giving immediate or future access to the share capital of the Company or of other companies:

•

the maximum nominal amount of the debt securities that may be issued pursuant to this authorization may not exceed 200,000,000 euros or the equivalent in any other currency, or in any other in any other currency or currency units established by reference to several currencies; it being specified that this cap will be deducted from the overall limit referred to in the thirty-first resolution of this Meeting;

•

this amount will be increased, as the case may be, by any redemption premium above par and is independent of the amount of debt securities whose issuance would be decided or authorized by the Board of Directors in accordance with articles L.228-36-A, L.228-40, L.228-92 paragraph 3, L.228-93 paragraph 6 and L.228-94 paragraph 3 of the French Commercial Code;

5)	if the Board of Directors decides to use this delegation of authority:

•	decides to waive shareholders’ preferential subscription rights to ordinary shares and to securities covered by this resolution;

•

acknowledges that this delegation automatically entails, favor of the holders of securities giving access share capital, the express waiver to subscribe for the shares to which these securities will give immediate or future entitlement;

•

decides, in accordance with Article L.225-134 of the French Commercial Code, that if subscriptions, including those of shareholders, as the case may be, have not absorbed the entire issue, the Board of Directors may use, in the order it shall determine, the following options:

•

limit the amount of the issue to the amount of subscriptions, it being specified that in the event of an issue of ordinary shares or securities whose primary security is a share, the amount of subscriptions must reach at least three-quarters of the issue decided upon for this limitation to be possible,

•	freely allocate all or part of the unsubscribed shares;

•

decides that the issuance price of the ordinary shares that may be issued under this delegation of authority must be at least equal to, at the discretion of the Board of Directors or the Chief Executive Officer:

•	either at the last closing price of the Company’s share on the day preceding the setting of the issue price, possibly reduced by a maximum discount of 15%,;

•

either at the volume-weighted average of the prices of the Company’s shares on the regulated market of Euronext in Paris over a period chosen by the Board of Directors or, as the case may be, the Chief Executive Officer comprising between one and five consecutive trading sessions from among the last thirty trading sessions preceding the setting of the issue price, less a maximum discount of 15%;

•

decides that the issue price of the securities giving access to the share capital, as the case may be, issued pursuant to this delegation shall be equal to the amount received immediately by the Company, increased by the amount likely to be received by the Company upon the exercise or conversion of such securities, or, for each share issued as a result of the issuance of these securities, at least equal to the amount mentioned in the preceding paragraph;

6)

decides that the Board may not, except with the prior authorization of the General Meeting, make use of this delegation of authority as from the filing by a third party of a proposed public offer for the Company’s securities until the end of the offer period;

7)

decides that the Board of Directors, within the limits set out above, with option of sub-delegation under the conditions provided for by law, will have full powers to implement this delegation of authority, and in particular to:

•

to decide to issue shares and/or securities and to determine their characteristics, in particular the amount of the issue, the issuance price and the amount of the premium that may be requested on issue, the terms and conditions of their subscription and payment and their date of entitlement to dividends, and to determine the dates and terms of issue, the nature, number and characteristics of the shares and/or securities to be created and issued;

•

in the event of the issue of warrants, to determine the number and characteristics of such warrants and to decide, if it deems appropriate, under the terms and conditions it shall determine, that the warrants may be redeemed or repurchased, or that they shall be allocated free of charge to the shareholders in proportion to their rights in the share capital;

•

more generally, to determine the characteristics of all securities and, in particular, the terms and conditions for the allotment of shares, the duration of loans that may be issued in the form of bonds, whether they are subordinated or not, the currency of issue, the terms of repayment of the principal, with or without premium, the terms and conditions of redemption and, as the case may be, of purchase, exchange or early redemption, the interest rate, whether fixed or variable, and the date of payment ; the remuneration may include a variable portion calculated by reference to factors relating to the Company’s business and results and a deferred payment in the absence of distributable profits;

•

to set the terms and conditions under which the Company will have the right, as the case may be, to purchase or exchange on the stock market, at any time or during specific periods, the securities issued or to be issued immediately or in the future with a view to cancelling them or not, taking into account the legal provisions;

•	provide the possibility to suspend the exercise of rights attached to the shares or securities issued, for up to three (3) months, in accordance with legal and regulatory provisions;

•	to charge the fees related to the capital increase against the related premiums and deduct from this amount the sums necessary to increase the legal reserve;

•	to determine and make all adjustments to take into account the impact of transactions on the Company’s share capital or shareholders’ equity;

•	record the completion of each capital increase and make the corresponding amendments to the bylaws;

•

generally, enter into any agreement, in particular to ensure the successful completion of the planned issues, take all measures and carry out all formalities necessary for the issue, listing and financial servicing of the securities issued pursuant to this delegation, as well as for the exercise of the rights attached thereto;

8)

acknowledges that, in the event that the Board of Directors decides to exercise the delegation of authority conferred upon it in this resolution, the Board of Directors will report to the next Ordinary General Meeting, in compliance with the law and the regulations, on the use of the delegation granted under this resolution;

9)

notes that this delegation renders ineffective, as from the date hereof, any unused portion, as the case may be, of the delegation of authority granted by the General Meeting of May 16, 2024 in its twenty-second resolution.

Twenty-fourth Resolution (Delegation of powers to be granted to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities and/

or securities giving access to ordinary shares, without preferential subscription rights, in favor of one or more persons to be designated by the Board of Directors). – The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the Statutory Auditors’ special report and acting in accordance with the provisions of the French Commercial Code, especially Articles L.225-129-2, L.22-10-51-1, L.22-10-52-1, L.225-138 et L.225-92 of said Code:

1)

delegates to the Board of Directors, with the option to sub-delegate under the conditions provided for by law, its power to issue, without preferential subscription rights, on one or more occasions, in France or abroad, in the proportions and at the times it deems appropriate, either in euros, or in any other currency or currency units established by reference to several currencies, with or without a premium, for consideration or free of charge:

•	ordinary shares, and/or

•	securities that are equity securities giving access to other equity securities or to the allocation of debt securities, and/or

•

securities, including debt securities, giving access to equity securities to be issued, it being specified that, in accordance with Article L. 228-93 of the French Commercial Code, the securities to be issued may give access to equity securities to be issued by the Company and/or any company that directly or indirectly owns over than half of its share capital or in which it directly or indirectly owns over than half of the share capital;

the subscription of which may be made either in cash or by offsetting claims;

2)	sets the term of validity of this delegation at eighteen (18) months, starting from the date of this Meeting;

3)	decides to set the following limits on the amounts of capital increases authorized in the event that the Board of Directors exercises this delegation of authority:

•

the maximum nominal amount of capital increases that may be performed under this delegation may not exceed 13,694,887 euros or the equivalent in any other currency or in any other currency units established by reference to several currencies, it being specified that, in any event, the nominal amount of capital increases carried out pursuant to this resolution may not exceed the limit set by the legal and regulatory provisions applicable at the time of use of this delegation (on an indicative basis, currently 30% of the share capital per year, in accordance with the provisions of Articles L. 225-138 and Article L. 22-10-52-1 of the French Commercial Code, assessed on the date of implementation of the delegation by the Board of Directors) and count toward the overall limit provided for in the thirty-first resolution of this Meeting;

•

added to this cap will be, as the case may be, the nominal value of the ordinary shares to be issued to preserve, in accordance with applicable laws and, as the case may be, contractual provisions that provide for other cases of adjustments, the rights of the holders securities giving access to the Company’s share capital;

4)

decides to set the following limits on the amounts of debt securities authorized in the event of an issue of securities in the form of debt securities giving immediate or future access to the capital of the Company or other companies:

•

the maximum nominal amount of debt securities of the Company that may be issued pursuant to this delegation may not exceed 200,000,000 euros or the equivalent in any other currency or in any other currency or currency units established by reference to several currencies; it being specified that this cap will be deducted from the overall limit provided for in the thirty-first resolution of this Meeting;

•

this amount shall be increased, as the case may be, by any redemption premium above par and is independent of the amount of the debt securities whose issuance may be decided or authorized by the Board of Directors in accordance with Articles L.228-36-A, L. 228-40, L.228-92 paragraph 3, L.228-93 paragraph 6 and L.228-94 paragraph 3 of the French Commercial Code;

5)

decides, in accordance with the provisions of Article L. 22-10-52-1 of the French Commercial Code, that the issue price of the shares issued under this delegation shall be set by the Board of Directors in accordance with the procedures provided for by the regulations applicable on the date of use of this delegation;

6)

decides to waive the preferential subscription rights of shareholders to ordinary shares and securities giving access to capital and/or debt securities, in favor of one or more specifically designated persons, and to delegate to the Board of Directors the designation of such persons;

7)

decides that the Board of Directors cannot, except with the prior authorization of the General Meeting, make use of this delegation of authority as from the filing by a third party of a proposed public offer for the Company’s securities until the end of the offer period;

8)

decides that the Board of Directors shall have, within the limits set out above, with the option of sub-delegation under the conditions provided for by law, will have full powers to implement this delegation of authority and, in particular to:

•

decide on the issue of shares and/or securities and determine their characteristics, in particular the amount of the issue, the issue price and the amount of the premium that may be requested upon issue, the terms and conditions of subscription and payment, and the date on which they will become effective, and determine the dates and terms and conditions of the issue, the nature, the number and characteristics of the shares and/or securities to be created and issued;

•	designate the person(s) for whom the issue is reserved in accordance with Article L.22-10-52-1 of the French Commercial Code;

•

in the event of the issue of warrants, to determine the number and characteristics and to decide, if it deems appropriate, under the terms and conditions it shall determine, that the warrants may be redeemed or repurchased, or that they shall be allocated free of charge to the shareholders in proportion to their rights in the share capital;

•

more generally, determine the characteristics of all securities and, in particular, the terms and conditions for the allocation of shares, the term of loans that may be issued in the form of bonds, whether or not they are subordinated, the currency of issue, the terms of repayment of the principal, with or without a premium, the terms and conditions of amortization and, as the case may be, purchase, exchange or early redemption, the interest rates, whether fixed or variable, and the payment date; the remuneration may include a variable portion calculated by reference to factors relating to the Company’s business and results and a deferred payment in the absence of distributable profits; determine the terms and conditions under which the Company shall, where applicable, have the option to purchase or exchange on the stock exchange, at any time or during specified periods, the securities issued or to be issued immediately or in the future, with a view to cancelling them or not, in accordance with legal provisions;

•

provide for the option to suspend the exercise of rights attached to shares or securities giving access to the share capital for a maximum period of three (3) months in accordance with legal and regulatory provisions;

•	charge the fees related to the capital increase against the related premiums and deduct from this amount the sums necessary to increase the legal reserve;

•	determine and make any adjustments necessary to take into account the impact of transactions on the Company’s share capital or shareholders’ equity;

•	record the completion of each capital increase and make the corresponding amendments to the articles of association;

•

in general, enter into any agreement, in particular to ensure the successful completion of the planned issues, take all measures and carry out all formalities necessary for the issue, listing and financial servicing of the securities issued pursuant to this delegation, as well as for the exercise of the rights attached thereto;

9)

acknowledges that, in the event that the Board of Directors decides to exercise the delegation of authority conferred upon it in this resolution, the Board of Directors will report to the next Ordinary General Meeting, in compliance with the law and the regulations, on the use of the delegation granted under this resolution.

Twenty-fifth Resolution (Delegation of authority to be granted to the Board of Directors to issue ordinary shares and/or securities giving access the share capital or the allocation of debt securities without preferential subscription rights in favor of a category of persons satisfying determined characteristics). – The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report and pursuant to the provisions of the French Commercial Code, specifically Articles L. 225-129-2, L.22-10-49, L. 225-138 and L. 228-92:

1)

delegates to the Board of Directors, with the option to sub-delegate under the conditions provided for by law, its authority to issue, without preferential subscription rights, on one or more occasions, in the proportions and at the times of its choosing, in France and abroad, in euros or in any other currency, or in any other currency units established by reference to several currencies, with or without premium, free of charge or for a price:

•	ordinary shares, and/or

•	securities which are equity securities giving access to other equity securities or to the allocation of debt securities, and/or

•

securities, including debt securities, giving access to equity securities to be issued, it being specified that, pursuant to Article L. 228-93 of the French Commercial Code, the securities to be issued may give access to equity securities to be issued by the Company and/or any company that directly or indirectly owns over than half of its share capital or of which the company directly or indirectly owns over than half of the share capital;

the subscription for which may be settled either in cash or by offsetting receivables;

2)	sets the term of validity of this authorization at eighteen (18) months from the date of this General Meeting;

3)	decides to set the following limits on the amounts of the capital increases authorized in the event of use by the Board of Directors of the present delegation of authority:

•

the maximum nominal amount of capital increases that may be performed under this delegation may not exceed 13,694,887 euros or the equivalent in any other currency, or in any other currency units established by reference to several currencies it being specified that this maximum amount counts toward the overall limit provided for in the thirty-first resolution of this General Meeting;

•

added to this cap will be, as the case may be, the nominal value of the ordinary shares to be issued to preserve, in accordance with applicable laws and, as the case may be, contractual provisions that provide for other cases of adjustments, the rights of the holders of securities giving access to the Company’s share capital;

4)

decides to set the following limits on the amounts of debt securities authorized in the event of the issue of securities in the form of debt securities giving immediate or future access to the capital of the Company or of other companies:

•

the maximum nominal amount of debt securities that may be issued by pursuant to this delegation may not exceed 200,000,000 euros or the equivalent in any other currency, or in any other currency units established by reference to several currencies this cap will be deducted from the overall limit referred to in the thirty-first resolution of this Meeting;

•

this amount will be increased, as the case may be, by any redemption premium above par and is independent of the amount of debt securities whose issuance would be decided or authorized by the Board of Directors in accordance with articles L.228-36-A, L.228-40, L.228-92 paragraph 3, L.228-93 paragraph 6 and L.228-94 paragraph 3 of the French Commercial Code;

5)	in the event that the Board of Directors makes use of this delegation of authority:

•

decides, in accordance with the provisions of Article L. 225-138 of the French Commercial Code, that the issue price of ordinary shares that may be issued under the scope of this delegation of powers will be set by the Board of Directors and must be at least equal to at the discretion of the Board of Directors or the Chief Executive Officer:

•	the last closing price of the Company’s shares the day preceding the setting of the issue price, possibly reduced by a maximum discount of 15%,

•

the volume-weighted average price of the share of the Company on the regulated market of Euronext in Paris over a period chosen by the Board of Directors or, as the case may be, the Chief Executive Officer of between one to five consecutive trading sessions chosen from the last thirty trading sessions preceding the setting of the issue price , possibly reduced by a maximum discount of 15%;

•

decides that (i) the issue price of the shares likely to result from the exercise of the securities giving access to the capital issued by virtue of this delegation, or from their conversion or exchange, may be set, at the discretion of the Board of Directors, by reference to a calculation formula defined by the latter and applicable after the issue of the said securities (for example at the time of their exercise, conversion, redemption or exchange), in which case the maximum discount referred to above may be assessed, if the Board of Directors deems this appropriate, at the date on which such formula is applied (and not at the date of issuance of the security), and (ii) the issue price of the securities giving access to the share capital, as the case may be, issued pursuant to this delegation shall be equal to the amount received immediately by the Company, increased by the amount likely to be received by the Company upon the exercise or conversion of such securities, or, for each share issued as a result of the issuance of these securities, at least equal to the amount mentioned in the preceding paragraph;

•

decides to waive the shareholders’ preferential subscription rights to ordinary shares and securities covered by this resolution in favor of one or more persons belonging to one or more of the following categories of persons:

a)

natural persons or legal entities, including companies, trusts, investment funds or other investment vehicles, regardless of their form, under French or foreign law, investing on a regular basis in the pharmaceutical, biotechnological or medical technology sector; and/or

b)

French or foreign companies, institutions or entities of any form, carrying out a significant portion of their business in these sectors or in the pharmaceutical chemical sector or in the field of medical devices or technologies or research in these areas ; and/or

c)

French or foreign investment service providers, or any foreign establishments with equivalent status, likely to guarantee the completion of an issue intended to be placed with the persons referred to in (a) and/or (b) above or within the framework of the implementation of an equity or bond financing line and, in this context, to subscribe to the securities issued.

•

acknowledges that this delegation automatically entails, in favor of the holders of securities giving access to share capital, the express waiver to subscribe to the shares to which these securities will give immediate or future entitlement;

•

decides, in accordance with Article L.225-134 of the French Commercial Code, that if subscriptions, including those of shareholders, as the case may be, have not absorbed the entire issue, the Board of Directors may use, in the order it shall determine, the following options or some of them only:

•

limit the amount of the issue to the amount of subscriptions, it being specified that in the event of an issue of ordinary shares or securities whose primary security is a share, the amount of subscriptions must reach at least three-quarters of the issue decided upon for this limitation to be possible,

•	freely allocate all or part of the unsubscribed securities;

6)

decide that the Board of Director, with the option to sub-delegate under the conditions provided for by law, will set the specific list of beneficiaries of this or these capital increases and/or issues of securities reserved within this or these categories of persons and the number of securities to be allocated to each of them;

7)

decides that the Board of Directors cannot, except with the prior authorization of by the General Meeting, make use of this delegation as from the filing by a third party of a proposed public offer for the Company’s securities until the end of the offer period;

8)

decides that the Board of Directors, within the limits set out above, with option of sub-delegation under the conditions provided for by law, will have full powers to implement this delegation, and in particular to:

•

to decide to issue shares and/or securities and to determine their characteristics, determine the amount to be issued, the issue price and the amount of the premium that can, if applicable, be demanded at issue, the terms and conditions of their subscription and payment and their date of entitlement to dividends, and to determine the dates and terms of issue, the nature, number and characteristics of the shares and/or securities to be created and issued;

•	to determine the list of the beneficiaries within the categories designated above and the number of securities to be allocated to each beneficiary;

•

in the event of the issue of warrants, to determine the number and characteristics of such warrants and to decide, if it deems appropriate, under the terms and conditions it shall determine, that the warrants may be redeemed or repurchased, or that they shall be allocated free of charge to the shareholders in proportion to their rights in the share capital;

•

more generally, to determine the characteristics of all securities and, in particular, the terms and conditions for the allotment of shares, the duration of loans that may be issued in the form of bonds, whether they are subordinated or not, the currency of issue, the terms of repayment of the principal, with or without premium, the terms and conditions of redemption and, as the case may be, of purchase, exchange or early redemption, the interest rate, whether fixed or variable, and the date of payment; the remuneration may include a variable portion calculated by reference to factors relating to the Company’s business and results and a deferred payment in the absence of distributable profits;

•	to provide the possibility to suspend the exercise of rights attached to the shares or securities issued, for up to three (3) months, in accordance with legal and regulatory provisions;

•	to charge the fees related to the capital increase against the related premiums and deduct from this amount the sums necessary to increase the legal reserve;

•	to determine and make all adjustments to take into account the impact of transactions on the Company’s share capital or shareholders’ equity;

•	record the completion of each share capital increase and make the corresponding amendments to the by-laws;

•

in general, enter into any agreement, in particular to ensure the successful completion of the planned issues, take all measures and carry out all formalities necessary for the issue, listing and financial servicing of the securities issued pursuant to this delegation, as well as for the exercise of the rights attached thereto;

8)

acknowledges that, in the event that the Board of Directors decides to exercise the delegation of authority conferred upon it in this resolution, the Board of Directors will report to the next ordinary general meeting, in compliance with the law and the regulations, on the use of the delegation granted under this resolution;

9)

notes that this delegation renders ineffective, as from the date hereof, any unused portion, as the case may be, of the delegation of authority granted by the General Meeting of May 16, 2024 in its twenty-fourth resolution.

Twenty-sixth Resolution (Delegation of authority to be granted to the Board of Directors to decide on the issue of ordinary shares to be issued immediately or in the future by the Company, without preferential subscription rights in favor of a category of persons satisfying determined characteristics within the framework of an equity financing agreement on the United States stock market known as “At-The-Market” or “ATM Program”). – The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report and pursuant to the provisions of the French Commercial Code and in particular Articles L. 225-129-2, L. 22-10-49, L. 225-138 and L. 225-92:

1)

delegates to the Board of Directors, with the option to sub-delegate under the conditions provided for by law, its authority to issue, on one or more occasions, in the proportions and at the times of its choosing, in France and abroad, in euros or in any other currency, or in any other currency units established by reference to several currencies, without preferential subscription rights, ordinary shares in the form of American Depositary Shares or American Depositary Receipts of the Company;

the subscription for which may be settled either in cash or by offsetting receivables;

2)	sets the term of validity of this delegation at eighteen (18) months from the date of this General Meeting;

3)	decides to set the following limits on the amounts of the capital increases authorized in the event of use by the Board of Directors of the present delegation of authority:

•

the maximum nominal amount of capital increases that may performed under this delegation may not exceed 13.694.887 euros or the equivalent in any other currency, or in any other currency units established by reference to several currencies, it being specified this cap counts toward the overall limit provided for in the thirty-first resolution of this General Meeting;

•

added to this cap will be, as the case may be, the nominal value of the ordinary shares to be issued to preserve, in accordance with applicable laws and, as the case may be, contractual provisions that provide for other cases of adjustments, the rights of the holders of securities giving access to the Company’s share capital;

4)	if the Board of Directors decides to use this delegation of authority

•

decides, in accordance with the provisions of Article L. 225-138 of the French Commercial Code, that the issuance price of ordinary shares that may be issued under the scope of this delegation of powers will be set by the Board of Directors, with option of sub-delegation under the conditions provided for by law, and shall be at least equal to (at the option of the Board of Directors):

•	either the last closing price of the Company’s shares preceding the setting of the issue price, possibly reduced by a maximum discount of 15%, or

•

the volume-weighted average price of the share of the Company on the regulated market of Euronext in Paris over a period chosen by the Board of Directors or, as the case may be, the Chief Executive Officer of between one to five consecutive trading sessions chosen from the last thirty trading sessions preceding the setting of the issue price, possibly reduced by a maximum discount of 15%;

•

decides to waive the shareholders’ preferential subscription rights to the shares or securities covered by this resolution in favor to one or more persons belonging to one or more of the following categories of persons

•

any credit institution, any investment service provider, French or foreign, or any foreign institution with an equivalent status, intervening within the framework of an ATM Program set up by the Company (or any equity financing program of the same nature which would replace it) and providing, within this framework, for the subscription of securities issued by the Company;

•

decides, in accordance with Article L.225-134 of the French Commercial Code, that if subscriptions, including those of shareholders, as the case may be, have not absorbed the entire issue, the Board of Directors may use, in the order it shall determine, the following options or some of them only:

•

limit the amount of the issue to the amount of subscriptions, it being specified that in the event of an issue of ordinary shares or securities whose primary security is a share, the amount of subscriptions must reach at least three-quarters of the issue decided upon for this limitation to be possible,

•	freely allocate all or part of the unsubscribed securities;

5)

decides that the Board of Directors may not, without the prior authorization of the General Meeting, make use of this delegation of authority as from the filing by a third party of a proposed public offer for the Company’s securities until the end of the offer period

6)

decide that the Board of Director, with the option to sub-delegate under the conditions provided for by law, will set the specific list of beneficiaries of this or these capital increases and/or issues of securities reserved within this or these categories of persons and the number of securities to be allocated to each of them;

7)

decides that the Board of Directors, within the limits set out above, with option of sub-delegation under the conditions provided for by law, will have full powers to implement this resolution, and therefore to:

•

to decide to issue shares and to determine their characteristics, in particular the amount of the issue, the issue price and the amount of the premium that can be requested upon issue, the terms and conditions of their subscription and their date of entitlement, and to determine the dates and terms and conditions of the issue, the nature, number and characteristics of the shares to be issued;

•	to determine the list of the beneficiaries within the categories designated above and the number of securities to be allocated to each beneficiary;

•

to set the terms and conditions under which the Company will, as the case may be, have the right to purchase or exchange on the stock market, at any time or during specific periods, the securities issued or to be issued immediately or in the future with a view to cancelling them or not, taking into account the legal provisions;

•

to provide for the possibility of suspending the exercise of rights attached to shares or securities giving access to the share capital for a maximum period of three (3) months in accordance with legal and regulatory provisions;

•	to charge the fees related to the capital increase against the related premiums and deduct from this amount the sums necessary to increase the legal reserve;

•	to determine and make all adjustments to take into account the impact of transactions on the Company’s share capital or shareholders’ equity;

•	record the completion of each share capital increase and make the corresponding amendments to the by-laws;

•

in general, enter into any agreement, in particular to ensure the successful completion of the planned issues, take all measures and carry out all formalities necessary for the issue, listing and financial servicing of the securities issued pursuant to this delegation, as well as for the exercise of the rights attached thereto;

8)

acknowledges that, in the event that the Board of Directors decides to exercise the delegation of authority conferred upon it in this resolution, the Board of Directors will report to the next ordinary general meeting, in compliance with the law and the regulations, on the use of the delegation granted under this resolution;

9)

notes that this delegation renders ineffective, as from the date hereof, any unused portion, as the case may be, of the delegation of authority granted by the General Meeting of May 16, 2024 in its twenty-fifth resolution.

Twenty-seventh Resolution (Delegation of authority to be granted to the Board of Directors to increase the number of securities to be issued in the event of a capital increase with or without preferential subscription rights with excess demand for subscriptions). – The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report and pursuant to the provisions of the French Commercial Code and in particular Article L. 225-135-1:

1)

delegates to the Board of Directors, with option of sub-delegation under the conditions provided for by law, its authority to decide, for each of the issues of ordinary shares or securities giving access to the share capital decided pursuant to the twenty-first, twenty-second, twenty-third, twenty-fourth, twenty-fifth and twenty-sixth resolutions, to increase the number of securities to be issued, in accordance with the conditions set out in Articles L. 225-135-1 and R. 225-118 of the French Commercial Code (i.e., to date, within thirty days of the closing of the subscription, at the same price as that used for the initial issue and up to a limit of 15% of the issue price) and within the limit of the ceiling(s) provided for in the resolution pursuant to which the issue is decided, in particular with a view to granting an over-allotment option in accordance with market practices;

2)

decides that the Board of Directors may not, without the prior authorization of the General Meeting, make use of this authorization as from the filing by a third party of a proposed public offer for the Company’s securities until the end of the offer period;

3)

sets the term of validity of this delegation of authority at twenty-six (26) months from the date of this General Meeting (except for the 24th, 25th and 26th resolutions, for which this delegation is valid for an 18-months period);

4)

notes that this delegation renders ineffective, as from the date hereof, any unused portion, as the case may be, of the delegation granted by the General Meeting of May 16, 2024 in its twenty-sixth resolution.

Twenty-eighth Resolution (Delegation to be granted to the Board of Directors to increase the capital by issuance of ordinary shares and/or securities giving access to the capital, within the limits set by the applicable legal and regulatory provisions on the date of the capital increase in consideration for contributions in kind of securities or securities giving access to the share capital) – The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report and pursuant to the provisions of the French Commercial Code and in particular Articles L. 225-147, L. 22-10-49, L. 22-10-53 and L. 228-91 and seq. of said Code:

1)

authorize the Board of Directors to proceed, on the basis of the statutory auditors’ report mentioned in paragraph 1 and 2 of Article L. 225-147 of the French Commercial Code, to the issuance of ordinary shares or securities giving access to ordinary shares, up to 20% of the share capital, in order to remunerate contributions in kind granted to the Company and consisting of equity securities or securities giving access to the share capital when the provisions of Article L. 22-10-54 of the French Commercial Code are not applicable;

2)	sets the term of validity of this delegation of authority at twenty-six (26) months, with effect from the date of this Meeting;

3)

decides that the maximum nominal amount of capital increases that may be carried out under this delegation counts toward the overall limit provided for in the thirty-first resolution of this General Meeting and to the cap mentioned in 1) above will be added, as the case may be, the nominal value of the ordinary shares to be issued to preserve, in accordance with applicable laws and, as the case may be, contractual provisions that provide for other cases of adjustments, the rights of the holders of rights or securities giving access to the Company’s share capital;

4)

decides to set the following limits on the amounts of debt securities authorized in the event of the issue of securities in the form of debt securities giving immediate or future access to the capital of the Company or of other companies:

•

the nominal amount of the debt securities of the Company that may be issued pursuant to this delegation may not exceed 200,000,000 euros or the equivalent in any other currency, or in any in any other currency or currency units established by reference to several currencies; it being specified this cap counts toward the overall limit provided for in the thirty-first resolution of this Meeting;

•

this amount will be increased, as the case may be, by any redemption premium above par and is independent of the amount of debt securities whose issuance would be decided or authorized by the Board of Directors in accordance with articles L.228-36-A, L.228-40, L.228-92 paragraph 3, L.228-93 paragraph 6 and L.228-94 paragraph 3 of the French Commercial Code;

5)	decides, as necessary, to waive the shareholders’ preferential subscription rights to ordinary shares and securities covered by this resolution in favor of the providers of securities;

6)

decides that the Board of Directors may not, without the prior authorization of the General Meeting, make use of this delegation as from the filing by a third party of a proposed public offer for the Company’s shares until the end of the offer period;

7)

decides that the Board of Directors, within the limits set out above, with option of sub-delegation under the conditions provided for by law, will have full powers to implement this resolution, and in particular to:

•

to decide, on the basis contribution auditor’s reports referred to in the 1st and 2nd paragraphs of Article L. 225-147 of the French Commercial Code, on the valuation of contributions and the granting of any special benefits;

•	decide to issue shares and/or securities giving immediate or future access to the Company’s share capital in consideration for the contributions;

•

determine the list of equity securities and securities giving access to the share capital contributed, approve the valuation of the contributions, set the terms and conditions of issue of the shares and/or securities remunerating the contributions, and as the case may be, the amount of the balancing cash payment, approve the granting of special benefits, and reduce, if the contributors agree, the valuation of the contributions or the remuneration of the special benefits;

•

to determine the dates and terms of issue, the nature, number and characteristics of the shares and/or securities remunerating the contributions and to modify, during the life of these securities, the said terms and characteristics in compliance with the applicable formalities and to set the terms according to which the rights of the holders of securities giving access to the share capital will be preserved, where applicable; to decide, in addition, in the event of the issue of debt securities, whether or not they will be subordinated (and, where applicable, their rank of subordination);

•	to charge the fees related to the capital increases against the related premiums, and deduct from this amount the sums necessary to increase the legal reserve;

•

to set the terms and conditions under which the Company may, as the case may be, purchase or exchange securities on the stock market at any time or during specific periods, with a view to cancelling them or not, pursuant to legal provisions;

•	to provide the possibility to suspend the exercise of rights attached to shares or securities giving access to the share capital in accordance with legal and regulatory provisions;

•

to determine and make all adjustments to take account of the impact of transactions affecting the Company’s share capital or shareholders’ equity, in particular in the event of a change in the par value of the share, a capital increase by incorporation of reserves, profits or premiums, a bonus share issue, a stock split or reverse stock split, the distribution of dividends, reserves or premiums or any other assets amortization of capital, or any other transaction affecting the capital or shareholders’ equity (including in the event of a public offering and/or a change of control), and to set any other terms and conditions to ensure the preservation of the rights of holders of securities giving access to the capital or other rights giving access to the capital (including by way of adjustment in cash);

•	record the completion of each capital increase and make the corresponding amendments to the bylaws;

•

generally enter into any agreement, in particular to ensure the successful completion of the planned issues, take all measures and carry out all formalities necessary for the issue, listing and financial servicing of the securities issued pursuant to this delegation, as well as for the exercise of the rights attached thereto;

8)

acknowledges that, in the event that the Board of Directors decides to exercise the delegation conferred upon it in this resolution, the report of the contribution auditor, if one is drawn up in accordance with Articles L. 225 -147 and L. 22-10-53 of the French Commercial Code, will be brought to its attention at the next general meeting;

9)

notes that this delegation renders ineffective, as from the date hereof, any unused portion, as the case may be, of the delegation of authority granted by the General Meeting of May 16, 2024 in its twenty-seventh resolution.

Twenty-ninth Resolution (Delegation of authority to be granted to the Board of Directors to decide of any merger-absorption, spin-off, or partial contribution of assets). – The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and in accordance with the provisions of Articles L. 236-9 II, L. 236-16 and L. 236-22 of the French Commercial Code:

1)

delegates to the Board of Directors all powers to decide, at the times it deems appropriate, on one or more mergers-absorptions, spin-off or partial contributions of assets carried out in accordance with the provisions of Articles L. 236-1 and seq. of the French Commercial Code;

2)

decides that the Board of Directors shall have full powers to implement, in accordance with the conditions set by law and the bylaws, this delegation to determine all the terms and conditions of any transaction that may be decided pursuant to this delegation, it being specified that if this transaction requires a capital increase by the Company, such increase must be carried out within the limits set forth in the thirtieth resolution below;

3)

acknowledges that, in accordance with Article L. 236-9, II, paragraph 4, of the French Commercial Code one or more shareholders of the Company representing at least 5% of the share capital may apply to the courts, within twenty (20) days of the last publication in accordance with Article R. 236-2 of the French Commercial Code or, as the case may be, the last publication provided for in Article R. 236-2-1 of the same code, for the appointment of a legal representative for the purpose of convening the General Meeting of the company to vote on the approval of the merger, spin-off, the partial contribution of assets submitted to the spin-off regime or of their sole proposition;

4)	sets the term of validity of this delegation of authority at twenty-six (26) months, with effect from the date of this General Meeting;

5)

decides that the Board of Directors may not, without the prior authorization of the General Meeting, make use of this delegation as from the filing by a third party of a proposed public offer for the Company’s shares until the end of the offer period;

6)

notes that this delegation renders ineffective, as from the date hereof, any unused portion, as the case may be, of the delegation granted by the General Meeting of May 16, 2024 in its twenty-eighth resolution.

Thirtieth Resolution (Delegation of powers to be granted to the Board of Directors to issue ordinary shares giving, as the case may be, access to ordinary shares or to the allocation of debt securities (of the Company or of a Group company), and/or securities giving access to ordinary shares (of the Company or of a Group company), in the context of an operation of merger, spin-off or partial contribution of assets decided by the Board of Directors pursuant to the delegation referred to in the twenty-ninth resolution) – The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the Statutory Auditors’ report, subject to the adoption of the twenty-ninth resolution above, and in accordance with the French Commercial Code and in particular the provisions of Articles L. 225-129 to L. 225-129-3, L. 225-129-5, L. 22-10-49 and L. 228-91 and seq. of said Code:

1)

delegates to the Board of Directors its power to decide on the issue, on one or more occasions and at the times it deems appropriate, on the French and/or international market, either in euros, or in a foreign currency or any other unit of account established by reference to a set of currencies:

•	ordinary shares, and/or

•	ordinary shares giving right to the allocation of other ordinary shares or debt securities, and/or

•	securities giving access to ordinary shares to be issued;

in consideration for contributions in kind granted to the Company in connection with any merger, spin-off or partial asset contribution decided by the Board of Directors pursuant to the delegation granted under the twenty-ninth resolution above, said shares confer the same rights as existing shares, subject to their dividend entitlement date;

2)	sets the period of validity of this delegation of authority at twenty-six (26) months, with effect from the date of this Meeting;

3)

decides, as necessary, to waive, in favor of the shareholders of the absorbed or transferring company, the shareholders’ preferential subscription right to these ordinary shares and securities to be issued;

4)

acknowledges, as necessary, that this delegation automatically entails, in favor of the holders of securities giving access to share capital, the express waiver to subscribe to the shares to which these securities will give immediate or future entitlement;

5)	decides to set the following limits on the amounts of the capital increases authorized in the event of use by the Board of Directors of the present delegation of authority:

•

the maximum nominal amount of the ordinary shares that may be issued pursuant to this delegation may not exceed 10% of the share capital on the date of the decision to increase the share capital by the Board of Directors, it being specified that this cap counts toward the overall limit of the maximum nominal amount of the shares likely to be issued under the thirty-first resolution of this General Meeting,

•

added to this cap will be, as the case may be, the amount of the additional shares to be issued to preserve, in accordance with applicable laws and, as the case may be, contractual provisions that provide for other cases of adjustments, the rights of the holders of securities and other rights giving access to the share capital;

6)

decides to set the following limits on the amounts of debt securities authorized in the event of the issue of securities in the form of debt securities giving immediate or future access to the capital of the Company or of other companies:

•

the maximum nominal amount of issues of debt securities giving access to the capital and debt securities that may be issued pursuant to this delegation may not exceed 200,000,000 euros (or the equivalent value of this amount in the event of an issue in another currency), it being specified that this amount will be deducted from the overall limit referred to in the thirty-first resolution,

•

this amount will be increased, as the case may be, by any redemption premium above par and is independent of the amount of debt securities whose issuance would be decided or authorized by the Board of Directors in accordance with articles L. 228-36-A, L. 228-40, L. 228-92 paragraph 3, L. 228-93 paragraph 6 and L. 228-94 paragraph 3 of the French Commercial Code;

7)

decides that the Board of Directors cannot, except with the prior authorization of by the General Meeting, make use of this delegation as from the filing by a third party of a proposed public offer for the Company’s securities until the end of the offer period;

8)

acknowledges that the Board will have full powers to decide and record the completion of the capital increase in consideration for the transaction, to charge all fees and duties incurred by the capital increase, to deduct them from the premium, if it deems appropriate, the sums necessary to increase the legal reserve, to make the corresponding amendments to the bylaws, to take any decision with a view to admitting the shares and securities issued to trading on Euronext, and, more generally, to do whatever is necessary;

9)

notes that this delegation renders ineffective, as from the date hereof, any unused portion, as the case may be, of the delegation granted by the General Meeting of May 16, 2024 in its twenty-ninth resolution.

Thirty-first Resolution (Overall limit on the maximum authorized amounts set under the resolutions twenty-second, twenty-third, twenty-fourth, twenty-fifth, twenty-sixth, twenty-eighth and thirtieth resolutions). – The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report, decides to set:

1)

at 13,694,887 euros , the total nominal amount of the capital increases that may be carried out pursuant to the twenty-second, twenty-third, twenty-fourth, twenty-fifth, twenty-sixth, twenty-eighth and thirtieth resolutions submitted to this Meeting, it being specified that to this limit shall be added, as the case may be, the nominal amount of the capital increase necessary to preserve, in accordance with applicable law and, as the case may be, contractual provisions that provide for other cases of adjustments, the rights of the holders of rights or securities giving access to the Company’s share capital;

2)

at 200,000,000 euros (or the equivalent in any other currency or currency units established by reference to several currencies) the maximum nominal amount of debt securities that may be issued pursuant to the aforementioned resolutions.

Thirty-second Resolution (Delegation of powers to be granted to the Board of Directors to increase the capital by means of the incorporation of reserves, profits and/or premiums). – The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and pursuant to the provisions of Articles L. 225-129-2, L. 225-130 and L. 22-10-50 of the French Commercial Code:

1)

delegates its competence to the Board of Directors, with the option of sub-delegation under the provisions provided by law, its authority to decide to increase the share capital on one or more occasions, in the periods and according to the methods it may determine, by means of the incorporation, successive or simultaneous, into capital of reserves, profits, premiums or other amounts admitted for capitalization, by the issue and free share allocation or by raising the face value of existing ordinary shares or combining these two methods;

2)

decides that, in the event that this delegation is used by the Board of Directors, in accordance with the provisions of Article L. 22-10-50 of the French Commercial Code, if the capital increase takes the form of a free allocation of shares, the rights attached to fractional shares may not be traded or assigned and that the corresponding equity securities will be sold; the proceeds of the sale will be allocated to the holders of the rights within the period prescribed by the regulations;

3)	sets the term of validity of this authorization at twenty-six (26) months from the date of this General Meeting;

4)

decides that the total nominal amount of the capital increase carried out under this resolution must not exceed the nominal amount of 6,847,443 euros, it being specified that this ceiling is set independently and separately from the capital increase ceilings resulting from the issues of ordinary shares or securities authorized by the other resolutions submitted to this Meeting and by the resolutions adopted and still in force at any previous general meeting, and that this ceiling shall be increased, where applicable, by the nominal value of the shares to be issued to preserve, in accordance with the law, the rights of holders of securities giving access to shares;

5)

decides that the Board of Directors cannot, except with the prior authorization of the General Meeting, make use of this delegation as from the filing by a third party of a proposed public offer for the Company’s shares until the end of the offer period;

6)

confers upon the Board of Directors, with option of sub-delegation, all powers in order to implement this resolution and, generally, to take all measures and fulfil all formalities required for the successful completion of each share capital increase, to record the completion and to amend the by-laws accordingly;

7)

notes that this delegation renders ineffective, as from the date hereof, any unused portion, as the case may be, of the delegation granted by the General Meeting of May 16, 2024 in its thirty-first resolution.

Thirty-third Resolution (Delegation of powers to be granted to the Board of Directors to increase the share capital by the issue of ordinary shares and/or securities giving access to the capital, without preferential subscription rights in favor of the members of a company savings plan pursuant to Articles L. 3332-18 and seq. of the French Labor Code) – The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report, voting pursuant to Articles L. 22-10-49, L. 225-129-6, L. 225-138-1 and L. 228-92 of the French Commercial Code and L. 3332-18 and seq. of the French Labor Code:

1)

delegates its authority to the Board of Directors in order, at its own discretion, to increase the share capital on one or more occasions through the issue of ordinary shares or securities giving access to the equity securities to be issued of the Company, in favor of members of one or more group or company employee savings plans established by the Company and/or affiliated French or international companies under the conditions of Article L. 225-180 of the French Commercial Code and of Article L. 3344-1 of the French Labor Code;

2)	withdraws, in favor of these individuals, any preferential subscription right to shares which may be issued pursuant to this delegation;

3)	sets the validity of this delegation at twenty-six (26) months from the date of this General Meeting;

4)

limits the maximum nominal amount of the increase(s) that may be performed under this delegation at 2% of the share capital at the date of this General Meeting, this amount being independent of any other cap provided for in relation to delegated capital increases, it being specified that this amount will be added, as the case may be, the additional amount of the ordinary shares to be issued to preserve, in accordance with applicable law and the contractual provisions that provide for other cases of adjustments, the rights of the holders of securities giving access to the Company’s share capital;

5)

decides that the price of the shares to be issued pursuant to point 1/ of this delegation may not be less of more than 30% or 40% where the period of unavailability provided for in the plan pursuant to Articles L. 3332-25 and L. 3332-26 of the French Labor Code is greater than or equal to ten years, to an average of the share price listed during 20 trading session preceding the day of the decision setting the opening date for the subscription, nor higher than this average opening price of the shares for the 20 trading days prior to the decision setting the date for the opening of subscriptions, nor may it be higher than this average;

6)

decides, pursuant to the provisions of Article L.3332-21 of the French Labor Code, that the Board of Directors may allocate to the beneficiaries defined in the first paragraph above, free shares already issued or to be issued, or other securities giving access to the Company’s capital that have already been issued or are to be issued in respect of (i) any employer contribution that may be paid pursuant to the regulations governing group or company savings plans and/or (ii) if applicable, any discount;

7)

decides that the Board of Directors shall have full powers, with the option of sub-delegation under the conditions provided for by law, to implement the present delegation, to take all measures to determine the various terms and conditions of the transaction and to carry out all necessary formalities;

8)

notes that this delegation renders ineffective, as from the date hereof, any unused portion, as the case may be, of the delegation of authority granted by the General Meeting of May 16, 2024 in its thirty-second resolution.

Thirty-fourth Resolution (Delegation of powers to be granted to the Board of Directors to issue warrants (BSA), subscription and/or acquisition of new and/or existing warrants (BSAANE) and/or subscription and/or acquisition of new and/or existing redeemable warrants (BSAAR) without preferential subscription right in favor of a category of persons). – The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report and pursuant to the provisions of Articles L. 225-129-2, L. 22-10-49, L. 225-138 and L. 228-91 and seq. of the French Commercial Code:

1)

delegates its authority to the Board of Directors to proceed, on one or more occasions, in the proportions and at the time it deems appropriate, both in France and abroad, to the issue of warrants (BSA), subscription and/or acquisition of new and/or existing warrants (BSAANE) and/or subscription and/or acquisition of new and/or existing redeemable warrants (BSAAR) without preferential subscription rights reserved for the categories of persons defined below;

2)	sets the term of validity of this delegation at eighteen (18) months from the date of this General Meeting;

3)

decides that the maximum nominal amount of shares to which the warrants issued pursuant to this delegation give entitlement may not exceed 0.5% of the share capital on the day the Board of Directors decides to grant them. To this cap will be added, as the case may be, the nominal value of ordinary shares to be issued to preserve, in accordance with applicable law and, as the case may be, contractual provisions that provide for other cases of adjustments, the rights of the holders of BSA, BSAANE and/or BSAAR. This maximum amount is independent from all maximum amounts set by the other resolutions of this General Meeting;

4)

decides that the subscription and/or acquisition price of the shares acquired by exercising the warrants shall be at least equal to the average closing price of DBV Technologies’ shares for the 20 trading sessions preceding the decision to issue the warrants;

5)

decides to waive the shareholders’ preferential subscription rights to the BSAs, BSAANEs and BSAARs to be issued, to the benefit of the following categories of persons: corporate officers, scientific committee members, employees of the company and persons associated with the company and the French or foreign companies related to the company, via a service agreement or as a consultant, in accordance with Article L.225-180 of the French Commercial Code;

6)	stipulates that this delegation means that the shareholders waive their pre-emptive rights to shares that may be issued by the exercising of warrants to the holders of BSAs, BSAANEs and/or BSAARs;

7)	decides that if subscriptions have not absorbed the entire BSA, BSAANE and/or BSAAR issue, the Board of Directors may exercise the following options:

•	limit the amount of the issue to the amount of subscriptions,

•	freely allocate all or part of the non-subscribed BSAs, BSAANEs and/or BSAARs to persons covered by the categories defined above;

8)	decides that the Board of Directors shall be granted all necessary powers, under the terms set by the law and stipulated above, to issue BSAs, BSAANEs and/or BSAARs and in particular to:

•

set the specific list of beneficiaries within the categories of persons defined above, the nature and number of warrants to be allocated to each beneficiary, the number of shares to which each warrant shall give entitlement, the issue price of the warrants and the subscription and/or acquisition price of the shares to which the warrants give entitlement under the terms outlined above, it being specified that the issue price of the warrants will be established according to market conditions and on the basis of expert opinion, the terms and deadlines for the subscription and exercise of the warrants, the associated adjustment mechanisms and more generally, all terms and conditions with respect to the issue;

•	prepare an additional report describing the final terms and conditions of the transaction;

•	conduct the necessary share acquisitions within the framework of the share buyback program and to allocate them via the allocation plan;

•	record the completion of the capital increase resulting from the exercising of the BSAs, BSAANEs and/or BSAARs and to amend the Bylaws accordingly;

•

at its sole discretion, impute the cost of the capital increase to the amount of the associated premiums and deduct the necessary sums from this amount to bring the statutory reserve to one tenth of the new share capital after each increase;

•

delegate, under the conditions provided for by law, the powers required to enact the capital increase, and to delay the capital increase, within the limits and according to the terms and conditions previously set by the Board of Directors;

•	and more generally, perform all tasks required in similar matters.

9)

notes that this delegation renders ineffective, as from the date hereof, any unused portion, as the case may be, of the delegation of authority granted by the General Meeting of May 16, 2024 in its thirty-third resolution.

Thirty-fifth Resolution (Authorization to be granted to the Board of Directors to allocate for free shares to members of staff and/or certain corporate officers of the company). – The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report:

1)

authorizes the Board of Directors, on one or more occasions, in accordance with Articles L. 22-10-49, L. 225-197-1 and seq., L22-10-59 and L. 22-10-60 of the French Commercial Code, to allocate existing or future ordinary shares in the Company, reserved for:

•	members of staff of the Company or companies or economic interest groups that are directly or indirectly related to it as defined by Article L. 225-197-2 of the French Commercial Code,

•	and/or corporate officers who meet the conditions set out in Article L. 225-197-1 of the French Commercial Code;

2)	sets the term of validity of this authorization at eighteen (18) months from the date of this General Meeting;

3)

decides that the total number of shares that can be assigned free of charge pursuant to this authorization will not exceed 2% of the share capital on the date of the allocation decision. This limit will exclude, if applicable, the par value of any capital increase required to preserve the rights of the beneficiaries of bonus share awards in the event of transactions involving the Company’s capital during the vesting period;

4)	decides that the allocation of shares to beneficiaries will become definitive after a vesting period to be determined by the Board of Directors, which may not be less than one year;

5)

decides that the Board of Directors shall determine, in accordance with the law, at the time of each grant decision, the period during which beneficiaries are required to hold the Company’s shares, which period shall run from the date of final allocation of the shares, it being specified that this holding period may not be less than one year. However, in the event that the vesting period is two years or more, the holding period may be waived by the Board of Directors;

6)

decides, by way of exception, that final allocation will take place before the end of the vesting period in the event that the beneficiary is classified as disabled under the second and third categories set out in Article L. 341-4 of the French Social Security Code, or similar case abroad;

7)

notes and resolves, in the event of the free allotment of shares to be issued, that this authorization entails the waiver by the shareholders, in favor of the beneficiaries of the allotments of ordinary shares to be issued, of their pre-emptive right to subscribe to the ordinary shares to be issued as and when the shares are definitively allotted, and will entail, where applicable, at the end of the vesting period, a capital increase by incorporation of reserves, profits or premiums in favor of the beneficiaries of the said shares allocated free of charge, and a corresponding waiver by the shareholders in favor of the beneficiaries of the shares allocated free of charge of the part of the reserves, profits and premiums thus incorporated;

8)	delegates all powers to the Board of Directors, with the option of sub-delegation, to:

•	set the terms and, if applicable, the award criteria and performance criteria for the shares;

•	determine the identity of the beneficiaries and the number of shares allocated to each;

•	if applicable:

•	record the existence of sufficient reserves and, upon each allocation of shares, transfer to a reserve account the sums required to pay up the new shares to be granted;

•	at the appropriate time, determine the capital increases by means of incorporation of reserves, premiums or profits relating to the issue of new free shares granted;

•	conduct the necessary share acquisitions within the framework of the share buyback program and allocate them via the allocation plan;

•

determine the impact on beneficiaries’ rights of transactions affecting the share capital or likely to affect the value of shares allocated and enacted during the vesting period and as a result, to modify or adjust, if necessary, the number of shares granted to preserve the beneficiaries’ rights;

•	determine, within the limits set by this resolution, the duration of the acquisition period;

•

decide whether or not to establish a holding obligation at the end of the vesting period and, if applicable, determine its duration and take all necessary measures to ensure that the beneficiaries comply with it;

•	and generally, in connection with the legislation in effect, perform all duties that the implementation of this authorization may require;

9)

notes that this delegation of authority supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of May 16, 2024 in its thirty-fourth resolution.

Thirty-sixth Resolution (Authorization to be granted to the Board of Directors to grant stock options to employees and/or certain corporate officers of the Company or related companies or economic interest groups). – The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report and the Statutory Auditors’ special report:

1)

authorizes the Board of Directors, under the provisions of Articles L. 22-10-49, L. 225-177 to L. 225-185 and L. 22-10-56 to L. 22-10-58 of the French Commercial Code, to grant the beneficiaries indicated below, on one or more occasions, options giving access to new shares in the company to be issued in respect of a capital increase or to the purchase of existing shares in the company as a result of buybacks carried out under the terms set by law;

2)	sets the term of validity of this authorization at eighteen (18) months from the date of this General Meeting;

3)	decides that the beneficiaries of these options may only be:

•

firstly, some or all members of staff, or certain categories of staff and where appropriate, those companies or economic interest groups related to it under the conditions of Article L. 225-180 of the French Commercial Code,

•	secondly, corporate officers who meet the conditions set out in Article L. 225-185 of the French Commercial Code;

4)

decides that the total number of options that may be granted by the Board of Directors under this authorization may not grant entitlement to subscribe to or to purchase more than 7.5% of the share capital on the date of the allocation decision. To this amount will be added, as necessary, the par value of any capital increase necessary to preserve the rights of the beneficiaries of the options in the event of transactions involving the Company’s capital, pursuant to the law and, if applicable, any contractual stipulations providing for other forms of preservation;

5)

decides that the subscription and/or acquisition price of the shares to be paid by the beneficiaries will be set on the day the options are granted by the Board of Directors in accordance with the regulations in effect and must not be less than the average opening price of the shares for the twenty trading days prior to the grant decision;

6)	decides that no options may be granted during the blackout periods set out in the regulations;

7)

notes that this authorization includes, in favor of the beneficiaries of options giving access to shares, an express waiver by shareholders of their pre-emptive rights to subscribe to the shares that will be issued as and when the options are exercised;

8)	delegates all powers to the Board of Directors to set the other terms and conditions for the granting of options and their exercise, in particular to:

•

determine the conditions under which the options shall be granted and to draft the list or categories of beneficiaries as scheduled above; to determine, where appropriate, the seniority and performance conditions that must be met by these beneficiaries; to determine the conditions under which the price and number of shares must be adjusted, particularly in the presumptions set out under Articles R. 225-137 to R. 225-145 and R. 22-10-37 of the French Commercial Code;

•	define the exercise period(s) for the options granted, with the understanding that the term of the options may not exceed a period of ten years from the grant date;

•

provide the option to temporarily suspend the exercise of options for a maximum period of three (3) months in the event that financial transactions are performed involving the exercise of a right attached to shares;

•	if applicable, conduct the necessary share acquisitions within the framework of the share buyback program and to allocate them via the option plan;

•

proceed with all acts and formalities required to make final those capital increases that may, if necessary, be performed pursuant to the authorization granted by this resolution; amend the by-laws accordingly and generally to do whatever is necessary;

•

at its own discretion and if it sees fit, charge the fees of capital increases against the associated premiums and deduct the necessary sums from this amount to increase the legal reserve to one tenth of the new share capital after each increase;

9)

notes that this delegation renders ineffective, as from the date hereof, any unused portion, as the case may be, of the delegation granted by the General Meeting of May 16, 2024 in its thirty-fifth resolution.

Thirty-seventh Resolution (Ratification of the amendment to Article 11 of the bylaws). – The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report, decides to amend Article 11 of the Company’s bylaws, which shall henceforth read as follows:

“Article 11 – Board Discussions

The Board of Directors meets as often as is required by the Company’s interests at the invitation of the Chairman of the Board of Directors, at the registered office or the place specified in the notice of meeting. The invitation may be issued by any means five calendar days in advance: it may also be issued orally and immediately if all of the Directors and non-voting Board members agree. For the purposes of calculating the quorum and majority, Directors who participate in the meeting by a means of telecommunication that enables them to be identified, in accordance with legal and regulatory provisions, are deemed to be present. Directors may vote by correspondence at a meeting of the Board of Directors by means of a form containing the information required by the regulations in force, if this method of voting is provided for in the notice convening the meeting of the Board of Directors. If it has not met for over two months, at least one quarter of the members of the Board of Directors may ask the Chairman to convene the Board based on a determined agenda. The Chief Executive Officer or a Director may also ask the Chairman to convene the Board of Directors based on a determined agenda. The Chairman will be bound by any such requests. An attendance register will be kept, and minutes will be drawn up following each meeting. The Board may only validly take decisions if at least half of its members are present. Except where the choice of the method for exercising Executive Management is concerned, decisions will be taken based on a majority vote of the Directors present or represented. The Chairman will have a casting vote in the event that the vote is split. The Board of Directors may also take decisions by written consultation of the Directors. The decision to resort to written consultation is taken by the Chairman, who sends each Director, by e-mail, the text of the proposed decisions as well as any documents required for information purposes. Any Director may object to the use of written consultation for the adoption of a decision, by informing the Chairman by e-mail within two working days of the date of dispatch of the draft decisions. The Chairman is bound by any objections sent to him pursuant to this paragraph. Directors have a period of five calendar days (ending at 11:59 p.m., Paris time, on the last day of this period) from the date on which the draft decisions are sent to cast their vote in writing. Responses are sent by e-mail to the attention of the Chairman of the Board of Directors. The Board of Directors may only validly deliberate on a written consultation if at least half of its members have replied within the time limit indicated above. Decisions are taken by a majority of the votes of the members who have replied, each member having one vote. The Chairman will have a casting vote in the event that the vote is split. Decisions taken by written consultation are recorded in minutes drawn up by the Chairman. The Directors and any individuals asked to attend the Board of Directors’ meetings are required to exercise discretion with respect to information of a confidential nature, and which is provided as such by the Chairman of the Board of Directors.”

Thirty-eighth Resolution (Amendment of Article 19 of the Company’ bylaws to set the age limit for the Chairman of the Board of Directors at 80 years). – The General Meeting, acting in accordance with the quorum and majority requirements for extraordinary shareholders’ meetings and having reviewed the Board of Directors’ report, decides to amend Article 13 of the Company’s bylaws to set the age limit for the Chairman of the Board of Directors at 80 years.

Article 13 shall be read as follows:

“Article – The Chairman of the Board of Directors

The Board of Directors elects a Chairman, who must be a private individual, from among its members, and determines their remuneration, in accordance with applicable law. The Chairman is appointed for a period that may not exceed the length of their term of office as a Director. They are eligible for re-election. The Board of Directors may dismiss the Chairman at any time. Any provisions to the contrary will be considered void.

No one aged 80 or over may be appointed as Chairman. If the incumbent Chairman reaches this age during a financial year, their duties will automatically end following the Ordinary General Meeting of Shareholders convened to approve the financial statements for that financial year.

The Chairman organizes and directs the work undertaken by the Board, and accounts for it at the General Meeting of Shareholders. They ensure that the Company’s bodies operate properly, and especially that the Directors are in a position to fulfill their assignment.”

Within the authority of the Ordinary Shareholders’ Meeting:

Thirty-ninth Resolution (Powers to complete formalities). – The General Meeting grants all powers to the bearer of an original, a copy or an excerpt of these minutes to carry out all mandatory formalities with respect to registration and publication.

Annex B

COMPENSATION POLICY FOR CORPORATE OFFICERS

(SAY ON PAY EX ANTE)

(Resolutions 14 to 18 presented to the 2025 Annual General Meeting)

Based on the recommendations of the Compensation Committee and considering the recommendations of the Middlenext Code, the Board of Directors has established a compensation policy for the following corporate officers of DBV Technologies): Chairman of the Board, Board members, Chief Executive Officer and Deputy Chief Executive Officers (if any).

The Board of Directors has also established a compensation policy for the named executive officers.

1/ Compensation policy for the Chairman of the Board of Directors

The compensation policy mentioned below is applicable to the Chairman of the Board of Directors, when he/she does not hold the position of Chief Executive Officer. The components of the total compensation and benefits of any kind that may be granted to the Chairman and Board members in respect of their mandates, as well as their respective importance, are as follows:

•	Fixed compensation of the Chairman of the Board of Directors (sixteenth resolution)

The Chairman of the Board of Directors may receive an annual fixed compensation, which is determined in respect of practices noted in comparable companies, and which takes into account his specific functions as well as his membership of one or more committees, if applicable. For information purposes, as of the date of this report, the annual fixed compensation is set at 150,000 euros.

•	Compensation at the end of the mandate

The Chairman of the Board of Directors does not benefit from any agreement providing for an indemnity in the event of termination of his corporate mandate.

2/ Compensation policy for the Board members

•	Compensation paid in respect of Board member duties (seventeenth resolution)

The criteria for allocating the fixed annual sum allocated by the 2025 Annual General Meeting to the Board members were set by the Board on the proposal of the Compensation Committee and take into account committee membership and committee chairmanship.

As of the date of this report, and for information purposes, the allocation of Board members’ compensation is the following:

•	each Board member, with the exception of the Chairman of the Board of Directors and the Chief Executive Officer, is entitled to receive 100,000 euros.

•	the chairman of the Audit Committee is entitled to receive an additional compensation of 20,000 euros.

•	the chairman of the Compensation Committee is entitled to receive an additional compensation of 10,000 euros.

•	the chairman of the Nominating and Governance Committee is entitled to receive an additional compensation of 10,000 euros.

The members of the above-mentioned committees are entitled to receive an additional compensation of 5,000 euros.

The above allocation of compensation is calculated by considering the presence (physical or by means of videoconference or telecommunication means allowing their identification and guaranteeing their effective participation) of each member as follows:

(a)	For attendance at least 90% of the meetings of the Board of Directors and the committees scheduled during the year: the director will be entitled to 100% of the amounts referred to above;

(b)

For attendance at less than 90% of the meetings of the Board of Directors and the committees scheduled during the financial year: the compensation is calculated on a pro rata basis according to the actual attendance of the director concerned.

The Board meeting on March 28, 2025, has decided to increase the maximum annual sum from 800,000 to 900,000 euros (fifteenth resolution), subject to approval by the 2025 Annual General Meeting, and to maintain the above- mentioned allocation criteria.

•	Long-term compensation

The Company bases its long-term compensation policy on a global strategy of retention and motivation that is competitive in terms of market practices in the biotechnology industry.

Pursuant to this compensation policy, the Company may decide to grant share subscription warrants (BSA), at fair market value, to the Chairman of the Board and/or Board members.

•	Benefits of any kind

The Chairman of the Board and Board members may be entitled to be reimbursed for reasonable travel, accommodation and other expenses incurred in the interest of the Company, including attendance at meetings of the Board.

•	Compensation for exceptional missions

Board members may also receive additional compensation for exceptional missions carried out pursuant to a specific decision of the Board.

•	Services agreements

The Company may enter into services agreements with any Board member for assignments that are distinct from their duties as Board members.

3/ Compensation policy for the Chief Executive Officer and/or for any Deputy Chief Executive Officer (eighteenth resolution)

The compensation policy mentioned below is applicable to the Chief Executive Officer, whether or not he or she simultaneously holds the position of Chairman of the Board.

The fixed, variable and exceptional items constituting the total compensation and benefits of any kind that may be granted to the Chief Executive Officer pursuant to his mandate, as well as their respective importance, are as follows:

•	Fixed compensation

The fixed compensation of the Chief Executive Officer is determined by considering the level and difficulty of the responsibilities, experience in the role and practices noted in comparable companies.

The Board, in its meeting held on November 14, 2018, decided to set the fixed annual compensation of the Chief Executive Officer at US$600,000. This amount remains unchanged as of the date of this report. This compensation is payable on a monthly basis.

•	Annual variable compensation

The Chief Executive Officer receives annual variable compensation for which the Board, on the recommendations of the Compensation Committee, defines each year financial and non-financial performance criteria that are diversified and demanding, precise and pre-established, allowing a complete analysis of performance. These criteria are aligned with the Company’s short and medium-term strategy and represent significant inflection points in value.

These variable remuneration criteria support the objectives of the remuneration policy in the following ways: they are in line with the Company’s social interests, contribute to its long-term viability and are aligned with the Company’s development strategy.

Each year, the Board determines the rate of achievement of each objective, according to a predefined scale, of the annual variable compensation.

For 2025, the criteria and objectives of the variable compensation are the following:

Criteria	%	Description
Qualitative and	35%	Clinical studies and preparation of BLA dossiers for medium-term commercialization, advancing pre-clinical programs
Quantitative	35%	Maintaining financial stability, managing liquidity and necessary investments

	30%	Advance marketing preparations, manage company capacity, and promote employee development.

TOTAL	100%

The maximum amount of annual variable compensation for the Chief Executive Officer corresponds to 150% of the annual fixed compensation, it being specified that if the overall rate of achievement of the objectives predefined by the Board is less than 50% (interpreted strictly), no annual variable compensation would be due.

•	Exceptional compensation

The Board may decide on the proposal of the Compensation Committee, to grant exceptional compensation to the Chief Executive Officer in view of very special circumstances, and unrelated to the fixed and variable remuneration components. The payment of this type of compensation must be justified by an event such as the completion of a major event for the Company. The amount of the exceptional compensation may not exceed a maximum of 25% of the annual fixed compensation.

The payment of the variable and, where applicable, exceptional compensation components allocated to the Chief Executive Officer for the past financial year is subject to the approval by the 2025 Annual General Meeting of the compensation components paid to him during or allocated to him for the said financial year (ex post vote).

•	Long-term compensation

The Company’s long-term compensation policy is part of an overall strategy to retain and motivate its managers and employees and to be competitive with market practices in the biotechnology industry.

The long-term compensation policy implemented for the Chief Executive Officer is mainly based on the granting of stock options based on the recommendations of the Compensation Committee. Where applicable, these grants may be subject to the satisfaction of performance conditions that may be set by the Board at the time of grant.

The vesting and exercise of the stock-options are subject to the fulfillment of a presence condition. Additionally, the Chief Executive Officer is, in accordance with the law and methods adopted by the Board, required to retain a significant number of Ordinary Shares.

The Chief Executive Officer may also be granted free Ordinary Shares.

•	Benefits of any kind

In addition to the reimbursement of expenses incurred in the performance of his duties, the Chief Executive Officer may be reimbursed for the cost of his tax consultations and will benefit from a tax equalization clause with respect to his status as a US resident. He may also be reimbursed for the costs of legal advice incurred in the performance of his duties.

The Chief Executive Officer may also benefit from the coverage by the Company of his residence expenses in France.

•	Welcome bonus

When a new Chief Executive Officer is appointed, the Board may decide, on the recommendation of the Compensation Committee, to grant compensation, indemnity or benefit on taking up his/her duties.

•	Commitments made by the Company in the event of termination of the Chief Executive Officer’s term of office

The Chief Executive Officer benefits from the following commitment:

Commitments made by the company	Main characteristics	Criteria for award	Termination Conditions
Severance indemnity

On December 12, 2018, the Board decided, in accordance with the recommendations of the Compensation Committee and in accordance with Article L.22-10-4 of the French Commercial Code, that in the event of termination of Mr. Daniel Tassé’s duties as Chief Executive Officer, for any reason whatsoever, he would be paid a severance payment provided that all criteria have been met.

This commitment was approved by the Shareholders’ Meeting of May 24, 2019, in its fifth ordinary resolution.

Severance package will therefore be paid to the Chief Executive Officer if all the following criteria are met:

•  Viaskin Peanut approved on a major market;

•  Construction of an EPIT pipeline with three trials in progress;

•  6 months’ cash flow as determined by the expenses of the last quarter prior to the date on which he leaves his post.

Compliance with these performance conditions will be established by the Board prior to any payment.

In the event of termination by the Company of the Chief Executive Officer’s mandate without cause or for valid reason, the Company shall pay an amount equal to the sum of:

•  18 months’ gross remuneration;

•  100% of any bonus paid.

In the event of termination without cause or for good reason outside of a change of control, the severance benefits get paid out over 12 months.

In the event of termination without cause or for good in connection with a change of control, those same amounts get paid in a lump sum

The Chief Executive Officer does not benefit from any agreement providing for the payment of compensation in the event of resignation from his corporate office to carry out new functions.

•	Compensation policy for any other Executive Corporate Officer

The principles and criteria for compensation mentioned above also apply to any Deputy Chief Executive Officers.

Deputy Chief Executive Officers may therefore receive, pursuant to their mandate, fixed, variable and exceptional compensation as well as long-term compensation, benefits in kind and a welcome bonus under the same conditions as those described for the Chief Executive Officer.

They may also be granted free shares. With respect to the allocation of free shares, vesting and, where applicable, holding periods are defined by the Board at the time of the grant and comply with the authorization of the General Meeting.

These levels of compensation will be determined taking into account the difficulty and degree of responsibility, experience in the position, seniority in the company, and practices observed in comparable companies.

•	Employment contract

Deputy Chief Executive Officers may benefit from an employment contract. The variable and fixed portions of the compensation received by the Deputy Chief Executive Officers under their employment contract, distinct from their corporate mandate, are subject to the same rules and criteria for determination, distribution and allocation as those set for the Company’s employees.

Please refer to Annex E for information regarding the mandates and employment and/or service contracts of corporate officers entered into with the Company.

4/ Compensation policy for senior executives other than the Chief Executive Officer (“named executive officers”)

In accordance with US regulations, the 2025 Annual General Meeting will be asked to issue an advisory opinion on the compensation policy applicable to Virginie Boucinha, Chief Financial Officer and Pharis Mohideen, members of the Executive Committee and named executive officers within the meaning of US regulations (fourteenth resolution).

•	Fixed compensation

At its meeting on February 12, 2024, decided to set the fixed annual remuneration of the Chief Medical Director at 567,787 U.S. dollars, and the fixed annual remuneration of the Chief Financial Officer to 295,000 euros. These remunerations are payable monthly.

As of the date of this document, these amounts are expected to be maintained for 2025, subject to revision during the year.

•	Annual variable compensation

The Chief Financial Officer and the Chief Medical Officer each receive an annual variable annual variable compensation, the amount of which is determined by the Board of Board of Directors, on the recommendation of the Compensation Committee.

•	Exceptional compensation for the Company’s named executive officers

In its decision of 4 December 2024, the Board of Directors granted the named executive officers compensation in the event of a change of control of the Company, as defined in Article L.233-3 of the French Commercial Code, and if their employment contract is terminated within twelve (12) months of such change of control:

•	equivalent to twelve (12) months of gross fixed and variable remuneration (on a 100% basis) and excluding statutory and contractual indemnities for Virginie Boucinha;

•	equivalent to twenty-four (24) months of fixed remuneration and twelve (12) months of variable remuneration (on a 100% basis) for Pharis Mohideen.

This compensation expires on December 4, 2025, for Virginie Boucinha.

At its meeting on 28 March 2025, the Board of Directors, acting on a proposal from the Compensation Committee, decided to include the possibility of exceptional remuneration for named executive officers in their 2025 compensation policy, subject to the vote of the 14th resolution at the 2025 Annual General Meeting.

The Board of Directors may decide, on a proposal from the Compensation Committee, to grant exceptional remuneration to named executive officers in very specific circumstances unrelated to the fixed and variable components of their compensation. The payment of this type of compensation must be justified by an event such as the completion of a major transaction for the Company. The amount of the exceptional compensation thus decided may not exceed 20% of the annual fixed compensation.

5/ Claw back policy

As a public company, if we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws as a result of misconduct, the Chief Executive Officer and the named executive officers may be legally required to reimburse the Company for any bonus or other incentive- based or equity-based compensation they receive in accordance with the provisions of section 304 of the Sarbanes-Oxley Act of 2002, as amended. Additionally, we have implemented a Dodd-Frank Act-compliant clawback policy, as required by SEC rules.

This provision of the compensation policy for the Chief Executive Officer was approved by a decision of the Board of Directors on November 20, 2023, in accordance with the Nasdaq rules, which required this provision to be adopted December 1, 2023, at the latest.

The Board of Directors

Annex C

Part 1

Approval of information referred to in Article L.22-10-9 of the French Commercial Code (eleventh resolution)

The following table sets forth information regarding the compensation earned by our non-employee directors for 2024. These amounts were earned and paid in or initially denominated in Euro per the above policy and paid in Euro. The amounts below were converted using an exchange rate of €1.00 to $1.0498, which represents respectively the average exchange rate for the year ended December 16, 2024 (date of approval by the Board meeting of the non-employee directors 2024 compensation), and the exchange rates on the dates of payment. Mr. Tassé, our Chief Executive Officer, and Ms. Ferrère, a representative of BPI France, are each directors, but do not receive any additional compensation for their services as directors.

Director	Fees Earned or Paid in Cash ($) (1)	Warrant awards ($) (2)	All other compensation ($)	Total ($)
Michel de Rosen	$167,968	$0	$0	$167,968
Daniel Tassé	$0	$0	$0	$0
Daniele Guyot-Caparros	$115,478	$0	$0	$115,478
Maïlys Ferrère (3)	$0	$0	$0	$0
Michael J. Goller	$115,478	$0	$0	$115,478
Timothy E. Morris	$125,976	$0	$0	$125,976
Adora Ndu	$110,229	$0	$0	$110,229
Julie O’Neill	$115,478	$0	$0	$115,478
Ravi M. Rao	$110,229	$0	$0	$110,229
Daniel B. Soland	$110,229	$0	$0	$110,229

(1)	The amounts reported in this column represent the fees earned for service on our Board of Directors and committees of our Board of Directors for 2024.
(2)

The amounts reported in this column reflect the aggregate grant date fair value of such warrants computed in accordance with FASB ASC Topic 718 Compensation—Stock Compensation (“ASC Topic 718”). See Note 12 to our Consolidated Financial Statements in our Annual Report on Form 10-K for a discussion of assumptions made by us in determining the aggregate grant date fair value of our non-employee warrants. In accordance with a delegation of authority by the shareholders to the Board of Directors, the acquisition of these non-employee warrants by the participating directors was subject to the payment of a subscription price determined by our Board of Directors and payable in full by the applicable director that was at least equal to the fair market value of an Ordinary Share on the date of grant.

(3)	No remuneration as non-executive director is accepted by Ms. Mailys Ferrère as representative of BPI France.

The following table sets forth information regarding the aggregate number of non-employee warrant awards held by our non-employee directors as of December 31, 2024. None of our non-employee directors held other stock awards or options as of December 31, 2024.

Director	Non-employee warrants awards (#)
Michel de Rosen	15,837
Michael J. Goller	21,500
Timothy E. Morris	6,837
Adora Ndu	6,837
Julie O’Neill	16,000
Ravi M. Rao	6,837
Daniel B. Soland	38,337

Annex C

Part 2

Approval of fixed, variable and exceptional items comprising the total compensation and benefits of any kind paid during the previous financial year or awarded for said financial year to the corporate officers (French “mandataires sociaux”) (twelfth and thirteenth resolutions)—(Excerpt from the French Board of Directors’ report on the resolutions)

In accordance with the provisions of Article L.22-10-34 II of the French Commercial Code, you are requested to approve the fixed, variable and exceptional components of the total remuneration and benefits of any kind, paid during the past financial year or granted in respect of the same financial year, as described in detail in section 3.4 of the Company’s Universal Registration Document, to the following corporate officers:

•	Mr. Michel de Rosen, Chairman of the Board of Directors (twelfth resolution):

Elements of compensation paid or assigned for FY 2024	Amounts or accounting value to be put to the vote	Introduction
Fixed compensation	€150,000 (amount attributed and paid in respect of FY 2024)	Fixed compensation for the position of Chairman of the Board
Annual variable compensation	None
Extraordinary compensation	None
Free share allocation	None
Stock option allocation	None
Board Member compensation	€10,000 attributed and paid in respect of FY 2024	€5,000 in his capacity as a member of the Nominating and Governance Committee and €5,000 in his capacity as member of the Compensation committee
Elements of compensation due to the termination or change of duties, pension commitments and non-competition clauses	None

•	Mr. Daniel Tassé, Chief Executive Officer (thirteenth resolution):

Elements of compensation paid or assigned for FY 2024	Amounts or accounting value to be put to the vote	Introduction
Fixed compensation	€552,476 (amount attributed and paid in respect of FY 2024)	Fixed compensation for the position of Chief Executive Officer for 2024 corresponding to USD 600,000 (€552,476 using the exchange rate applicable to each period).
Annual variable compensation	€333,238 (amount to be paid subject to the approval of the 2025 Annual General Meeting)	On January 22, 2025, the Board of Directors noted that the Chief Executive Officer had achieved 58% of his objectives, equivalent to a variable compensation of USD 348,000 (€333,238 using the

Elements of compensation paid or assigned for FY 2024	Amounts or accounting value to be put to the vote	Introduction
ECB exchange rate on January 22, 2025, date of the Board’s approval of the Chief Executive Officer compensation). The variable compensation targets were set by the Board of Directors and are linked to the achievement of qualitative and quantitative objectives (see § 3.4 of the 2024 Universal Registration Document) and Annex D.
Extraordinary compensation	€131,895	On April 30, 2025, the Board of Directors decided, on the recommendation of the Remuneration Committee, in view of the success of the financing operation announced in a press release dated March 27, 2025, and in application of the remuneration policy approved by the General Meeting of May 16, 2024, to grant the Chief Executive Officer exceptional remuneration of USD150,000 (€ 131,895 using the ECB exchange rate on the date of the Board’s decision to grant this compensation).
Free share allocation	None
Stock option allocation	Options (accounting value: €462,992)

On December 4, 2024, the Board of Directors, based on the authorization granted by the General Meeting of May 16, 2024, granted 813,200 stock options, exercisable at the price of 0.85 euros.

The stock options are subject to a 4-year staggered vesting with 25% vested at each anniversary of the grant.

They will be exercisable in tranches of 25% as of their attribution and until December 4, 2034.

Elements of compensation paid or assigned for FY 2024	Amounts or accounting value to be put to the vote	Introduction
Other compensation	€33,241 (amount granted in respect of FY 2024 and paid in the same year)	In accordance with the compensation policy approved by the Annual General Meeting of May 16, 2024, the Chief Executive Officer received tax equalization in respect of his status as a US resident, amounting to € 33,241 (USD 36,020 using the exchange rate applicable to each period).
Elements of compensation due to the termination or change of duties, pension commitments and non-competition clauses	No amount is subject to the vote	The detailed description of this commitment is contained in paragraph 3.4 of the 2024 Universal Registration Document

Annex D

Achievement against Annual Corporate Objectives

2024 criteria and objectives for the Chief Executive Officer’s variable compensation

Performance criteria	Description	Base points	Additional points
Qualitative	Execution of clinical studies and preparation of BLA files, Preparation of BLA module 3 in 1–3-year-olds, pipeline development, advancing preclinical programs	72 points
Quantitative	Strengthen corporate capabilities, keep operating costs under control	28 points
TOTAL		100 points

The above-mentioned performance criteria summarize the Company’s 2024 collective objectives, applicable to the variable compensation of all employees and 100% of the Chief Executive Officer’s variable compensation for 2024 (as disclosed in chapter 3.4 of the 2023 Universal Registration Document of the Company).

For 2024, the Board of Directors held on January 22, 2025, on the recommendation of the Compensation Committee, determined that the Chief Executive Officer had achieved 58% of these criteria.

D-1

Annex E

Mandates and Employment and Service Contracts of Corporate Officers

Information on the mandates and employment and/or service contracts of corporate officers entered into with the Company

The table below indicates the duration of the term(s) of the mandate(s) of the Company’s corporate officers and, as the case may be, the employment or service contracts entered into with the Company, the notice periods and the conditions of revocation or termination applicable to them.

Corporate Officers of the Company	Mandate(s) held	Term(s) of office	Employment contract with the company (specify its term)	Service agreement with the Company (specify its term)	Notice Period	Conditions for revocation or termination
Michel de Rosen	Chairman of the Board	At the end of the General Meeting held in 2025 to approve the financial statements for the year ended.	No	No	NA	Revocation of the mandate in accordance with the law and case law
Daniel Tassé	Chief Executive Officer and Director	Chief Executive Officer: Indeterminate Term Director: At the end of the General Meeting to be held in 2026 to approve the financial statements for the year ended	No	No	NA	Revocation of the mandate in accordance with the law and case law— severance payments (see section B/ commitments, of this report).
Michael J. Goller	Director	At the end of the General Meeting to be held in 2026 to approve the financial statements for the year ended.	No	No	NA	Revocation of the mandate in accordance with the law and case law
Maïlys Ferrère	Director	At the end of the General Meeting to be held in 2026 to approve the financial statements for the year ended.	No	No	NA	Revocation of the mandate in accordance with the law and case law

E-1

Corporate Officers of the Company	Mandate(s) held	Term(s) of office	Employment contract with the company (specify its term)	Service agreement with the Company (specify its term)	Notice Period	Conditions for revocation or termination
Timothy E. Morris	Director	At the end of the General Meeting held in 2025 to approve the financial statements for the year ended.	No	No	NA	Revocation of the mandate in accordance with the law and case law
Danièle Guyot— Caparros	Director	At the end of the General Meeting to be held in 2027 to approve the financial statements for the year ended.	No	No	NA	Revocation of the mandate in accordance with the law and case law
Adora Ndu	Director	At the end of the General Meeting to be held in 2027 to approve the financial statements for the year ended.	No	No	NA	Revocation of the mandate in accordance with the law and case law
Julie O’Neill	Director	At the end of the General Meeting to be held in 2027 to approve the financial statements for the year ended.	No	No	NA	Revocation of the mandate in accordance with the law and case law
Ravi M. Rao	Director	At the end of the General Meeting to be held in 2027 to approve the financial statements for the year ended.	No	No	NA	Revocation of the mandate in accordance with the law and case law
Daniel B. Soland	Director	At the end of the General Meeting held in 2025 to approve the financial statements for the year ended.	No	No	NA	Revocation of the mandate in accordance with the law and case law

E-2

☐ **JE DÉSIRE ASSISTER À CETTE ASSEMBLÉE** et demande une carte d'admission : dater et signer au bas du formulaire / ***I WISH TO ATTEND THE SHAREHOLDER'S MEETING** and request an admission card: date and sign at the bottom of the form*

dbv technologies

107, avenue de la République
92320 Châtillon

ASSEMBLÉE GÉNÉRALE MIXTE
Convoquée le 11 juin 2025 à 14h00
Au siège social de la Société
107, avenue de la République, 92320 Châtillon

CADRE RÉSERVÉ À LA SOCIÉTÉ - *FOR COMPANY'S USE ONLY*

Identifiant - *Account*

Nombre d'actions / ***Number of shares***
- **Nominatif** / ***Registered***
  - **Vote simple** / ***Single vote***
  - **Vote double** / ***Double vote***
- **Porteur** / ***Bearer***

Nombre de voix - *Number of voting rights*

Je vote **OUI** à tous les projets de résolutions présentés ou agréés par le Conseil d'Administration ou le Directoire ou la Gérance, à l'EXCEPTION de ceux que je signale en noircissant comme ceci ■ l'une des cases "Non" ou "Abstention". / *I vote **YES** all the draft resolutions approved by the Board of Directors, EXCEPT those indicated by a shaded box, like this ■, for which I vote No or I abstain.*

	1	2	3	4	5	6	7	8	9	10
Non / No	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
Abs.	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
	11	**12**	**13**	**14**	**15**	**16**	**17**	**18**	**19**	**20**
Non / No	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
Abs.	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
	21	**22**	**23**	**24**	**25**	**26**	**27**	**28**	**29**	**30**
Non / No	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
Abs.	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
	31	**32**	**33**	**34**	**35**	**36**	**37**	**38**	**39**	**40**
Non / No	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
Abs.	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
	41	**42**	**43**	**44**	**45**	**46**	**47**	**48**	**49**	**50**
Non / No	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
Abs.	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐

Sur les projets de résolutions non agréés, je vote en noircissant la case correspondant à mon choix.
On the draft resolutions not approved, I cast my vote by shading the box of my choice.

	A	B
Oui / Yes	☐	☐
Non / No	☐	☐
Abs.	☐	☐
	C	**D**
Oui / Yes	☐	☐
Non / No	☐	☐
Abs.	☐	☐
	E	**F**
Oui / Yes	☐	☐
Non / No	☐	☐
Abs.	☐	☐
	G	**H**
Oui / Yes	☐	☐
Non / No	☐	☐
Abs.	☐	☐
	J	**K**
Oui / Yes	☐	☐
Non / No	☐	☐
Abs.	☐	☐

- Je donne pouvoir au Président de l'assemblée générale. / *I appoint the Chairman of the general meeting* .... ☐
- Je m'abstiens. / *I abstain from voting* .... ☐
- Je donne procuration [cf. au verso renvoi (4)] à M., Mme ou Mlle, Raison Sociale pour voter en mon nom .... ☐
  I appoint [see reverse (4)] Mr, Mrs or Miss, Corporate Name to vote on my behalf........

☐ **JE DONNE POUVOIR AU PRÉSIDENT DE L'ASSEMBLÉE GÉNÉRALE**
Cf. au verso (3)

☐ **JE DONNE POUVOIR À :** Cf. au verso (4)
pour me représenter à l'Assemblée
I HEREBY APPOINT: *See reverse (4)*
to represent me at the above mentioned Meeting
M. Mme ou Mlle, Raison Sociale / Mr, Mrs or Miss, Corporate Name

Adresse / Address

ATTENTION : Pour les titres au porteur, les présentes instructions doivent être transmises à votre banque.

Nom, prénom, adresse de l'actionnaire (les modifications de ces informations doivent être adressées à l'établissement concerné et ne peuvent être effectuées à l'aide de ce formulaire). **Cf au verso (1)**
Surname, first name, address of the shareholder** (Changes regarding this information have to be notified to relevant institution, no changes can be made using this proxy form).* ***See reverse (1)

Pour être pris en considération, tout formulaire doit parvenir au plus tard :
To be considered, this completed form must be returned no later than:

	sur 1ère convocation / *on 1st notification*	sur 2ème convocation / *on 2nd notification*
à la banque / to the bank	08 juin 2025 / *June 08, 2025*	

Date & Signature

« Si le formulaire est renvoyé daté et signé mais qu'aucun choix n'est coché (carte d'admission / vote par correspondance / pouvoir au président / pouvoir à mandataire), cela vaut automatiquement pouvoir au Président de l'assemblée générale »
'If the form is returned dated and signed but no choice is checked (admission card / postal vote / power of attorney to the President / power of attorney to a representative), this automatically applies as a proxy to the Chairman of the General Meeting'

Important : Avant dexercer votre choix, veuillez prendre connaissance des instructions situees au verso - Important : Before selecting please refer to instructions on reverse side Quelle que soit loption choisie, noircir comme ceci la ou les cases correspondantes, dater et signer au bas du formulaire - Whichever option is used, shade box(es) like this , date and sign at the bottom of the form JE DESIRE ASSISTER A CETTE ASSEMBLEE et demande une carte dadmission : dater et signer au bas du formulaire / I WISH TO ATTEND THE SHAREHOLDERS MEETING and request an admission card: date and sign at the bottom of the form 107, avenue de la Republique 92320 Chatillon S.A. au capital de 13.694.887,20 euros 441 772 522 R.C.S Nanterre ASSEMBLEE GENERALE MIXTE Convoquee le 11 juin 2025 a 14h00 Au siege social de la Societe 107, avenue de la Republique, 92320 Chatillon COMBINED GENERAL MEETING To be held on June 11, 2025 at 2:00 p.m. At the Company's headquarters 107, avenue de la Republique, 92320 Chatillon CADRE RESERVE A LA SOCIETE - FOR COMPANYS USE ONLY Identifiant Account Nominatif Registered Vote simple Single vote Nombre dactions Number of shares Porteur Bearer Vote double Double vote Nombre de voix - Number of voting rights JE VOTE PAR CORRESPONDANCE / I VOTE BY POST Cf. au verso (2) - See reverse (2) Je vote OUI a tous les projets de resolutions presentes ou agrees par le Conseil dAdministration ou le Directoire ou la Gerance, a lEXCEPTION de ceux que je signale en noircissant comme ceci lune des cases Non ou Abstention. / I vote YES all the draft resolutions approved by the Board of Directors, EXCEPT those indicated by a shaded box, like this , for which I vote No or I abstain. Sur les projets de resolutions non agrees, je vote en noircissant la case correspondant a mon choix. On the draft resolutions not approved, I cast my vote by shading the box of my choice. Non / No Abs. Oui / Yes Non / No Abs. Oui / Yes Non / No Abs. Oui / Yes Non / No Abs. Oui / Yes Non / No Abs. Oui / Yes Non / No Abs. Non / No Abs. Non / No Abs. Non / No Abs. Non / No Abs. 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 A B C D E F G H J K Si des amendements ou des resolutions nouvelles etaient presentes en assemblee, je vote NON sauf si je signale un autre choix en noircissant la case correspondante : In case amendments or new resolutions are proposed during the meeting, I vote NO unless I indicate another choice by shading the corresponding box: - Je donne pouvoir au President de lassemblee generale. / I appoint the Chairman of the general meeting- Je mabstiens. / I abstain from voting - Je donne procuration [cf. au verso renvoi (4)] a M., Mme ou Mlle, Raison Sociale pour voter en mon nom I appoint [see reverse (4)] Mr, Mrs or Miss, Corporate Name to vote on my behalf Pour etre pris en consideration, tout formulaire doit parvenir au plus tard : To be considered, this completed form must be returned no later than: sur 1ere convocation / on 1st notification sur 2eme convocation / on 2nd notification a la banque / to the bank 08 juin 2025 / June 08, 2025 Date & Signature Si le formulaire est renvoye date et signe mais quaucun choix nest coche (carte dadmission / vote par correspondance / pouvoir au president / pouvoir a mandataire), cela vaut automatiquement pouvoir au President de lassemblee generale If the form is returned dated and signed but no choice is checked (admission card / postal vote / power of attorney to the President / power of attorney to a representative), this automatically applies as a proxy to the Chairman of the General Meeting JE DONNE POUVOIR AU PRESIDENT DE LASSEMBLEE GENERALE Cf. au verso (3) I HEREBY GIVE MY PROXY TO THE CHAIRMAN OF THE GENERAL MEETING See reverse (3) JE DONNE POUVOIR A : Cf. au verso (4) pour me representer a lAssemblee I HEREBY APPOINT: See reverse (4) to represent me at the above mentioned Meeting M. Mme ou Mlle, Raison Sociale / Mr, Mrs or Miss, Corporate Name Adresse / Address ATTENTION : Pour les titres au porteur, les presentes instructions doivent etre transmises a votre banque. CAUTION: As for bearer shares, the present instructions will be valid only if they are directly returned to your bank. Nom, prenom, adresse de lactionnaire (les modifications de ces informations doivent etre adressees a l'etablissement concerne et ne peuvent etre effectuees a l'aide de ce formulaire). Cf au verso (1) Surname, first name, address of the shareholder (Changes regarding this information have to be notified to relevant institution, no changes can be made using this proxy form). See reverse (1)

CONDITIONS D'UTILISATION DU FORMULAIRE

(1) GENERALITES : Il s'agit d'un formulaire unique prévu par l'article R. 225-76 du Code de Commerce.
QUELLE QUE SOIT L'OPTION CHOISIE :

Le signataire est prié d'inscrire très exactement, dans la zone réservée à cet effet, ses nom (en majuscules), prénom usuel et adresse (les modifications de ces informations doivent être adressées à l'établissement concerné et ne peuvent être effectuées à l'aide de ce formulaire).

Pour les personnes morales, le signataire doit renseigner ses nom, prénom et qualité.

Si le signataire n'est pas l'actionnaire (exemple : Administrateur légal, Tuteur, etc.) il doit mentionner ses nom, prénom et la qualité en laquelle il signe le formulaire de vote.

Le formulaire adressé pour une assemblée vaut pour les assemblées successives convoquées avec le même ordre du jour (article R. 225-77 alinéa 3 du Code de Commerce).

Le texte des résolutions figure dans le dossier de convocation joint au présent formulaire (article R. 225-81 du Code de Commerce). Ne pas utiliser à la fois « Je vote par correspondance » et « Je donne pouvoir » (article R. 225-81 paragraphe 8 du Code de Commerce).

Un guide méthodologique de traitement des assemblées générales, incluant une grille de lecture de ce formulaire de vote par correspondance est disponible sur le site de l'AFTI : www.afti.asso.fr

La version française de ce document fait foi.

(2) VOTE PAR CORRESPONDANCE

Article L. 225-107 du Code de Commerce (extrait) :

"Tout actionnaire peut voter par correspondance, au moyen d'un formulaire dont les mentions sont fixées par décret en Conseil d'Etat. Les dispositions contraires des statuts sont réputées non écrites.

Pour le calcul du quorum, il n'est tenu compte que des formulaires qui ont été reçus par la société avant la réunion de l'assemblée, dans les conditions de délais fixées par décret en Conseil d'Etat. **Les formulaires ne donnant aucun sens de vote ou exprimant une abstention ne sont pas considérés comme des votes exprimés**".

La majorité requise pour l'adoption des décisions est déterminée en fonction des voix exprimées par les actionnaires présents ou représentés. Les voix exprimées ne comprennent pas celles attachées aux actions pour lesquelles l'actionnaire n'a pas pris part au vote, s'est abstenu ou a voté blanc ou nul. (articles L. 225-96 et L. 225-98 du Code de Commerce et, s'agissant des sociétés ayant adopté le statut de la société européenne, et articles 57 et 58 du Règlement du Conseil (CE) N°2157/2001 relatif au statut de la société européenne).

1 - il vous est demandé pour chaque résolution en noircissant individuellement les cases correspondantes :

- soit de voter "Oui" (vote exprimé par défaut pour les projets de résolutions présentés ou agréés, en l'absence d'un autre choix);
- soit de voter "Non";
- soit de vous "Abstenir" en noircissant individuellement les cases correspondantes.

2 - Pour le cas où des amendements aux résolutions présentées ou des résolutions nouvelles seraient déposées lors de l'assemblée, il vous est demandé d'opter entre vote contre (vote exprimé par défaut en l'absence d'un autre choix), pouvoir au président de l'assemblée générale, abstention ou pouvoir à personne dénommée en noircissant la case correspondant à votre choix.

(3) POUVOIR AU PRÉSIDENT DE L'ASSEMBLÉE GÉNÉRALE

Article L. 225-106 du Code de Commerce (extrait) :

"Pour toute procuration d'un actionnaire sans indication de mandataire, le président de l'assemblée générale émet un vote favorable à l'adoption de projets de résolutions présentés ou agréés par le conseil d'administration ou le directoire, selon le cas, et un vote défavorable à l'adoption de tous les autres projets de résolution. Pour émettre tout autre vote, l'actionnaire doit faire choix d'un mandataire qui accepte de voter dans le sens indiqué par le mandant".

(4) POUVOIR À UNE PERSONNE DÉNOMMÉE (PERSONNE PHYSIQUE OU MORALE)

Article L. 225-106 du Code de Commerce (extrait) :

II - Le mandat ainsi que, le cas échéant, sa révocation sont écrits et communiqués à la société. Les conditions d'application du présent alinéa sont précisées par décret en Conseil d'Etat.

III - Avant chaque réunion de l'assemblée générale des actionnaires, le président du conseil d'administration ou le directoire, selon le cas, peut organiser la consultation des actionnaires mentionnés à l'article L. 225-102 afin de leur permettre de désigner un ou plusieurs mandataires pour les représenter à l'assemblée générale conformément aux dispositions du présent article.

Cette consultation est obligatoire lorsque, les statuts ayant été modifiés en application de l'article L. 225-23 ou de l'article L. 225-71, l'assemblée générale ordinaire doit nommer au conseil d'administration ou au conseil de surveillance, selon le cas, un ou des salariés actionnaires ou membres des conseils de surveillance des fonds communs de placement d'entreprise détenant des actions de la société. Cette consultation est également obligatoire lorsque l'assemblée générale extraordinaire doit se prononcer sur une modification des statuts en application de l'article L. 225-23 ou de l'article L. 225-71.

Les clauses contraires aux dispositions des alinéas précédents sont réputées non écrites."

Article L. 22-10-39 du Code de Commerce :

"Outre les personnes mentionnées au I de l'article L. 225-106, un actionnaire peut se faire représenter par toute autre personne physique ou morale de son choix lorsque les actions de la société sont admises aux négociations sur un marché réglementé ou sur un système multilatéral de négociation soumis aux dispositions du II de l'article L. 433-3 du code monétaire et financier dans les conditions prévues par le règlement général de l'Autorité des marchés financiers, figurant sur une liste arrêtée par l'autorité dans des conditions fixées par son règlement général, à condition dans cette seconde hypothèse, que les statuts le prévoient.

Les clauses contraires aux dispositions du précédent alinéa sont réputées non écrites."

Article L. 22-10-40 du Code de Commerce :

"Lorsque, dans les cas prévus au premier alinéa du I de l'article L. 22-10-39, l'actionnaire se fait représenter par une personne autre que son conjoint ou le partenaire avec lequel il a conclu un pacte civil de solidarité, il est informé par son mandataire de tout fait lui permettant de mesurer le risque que ce dernier poursuive un intérêt autre que le sien.

1° Contrôle, au sens de l'article L. 233-3, la société dont l'assemblée est appelée à se réunir ;

2° Est membre de l'organe de gestion, d'administration ou de surveillance de cette société ou d'une personne qui la contrôle au sens de l'article L. 233-3 ;

3° Est employé par cette société ou par une personne qui la contrôle au sens de l'article L. 233-3 ;

4° Est contrôlé ou exerce l'une des fonctions mentionnées au 2° ou au 3° dans une personne ou une entité contrôlée par une personne qui contrôle la société, au sens de l'article L. 233-3.

Cette information est également délivrée lorsqu'il existe un lien familial entre le mandataire ou, le cas échéant, la personne pour le compte de laquelle il agit, et une personne physique placée dans l'une des situations énumérées aux 1° à 4°.

Lorsqu'en cours de mandat, survient l'un des faits mentionnés aux alinéas précédents, le mandataire en informe sans délai son mandant. A défaut par ce dernier de confirmation expresse du mandat, celui-ci est caduc.

La caducité du mandat est notifiée sans délai par le mandataire à la société.

Les conditions d'application du présent article sont précisées par décret en Conseil d'Etat."

Article L. 22-10-41 du Code de commerce :

"Toute personne qui procède à une sollicitation active de mandats, en proposant directement ou indirectement à un ou plusieurs actionnaires, sous quelque forme et par quelque moyen que ce soit, de recevoir procuration pour les représenter à l'assemblée d'une société mentionnée au premier alinéa de l'article L. 22-10-39, rend publique sa politique de vote.

Elle peut également rendre publiques ses intentions de vote sur les projets de résolution présentés à l'assemblée. Elle exerce alors, pour toute procuration reçue sans instructions de vote, un vote conforme aux intentions de vote ainsi rendues publiques.

Les conditions d'application du présent article sont précisées par décret en Conseil d'Etat."

Article L. 22-10-42 du Code de commerce :

"Le tribunal de commerce dans le ressort duquel la société a son siège social peut, à la demande du mandant et pour une durée qui ne saurait excéder trois ans, priver le mandataire du droit de participer en cette qualité à toute assemblée de la société concernée en cas de non-respect de l'obligation d'information prévue aux troisième à septième alinéas de l'article L. 22-10-40 ou des dispositions de l'article L. 22-10-41. Le tribunal peut décider la publication de cette décision aux frais du mandataire. Le tribunal peut prononcer les mêmes sanctions à l'égard du mandataire sur demande de la société en cas de non-respect des dispositions de l'article L. 22-10-41."

Les informations à caractère personnel recueillies dans le cadre du présent document sont nécessaires à l'exécution de vos instructions de vote. Vous disposez d'un certain nombre de droits concernant vos données (accès, rectification, etc.). Ces droits peuvent être exercés auprès de votre teneur de compte aux coordonnées indiquées par ce dernier.

FORM TERMS AND CONDITIONS

(2) POSTAL VOTING FORM

Article L. 225-107 du Code de Commerce (extract):

(3) PROXY TO THE CHAIRMAN OF THE GENERAL MEETING

Article L. 225-106 du Code de Commerce (extract):

Article L. 225-106 du Code de Commerce (extract):

Article L. 22-10-39 du Code de commerce:

Article L. 22-10-40 du Code de commerce:

Article L. 22-10-41 du Code de commerce:

Article L. 22-10-42 du Code de commerce:

CONDITIONS D'UTILISATION DU FORMULAIRE (1) GENERALITES : Il sagit dun formulaire unique prevu par larticle R. 225-76 du Code de Commerce. QUELLE QUE SOIT LOPTION CHOISIE : Le signataire est prie dinscrire tres exactement, dans la zone reservee a cet effet, ses nom (en majuscules), prenom usuel et adresse (les modifications de ces informations doivent etre adressees a l'etablissement concerne et ne peuvent etre effectuees a l'aide de ce formulaire). Pour les personnes morales, le signataire doit renseigner ses nom, prenom et qualite. Si le signataire n'est pas l'actionnaire (exemple : Administrateur legal, Tuteur, etc.) il doit mentionner ses nom, prenom et la qualite en laquelle il signe le formulaire de vote. Le formulaire adresse pour une assemblee vaut pour les assemblees successives convoquees avec le meme ordre du jour (article R. 225-77 alinea 3 du Code de Commerce). Le texte des resolutions figure dans le dossier de convocation joint au present formulaire (article R. 225-81 du Code de Commerce). Ne pas utiliser a la fois << Je vote par correspondance >> et << Je donne pouvoir >> (article R. 225-81 paragraphe 8 du Code de Commerce). Un guide methodologique de traitement des assemblees generales, incluant une grille de lecture de ce formulaire de vote par correspondance est disponible sur le site de lAFTI : www.afti.asso.fr La version francaise de ce document fait foi. (2) VOTE PAR CORRESPONDANCE Article L. 225-107 du Code de Commerce (extrait) : Tout actionnaire peut voter par correspondance, au moyen dun formulaire dont les mentions sont fixees par decret en Conseil d'Etat. Les dispositions contraires des statuts sont reputees non ecrites. Pour le calcul du quorum, il nest tenu compte que des formulaires qui ont ete recus par la societe avant la reunion de lassemblee, dans les conditions de delais fixees par decret en Conseil d'Etat. Les formulaires ne donnant aucun sens de vote ou exprimant une abstention ne sont pas consideres comme des votes exprimes. La majorite requise pour ladoption des decisions est determinee en fonction des voix exprimees par les actionnaires presents ou representes. Les voix exprimees ne comprennent pas celles attachees aux actions pour lesquelles lactionnaire na pas pris part au vote, sest abstenu ou a vote blanc ou nul. (articles L. 225-96 et L. 225-98 du Code de Commerce et, sagissant des societes ayant adopte le statut de la societe europeenne, et articles 57 et 58 du Reglement du Conseil (CE) No2157/2001 relatif au statut de la societe europeenne). Si vous votez par correspondance : vous devez obligatoirement noircir la case Je vote par correspondance au recto. 1 - il vous est demande pour chaque resolution en noircissant individuellement les cases correspondantes : - soit de voter Oui (vote exprime par defaut pour les projets de resolutions presentes ou agrees, en labsence dun autre choix); - soit de voter Non; - soit de vous Abstenir en noircissant individuellement les cases correspondantes. 2 - Pour le cas ou des amendements aux resolutions presentees ou des resolutions nouvelles seraient deposees lors de lassemblee, il vous est demande d'opter entre vote contre (vote exprime par defaut en labsence dun autre choix), pouvoir au president de l'assemblee generale, abstention ou pouvoir a personne denommee en noircissant la case correspondant a votre choix. (3) POUVOIR AU PRESIDENT DE LASSEMBLEE GENERALE Article L. 225-106 du Code de Commerce (extrait) : "Pour toute procuration dun actionnaire sans indication de mandataire, le president de lassemblee generale emet un vote favorable a ladoption de projets de resolutions presentes ou agrees par le conseil dadministration ou le directoire, selon le cas, et un vote defavorable a ladoption de tous les autres projets de resolution. Pour emettre tout autre vote, lactionnaire doit faire choix dun mandataire qui accepte de voter dans le sens indique par le mandant". (4) POUVOIR A UNE PERSONNE DENOMMEE (PERSONNE PHYSIQUE OU MORALE) Article L. 225-106 du Code de Commerce (extrait) : I - Un actionnaire peut se faire representer par un autre actionnaire, par son conjoint ou par le partenaire avec lequel il a con clu un pacte civil de solidarite. II - Le mandat ainsi que, le cas echeant, sa revocation sont ecrits et communiques a la societe. Les conditions d'application du present alinea sont precisees par decret en Conseil d'Etat. III - Avant chaque reunion de l'assemblee generale des actionnaires, le president du conseil d'administration ou le directoire, sel on le cas, peut organiser la consultation des actionnaires mentionnes a l'article L. 225-102 afin de leur permettre de designer un ou plusieurs mandataires pour les representer a l'assemblee generale conformement aux dispositions du present article. Cette consultation est obligatoire lorsque, les statuts ayant ete modifies en application de l'article L. 225-23 ou de l'article L. 225-71, l'assemblee generale ordinaire doit nommer au conseil d'administration ou au conseil de surveillance, selon le cas, un ou des salaries actionnaires ou membres des conseils de surveillance des fonds communs de placement d'entreprise detenant des actions de la societe. Cette consultation est egalement obligatoire lorsque l'assemblee generale extraordinaire doit se prononcer sur une modification des statuts en application de l'article L. 225-23 ou de l'article L. 225-71. Les clauses contraires aux dispositions des alineas precedents sont reputees non ecrites." Article L. 22-10-39 du Code de Commerce : "Outre les personnes mentionnees au I de l'article L. 225-106, un actionnaire peut se faire representer par toute autre personne physique ou morale de son choix lorsque les actions de la societe sont admises aux negociations sur un marche reglemente ou s ur un systeme multilateral de negociation soumis aux dispositions du II de l'article L. 433-3 du code monetaire et financier dans les conditions prevues par le reglement general de l'Autorite des marches financiers, figurant sur une liste arretee par l'autorite dans des conditions fixees par son reglement general, a condition dans cette seconde hypothese, que les statuts le prevoient. Les clauses contraires aux dispositions du precedent alinea sont reputees non ecrites." Article L. 22-10-40 du Code de Commerce : Lorsque, dans les cas prevus au premier alinea du I de l'article L. 22-10-39, l'actionnaire se fait representer par une personne autre que son conjoint ou le partenaire avec lequel il a conclu un pacte civil de solidarite, il est informe par son mandataire de tout fait lui permettant de mesurer le risque que ce dernier poursuive un interet autre que le sien. Cette information porte notamment sur le fait que le mandataire ou, le cas echeant, la personne pour le compte de laquelle il agit : 1o Controle, au sens de l'article L. 233-3, la societe dont l'assemblee est appelee a se reunir ; 2o Est membre de l'organe de gestion, d'administration ou de surveillance de cette societe ou d'une personne qui la controle au sens de l'article L. 233-3 ; 3o Est employe par cette societe ou par une personne qui la controle au sens de l'article L. 233-3 ; 4o Est controle ou exerce l'une des fonctions mentionnees au 2o ou au 3o dans une personne ou une entite controlee par une personne qui controle la societe, au sens de l'article L. 233-3. Cette information est egalement delivree lorsqu'il existe un lien familial entre le mandataire ou, le cas echeant, la personn e pour le compte de laquelle il agit, et une personne physique placee dans l'une des situations enumerees aux 1o a 4o. Lorsqu'en cours de mandat, survient l'un des faits mentionnes aux alineas precedents, le mandataire en informe sans delai son mandant. A defaut par ce dernier de confirmation expresse du mandat, celui-ci est caduc. La caducite du mandat est notifiee sans delai par le mandataire a la societe. Les conditions d'application du present article sont precisees par decret en Conseil d'Etat. Article L. 22-10-41 du Code de commerce : Toute personne qui procede a une sollicitation active de mandats, en proposant directement ou indirectement a un ou plusieurs actionnaires, sous quelque forme et par quelque moyen que ce soit, de recevoir procuration pour les representer a l'assemblee d'une societe mentionnee au premier alinea de l'article L. 22-10-39, rend publique sa politique de vote. Elle peut egalement rendre publiques ses intentions de vote sur les projets de resolution presentes a l'assemblee. Elle exerc e alors, pour toute procuration recue sans instructions de vote, un vote conforme aux intentions de vote ainsi rendues publiques. Les conditions d'application du present article sont precisees par decret en Conseil d'Etat. Article L. 22-10-42 du Code de commerce : Le tribunal de commerce dans le ressort duquel la societe a son siege social peut, a la demande du mandant et pour une duree qui ne saurait exceder trois ans, priver le mandataire du droit de participer en cette qualite a toute assemblee de la societ e concernee en cas de non-respect de l'obligation d'information prevue aux troisieme a septieme alineas de l'article L. 22-10-40 ou des dispositions de l'article L. 22-10-41. Le tribunal peut decider la publication de cette decision aux frais du mandataire. Le tribunal peut prononcer les memes sanctions a l'egard du mandataire sur demande de la societe en cas de non-respect des dispositions de l'article L. 22-10-41. Les informations a caractere personnel recueillies dans le cadre du present document sont necessaires a lexecution de vos in structions de vote. Vous disposez dun certain nombre de droits concernant vos donnees (acces, rectification, etc.). Ces droits peuvent etre exerces aupres de votre teneur de compte aux coordonnees indiquees par ce dernier. FORM TERMS AND CONDITIONS (1) GENERAL INFORMATION: This is the sole form pursuant to article R. 225-76 du Code de Commerce WHICHEVER OPTION IS USED: The signatory should write his/her exact name and address in capital letters in the space provided e.g. a legal guardian: (Change regarding this information have to be notified to relevant institution, no change can be made using this proxy form). If the signatory is a legal entity, the signatory should indicate his/her full name and the capacity in which he is entitled to sign on the legal entitys behalf. If the signatory is not the shareholder (e.g. a legal guardian), please specify your full name and the capacity in which you are signing the proxy. The form sent for one meeting will be valid for all meetings subsequently convened with the same agenda (art. R. 225-77 alinea 3 du Code de Commerce). The text of the resolutions is in the notification of the meeting which is sent with this proxy ( article R. 225-81 du Code de Commerce). Please do not use both "I vote by post" and "I hereby appoint" (article R. 225-81 du Code de Commerce). A guide relating to the general meetings processing, including an interpretation grid of this proxy form, is available on the AFTI website at: www.afti.asso.fr The French version of this document governs; The English translation is for convenience only. (2) POSTAL VOTING FORM Article L. 225-107 du Code de Commerce (extract): Any shareholder may vote by post, using a form the wording of which shall be fixed by a decree approved by the Conseil d'Etat. Any provisions to the contrary contained in the memorandum and articles of association shall be deemed non- existent. When calculating the quorum, only forms received by the company before the meeting shall be taken into account, on conditions to be laid down by a decree approved by the Conseil d'Etat. The forms giving no voting direction or indicating abstention shall not be considered as votes cast. The majority required for the adoption of the general meeting's decisions shall be determined on the basis of the votes cast by the shareholders present or represented. The votes cast shall not include votes attaching to shares in respect of which the shareholder has not taken part in the vote or has abstained or has returned a blank or spoilt ballot paper (articles L. 225-96 and L. 225-98 du Code de Commerce and, for the companies which have adopted the statute of European company, articles 57 and 58 of the Council Regulation (EC) no2157/2001 on the statute for a European company). If you wish to use the postal voting form, you have to shade the box on the front of the document: I vote by post. 1 - In such event, please comply for each resolution the following instructions by shading boxes of your choice: - either vote "Yes" (in absence of choice, vote expressed by default for the approved draft resolutions), - or vote No, - or vote Abstention by shading boxes of your choice. 2 - In case of amendments or new resolutions during the general meeting, you are requested to choose between vote No (vote expressed by default in absence of choice), proxy to the chairman of the general meeting, Abstention or proxy to a mentioned person individual or legal entity by shading the appropriate box. (3) PROXY TO THE CHAIRMAN OF THE GENERAL MEETING Article L. 225-106 du Code de Commerce (extract): "In case of any power of representation given by a shareholder without naming a proxy, the chairman of the general meeting shall issue a vote in favor of adopting a draft resolutions submitted or approved by the Board of Directors or the Management Board, as the case may be, and a vote against adopting any other draft resolutions. To issue any other vote, the shareholder must appoint a proxy who agrees to vote in the manner indicated by his principal. (4) PROXY TO A MENTIONED PERSON (INDIVIDUAL OR LEGAL ENTITY) Article L. 225-106 du Code de Commerce (extract): "I - A shareholder may be represented by another shareholder, by his or her spouse, or by his or her partner who he or she has entered into a civil union with. II - The proxy as well as its dismissal, as the case may be, must be written and made known to the company. A Conseil d'Etat decree specifies the implementation of the present paragraph. III - Before every general meeting, the chairman of the board of directors or the management board, as the case may be, may organise a consultation with the shareholders mentioned in article L. 225-102 to enable them to appoint one or more proxies to represent them at the meeting in accordance with the provisions of this Article. Such a consultation shall be obligatory where, following the amendment of the memorandum and articles of association pursuant to article L. 225-23 or article L. 225-71, the ordinary general meeting is required to appoint to the board of directors or the supervisory board, as the case may be, one or more shareholder employees or members of the supervisory board of the company investment funds that holds companys shares. Such a consultation shall also be obligatory where a special shareholders' meeting is required to take a decision on an amendment to the memorandum and articles of association pursuant to article L. 225-23 or article L. 225-71. Any clauses that conflict with the provisions of the preceding sub-paragraphs shall be deemed non-existent. Article L. 22-10-39 du Code de commerce: In addition to the persons mentioned in I of article L. 225-106, a shareholder may be represented by any other natural or legal person of his choice where the shares of the company are admitted to trading on a regulated market or on a multilateral trading facility subject to the provisions of Article L. 433-3 of the French Monetary and Financial Code under the conditions provided for in the General Regulations of the Autorite des marches financiers, appearing on a list drawn up by the latter under conditions laid down in its General Regulations, provided that in this second case, as provided for in the articles of association. Clauses contrary to the provisions of the preceding paragraph shall be deemed unwritten. Article L. 22-10-40 du Code de commerce: When, in the events envisaged by the first paragraph of the article L. 22-10-39, the shareholder is represented by a person other than his or her spouse or his or her partner who he or she has entered into a civil union with, he or she is informed by the proxy of any event enabling him or her to measure the risk that the latter pursue an interest other than his or hers. This information relates in particular to the event that the proxy or, as the case may be, the person on behalf of whom it acts: 1o Controls, within the meaning of article L. 233-3, the company whose general meeting has to meet; 2o Is member of the management board, administration or supervisory board of the company or a person which controls it within the meaning of the article L. 233-3; 3o Is employed by the company or a person which controls it within the meaning of article L. 233-3; 4o Is controlled or carries out one of the functions mentioned with the 2o or the 3o in a person or an entity controlled by a person who controls the company, within the meaning of the article L. 233-3. This information is also delivered when a family tie exists between the proxy or, as the case may be, the person on behalf of whom it acts, and a natural person placed in one of the situations enumerated from 1o to 4o above. When during the proxy, one of the events mentioned in the preceding subparagraphs occurs, the proxy informs without delay his constituent. Failing by the latter to confirm explicitly the proxy, this one is null and void The termination of the proxy is notified without delay by the proxy to the company. The conditions of application of this article are determined by a Conseil dEtat decree. Article L. 22-10-41 du Code de commerce: Any person who proceeds to an active request of proxy, while proposing directly or indirectly to one or more shareholders, under any form and by any means, to receive proxy to represent them at the general meeting of a company mentioned in the first paragraph of the article L. 22-10-39, shall release its voting policy. It can also release its voting intentions on the draft resolutions submitted to the general meeting. It exercises then, for any proxy received without voting instructions, a vote in conformity with the released voting intentions. The conditions of application of this article are determined by a Conseil dEtat decree. Article L. 22-10-42 du Code de commerce: The commercial court of which the company s head office falls under can, at the request of the constituent and for a duration which cannot exceed three years, deprive the proxy of the right to take part in this capacity to any general meeting of the relevant company in the event of non-compliance with mandatory information envisaged from the third to seventh paragraphs of article L. 22-10-40 or with the provisions of article L. 22-10-41. The court can decide the publication of this decision at the expenses of the proxy. The court can impose the same sanctions towards the proxy on request of the company in the event of noncompliance of the provisions of the article L. 22-10-41. Personal data included in this form are necessary for the execution of your voting instructions. You have certain minimum rights regarding your data (access, correction&). These rights may be exercised using the contact details provided by your custodian.

2025 Annual Combined General Meeting of Shareholders

The Voting Instructions must be signed, completed and received at the indicated address prior to

10:00 A.M. (New York City time) on June 5, 2025 for action to be taken.

2025 VOTING INSTRUCTIONS	AMERICAN DEPOSITARY SHARES

DBV Technologies S.A. (or the “Company”)

CUSIP No.:	23306J309.
ADS Record Date:	May 12, 2025 (date to determine ADS Holders who are to receive these materials and who are eligible to give voting instructions to the Depositary upon the terms described herein).
French Record Date:	June 9, 2025, at zero hour (Paris time) (Date on which ADS Holders are required under French law to hold their interest in the Deposited Securities in order to be eligible to vote at the 2025 Annual Combined General Meeting of Shareholders (the “Annual General Meeting”).
Meeting Specifics:	The Annual General Meeting of DBV Technologies S.A., will be held on Wednesday, June 11, 2025, at 10:00 A.M. (Paris time) at the Company’s headquarters located at 107, avenue de la République, 92320 Châtillon, France. On June 11, 2025, starting at 2:00 P.M. (Paris time), the Annual General Meeting will be webcast with live audio on the Company’s website https://www.dbv-technologies.com. The recorded webcast of the Annual General Meeting will remain accessible on the Company’s website for at least the minimum legal and regulatory period from its publication online following the date of the Annual General Meeting.
Meeting Agenda:	Please refer to the Company’s Final Notice of Annual General Meeting, Proxy Statement, including an English translation of the Company’s Final Notice of Annual General Meeting and resolutions, and U.S. Annual Report enclosed. These materials are also available on the Company’s website:
https://dbv-technologies.com/events/2025-annual-general-meeting/ https://www.dbv-technologies.com/investor-overview/sec-filings/
Depositary:	Citibank, N.A.
Deposit Agreement:	Deposit Agreement, dated as of October 24, 2014, as amended (the “Deposit Agreement”).
Deposited Securities:	Ordinary shares, nominal value €0.10 per share (the “Ordinary Shares” or “Shares”) of the Company.
Custodian:	Citibank Europe plc.

You as the undersigned holder, as of the ADS Record Date, of the American Depositary Share(s) issued under the Deposit Agreement (“ADSs”) and identified above, acknowledge receipt of a copy of the Depositary’s Notice of Annual General Meeting, Proxy Statement, and U.S. Annual Report and hereby authorize and direct the Depositary to cause to be voted at the Annual General Meeting (and any adjournment or postponement thereof) the Deposited Securities represented by your ADSs in the manner indicated on the reverse side hereof. You recognize that any sale, transfer or cancellation of your ADSs before the French Record Date will invalidate these voting instructions if the Depositary is unable to verify your continued ownership of ADSs as of the French Record Date.

If the Depositary receives from a Holder voting instructions which fail to specify the manner in which the Depositary is to vote the Deposited Securities represented by such Holder’s ADSs, the Depositary will deem such Holder to have instructed the Depositary to vote in favor of all resolutions endorsed by the Company’s board of directors (the “Board of Directors”). Deposited Securities represented by ADSs for which no timely voting instructions are received by the Depositary from the Holder shall not be voted. Additionally, the Company has informed the Depositary that, under French company law, shareholders holding a certain percentage of the Company’s Shares, the workers’ council or the Board of Directors may submit a new resolution and the Board of Directors may also modify the resolutions proposed in the Company’s Notice of Annual General Meeting. In such case, ADS Holders who have given prior instructions to vote on such resolutions shall be deemed to have voted in favor of the new or modified resolutions if approved by the Board of Directors and against if not approved by the Company’s Board of Directors.

Please indicate on the reverse side hereof how the Deposited Securities are to be voted.

The Voting Instructions must be marked, signed and returned on time in order to be counted.

By signing on the reverse side hereof, the undersigned represents to the Depositary and the Company that the undersigned is duly authorized to give the voting instructions contained therein.

Agenda

Ordinary Resolutions:

For resolutions 1 to 19, and 39 please refer below and to the other side of the card for a description of the matters submitted at the Annual General Meeting.

Extraordinary Resolutions:

For resolutions 20 to 38 please refer below and to the other side of the card for a description of the matters submitted at the Annual General Meeting.

The Depositary has been informed by the Company that its Board of Directors recommends a vote “FOR” all resolutions.

This proxy is being solicited by the Board of Directors of DBV Technologies S.A.

A	Issues	DBV Technologies S.A.

Ordinary Resolutions				Extraordinary Resolutions

	For	Against	Abstain		For	Against	Abstain

Resolution 1	☐	☐	☐	Resolution 20	☐	☐	☐

Resolution 2	☐	☐	☐	Resolution 21	☐	☐	☐

Resolution 3	☐	☐	☐	Resolution 22	☐	☐	☐

Resolution 4	☐	☐	☐	Resolution 21	☐	☐	☐

Resolution 5	☐	☐	☐	Resolution 22	☐	☐	☐

Resolution 6	☐	☐	☐	Resolution 23	☐	☐	☐

Resolution 7	☐	☐	☐	Resolution 24	☐	☐	☐

Resolution 8	☐	☐	☐	Resolution 25	☐	☐	☐

Resolution 9	☐	☐	☐	Resolution 26	☐	☐	☐

Resolution 10	☐	☐	☐	Resolution 27	☐	☐	☐

Resolution 11	☐	☐	☐	Resolution 28	☐	☐	☐

Resolution 12	☐	☐	☐	Resolution 29	☐	☐	☐

Resolution 13	☐	☐	☐	Resolution 30	☐	☐	☐

Resolution 14	☐	☐	☐	Resolution 31	☐	☐	☐

Resolution 15	☐	☐	☐	Resolution 32	☐	☐	☐

Resolution 16	☐	☐	☐	Resolution 33	☐	☐	☐

Resolution 17	☐	☐	☐	Resolution 34	☐	☐	☐

Resolution 18	☐	☐	☐	Resolution 35	☐	☐	☐

Resolution 19	☐	☐	☐	Resolution 36	☐	☐	☐

Resolution 39	☐	☐	☐	Resolution 37	☐	☐	☐

				Resolution 38	☐	☐	☐

B	Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

If these Voting Instructions are signed and timely returned to the Depositary but no specific direction as to voting is marked above as to an issue, the undersigned shall be deemed to have directed the Depositary to give voting instructions “FOR” the unmarked issue if endorsed by the Company’s Board of Directors.

If these Voting Instructions are signed and timely returned to the Depositary but multiple specific directions as to voting are marked above as to an issue, the undersigned shall be deemed to have directed the Depositary to give an “ABSTAIN” Voting Instruction for such issue.

Please be sure to sign and date this Voting Instructions Card.

Please sign your name to the Voting Instructions exactly as printed. When signing in a fiduciary or representative capacity, give full title as such. Where more than one owner, each MUST sign. Voting Instructions executed by a corporation should be in full name by a duly authorized officer with full title as such.

Signature 1 - Please keep signature within the line	Signature 2 - Please keep signature within the line	Date (mm/dd/yyyy)

/ /

AGENDA OF THE ANNUAL GENERAL MEETING:

Please note that if you grant a proxy to the chairperson of the meeting to vote your Ordinary Shares, the chairperson will vote in favor of adopting the following resolutions. The following matters proposed by the Board of Directors will be considered at the Annual General Meeting:

Within the authority of the Ordinary Shareholders’ Meeting:

1.	Approval of the annual financial statements for the year ended December 31, 2024
2.	Approval of the consolidated financial statements for the year ended December 31, 2024
3.	Allocation of income for the year ended December 31, 2024
4.	Allocation of the accumulated deficit to the “Additional paid-in capital”
5.

Approval of the agreement relating to the subscription of pre-funded warrants issued by the Company signed on March 27, 2025 between the Company and Baker Bros Advisors LP in accordance with Articles L.225-38 and seq. of the French Commercial Code

6.

Approval of the agreement relating to the subscription of pre-funded warrants issued by the Company signed on March 27, 2025 between the Company and Bpifrance Participations S.A. in accordance with Articles L.225-38 and seq. of the French Commercial Code

7.

Approval of the Registration Right Agreement signed on March 27, 2025, in particular between the Company, Baker Bros Advisors and Bpifrance Participations S.A. in accordance with Articles L.225-38 and seq. of the French Commercial Code

8.	Renewal of Mr. Michel de Rosen, as director
9.	Renewal of Mr. Timothy Morris, as director
10.	Renewal of Mr. Daniel Soland, as director
11.	Approval of the information set out in section I of Article L.22-10-9 of the French Commercial Code on the compensation of corporate officers for the year ended December 31, 2024
12.

Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended December 31, 2024, to Mr. Michel de Rosen, Chairman of the Board of Directors

13.

Approval of the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended December 31, 2024, to Mr. Daniel Tassé, Chief Executive Officer

14.	Advisory opinion on the compensation of named executive officers other than the Chief Executive Officer
15.	Increase of the total remuneration (annual budget) allocated to Directors
16.	Approval of the compensation policy for the Chairman of the Board of Directors for the year ending December 31, 2025
17.	Approval of the compensation policy for the Directors for the year ending December 31, 2025
18.	Approval of the compensation policy for the Chief Executive Officer and Deputy Chief Executive Officer for the year ending December 31, 2025
19.	Authorization to be granted to the Board of Directors to buy back company shares on the Company’s behalf pursuant to Article L.22-10-62 of the French Commercial Code

Within the authority of the Extraordinary Shareholders’ Meeting:

20.	Delegation to be granted to the Board of Directors to reduce the share capital by cancellation of shares pursuant to Article L.22-10-62 of the French Commercial Code
21.

Delegation of authority to be granted to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities and/or securities giving access to ordinary shares with preferential subscription rights

22.

Delegation of authority to be granted to the Board of Directors to issue ordinary shares and/ or equity securities giving access to other equity securities or to the allocation of debt securities, and/or securities giving access to equity securities to be issued, without preferential subscription rights by means of a public offer excluding the offers set out in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code, and/or as consideration for securities in the context of a public exchange offer

23.

Delegation of authority to be granted to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities, and/or securities giving access to equity securities to be issued, without preferential subscription rights by means of a public offer referred to in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code

24.

Delegation of powers to be granted to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities and/or securities giving access to ordinary shares, without preferential subscription rights in favor of one or more persons to be designated by the Board of Directors

25.

Delegation of authority to be granted to the Board of Directors to issue ordinary shares, giving, as the case may be, access to ordinary shares or the allocation of debt securities (of the Company or a group company) and/or securities giving access to ordinary shares (of the Company or a group company), without preferential subscription rights in favor of a category of persons satisfying determined characteristics

26.

Delegation of authority to be granted to the Board of Directors to decide on the issue of ordinary shares to be issued immediately or in the future by the Company, without preferential subscription rights in favor of a category of persons satisfying determined characteristics within the framework of an equity financing agreement on the United States stock market known as “At-The-Market” or “ATM Program”

27.

Delegation of authority to be granted to the Board of Directors to increase the number of securities to be issued in the event of a capital increase with or without preferential subscription rights, in the event of excess demand

28.

Delegation to be granted to the Board of Directors to increase the share capital by issuance of ordinary shares and/or securities giving access to the share capital within the limits set by the applicable legal and regulatory provisions on the date of the capital increase in consideration for contributions in kind of securities or securities giving access to the share capital

29.	Delegation of authority to be granted to the Board of Directors to decide on any merger-absorption, spin-off or partial contribution of assets
30.

Delegation of authority to be granted to the Board of Directors to issue ordinary shares giving, as the case may be, access to ordinary shares or to the allocation of debt securities (of the Company or of a group company), and/or securities giving access to ordinary shares (of the Company or of a group company), in the context of a merger, spin-off or partial contribution of assets decided by the Board of Directors pursuant to the delegation referred to in the twenty-ninth resolution

31.	Overall limit on the maximum authorized amounts set under the resolutions twenty-second, twenty-third, twenty-fourth, twenty-fifth, twenty-sixth, twenty-eighth and thirtieth resolutions
32.	Delegation of authority to be granted to the Board of Directors to increase the capital by means of the incorporation of reserves, profits and/or premiums
33.

Delegation of authority to be granted to the Board of Directors to increase the capital by the issue of ordinary shares and/or securities giving access to the share capital, without preferential subscription rights in favor of the members of a company savings plan pursuant to Articles L.3332-18 and seq. of the French Labor Code

34.

Delegation of authority to be granted to the Board of Directors to issue warrants (BSA), subscription and/or acquisition of new and/or existing warrants (BSAANE) and/or subscription and/or acquisition of new and/or existing redeemable warrants (BSAAR) without preferential subscription rights in favor of a category of persons

35.

Authorization to be granted to the Board of Directors to allocate for free existing and/or to be issued shares to employees and/or certain corporate officers of the company or related companies or economic interest groups

36.	Authorization to be granted to the Board of Directors to grant stock options to employees and/or certain officers of the Company or related companies or economic interest groups
37.	Ratification of the amendment to Article 11 of the bylaws
38.	Amendment of Article 13 of the Company’s bylaw to set the age limit for the Chairman of the Board of Directors at 80 years

Within the authority of the Ordinary Shareholders’ Meeting:

39.	Powers to complete formalities

Depositary’s Notice of

2025 Annual Combined General Meeting of Shareholders

of

DBV Technologies S.A.

ADSs:	American Depositary Shares (the “ADSs”).

ADS CUSIP No.:	23306J309.

ADS Record Date:	May 12, 2025. Date to determine ADS Holders who are to receive these materials and who are eligible to give voting instructions to the Depositary upon the terms described herein.

French Record Date:

June 9, 2025, at zero hour (Paris time).

Date on which ADS Holders are required under French Law to hold their interest in the Deposited Securities in order to be eligible to vote at the 2025 Annual Combined General Meeting of Shareholders (the “Annual General Meeting”) of DBV Technologies S.A., a company organized and existing under the laws of the Republic of France (“the Company”).

Meeting Specifics:	The Annual General Meeting will be held on Wednesday, June 11, 2025, at 2:00 P.M. (Paris time) at the Company’s headquarters located at 107, avenue de la République, 92320 Châtillon, France.

Meeting Agenda:

Please refer to the Company’s Final Notice of Annual General Meeting (“avis de convocation”), Proxy Statement, including an English translation of the Company’s Final Notice of Annual General Meeting and resolutions, and U.S. Annual Report enclosed. These materials are also available on the Company’s website:

https://dbv-technologies.com/events/2025-annual-general-meeting/

https://www.dbv-technologies.com/investor-overview/sec-filings/

ADS Voting Deadline:	On or before 10:00 A.M. (New York City time) on June 5, 2025. *

Deposited Securities:	Ordinary shares, nominal value €0.10 per share (the “Ordinary Shares” or “Shares”), of the Company.

ADS Ratio:	5 Shares to 1 ADS.

Depositary:	Citibank, N.A. (the “Depositary”).

Custodian of Deposited Securities:	Citibank Europe plc.

Deposit Agreement:	Deposit Agreement, dated as of October 24, 2014, as amended, by and among the Company, the Depositary, and all Holders and Beneficial Owners of ADSs issued thereunder.

To be counted, your voting instructions need to be received by the Depositary prior to 10:00 A.M.

(New York City time) on June 5, 2025.

*

ADS holders must deliver their voting instructions in good form, to be received by the Depositary by this date - June 5, 2025 - 10:00 A.M. (New York City time) in order to be counted. The Company’s enclosed Final Notice of Annual General Meeting refers to voting deadlines as per local market regulations. The attached important notice is specific to all holders holding ADSs as of the ADS Record Date and the French Record Date.

The Company has announced that the Annual General Meeting will be held at the date, time and location identified above. *

Copies of some of the Company’s materials, such as the procedures for obtaining preparatory documents, the statutory auditors reports, the Definitive Proxy Statement and the U.S. Annual Report, were posted on May 15, 2025 at the latest, and the Final Notice of Annual General Meeting was posted on May 21, 2025 on the Company’s website: https://dbv-technologies.com/events/2025-annual-general-meeting/

https://www.dbv-technologies.com/investor-overview/sec-filings/

On June 11, 2025, starting at 2:00 P.M. (Paris time), the Annual General Meeting will be webcast with live audio on the Company’s website http://www.dbv-technologies.com/. The recorded webcast of the Annual General Meeting will remain accessible on the Company’s website for at least the minimum legal and regulatory period from its publication online following the date of the Annual General Meeting.

These proxy materials will be mailed by the Depositary commencing on or about May 19, 2025, to all holders of the Company’s ADSs, each representing five (5) Ordinary Shares of the Company, having a nominal value of €0.10 per share. The Company’s registrar, Société Générale Securities Services, will commence mailing proxy materials to all holders of the Company’s Ordinary Shares on or about May 19, 2025, in accordance with French law and requirements.

The enclosed materials are provided to allow you to vote at the Annual General Meeting. The Company has requested the Depositary to provide you with instructions on the voting process.

If you do not wish to vote as an ADS holder but rather wish to vote as a holder of the Company’s Shares, you will need to arrange for the cancellation of your ADSs and become a Shareholder in France before the French Record Date. You are advised to proceed with the cancellation of your ADSs well in advance of the French Record Date as the cancellation of ADSs and the delivery of the corresponding Shares in France may be subject to unexpected processing delays.

Please note that the Company has informed the Depositary that in accordance with Article R. 22-10-28 of the French Commercial Code, if you are holder of Ordinary Shares that are registered in your name or in the name of an intermediary duly registered on your behalf as of Monday, June 9, 2025, at zero hour (Paris time), which is the second business day prior to the meeting (the “French Record Date”), either in the registered share accounts or in the bearer share accounts held by their authorized intermediary, you will be eligible to vote your Ordinary Shares and you may vote in person at the Annual General Meeting. In order to exercise voting rights, holders of Share in bearer form are required to have their Shares registered in the name of a registered financial intermediary and obtain from an accredited financial intermediary, and provide to the Company, an attendance certificate attesting to the registration of such Shares in the financial intermediary’s account as of the French Record Date.

Please further note that a holder as of the ADS Record Date who desires to exercise its voting rights with respect to ADSs representing Shares in registered or bearer form is required to: (a) be a holder of the ADSs as of the French Record Date, (b) deliver voting instructions to the Depositary by the ADS Voting Deadline, (c) instruct the Depositary to request that the Custodian deliver a voting form to the Company prior to the deadline established by the Company, and (d) in the case of ADSs representing Shares in bearer form, instruct the Depositary to request that the Custodian deposit the requisite attendance certificate with the Company. The delivery of voting instructions by an ADS Holder to the Depositary shall be deemed instructions to request delivery of the voting form and the attendance certificate.

If the Depositary receives from a Holder voting instructions which fail to specify the manner in which the Depositary is to vote the Deposited Securities represented by such Holder’s ADSs, the Depositary will deem such Holder to have instructed the Depositary to vote in favor of all resolutions endorsed by the Company’s board of directors (the “Board of Directors”). Deposited Securities represented by ADSs for which no timely voting instructions are received by the Depositary from the Holder shall not be voted. Additionally, the Company has informed the Depositary that, under French company law, shareholders holding a certain percentage of the Company’s Shares, the workers’ council or the Board of Directors may submit a new resolution and the Board of Directors may also modify the resolutions proposed in the Company’s Final Notice of Annual General Meeting. In such case, ADS Holders who have given prior instructions to vote on such resolutions shall be deemed to have voted in favor of the new or modified resolutions if approved by the Board of Directors and against if not approved by the Company’s Board of Directors.

Upon receipt from a Holder (as of the ADS Record Date and who continues to hold the ADS as of the French Record Date) of a signed and completed Voting Instructions Card prior to the ADS Voting Instructions Deadline, the Depositary shall endeavor, insofar as practicable and permitted under applicable law and provisions of the Deposited Securities, to cause the Custodian to vote (or to cause to be voted by means of the appointment of a proxy or otherwise) the Shares in respect of which Voting Instructions have been received in accordance with the instructions contained therein.

Please note that Voting Instructions may be given only in respect of a number of ADSs representing an integral number of Shares.

The information enclosed herewith with respect to the Annual General Meeting has been provided by the Company. Citibank, N.A. is forwarding this information to you solely as depositary and in accordance with the terms of the Deposit Agreement and disclaims any responsibility with respect to the accuracy or completeness of such information. Citibank, N.A. does not, and should not be deemed to, express any opinion with respect to the proposals to be considered at the Annual General Meeting. If you wish to receive a copy of the Deposit Agreement, please contact the Depositary at the number set forth below.

If you have any questions concerning the enclosed material or if you need further explanation of the questions covered therein, please call Citibank, N.A. - ADR Shareholder Services toll-free at 877-CITI-ADR (877-248-4237).

Citibank, N.A., as Depositary

*

As set forth in Section 4.10 of the Deposit Agreement and the Form of ADR, Holders of record of ADSs as of the close of business on the ADS Record Date and who continue to hold their ADS as of the French Record Date will be entitled, subject to any applicable provisions of the Deposit Agreement, French law and the bylaws of the Company and the provisions of or governing the Deposited Securities, to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the Shares represented by such Holders’ ADSs.